UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St.,

San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: Registrant is making a filing for 10 of its series, Wells Fargo Advantage Adjustable Rate Government Fund, Wells Fargo Advantage Conservative Income Fund, Wells Fargo Advantage Government Securities Fund, Wells Fargo Advantage High Income Fund, Wells Fargo Advantage High Yield Bond Fund, Wells Fargo Advantage Income Plus Fund, Wells Fargo Advantage Short Duration Government Bond Fund, Wells Fargo Advantage Short-Term Bond Fund, Wells Fargo Advantage Short-Term High Yield Bond Fund, and Wells Fargo Advantage Ultra Short-Term Income Fund. Each series has an August 31 fiscal year end.

Date of reporting period: August 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS

Wells Fargo Advantage
Adjustable Rate Government Fund

Annual Report

August 31, 2014

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Adjustable Rate Government Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Adjustable Rate Government Fund for the 12-month period that ended August 31, 2014. The period was marked by low interest rates and investor demand for yield, notably for lower-rated credits and longer-duration bonds.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing. In the U.S., the Federal Reserve (Fed) kept its key interest rate near zero in order to support the economy and the financial system. It also continued its quantitative easing program, although it reduced the size of its bond-buying program by approximately $10 billion per month and discussed changes to its forward guidance as it begins to normalize monetary policy. Meanwhile, European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In June 2014, the ECB announced a variety of measures aimed at encouraging lending, including cutting its key rate to a historic low of 0.15%, making funds available to banks at low interest rates, and imposing a negative interest rate on bank deposits held at the central bank. In Japan, the Bank of Japan maintained an aggressive monetary program, which began in early 2013, that was aimed at combating deflation by doubling the bank’s asset base over two years.

As the engine of economic growth, U.S. interest rates led other developed countries but remained low.

The Fed has a dual mandate to maximize employment and keep prices stable, and economic activity during the period showed improvement on both these fronts. The unemployment rate ticked lower to 6.1% as of August 2014. Payroll jobs advanced, and the number of long-term unemployed decreased, although labor market slack remains a concern for the Fed. On the inflation front, the personal consumption expenditures price index rose from a deflationary danger zone toward the Fed’s longer-run objective of a 2.0% pace.

Elsewhere, economic data continued to show sluggish growth. The European Union’s gross domestic product was unchanged in the second quarter of 2014 and up only 0.7% from a year earlier. The region’s unemployment rate remained high at 11.5% in July 2014. In Japan, its economy faltered in reaction to a sales tax increase despite Prime Minister Shinzo Abe’s economic plans to promote growth.

With the U.S. economy the furthest along its business cycle, the level of interest rates in the U.S. and Europe began to diverge—the 10-year U.S. Treasury yield was 2.42% at the end of August 2014 compared with 0.89% for the 10-year German bund yield, approximately 150 basis points higher (100 basis points = 1%). The Fed is closer to eventually increasing interest rates, while the ECB potentially needs to further increase rather than scale back its amount of accommodation. Further, U.S. economic activity appears healthier than Europe’s.

Fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility. However, yields have been at historically low levels, and there is a risk of rising rates and negative bond returns.

Letter to shareholders (unaudited)	Wells Fargo Advantage Adjustable Rate Government Fund	3

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

4	Wells Fargo Advantage Adjustable Rate Government Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael J. Bray, CFA

Christopher Y. Kauffman, CFA

Average annual total returns1 (%) as of August 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (ESAAX)	6-30-2000	(1.15)	1.30	2.18	0.90	1.70	2.39	0.79	0.74
Class B (ESABX)*	6-30-2000	(1.35)	1.09	2.09	0.15	1.09	2.09	1.54	1.49
Class C (ESACX)	6-30-2000	(0.85)	0.94	1.63	0.15	0.94	1.63	1.54	1.49
Administrator Class (ESADX)	7-30-2010	–	–	–	1.05	1.84	2.54	0.73	0.60
Institutional Class (EKIZX)	10-1-1991	–	–	–	1.19	1.97	2.66	0.46	0.46
Barclays 6-Month Treasury Bill Index[4]	–	–	–	–	0.15	0.25	1.92	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class B shares, the maximum contingent deferred sales charge is 1.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Adjustable Rate Government Fund	5

Growth of $10,000 investment[5] as of August 31, 2014

1.	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Adjustable Rate Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through December 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays 6-Month Treasury Bill Index tracks the performance and attributes of recently issued 6-month U.S. Treasury Bills. The index follows Barclays’ monthly rebalancing conventions. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent 10 years with the performance of the Barclays 6-Month Treasury Bill Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

6.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Adjustable Rate Government Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed its benchmark, the Barclays 6-Month Treasury Bill Index, for the 12-month period that ended August 31, 2014.

■	Positive yield spread from adjustable-rate mortgages (ARMs) over short-term Treasuries contributed to outperformance during the period, as did spread-tightening in the ARM sector.

■	The Fund’s focus on seasoned ARMs that have already had rate-adjustment resets helped performance, as these securities generally exhibited slower, more stable prepayments compared with ARMs with rate-adjustment resets still pending.

■	The Fund’s duration was reduced during the period from approximately one year to six months, further limiting the Fund’s exposure to rising interest rates.

Ten largest long-term holdings[6] (%) as of August 31, 2014
FNMA Series 2003-W18 Class 2A, 3.38%, 6-25-2043	1.23
FNMA, 2.80%, 11-1-2035	1.18
FHLMC Series T-67 Class 1A1C, 2.93%, 3-25-2036	1.06
FHLMC, 1.86%, 7-1-2034	1.05
FNMA, 2.40%, 2-1-2036	1.03
FHLMC, 2.47%, 9-1-2030	0.97
FNMA Series 2006-W1 Class 3A, 2.15%, 10-25-2045	0.88
FNMA, 2.33%, 12-1-2040	0.88
FNMA Series 2002-66 Class A3, 3.11%, 4-25-2042	0.88
FNMA, 2.30%, 1-1-2037	0.83

Amid continued economic improvement, monetary policy is becoming less accommodative.

The U.S. economy featured moderate growth, a slowly improving labor market, and low inflation over the past 12 months. Real gross domestic product (GDP) growth averaged about 2.5% in the most recent four quarters, helped by a degree of inventory building. Growth in real final sales (GDP excluding inventory effects) ran closer to 2.1% for the period, which was basically in line with personal consumption figures.

The labor market improved over the past 12 months, with the unemployment rate falling to 6.1% as of August 2014 compared with 7.2% a year ago. Payroll growth has accelerated so far in 2014, with roughly 215,000 net jobs created per month versus 195,000 in 2013. Some of the reduction in the unemployment rate, however, can be attributed to a decline in labor force participation, the rate of which fell to 62.8% as of the end of August 2014 from a high of 66.4% prior to the financial crisis of 2008–2009. The employment/population ratio, which is the broadest measure of labor market slack, stood at 59.0% at the end of August 2014, only marginally higher than its year-ago level of 58.6%.

Meanwhile, inflation remained low and stable over the reporting period. The Consumer Price Index (CPI) rose 2.0% on a year-over-year basis, while CPI excluding food and energy costs (so-called core inflation) rose 1.9%. Low inflation allowed the U.S. Federal Reserve (Fed) to maintain its focus on strengthening the labor market. To this end, the Fed maintained its historically low target rates for overnight lending and continued to purchase Treasury bonds and government-backed mortgage debt, albeit at a gradually slower pace. The Fed has indicated it intends to finish its asset-purchase program before the end of 2014. Even so, the first overt tightening of monetary policy via a federal funds target rate hike could be delayed well into 2015 or even beyond.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Adjustable Rate Government Fund	7

Portfolio allocation[7] as of August 31, 2014

The Fund was predominantly invested in adjustable-rate residential mortgage securities.

The Fund remains relatively defensively positioned with a significant out-of-benchmark allocation to ARMs and floating-rate collateralized mortgage obligations that have frequent rate resets. In addition, we reduced the Fund’s duration to approximately 0.5 years over the reporting period. We continue to find value in seasoned ARMs that have already had their rates reset with favorable prepayment characteristics.

The Fund is positioned for higher short-term rates.

Although we anticipate that the recent moderate-growth and low-inflation environment will persist for some quarters to come, we believe that the Fund is well positioned for the Fed’s eventual tightening of monetary policy through an increase in the federal funds target rate. The Fund’s heavy emphasis on floating-rate assets as well as its short duration are expected to result in higher income as short-term rates rise.

Please see footnotes on page 5.

8	Wells Fargo Advantage Adjustable Rate Government Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2014 to August 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2014	Ending account value 8-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,004.08	$3.74	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77	0.74%
Class B
Actual	$1,000.00	$999.19	$7.51	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58	1.49%
Class C
Actual	$1,000.00	$1,000.29	$7.51	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58	1.49%
Administrator Class
Actual	$1,000.00	$1,004.78	$3.03	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%
Institutional Class
Actual	$1,000.00	$1,005.51	$2.33	0.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	$2.35	0.46%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Summary portfolio of investments—August 31, 2014	Wells Fargo Advantage Adjustable Rate Government Fund	9

The Summary Portfolio of Investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website: http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/adjustablerategovt.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on the Form N-CSR, is also available on the SEC’s website at sec.gov.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Agency Securities: 96.20%
FHLMC	0.20-8.50%	1-1-2016 to 2-25-2045	$334,254,533	$355,237,236	25.98%
FHLMC ±	1.86	7-1-2034	13,561,398	14,378,181	1.05
FHLMC ±	2.33	6-1-2037	8,748,849	9,357,215	0.68
FHLMC ±	2.35	7-1-2036	5,900,959	6,292,224	0.46
FHLMC ±	2.35	3-1-2035	7,813,437	8,349,119	0.61
FHLMC ±	2.35	6-1-2037	8,965,514	9,588,263	0.70
FHLMC ±	2.36	9-1-2035	8,455,789	9,050,971	0.66
FHLMC ±	2.38	4-1-2038	8,595,571	9,214,964	0.67
FHLMC ±	2.38	12-1-2034	6,116,191	6,530,830	0.48
FHLMC ±	2.38	1-1-2038	8,301,173	8,921,713	0.65
FHLMC ±	2.39	2-1-2035	6,598,795	7,073,596	0.52
FHLMC ±	2.42	4-1-2034	6,460,758	6,945,000	0.51
FHLMC ±	2.47	9-1-2030	12,438,354	13,249,436	0.97
FHLMC ±	2.69	8-1-2030	6,833,284	7,346,952	0.54
FHLMC ±	2.71	2-1-2036	6,110,506	6,573,732	0.48
FHLMC Series T-67 Class 1A1C ±	2.96	3-25-2036	13,780,622	14,574,510	1.06
FHLMC Series T-67 Class 2A1C ±	2.91	3-25-2036	8,788,759	9,188,542	0.67
FNMA	0.41-12.50	11-1-2014 to 12-1-2050	449,504,228	479,756,979	35.02
FNMA ±	2.03	10-1-2035	9,124,543	9,685,285	0.71
FNMA ±	2.05	12-1-2035	7,927,970	8,430,618	0.62
FNMA ±	2.13	5-1-2033	6,183,582	6,619,387	0.48
FNMA ±	2.22	9-1-2032	7,877,853	8,391,086	0.61
FNMA ±	2.28	5-1-2038	6,010,579	6,408,870	0.47
FNMA ±	2.28	8-1-2039	6,328,829	6,759,340	0.49
FNMA ±	2.29	8-1-2044	5,813,136	6,200,981	0.45
FNMA ±	2.30	2-1-2036	6,936,142	7,464,458	0.55
FNMA ±	2.30	1-1-2037	10,684,127	11,436,929	0.84
FNMA ±	2.30	7-1-2038	7,437,654	8,079,732	0.59
FNMA ±	2.32	7-1-2048	5,912,260	6,344,028	0.46
FNMA ±	2.32	9-1-2039	9,600,940	10,247,852	0.75
FNMA ±	2.33	12-1-2040	11,295,489	12,085,886	0.88
FNMA ±	2.34	1-1-2035	7,309,926	7,800,624	0.57
FNMA ±	2.34	1-1-2038	7,857,660	8,435,018	0.62
FNMA ±	2.36	8-1-2037	5,970,243	6,400,191	0.47
FNMA ±	2.36	9-1-2039	9,477,492	10,125,507	0.74
FNMA ±	2.36	5-1-2042	7,423,888	7,946,785	0.58
FNMA ±	2.36	5-1-2036	5,853,818	6,305,840	0.46
FNMA ±	2.37	6-1-2036	5,783,550	6,201,664	0.45
FNMA ±	2.39	9-1-2039	8,340,629	8,991,264	0.66
FNMA ±	2.40	12-1-2040	5,891,963	6,314,355	0.46
FNMA ±	2.40	2-1-2036	13,039,641	14,095,981	1.03
FNMA ±	2.40	7-1-2048	7,885,904	8,492,701	0.62
FNMA ±	2.44	4-1-2036	6,328,919	6,805,310	0.50
FNMA ±	2.52	3-1-2037	5,870,752	6,318,936	0.46

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Adjustable Rate Government Fund	Summary portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Agency Securities (continued)
FNMA ±	2.80%	11-1-2035	$14,990,815	$16,150,628	1.18%
FNMA Series 2001-T12 Class A4 ±	3.42	8-25-2041	8,440,535	8,729,877	0.64
FNMA Series 2002-66 Class A3 ±	3.11	4-25-2042	11,742,436	12,054,116	0.88
FNMA Series 2003-W18 Class 2A ±	3.38	6-25-2043	15,982,321	16,869,196	1.23
FNMA Series 2004-W12 Class 2A ±	3.33	6-25-2044	8,099,305	8,641,326	0.63
FNMA Series 2004-W15 Class 3A ±	2.62	6-25-2044	10,597,288	11,083,004	0.81
FNMA Series 2006-W1 Class 3A ±	2.15	10-25-2045	11,489,474	12,101,633	0.88
GNMA	0.65-9.00	8-20-2015 to 9-20-2062	28,361,042	29,327,395	2.07
GNMA ±	2.04	8-20-2062	8,257,460	8,786,977	0.64
Other securities				166,392	0.01

Total Agency Securities (Cost $1,291,904,254)				1,317,928,635	96.20

	Yield		Shares
Short-Term Investments: 3.20%

Investment Companies: 3.13%
Wells Fargo Advantage Government Money Market Fund, Institutional Class (l)(u)	0.01		42,926,628	42,926,628	3.13

			Principal
U.S. Treasury Securities: 0.07%
U.S. Treasury Bill #(z)	0.02	9-18-2014	$900,000	899,992	0.07

Total Short-Term Investments (Cost $43,826,619)				43,826,620	3.20

Total investments in securities
(Cost $1,335,730,873) *				1,361,755,255	99.40%
Other assets and liabilities, net				8,211,555	0.60

Total net assets				$1,369,966,810	100.00%

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $1,336,632,596 and unrealized gains (losses) consists of:

Gross unrealized gains	$27,013,925
Gross unrealized losses	(1,891,266)

Net unrealized gains	$25,122,659

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—August 31, 2014	Wells Fargo Advantage Adjustable Rate Government Fund	11

Assets
Investments
In unaffiliated securities, at value (cost $1,292,804,245)	$1,318,828,627
In affiliated securities, at value (cost $42,926,628)	42,926,628

Total investments, at value (cost $1,335,730,873)	1,361,755,255
Cash	6,200,981
Principal paydown receivable	6,878,464
Receivable for Fund shares sold	2,444,946
Receivable for interest	3,428,143
Receivable for daily variation margin on open futures contracts	16,688
Prepaid expenses and other assets	46,356

Total assets	1,380,770,833

Liabilities
Dividends payable	258,381
Payable for investments purchased	8,652,372
Payable for Fund shares redeemed	912,690
Payable for daily variation margin on open futures contracts	14,688
Advisory fee payable	320,586
Distribution fees payable	99,793
Administration fees payable	185,919
Accrued expenses and other liabilities	359,594

Total liabilities	10,804,023

Total net assets	$1,369,966,810

NET ASSETS CONSIST OF
Paid-in capital	$1,400,576,074
Overdistributed net investment income	(390,213)
Accumulated net realized losses on investments	(55,961,157)
Net unrealized gains on investments	25,742,106

Total net assets	$1,369,966,810

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$251,685,538
Shares outstanding – Class A1	27,506,934
Net asset value per share – Class A	$9.15
Maximum offering price per share – Class A2	$9.34
Net assets – Class B	$1,191,954
Shares outstanding – Class B1	130,229
Net asset value per share – Class B	$9.15
Net assets – Class C	$148,522,692
Shares outstanding – Class C1	16,231,705
Net asset value per share – Class C	$9.15
Net assets – Administrator Class	$124,345,382
Shares outstanding – Administrator Class[1]	13,588,577
Net asset value per share – Administrator Class	$9.15
Net assets – Institutional Class	$844,221,244
Shares outstanding – Institutional Class[1]	92,246,893
Net asset value per share – Institutional Class	$9.15

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Adjustable Rate Government Fund	Statement of operations—year ended August 31, 2014

Investment income
Interest	$20,111,212
Income from affiliated securities	5,516

Total investment income	20,116,728

Expenses
Advisory fee	4,419,232
Administration fees
Fund level	728,457
Class A	424,832
Class B	3,119
Class C	267,006
Administrator Class	113,701
Institutional Class	727,092
Shareholder servicing fees
Class A	663,799
Class B	4,873
Class C	417,197
Administrator Class	279,645
Distribution fees
Class B	14,620
Class C	1,251,591
Custody and accounting fees	102,984
Professional fees	64,650
Registration fees	134,458
Shareholder report expenses	94,524
Trustees’ fees and expenses	10,839
Other fees and expenses	68,127

Total expenses	9,790,746
Less: Fee waivers and/or expense reimbursements	(479,599)

Net expenses	9,311,147

Net investment income	10,805,581

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	2,956,364
Futures transactions	(2,363,359)

Net realized gains on investments	593,005

Net change in unrealized gains (losses) on:
Unaffiliated securities	3,720,920
Futures transactions	(174,410)

Net change in unrealized gains (losses) on investments	3,546,510

Net realized and unrealized gains (losses) on investments	4,139,515

Net increase in net assets resulting from operations	$14,945,096

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Adjustable Rate Government Fund	13

	Year ended August 31, 2014		Year ended August 31, 2013

Operations
Net investment income		$10,805,581		$10,804,546
Net realized gains on investments		593,005		2,659,262
Net change in unrealized gains (losses) on investments		3,546,510		(10,514,094)

Net increase in net assets resulting from operations		14,945,096		2,949,714

Distributions to shareholders from
Net investment income
Class A		(1,733,771)		(2,245,241)
Class B		(575)		(1,184)
Class C		(56,786)		(56,838)
Administrator Class		(875,098)		(954,995)
Institutional Class		(8,075,183)		(8,298,462)
Tax basis return of capital
Class A		(366,434)		(41,486)
Class B		(121)		(22)
Class C		(12,002)		(1,050)
Administrator Class		(184,953)		(17,646)
Institutional Class		(1,706,699)		(153,334)

Total distributions to shareholders		(13,011,622)		(11,770,258)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	7,244,221	66,263,594	9,109,427	83,682,254
Class B	3,858	35,285	31,268	287,126
Class C	452,217	4,137,215	839,351	7,710,932
Administrator Class	6,986,964	63,914,051	8,957,655	82,281,335
Institutional Class	62,792,794	574,754,504	111,798,068	1,027,507,716

		709,104,649		1,201,469,363

Reinvestment of distributions
Class A	193,274	1,767,656	204,160	1,875,097
Class B	70	646	123	1,136
Class C	5,609	51,307	4,710	43,331
Administrator Class	77,012	704,495	61,507	564,819
Institutional Class	729,403	6,672,314	643,170	5,906,428

		9,196,418		8,390,811

Payment for shares redeemed
Class A	(10,685,135)	(97,752,051)	(12,269,012)	(112,668,495)
Class B	(189,405)	(1,734,110)	(440,076)	(4,045,250)
Class C	(5,030,472)	(46,016,981)	(7,063,937)	(64,901,729)
Administrator Class	(4,667,752)	(42,695,260)	(10,045,881)	(92,236,416)
Institutional Class	(70,479,287)	(645,076,343)	(87,926,435)	(807,965,965)

		(833,274,745)		(1,081,817,855)

Net increase (decrease) in net assets resulting from capital share transactions		(114,973,678)		128,042,319

Total increase (decrease) in net assets		(113,040,204)		119,221,775

Net assets
Beginning of period		1,483,007,014		1,363,785,239

End of period		$1,369,966,810		$1,483,007,014

Overdistributed net investment income		$(390,213)		$(459,446)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Adjustable Rate Government Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31					Year ended June 30, 2010[1]
CLASS A	2014	2013	2012	2011	2010[1,2]
Net asset value, beginning of period	$9.14	$9.19	$9.12	$9.12	$9.11	$9.00
Net investment income	0.06	0.06	0.09	0.14	0.02	0.20
Net realized and unrealized gains (losses) on investments	0.02	(0.04)	0.08	0.04	0.02	0.11

Total from investment operations	0.08	0.02	0.17	0.18	0.04	0.31
Distributions to shareholders from
Net investment income	(0.06)	(0.07)	(0.09)	(0.13)[3]	(0.01)[3]	(0.20)
Tax basis return of capital	(0.01)	(0.00)[4]	(0.01)	(0.05)[3]	(0.02)[3]	0.00

Total distributions to shareholders	(0.07)	(0.07)	(0.10)	(0.18)	(0.03)	(0.20)
Net asset value, end of period	$9.15	$9.14	$9.19	$9.12	$9.12	$9.11
Total return[5]	0.90%	0.23%	1.84%	2.04%	0.49%	3.51%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.84%	0.86%	0.88%	0.88%	0.73%
Net expenses	0.74%	0.74%	0.74%	0.74%	0.74%	0.73%
Net investment income	0.64%	0.71%	1.01%	1.50%	1.18%	2.27%
Supplemental data
Portfolio turnover rate	18%	10%	9%	18%	0%	14%
Net assets, end of period (000s omitted)	$251,686	$281,028	$309,827	$328,427	$353,453	$271,853

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Adjustable Rate Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class A of Evergreen Adjustable Rate Fund.

2.	For the two months ended August 31, 2010. The Fund changed its fiscal year end from June 30 to August 31, effective August 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Adjustable Rate Government Fund	15

(For a share outstanding throughout each period)

	Year ended August 31					Year ended June 30, 2010[1]
CLASS B	2014	2013	2012	2011	2010[1,2]
Net asset value, beginning of period	$9.14	$9.19	$9.12	$9.12	$9.11	$9.00
Net investment income (loss)	(0.01)[3]	(0.00)[3,4]	0.03 [3]	0.07 [3]	0.00 [4]	0.13 [3]
Net realized and unrealized gains (losses) on investments	0.02	(0.05)	0.07	0.05	0.03	0.11

Total from investment operations	0.01	(0.05)	0.10	0.12	0.03	0.24
Distributions to shareholders from
Net investment income	(0.00)[4]	(0.00)[4]	(0.03)	(0.07)[3]	(0.00)[3,4]	(0.13)
Tax basis return of capital	(0.00)[4]	(0.00)[4]	(0.00)[4]	(0.05)[3]	(0.02)[3]	0.00

Total distributions to shareholders	(0.00)[4]	(0.00)[4]	(0.03)	(0.12)	(0.02)	(0.13)
Net asset value, end of period	$9.15	$9.14	$9.19	$9.12	$9.12	$9.11
Total return[5]	0.15%	(0.52)%	1.08%	1.28%	0.36%	2.73%
Ratios to average net assets (annualized)
Gross expenses	1.55%	1.60%	1.61%	1.63%	1.62%	1.48%
Net expenses	1.49%	1.49%	1.49%	1.49%	1.49%	1.48%
Net investment income (loss)	(0.11)%	(0.03)%	0.27%	0.81%	0.24%	1.55%
Supplemental data
Portfolio turnover rate	18%	10%	9%	18%	0%	14%
Net assets, end of period (000s omitted)	$1,192	$2,886	$6,660	$14,911	$50,229	$52,414

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Adjustable Rate Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class B of Evergreen Adjustable Rate Fund.

2.	For the two months ended August 31, 2010. The Fund changed its fiscal year end from June 30 to August 31, effective August 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Adjustable Rate Government Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31					Year ended June 30, 2010[1]
CLASS C	2014	2013	2012	2011	2010[1,2]
Net asset value, beginning of period	$9.14	$9.19	$9.12	$9.12	$9.11	$9.00
Net investment income (loss)	(0.01)[4]	(0.00)[3,4]	0.02 [4]	0.06	0.00 [3]	0.14
Net realized and unrealized gains (losses) on investments	0.02	(0.05)	0.08	0.06	0.03	0.10

Total from investment operations	0.01	(0.05)	0.10	0.12	0.03	0.24
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.00)[3]	(0.03)	(0.07)[4]	(0.00)[3,4]	(0.13)
Tax basis return of capital	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.05)[4]	(0.02)[4]	0.00

Total distributions to shareholders	(0.00)[3]	(0.00)[3]	(0.03)	(0.12)	(0.02)	(0.13)
Net asset value, end of period	$9.15	$9.14	$9.19	$9.12	$9.12	$9.11
Total return[5]	0.15%	(0.52)%	1.08%	1.28%	0.36%	2.73%
Ratios to average net assets (annualized)
Gross expenses	1.55%	1.59%	1.61%	1.63%	1.62%	1.48%
Net expenses	1.49%	1.49%	1.49%	1.49%	1.51%	1.48%
Net investment income (loss)	(0.11)%	(0.04)%	0.26%	0.74%	0.23%	1.52%
Supplemental data
Portfolio turnover rate	18%	10%	9%	18%	0%	14%
Net assets, end of period (000s omitted)	$148,523	$190,110	$248,392	$296,645	$340,278	$349,562

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Adjustable Rate Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class C of Evergreen Adjustable Rate Fund.

2.	For the two months ended August 31, 2010. The Fund changed its fiscal year end from June 30 to August 31, effective August 31, 2010.

3.	Amount is less than $0.005.

4.	Calculated based upon average shares outstanding

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Adjustable Rate Government Fund	17

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$9.14	$9.19	$9.12	$9.12	$9.11
Net investment income	0.07	0.08	0.11	0.14 [2]	0.02
Net realized and unrealized gains (losses) on investments	0.03	(0.05)	0.07	0.06	0.01

Total from investment operations	0.10	0.03	0.18	0.20	0.03
Distributions to shareholders from
Net investment income	(0.07)	(0.08)	(0.10)	(0.15)[2]	(0.00)[2,3]
Tax basis return of capital	(0.02)	(0.00)[3]	(0.01)	(0.05)[2]	(0.02)[2]

Total distributions to shareholders	(0.09)	(0.08)	(0.11)	(0.20)	(0.02)
Net asset value, end of period	$9.15	$9.14	$9.19	$9.12	$9.12
Total return[4]	1.05%	0.37%	1.98%	2.18%	0.31%
Ratios to average net assets (annualized)
Gross expenses	0.73%	0.77%	0.79%	0.78%	0.90%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.62%
Net investment income	0.78%	0.85%	1.14%	1.49%	2.01%
Supplemental data
Portfolio turnover rate	18%	10%	9%	18%	0%
Net assets, end of period (000s omitted)	$124,345	$102,284	$112,319	$34,946	$10

1.	For the period from July 30, 2010 (commencement of class operations) to August 31, 2010

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Adjustable Rate Government Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31					Year ended June 30, 2010[1]
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010[1,2]
Net asset value, beginning of period	$9.14	$9.19	$9.12	$9.12	$9.11	$9.00
Net investment income	0.08	0.09 [3]	0.12 [3]	0.15	0.02	0.23
Net realized and unrealized gains (losses) on investments	0.03	(0.04)	0.07	0.06	0.03	0.10

Total from investment operations	0.11	0.05	0.19	0.21	0.05	0.33
Distributions to shareholders from
Net investment income	(0.08)	(0.10)	(0.11)	(0.16)[3]	(0.02)[3]	(0.22)
Tax basis return of capital	(0.02)	(0.00)[4]	(0.01)	(0.05)[3]	(0.02)[3]	0.00

Total distributions to shareholders	(0.10)	(0.10)	(0.12)	(0.21)	(0.04)	(0.22)
Net asset value, end of period	$9.15	$9.14	$9.19	$9.12	$9.12	$9.11
Total return[5]	1.19%	0.50%	2.09%	2.30%	0.53%	3.76%
Ratios to average net assets (annualized)
Gross expenses	0.47%	0.51%	0.53%	0.55%	0.55%	0.48%
Net expenses	0.46%	0.47%	0.49%	0.49%	0.49%	0.48%
Net investment income	0.93%	0.98%	1.25%	1.72%	1.21%	2.52%
Supplemental data
Portfolio turnover rate	18%	10%	9%	18%	0%	14%
Net assets, end of period (000s omitted)	$844,221	$906,698	$686,587	$597,521	$368,066	$389,075

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Adjustable Rate Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class I of Evergreen Adjustable Rate Fund.

2.	For the two months ended August 31, 2010. The Fund changed its fiscal year end from June 30 to August 31, effective August 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Adjustable Rate Government Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Adjustable Rate Government Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of

20	Wells Fargo Advantage Adjustable Rate Government Fund	Notes to financial statements

Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to expiration of capital loss carryforwards. At August 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized losses on investments
$(11,283,744)	$5,065	$11,278,679

As of August 31, 2014, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

2015	2016	2017	2018	2019
$18,541,278	$10,766,785	$24,262,054	$1,705,150	$66,443

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Notes to financial statements	Wells Fargo Advantage Adjustable Rate Government Fund	21

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$1,317,928,635	$0	$1,317,928,635

Short-term investments
Investment companies	42,926,628	0	0	42,926,628
U.S. Treasury securities	899,992	0	0	899,992
	43,826,620	1,317,928,635	0	1,361,755,255
Futures contracts	16,688	0	0	16,688
Total assets	$43,843,308	$1,317,928,635	$0	$1,361,771,943
Liabilities
Futures contracts	$14,688	$0	$0	$14,688
Total liabilities	$14,688	$0	$0	$14,688

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.30% and declining to 0.225% as the average daily net assets of the Fund increase. Prior to January 1, 2014, Funds Management was entitled to receive an annual advisory fee which started at 0.35% and declined to 0.25% as the average daily net assets of the Fund increased. For the year ended August 31, 2014, the advisory fee was equivalent to an annual rate of 0.30% of the Fund’s average daily net assets.

22	Wells Fargo Advantage Adjustable Rate Government Fund	Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.74% for Class A shares, 1.49% for Class B shares, 1.49% for Class C shares, 0.60% for Administrator Class shares, and 0.46% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares. For the year ended August 31, 2014, Funds Distributor received $1,646 from the sale of Class A shares and $221 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2014 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$350,504,609	$4,812,742	$240,207,950	$15,339,785

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2014, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio.

Notes to financial statements	Wells Fargo Advantage Adjustable Rate Government Fund	23

At August 31, 2014, the Fund had short futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at August 31, 2014	Unrealized losses
12-19-2014	JPMorgan	267 Short	10-Year U.S. Treasury Notes	$33,583,594	$(138,179)
12-31-2014	JPMorgan	470 Short	5-Year U.S. Treasury Notes	55,852,891	(144,097)

The Fund had an average notional amount of $86,511,970 in futures contracts during the year ended August 31, 2014.

On August 31, 2014, the cumulative unrealized losses on futures contracts in the amount of $282,276 are reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The receivable and payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized losses and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Futures – variation margin	JPMorgan	$16,688	$(14,688)	$0	$2,000

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Futures – variation margin	JPMorgan	$14,688	$(14,688)	$0	$0

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended August 31, 2014, the Fund paid $587 in commitment fees.

For the year ended August 31, 2014, there were no borrowings by the Fund under the agreement.

24	Wells Fargo Advantage Adjustable Rate Government Fund	Notes to financial statements

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2014 and August 31, 2013 were as follows:

	Year ended August 31
	2014	2013
Ordinary income	$10,741,413	$11,556,720
Tax basis return of capital	2,270,209	213,538

As of August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward
$25,122,659	$(55,341,710)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Adjustable Rate Government Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and the summary portfolio of investments, of the Wells Fargo Advantage Adjustable Rate Government Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, each of the periods within the period from July 1, 2010 through August 31, 2010 and the one-year period ended June 30, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Adjustable Rate Government Fund as of August 31, 2014, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 27, 2014

26	Wells Fargo Advantage Adjustable Rate Government Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended August 31, 2014, $10,803,962 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Adjustable Rate Government Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

28	Wells Fargo Advantage Adjustable Rate Government Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Adjustable Rate Government Fund	29

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Adjustable Rate Government Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to

30	Wells Fargo Advantage Adjustable Rate Government Fund	Other information (unaudited)

other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Barclays 6-Month Treasury Bill Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups for all share classes except for the Institutional Class, the net operating expense ratio for which was higher than the median net operating expense ratio of its expense Group. However, the Board viewed favorably the fact that the cap on the net operating expense ratio for the Institutional Class, which was reduced by 0.03% in 2012, would be maintained.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes except for the Administrator Class, the Management Rates for which were slightly higher than the average rates for its respective expense Group. However, the Board viewed favorably the fact that the net operating expense ratio for the Administrator Class was in range of the median net operating expense ratio of its respective expense group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Other information (unaudited)	Wells Fargo Advantage Adjustable Rate Government Fund	31

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

32	Wells Fargo Advantage Adjustable Rate Government Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

227656 10-14 A215/AR215 08-14

Wells Fargo Advantage
Conservative Income Fund

Annual Report

August 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Conservative Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Conservative Income Fund for the 12-month period that ended August 31, 2014. The period was marked by low interest rates and investor demand for yield, notably for lower-rated credits and longer-duration bonds.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing. In the U.S., the Federal Reserve (Fed) kept its key interest rate near zero in order to support the economy and the financial system. It also continued its quantitative easing program, although it reduced the size of its bond-buying program by approximately $10 billion per month and discussed changes to its forward guidance as it begins to normalize monetary policy. Meanwhile, European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In June 2014, the ECB announced a variety of measures aimed at encouraging lending, including cutting its key rate to a historic low of 0.15%, making funds available to banks at low interest rates, and imposing a negative interest rate on bank deposits held at the central bank. In Japan, the Bank of Japan maintained an aggressive monetary program, which began in early 2013, that was aimed at combating deflation by doubling the bank’s asset base over two years.

As the engine of economic growth, U.S. interest rates led other developed countries but remained low.

The Fed has a dual mandate to maximize employment and keep prices stable, and economic activity during the period showed improvement on both these fronts. The unemployment rate ticked lower to 6.1% as of August 2014. Payroll jobs advanced, and the number of long-term unemployed decreased, although labor market slack remains a concern for the Fed. On the inflation front, the personal consumption expenditures price index rose from a deflationary danger zone toward the Fed’s longer-run objective of a 2.0% pace.

Elsewhere, economic data continued to show sluggish growth. The European Union’s gross domestic product was unchanged in the second quarter of 2014 and up only 0.7% from a year earlier. The region’s unemployment rate remained high at 11.5% in July 2014. In Japan, its economy faltered in reaction to a sales tax increase despite Prime Minister Shinzo Abe’s economic plans to promote growth.

With the U.S. economy the furthest along its business cycle, the level of interest rates in the U.S. and Europe began to diverge—the 10-year U.S. Treasury yield was 2.42% at the end of August 2014 compared with 0.89% for the 10-year German bund yield, approximately 150 basis points higher (100 basis points = 1%). The Fed is closer to eventually increasing interest rates, while the ECB potentially needs to further increase rather than scale back its amount of accommodation. Further, U.S. economic activity appears healthier than Europe’s.

Fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility. However, yields have been at historically low levels, and there is a risk of rising rates and negative bond returns.

Letter to shareholders (unaudited)	Wells Fargo Advantage Conservative Income Fund	3

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

4	Wells Fargo Advantage Conservative Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Andrew M. Greenberg, CFA

Anthony J. Melville, CFA

Jeffrey L. Weaver, CFA

Average annual total returns (%) as of August 31, 2014

				Expense ratios[1] (%)
	Inception date	1 year	Since inception	Gross	Net[2]
Institutional Class (WCIIX)	5-31-2013	0.74	0.60	0.74	0.27
Barclays 6-9 Month Treasury Bill Index[3]	–	0.10	0.11	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, mortgage- and asset-backed securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Conservative Income Fund	5

Growth of $1,000,000 investment[4] as of August 31, 2014

1.	Reflects the expense ratio as stated in the most recent prospectus. The expense ratio shown is subject to change and may differ from the annualized expense ratio shown in the financial highlights of this report.

2.	The Adviser has committed through December 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	The Barclays 6–9 Month Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury bills that have a remaining maturity of less than nine months and more than six, are rated investment-grade, and have $250 million or more of outstanding face value. You cannot invest directly in an index.

4.	The chart compares the performance of Institutional Class shares since inception with the performance of the Barclays 6-9 Month Treasury Bill Index. The chart assumes a hypothetical investment of $1,000,000 in Institutional Class shares and reflects all operating expenses.

5.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

6.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

7.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Conservative Income Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Barclays 6–9 Month Treasury Bill Index, for the 12-month period that ended August 31, 2014. Fund performance was driven by an emphasis on yield-advantaged sectors.

■	Corporate bonds were the primary driver of the Fund’s outperformance. Particularly strong were banks, both domestic and foreign, as they showed improved capital levels, better credit quality, and attractive relative yields. Municipal bonds and commercial mortgage-backed securities (CMBS) also posted strong performance. Commercial paper and AAA-rated asset-backed securities (ABS) detracted from performance, though they continue to play important roles within the Fund with regard to liquidity, defensiveness, and high credit quality.

■	In order to minimize the Fund’s price volatility at a time when the aggressive monetary stimulus of the past six years is waning, we shortened the Fund’s duration from being long versus its 0.64-year benchmark duration to being shorter, with a 0.54-year duration.

Ten largest long-term holdings[5] (%) as of August 31, 2014
Fifth Third Auto Trust 2014-1 Class A2, 0.46%, 8-15-2016	1.74
ING Bank NV, 2.00%, 9-25-2015	1.62
Citigroup/Deutsche Bank Commercial Mortgage Trust Pass-Through Certificate Series 2005-CD1 Class A4, 5.40%, 7-15-2044	1.44
Wesfarmers Limited, 2.98%, 5-18-2016	1.42
ABN Amro Bank NV, 1.04%, 10-28-2016	1.41
JPMorgan Chase & Company, 0.75%, 2-15-2017	1.40
University of California Series Y-1, 0.66%, 7-12-2041	1.40
GM Financial Automobile Leasing Trust Series 2014-1A Class A2, 0.61%, 7-20-2016	1.39
Volvo Financial Equipment LLC Series 2014-1A Class A2, 0.54%, 11-15-2016	1.39
Bank of Tokyo-Mitsubishi LLC, 0.61%, 7-15-2016	1.39

We found value in corporate bonds.

Over the past year, an accommodative monetary policy and moderate economic growth was supportive of equity and credit markets. The S&P 500 Index6 increased by almost 23%, while credit spreads narrowed to near pre–financial crisis levels. As a result, short-term corporate bonds that rated single A or better with maturities between one and three years outperformed equal-duration Treasuries by approximately 80 basis points (bps; 100 bps equals 1.00%). We took advantage of two other themes throughout the year: Lower-quality bonds tended to outperform higher-quality bonds, and within corporate sectors, financials outperformed industrials. As a result, the Fund benefited from overweight exposures to A-rated securities (all securities in the Fund must have a minimum short-term rating of at least A-1 (or its equivalent) or a minimum long-term rating of A minus (or its equivalent), by one or more Nationally Recognized Statistical Ratings Organizations) and an emphasis on the financial sector, particularly banks. Meanwhile, municipal bond performance benefited from municipal issuers’ improved balance sheets, which was driven by post–financial crisis austerity measures, and limited supply relative to investor demand. On the other hand, ABS lagged corporate bonds and municipal bonds because supply was plentiful and met investor demand.

Short-term interest rates increased only moderately during the reporting period, with a steepening in the shape of the short-term yield curve. (A yield curve is a graph that shows the yields of similar-type bonds by their maturity, from shortest to longest.) As of August 31, 2014, 2-year Treasury note yields were 0.44%, 3-year Treasury note yields were 0.89%, and Treasury bills remained just a few bps above zero. During this time, longer-duration securities outperformed shorter securities. Consequently, commercial paper underperformed longer-term securities. Additionally, despite investor concerns about the new money market fund regulation, the demand for short-term securities remained strong relative to diminishing supply, which drove commercial paper yields ever lower.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Conservative Income Fund	7

Portfolio allocation[7] as of August 31, 2014

We decreased duration but increased ABS exposure.

We decreased the Fund’s duration from 0.84 to 0.54 years over the past 12 months because we see the U.S. Federal Reserve (Fed) beginning to shift gears—the tapering of the Fed’s asset-purchase program is expected to be completed this October, and increases to the federal funds target rate are expected in 2015. Also, over the period, allocations to commercial paper and municipals were decreased as yields in both sectors have declined to less attractive levels. The Fund’s allocation to corporate bonds remained stable. As corporate yields declined relative to Treasuries, we increasingly found value in the ABS and CMBS sectors where spreads remained wider. Amid increased supply, the allocation to ABS was increased from 12% to 20% over the period. We like the defensive, high-quality characteristics of ABS and their value relative to A-rated or better industrial corporate bonds. We believe auto lease deals are attractive due to high used-car prices and an additional 10 to 15 bps in yield compared with auto loan deals. Value in credit card structures can be found in U.K., Canadian, and, more recently, U.S. issuers as well. We believe seasoned, super-senior tranches of CMBS are attractive from a yield perspective, in our view, after careful analysis of prepayment risk. However, the Fund’s exposure to CMBS is limited at just over 6% because finding tranches that meet our credit criteria is difficult in a supply-challenged environment.

We see opportunities ahead.

Looking forward, we believe increasingly broad-based strength is leaving the U.S. economy positioned for a respectable 2.5% to 3.0% pace. Job growth continues to improve moderately despite weak participation rates. Geopolitical stresses emanating from Russia/Ukraine and Iraq, a slowing Chinese economy, and a European economy struggling to emerge from recession are restraints to growth. Nonetheless, we expect U.S. short-term interest rates to continue their climb higher, led by increases in the two- to three-year portion of the yield curve as we approach a mid-2015 rate hike. As such, the Fund will likely maintain a short duration posture with minimal fixed-rate exposure beyond two years. With regard to corporate bonds and other yield-advantaged sectors, we believe valuations can remain at current elevated levels for an extended period of time. Consistent with our philosophy, we will remain vigilant in preserving liquidity in the Fund and focus on strategies to maintain a lower-volatility net asset value (NAV). Going forward, we will also be monitoring the flows of short-term investments in the wake of money market fund regulation, which concluded with the ultimate decision to move toward floating NAVs for institutional money market funds and liquidity fees and redemption gates for all non-government money market funds.

Please see footnotes on page 5.

8	Wells Fargo Advantage Conservative Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2014 to August 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the

“Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 3-1-2014	Ending account value 8-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Institutional Class
Actual	$1,000.00	$1,002.27	$1.36	0.27%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.84	$1.38	0.27%

1.	Expenses paid is equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Conservative Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities: 19.00%
BMW Vehicle Lease Trust Series 2014-1 Class A2	0.45%	3-21-2016	$1,500,000	$1,500,324
California Republic Auto Receivable Trust Series 2014-1 Class A2	0.62	1-17-2017	1,000,000	1,000,524
Cards II Trust Series 2012-4A Class A 144A±	0.61	9-15-2017	1,000,000	1,000,000
CarMax Auto Owner Trust Series 2013-3 Class A2	0.59	8-15-2016	1,105,697	1,106,473
Fifth Third Auto Trust 2014-1 Class A2	0.46	8-15-2016	2,500,000	2,500,912
Ford Credit Auto Lease Trust Series 2013-B Class A2A	0.59	1-15-2016	839,297	839,961
Ford Credit Auto Owner Trust Series 2013-B Class A3	0.76	9-15-2016	1,000,000	1,001,815
GM Financial Automobile Leasing Trust Series 2014-1A Class A2 144A	0.61	7-20-2016	2,000,000	2,000,494
Golden Credit Card Trust Series 2012-5A Class A 144A	0.79	9-15-2017	1,000,000	1,002,346
Hyundai Auto Lease Securitization Trust Series 2013-A Class A3 144A	0.66	6-15-2016	1,250,000	1,251,178
Hyundai Auto Lease Securitization Trust Series 2013-B Class A3 144A	0.98	10-17-2016	600,000	602,231
Hyundai Auto Receivables Trust Series 2012-C Class A3	0.53	4-17-2017	843,517	844,153
M&T Bank Auto Receivables Trust Series 2013-1A Class A2 144A	0.66	2-16-2016	577,670	578,028
M&T Bank Auto Receivables Trust Series 2013-1A Class A3 144A	1.06	11-15-2017	1,200,000	1,206,548
Mercedes-Benz Auto Lease Trust Series 2013-B Class A2	0.53	9-15-2015	218,559	218,612
Mercedes-Benz Auto Receivables Trust Series 2013-B Class A3	0.62	7-15-2016	1,000,000	1,000,736
Nissan Auto Lease Trust Series 2013-B Class A3	0.75	6-15-2016	1,000,000	999,665
Penarth Master Issuer Series 2013-1A Class A1 144A±	0.55	11-18-2017	1,000,000	1,001,218
Porsche Innovative Lease Owner Pilot Trust Series 2013-1 Class A2 144A	0.54	1-22-2016	1,058,372	1,058,942
Smart Trust Series 2011-4USA Class A3A 144A	1.81	11-14-2015	145,886	146,057
Smart Trust Series 2014-1US Class A2A	0.58	7-14-2016	1,500,000	1,500,749
Volkswagen Auto Lease Trust Series 2013-A Class A2A	0.63	12-21-2015	301,101	301,314
Volkswagen Auto Lease Trust Series 2014-A Class A2A	0.52	10-20-2016	1,468,415	1,469,504
Volvo Financial Equipment LLC Series 2014-1A Class A2 144A	0.54	11-15-2016	2,000,000	2,000,287
World Omni Automobile Lease Securitization Trust Series 2012-A Class A3	0.93	11-16-2015	267,228	267,334
World Omni Automobile Receivables Trust Series 2013-B Class A2	0.48	11-15-2016	854,158	854,525

Total Asset-Backed Securities (Cost $27,239,987)				27,253,930

Certificates of Deposit: 2.79%
Bank of Tokyo-Mitsubishi LLC ±	0.61	7-15-2016	2,000,000	2,000,000
Credit Suisse NY ±	0.56	8-24-2015	2,000,000	2,000,000

Total Certificates of Deposit (Cost $4,000,000)				4,000,000

Corporate Bonds and Notes: 20.05%

Consumer Discretionary: 1.94%

Automobiles: 0.52%
Daimler Finance North America LLC 144A	1.25	1-11-2016	745,000	750,654

Media: 1.42%
Comcast Corporation	5.90	3-15-2016	472,000	509,070
NBCUniversal Media LLC	3.65	4-30-2015	1,500,000	1,532,381

				2,041,451

Financials: 16.57%

Banks: 4.78%
Bank of America Corporation ±	0.70	2-14-2017	250,000	250,489
Bank of America Corporation	4.50	4-1-2015	500,000	511,418
Bank of America Corporation	5.00	1-15-2015	450,000	457,380
Branch Banking & Trust Company ±	0.55	9-13-2016	800,000	797,924
Citigroup Incorporated ±	0.77	3-10-2017	350,000	350,699

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Conservative Income Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Banks (continued)
Citigroup Incorporated ±	0.91%	11-15-2016	$500,000	$502,093
Citigroup Incorporated ±	1.19	7-25-2016	500,000	504,815
Citigroup Incorporated	1.70	7-25-2016	650,000	657,581
JPMorgan Chase & Company ±	0.75	2-15-2017	2,000,000	2,010,731
Union Bank NA ±	0.98	9-26-2016	800,000	807,723

				6,850,853

Capital Markets: 3.21%
Goldman Sachs Group Incorporated	3.30	5-3-2015	1,250,000	1,273,573
Goldman Sachs Group Incorporated	3.70	8-1-2015	721,000	741,367
Merrill Lynch & Company Incorporated	5.30	9-30-2015	595,000	624,918
Morgan Stanley	6.00	4-28-2015	1,900,000	1,967,180

				4,607,038

Consumer Finance: 3.08%
American Express Credit Corporation	2.75	9-15-2015	1,021,000	1,045,490
Daimler Finance North America LLC 144A	2.30	1-9-2015	1,030,000	1,036,872
Daimler Finance Northern America LLC 144A	1.65	4-10-2015	375,000	377,589
HSBC Finance Corporation ±	0.66	6-1-2016	350,000	350,182
HSBC Finance Corporation	5.00	6-30-2015	1,560,000	1,615,928

				4,426,061

Diversified Financial Services: 2.24%
BHP Billiton Finance USA Limited	1.13	11-21-2014	515,000	515,987
General Electric Capital Corporation	3.50	6-29-2015	925,000	948,590
General Electric Capital Corporation	5.00	1-8-2016	1,650,000	1,746,705

				3,211,282

Insurance: 3.26%
ACE INA Holdings Incorporated	2.60	11-23-2015	1,310,000	1,341,208
MassMutual Global Funding 144A	3.13	4-14-2016	750,000	778,922
MetLife Global Funding 144A	3.13	1-11-2016	830,000	857,329
New York Life Global Funding 144A	1.30	1-12-2015	750,000	752,558
New York Life Global Funding 144A	2.45	7-14-2016	435,000	448,697
Principal Life Global Funding 144A	1.13	9-18-2015	490,000	493,405

				4,672,119

Health Care: 0.70%

Health Care Providers & Services: 0.70%
Providence Health & Services Obligated Group ±	0.88	10-1-2015	1,000,000	1,000,007

Utilities: 0.84%

Electric Utilities: 0.84%
Commonwealth Edison Company	4.70	4-15-2015	524,000	537,923
Southern Company	2.38	9-15-2015	650,000	662,316

				1,200,239

Total Corporate Bonds and Notes (Cost $28,704,037)				28,759,704

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Conservative Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 7.68%

California: 3.55%
California (GO)	0.85%	2-1-2015	$1,000,000	$1,002,700
Northern California Transmission Refunding Oregon Project Series B (Utilities Revenue)	5.37	5-1-2015	1,000,000	1,032,860
Riverside County CA Public Financing Authority Indian Wells Project Series A Class T (Tax Revenue)	0.83	9-1-2015	1,045,000	1,045,240
University of California Series Y-1 (Education Revenue) ±	0.66	7-1-2041	2,000,000	2,008,840

				5,089,640

Illinois: 1.43%
Chicago IL Midway Airport Series C (Airport Revenue)	1.32	1-1-2016	600,000	605,994
Illinois (GO)	4.96	3-1-2016	1,365,000	1,441,590

				2,047,584

Indiana: 0.35%
Indiana Bond Bank Taxable School Severance Funding (Miscellaneous Revenue)	0.66	1-15-2015	500,000	500,585

New Jersey: 1.33%
New Jersey Building Authority Series B (Miscellaneous Revenue)	0.75	6-15-2015	1,000,000	1,003,630
New Jersey EDA School Facilities Construction Series QQ (Miscellaneous Revenue)	1.10	6-15-2016	900,000	899,757

				1,903,387

Ohio: 0.24%
JobsOhio Beverage Systems Statewide Liquor Profits Senior Lien Series 2013-B (Miscellaneous Revenue)	0.87	1-1-2015	350,000	350,690

South Carolina: 0.78%
Lancaster SC Educational Assistance Program Incorporated Installment Purchase Refunding Bonds School District Series 2013-A (Miscellaneous Revenue)	0.73	12-1-2014	355,000	355,398
South Carolina Public Service Authority Series D (GO) ±	1.03	6-1-2015	760,000	761,353

				1,116,751

Total Municipal Obligations (Cost $10,968,974)				11,008,637

Non-Agency Mortgage Backed Securities: 7.98%
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-T20 Class A4A ±	5.29	10-12-2042	920,000	951,416
CCG Receivables Trust Class 2014-1 Class A2 144A	1.06	11-15-2021	2,000,000	1,999,256
Citigroup/Deutsche Bank Commercial Mortgage Trust Pass-Through Certificate Series 2005-CD1 Class A4 ±	5.40	7-15-2044	1,998,595	2,061,241
Commercial Mortgage Trust Pass-Through Certificate Series 2005-C6 Class A5A ±	5.12	6-10-2044	571,210	584,514
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2005-LDP5 Class A4 ±	5.40	12-15-2044	1,720,000	1,783,838
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2006-LDP6 Class A4 ±	5.48	4-15-2043	1,771,709	1,866,403
JPMorgan Chase Commercial Mortgage Securities Trust Series 2005-LDP3 Class A4A ±	4.94	8-15-2042	431,604	442,966
Merrill Lynch Mortgage Trust Series 2005-CKI1 Class A6 ±	5.46	11-12-2037	1,694,611	1,754,708

Total Non-Agency Mortgage Backed Securities (Cost $11,471,569)				11,444,342

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Conservative Income Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Yankee Corporate Bonds and Notes: 22.67%

Consumer Discretionary: 1.25%

Automobiles: 1.25%
Volkswagen International Finance NV 144A	1.63%	3-22-2015	$1,775,000	$1,787,129

Consumer Staples: 2.59%

Food & Staples Retailing: 1.41%
Wesfarmers Limited 144A	2.98	5-18-2016	1,960,000	2,030,107

Tobacco: 1.18%
BAT International Finance plc 144A	1.40	6-5-2015	1,680,000	1,690,100

Energy: 1.34%

Oil, Gas & Consumable Fuels: 1.34%
BP Capital Markets plc	3.88	3-10-2015	900,000	916,458
CNPC General Capital Limited 144A±	1.13	5-14-2017	1,000,000	1,002,630

				1,919,088

Financials: 16.54%

Banks: 14.77%
ABN Amro Bank NV 144A±	1.04	10-28-2016	2,000,000	2,018,320
ANZ New Zealand International Limited of London 144A	1.85	10-15-2015	1,050,000	1,063,913
Banco Santander Chile 144A±	1.13	4-11-2017	1,250,000	1,253,848
Banque Federative du Credit Mutuel SA 144A±	1.08	1-20-2017	1,000,000	1,008,024
BPCE SA	1.70	4-25-2016	1,695,000	1,714,154
Export-Import Bank of Korea ±	0.98	1-14-2017	1,400,000	1,407,547
Export-Import Bank of Korea	5.88	1-14-2015	750,000	764,200
ING Bank NV 144A	2.00	9-25-2015	2,290,000	2,320,780
Kookmin Bank 144A±	1.11	1-27-2017	1,000,000	1,007,737
Kookmin Bank 144A±	1.48	10-11-2016	500,000	506,780
Lloyds TSB Bank plc 144A	4.38	1-12-2015	1,500,000	1,520,939
Macquarie Bank Limited 144A	3.45	7-27-2015	1,000,000	1,024,324
Macquarie Bank Limited 144A±	1.02	3-24-2017	1,000,000	1,009,632
Nationwide Building Society 144A	4.65	2-25-2015	1,500,000	1,529,661
Rabobank Nederland 144A	3.20	3-11-2015	900,000	913,299
Royal Bank of Scotland plc	4.88	3-16-2015	850,000	868,992
Sumitomo Mitsui Trust Bank Limited 144A±	1.01	9-16-2016	750,000	754,853
Westpac Banking Corporation ±	0.66	11-25-2016	500,000	502,101

				21,189,104

Diversified Financial Services: 1.77%
Abbey National Treasury Services plc ±	0.74	3-13-2017	500,000	500,750
Abbey National Treasury Services plc	4.00	4-27-2016	1,000,000	1,051,288
UBS AG (Stamford Connecticut)	3.88	1-15-2015	961,000	973,290

				2,525,328

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Conservative Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Telecommunication Services: 0.95%

Wireless Telecommunication Services: 0.95%
America Movil SAB de CV ±	1.23%	9-12-2016	$850,000	$856,995
America Movil SAB de CV	5.75	1-15-2015	500,000	508,990

				1,365,985

Total Yankee Corporate Bonds and Notes (Cost $32,415,228)				32,506,841

Short-Term Investments: 19.52%

Commercial Paper: 19.37%
Alpine Securitization 144A(p)(z)	0.24	10-2-2014	1,500,000	1,499,675
Alpine Securitization 144A(p)(z)	0.26	10-20-2014	1,250,000	1,249,550
Anglesea Funding LLC 144A(p)(z)	0.33	12-1-2014	1,900,000	1,898,385
Bennington Stark Capital Company LLC 144A(p)(z)	0.16	9-4-2014	1,000,000	999,982
Cedar Spring Capital Company LLC 144A(p)(z)	0.14	9-5-2014	2,000,000	1,999,960
Chinatex Capital Limited (z)	0.33	9-12-2014	2,250,000	2,249,750
CNPC Finance Hong Kong Limited 144A(z)	0.41	10-14-2014	2,000,000	1,998,997
Collateralized Commercial Paper Company II LLC (z)	0.41	10-16-2014	2,000,000	1,999,022
Collateralized Commercial Paper Company LLC (z)	0.37	2-12-2015	1,000,000	998,325
GDF Suez 144A(z)	0.23	10-1-2014	1,000,000	999,798
Institutional Secured Funding LLC 144A(p)(z)	0.31	10-10-2014	2,000,000	1,999,316
LMA Americas LLC 144A(p)(z)	0.30	10-6-2014	1,800,000	1,799,456
Mountcliff Funding LLC 144A(p)(z)	0.26	11-3-2014	1,000,000	999,535
Ridgefield Funding Company LLC 144A(p)(z)	0.29	12-5-2014	1,250,000	1,249,021
Scaldis Capital LLC 144A(p)(z)	0.23	10-20-2014	2,750,000	2,749,120
Sinopec Century Bright Capital Investment Limited 144A(z)	0.26	9-16-2014	2,000,000	1,999,767
Suncorp Group Limited 144A(z)	0.53	7-6-2015	1,100,000	1,095,028

				27,784,687

	Yield		Shares
Investment Companies: 0.14%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.07		205,397	205,397

			Principal
U.S. Treasury Securities: 0.01%
U.S. Treasury Bill (z)#	0.02	9-18-2014	$5,000	5,000

Total Short-Term Investments (Cost $27,995,084)				27,995,084

Total investments in securities
(Cost $142,794,879) *	99.69%	142,968,538
Other assets and liabilities, net	0.31	449,948

Total net assets	100.00%	$143,418,486

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Conservative Income Fund	Portfolio of investments—August 31, 2014

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(p)	Asset-backed commercial paper

(z)	Zero coupon security. The rate represents the current yield to maturity.

(u)	The rate represents the 7-day annualized yield at period end.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $142,795,273 and unrealized gains (losses) consists of:

Gross unrealized gains	$214,192
Gross unrealized losses	(40,927)

Net unrealized gains	$173,265

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—August 31, 2014	Wells Fargo Advantage Conservative Income Fund	15

Assets
Investments
In unaffiliated securities, at value (cost $142,589,482)	$142,763,141
In affiliated securities, at value (cost $205,397)	205,397

Total investments, at value (cost $142,794,879)	142,968,538
Receivable for interest	516,624
Prepaid expenses and other assets	12,143

Total assets	143,497,305

Liabilities
Dividends payable	14,306
Payable for daily variation margin on open futures contracts	938
Advisory fee payable	7,007
Administration fees payable	16,300
Shareholder report expenses payable	6,981
Professional fees payable	29,643
Accrued expenses and other liabilities	3,644

Total liabilities	78,819

Total net assets	$143,418,486

NET ASSETS CONSIST OF
Paid-in capital	$143,237,074
Overdistributed net investment income	(1,325)
Accumulated net realized gains on investments	12,388
Net unrealized gains on investments	170,349

Total net assets	$143,418,486

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Institutional Class	$143,418,486
Shares outstanding – Institutional Class[1]	14,317,165
Net asset value per share – Institutional Class	$10.02

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Conservative Income Fund	Statement of operations—year ended August 31, 2014

Investment income
Interest (net of foreign interest withholding taxes of $1,448)	$840,568
Income from affiliated securities	843

Total investment income	841,411

Expenses
Advisory fee	237,311
Administration fees
Fund level	59,328
Institutional Class	94,924
Custody and accounting fees	7,559
Professional fees	41,339
Registration fees	31,428
Shareholder report expenses	24,024
Trustees’ fees and expenses	12,132
Other fees and expenses	2,592

Total expenses	510,637
Less: Fee waivers and/or expense reimbursements	(190,266)

Net expenses	320,371

Net investment income	521,040

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	46,812
Futures transactions	(10,702)

Net realized gains on investments	36,110

Net change in unrealized gains (losses) on:
Unaffiliated securities	232,113
Futures transactions	(3,310)

Net change in unrealized gains (losses) on investments	228,803

Net realized and unrealized gains (losses) on investments	264,913

Net increase in net assets resulting from operations	$785,953

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Conservative Income Fund	17

	Year ended August 31, 2014		Year ended August 31, 2013[1]

Operations
Net investment income		$521,040		$55,349
Net realized gains (losses) on investments		36,110		(13,432)
Net change in unrealized gains (losses) on investments		228,803		(58,454)

Net increase (decrease) in net assets resulting from operations		785,953		(16,537)

Distributions to shareholders from
Net investment income
Institutional Class		(522,365)		(55,808)
Net realized gains
Institutional Class		(10,290)		0

Total distributions to shareholders		(532,655)		(55,808)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Institutional Class	17,611,286	176,332,163	5,000,000	50,000,000
Reinvestment of distributions
Institutional Class	44,616	446,908	5,588	55,808
Payment for shares redeemed
Institutional Class	(8,344,325)	(83,597,346)	0	0

Net increase in net assets resulting from capital share transactions		93,181,725		50,055,808

Total increase in net assets		93,435,023		49,983,463

Net assets
Beginning of period		49,983,463		0

End of period		$143,418,486		$49,983,463

Undistributed (overdistributed) net investment income		$(1,325)		$0

1.	For the period from May 31, 2013 (commencement of operations) to August 31, 2013

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Conservative Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2014	2013[1]
Net asset value, beginning of period	$9.99	$10.00
Net investment income	0.04	0.01
Net realized and unrealized gains (losses) on investments	0.03	(0.01)

Total from investment operations	0.07	0.00
Distributions to shareholders from
Net investment income	(0.04)	(0.01)
Net realized gains	(0.00)[2]	0.00

Total distributions to shareholders	(0.04)	(0.01)
Net asset value, end of period	$10.02	$9.99
Total return[3]	0.74%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.43%	0.74%
Net expenses	0.27%	0.27%
Net investment income	0.44%	0.44%
Supplemental data
Portfolio turnover rate	55%	10%
Net assets, end of period (000s omitted)	$143,418	$49,983

1.	For the period from May 31, 2013 (commencement of class operations) to August 31, 2013

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Conservative Income Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Conservative Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

20	Wells Fargo Advantage Conservative Income Fund	Notes to financial statements

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the three fiscal years since commencement of operations will be subject to examination by the federal and Delaware revenue authorities. The Fund is not subject to examination by federal and state tax authorities for tax years before 2013, the year the Fund commenced operations.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage Conservative Income Fund	21

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Asset-backed securities	$0	$27,253,930	$0	$27,253,930

Certificates of deposit	0	4,000,000	0	4,000,000

Corporate bonds and notes	0	28,759,704	0	28,759,704

Municipal obligations	0	11,008,637	0	11,008,637

Non-agency mortgage backed securities	0	11,444,342	0	11,444,342

Yankee corporate bonds and notes	0	32,506,841	0	32,506,841

Short-term investments
Commercial paper	0	27,784,687	0	27,784,687
Investment companies	205,397	0	0	205,397
U.S. Treasury securities	5,000	0	0	5,000
Total assets	$210,397	$142,758,141	$0	$142,968,538
Liabilities

Futures contracts	$938	$0	$0	$938
Total liabilities	$938	$0	$0	$938

Futures contracts are reported at their variation margin at measurement date, which represents the amount due from the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.20% and declining to 0.15% as the average daily net assets of the Fund increase. For the year ended August 31, 2014, the advisory fee was equivalent to an annual rate of 0.20% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and, for Institutional Class shares, a class level administration fee of 0.08% of its average daily net assets.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class

22	Wells Fargo Advantage Conservative Income Fund	Notes to financial statements

specific expenses. Funds Management has committed through December 31, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.27% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2014 were $130,176,937 and $46,387,825, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2014, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio.

At August 31, 2014, the Fund had short futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at August 31, 2014	Unrealized losses
12-31-2014	JPMorgan	15 Short	2-Year U.S. Treasury Notes	$3,285,703	$(3,310)

The Fund had an average notional amount of $1,354,279 in short futures contracts during the year ended August 31, 2014.

On August 31, 2014, the cumulative unrealized losses on futures contracts in the amount of $3,310 are reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized losses and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Futures – variation margin	JPMorgan	$938	$0	$(938)	$0
[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended August 31, 2014, the Fund paid $115 in commitment fees.

Notes to financial statements	Wells Fargo Advantage Conservative Income Fund	23

For the year ended August 31, 2014, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $532,655 and $55,808 of ordinary income for the year ended August 31, 2014 and for the period from May 31, 2013 to August 31, 2013, respectively.

As of August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains
$22,453	$173,265

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

24	Wells Fargo Advantage Conservative Income Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Conservative Income Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and period from May 31, 2013 (commencement of operations) through August 31, 2013, and the financial highlights for the one-year period then ended and the period from May 31, 2013 to August 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Conservative Income Fund as of August 31, 2014, the results of its operations for the year then ended, and changes in its net assets, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 27, 2014

Other information (unaudited)	Wells Fargo Advantage Conservative Income Fund	25

TAX INFORMATION

For the fiscal year ended August 31, 2014, $346,293 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2014, $10,290 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Advantage Conservative Income Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Conservative Income Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

28	Wells Fargo Advantage Conservative Income Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Conservative Income Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board acknowledged that the Fund is newly formed and has no performance record. The Board noted that it considered the performance of other accounts managed by the Sub-Advisers utilizing an investment style and strategy similar to that of the Fund when the Board initially approved the Advisory Agreements for the Fund at an in-person

Other information (unaudited)	Wells Fargo Advantage Conservative Income Fund	29

meeting of the Board held on February 20-21, 2013, including how such accounts performed in relation to the Fund’s benchmark index. The Board noted that it would have the opportunity to review performance information relating to the Fund on an on-going basis and in connection with future annual reviews of advisory agreements.

The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered this ratio in comparison to the median ratio of funds in a class-specific expense group that was determined by Lipper to be similar to the Fund (the “Group”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Group and an explanation of year-to-year variations in the funds comprising such expense Group and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratio of the expense Group for the Institutional Class.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the expense Group at a common asset level. The Board noted that the Management Rate of the Fund was in range of the average rate for the Fund’s expense Group for the Institutional Class.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It

30	Wells Fargo Advantage Conservative Income Fund	Other information (unaudited)

considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage Conservative Income Fund	31

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

227657 10-14 A265/AR265 08-14

Wells Fargo Advantage
Government Securities Fund

Annual Report

August 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Government Securities Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Government Securities Fund for the 12-month period that ended August 31, 2014. The period was marked by low interest rates and investor demand for yield, notably for lower-rated credits and longer-duration bonds.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing. In the U.S., the Federal Reserve (Fed) kept its key interest rate near zero in order to support the economy and the financial system. It also continued its quantitative easing program, although it reduced the size of its bond-buying program by approximately $10 billion per month and discussed changes to its forward guidance as it begins to normalize monetary policy. Meanwhile, European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In June 2014, the ECB announced a variety of measures aimed at encouraging lending, including cutting its key rate to a historic low of 0.15%, making funds available to banks at low interest rates, and imposing a negative interest rate on bank deposits held at the central bank. In Japan, the Bank of Japan maintained an aggressive monetary program, which began in early 2013, that was aimed at combating deflation by doubling the bank’s asset base over two years.

As the engine of economic growth, U.S. interest rates led other developed countries but remained low.

The Fed has a dual mandate to maximize employment and keep prices stable, and economic activity during the period showed improvement on both these fronts. The unemployment rate ticked lower to 6.1% as of August 2014. Payroll jobs advanced, and the number of long-term unemployed decreased, although labor market slack remains a concern for the Fed. On the inflation front, the personal consumption expenditures price index rose from a deflationary danger zone toward the Fed’s longer-run objective of a 2.0% pace.

Elsewhere, economic data continued to show sluggish growth. The European Union’s gross domestic product was unchanged in the second quarter of 2014 and up only 0.7% from a year earlier. The region’s unemployment rate remained high at 11.5% in July 2014. In Japan, its economy faltered in reaction to a sales tax increase despite Prime Minister Shinzo Abe’s economic plans to promote growth.

With the U.S. economy the furthest along its business cycle, the level of interest rates in the U.S. and Europe began to diverge—the 10-year U.S. Treasury yield was 2.42% at the end of August 2014 compared with 0.89% for the 10-year German bund yield, approximately 150 basis points higher (100 basis points = 1%). The Fed is closer to eventually increasing interest rates, while the ECB potentially needs to further increase rather than scale back its amount of accommodation. Further, U.S. economic activity appears healthier than Europe’s.

Fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility. However, yields have been at historically low levels, and there is a risk of rising rates and negative bond returns.

Letter to shareholders (unaudited)	Wells Fargo Advantage Government Securities Fund	3

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

4	Wells Fargo Advantage Government Securities Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael J. Bray, CFA

Christopher Y. Kauffman, CFA

Average annual total returns1 (%) as of August 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SGVDX)	8-31-1999	(0.50)	2.38	3.58	4.19	3.33	4.06	0.88	0.88
Class B (WGSBX)*	7-18-2008	(1.58)	2.19	3.52	3.42	2.56	3.52	1.63	1.63
Class C (WGSCX)	12-26-2002	2.42	2.55	3.24	3.42	2.55	3.24	1.63	1.63
Administrator Class (WGSDX)	4-8-2005	–	–	–	4.51	3.54	4.29	0.82	0.67
Institutional Class (SGVIX)	8-31-1999	–	–	–	4.59	3.70	4.48	0.55	0.51
Investor Class (STVSX)	10-29-1986	–	–	–	4.25	3.29	4.02	0.91	0.91
Barclays U.S. Aggregate ex Credit Index[4]	–	–	–	–	4.32	3.70	4.41	–	–
Barclays Intermediate Government Index[5]	–	–	–	–	2.23	2.68	3.72	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Government Securities Fund	5

Growth of $10,000 investment[6] as of August 31, 2014

1.	Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for Class A shares through June 19, 2008, includes Advisor Class expenses. Historical performance shown for Class B shares prior to their inception reflects the performance of Investor Class shares, adjusted to reflect the higher expenses applicable to Class B. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares.

2.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.03% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

3.	The Adviser has committed through December 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.85% for Class A, 1.60% for Class B, 1.60% for Class C, 0.64% for Administrator Class, 0.48% for Institutional Class, and 0.88% for Investor Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays U.S. Aggregate ex Credit Index is composed of the Barclays Government Index and the Barclays U.S. Mortgage-Backed Securities Index and it includes Treasury issues, agency issues, and mortgage-backed securities. You cannot invest directly in an index.

5.	The Barclays Intermediate Government Index is an unmanaged index composed of U.S. Government securities with maturities in the one to 10-year range, including securities issued by the U.S. Treasury and U.S. government agencies. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent 10 years with the performance of the Barclays U.S. Aggregate ex Credit Index and the Barclays Intermediate Government Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

7.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Government Securities Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) underperformed its benchmark, the Barclays U.S. Aggregate ex Credit Index and outperformed the Barclays Intermediate Government Index for the 12-month period that ended August 31, 2014.

■	The Fund’s overweight allocation to residential mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) contributed to performance because their yield spreads narrowed.

■	The Fund’s short duration compared with its benchmarks detracted from performance.

Ten largest long-term holdings[7] (%) as of August 31, 2014
U.S. Treasury Note, 0.08%, 1-31-2016	10.09
FNMA, 0.00%, 12-1-2014	9.32
U.S. Treasury Note, 0.50%, 10-15-2014	9.27
U.S. Treasury Note, 0.38%, 3-15-2015	6.94
U.S. Treasury Note, 0.13%, 12-31-2014	6.48
FHLMC, 3.50%, 9-1-2044	6.41
FNMA, 3.00%, 9-1-2044	5.98
FNMA, 4.00%, 9-1-2044	4.44
U.S. Treasury Note, 1.38%, 2-28-2019	4.34
GNMA, 4.50%, 9-20-2044	3.50

Amid continued economic improvement, monetary policy is becoming less accommodative.

The U.S. economy featured moderate growth, a slowly improving labor market, and low inflation over the past 12 months. Real gross domestic product (GDP) growth averaged about 2.5% in the most recent four quarters, helped by a degree of inventory building. Growth in real final sales (GDP excluding inventory effects) ran closer to 2.1% for the period, which was basically in line with personal consumption figures.

The labor market improved over the past 12 months, with the unemployment rate falling to 6.1% as of August 2014 compared with 7.2% a year ago. Payroll growth has accelerated so far in 2014, with roughly 215,000 net jobs created per month versus 195,000 in 2013. Some of the reduction in the unemployment rate, however, can be attributed to a decline in labor force participation, the rate of which fell to 62.8% as of the end of August 2014 from a high of 66.4% prior to the financial crisis of 2008–2009.

Meanwhile, inflation remained low and stable over the reporting period. The Consumer Price Index (CPI) rose 2.0% on a year-over-year basis, while CPI excluding food and energy costs (so-called core inflation) rose 1.9%. Low inflation allowed the U.S. Federal Reserve (Fed) to maintain its focus on strengthening the labor market. To this end, the Fed maintained its historically low target rates for overnight lending and continued to purchase Treasury bonds and government-backed mortgage debt, albeit at a gradually slower pace. The Fed has indicated it intends to finish its asset-purchase program before the end of 2014. Even so, the first overt tightening of monetary policy via a federal funds target rate hike could be delayed well into 2015 or even beyond.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Government Securities Fund	7

Portfolio allocation[8] as of August 31, 2014

Sector allocations were overweight securitized investments.

We continued to find relative value among securitized bonds, particularly residential MBS and CMBS. Allocations within the MBS coupon-stack emphasized higher-coupon paper as a defensive strategy ahead of higher interest rates. Although the Fund remained overweight CMBS, we reduced the Fund’s exposure to that sector late in the reporting period due to rich valuations. In lieu of holding cash (given the near-zero yield), we have been purchasing U.S. Treasuries with final maturities less than one year because we believe they offer more income than cash without significant incremental interest-rate or credit risk.

The Fund is positioned for an increase in short-term rates.

Although we anticipate that the recent moderate-growth and low-inflation environment will persist for some quarters to come, we believe that the Fund is well positioned for the Fed’s eventual tightening of monetary policy through an increase in the federal funds target rate.

Please see footnotes on page 5.

8	Wells Fargo Advantage Government Securities Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2014 to August 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2014	Ending account value 8-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,018.62	$4.32	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Class B
Actual	$1,000.00	$1,015.71	$8.13	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13	1.60%
Class C
Actual	$1,000.00	$1,015.71	$8.13	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13	1.60%
Administrator Class
Actual	$1,000.00	$1,020.63	$3.26	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	$3.26	0.64%
Institutional Class
Actual	$1,000.00	$1,020.53	$2.44	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	$2.45	0.48%
Investor Class
Actual	$1,000.00	$1,019.38	$4.48	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.77	$4.48	0.88%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Summary portfolio of investments—August 31, 2014	Wells Fargo Advantage Government Securities Fund	9

The Summary Portfolio of Investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website: http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/govtsecurities.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on the Form N-CSR, is also available on the SEC’s website at sec.gov.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Agency Securities: 72.15%
FDIC Series 2010-S1 Class 1A 144A±	0.71%	2-25-2048	$7,635,593	$7,638,990	0.59%
FDIC Series 2013-R1 Class A 144A	1.15	3-25-2033	5,955,327	5,895,560	0.45
FHLB	5.63	3-14-2036	6,150,000	8,200,146	0.63
FHLMC	2.38	1-13-2022	10,415,000	10,470,481	0.81
FHLMC %%	3.50	9-1-2044	80,990,000	83,191,916	6.41
FHLMC %%	4.00	9-1-2044	11,875,000	12,555,725	0.97
FHLMC	5.50	7-1-2035	9,464,195	10,631,677	0.82
FHLMC	5.50	12-1-2038	6,221,713	6,890,970	0.53
FHLMC	6.00	5-25-2043	7,017,650	8,070,838	0.62
FHLMC	0.20-10.50	10-1-2014 to 7-25-2043	103,406,931	62,418,738	4.76
FNMA ¤	0.00	12-1-2014	121,000,000	120,985,480	9.32
FNMA %%	3.00	9-1-2029	18,235,000	18,900,021	1.46
FNMA %%	3.00	9-1-2044	78,050,000	77,667,375	5.98
FNMA %%	3.50	9-1-2029	15,180,000	16,028,305	1.23
FNMA %%	3.50	9-1-2044	26,335,000	27,105,710	2.09
FNMA %%	4.00	9-1-2029	12,615,000	13,345,290	1.03
FNMA %%	4.00	9-1-2044	54,450,000	57,685,098	4.44
FNMA %%	4.50	9-1-2029	11,445,000	12,094,154	0.93
FNMA %%	4.50	9-1-2044	17,387,000	18,772,527	1.45
FNMA	5.00	8-1-2040	25,259,854	27,946,730	2.15
FNMA	5.50	6-1-2034	9,323,306	10,448,981	0.80
FNMA	5.67	3-1-2016	6,092,353	6,433,036	0.50
FNMA %%	6.00	9-1-2044	21,385,000	24,120,777	1.86
FNMA	0.36-11.25	3-1-2015 to 8-25-2047	147,445,830	160,355,058	12.36
FNMA Series 2002-T19 Class A1	6.50	7-25-2042	6,540,385	7,466,615	0.58
GNMA	4.00	6-20-2042	17,997,349	19,200,378	1.48
GNMA %%	4.50	9-20-2044	41,770,000	45,398,769	3.50
GNMA	5.00	7-20-2040	8,762,948	9,717,267	0.75
GNMA Series 2006-32 Class C ±	5.52	11-16-2038	12,510,000	13,317,796	1.03
GNMA Series 2006-68 Class D ±	5.31	12-16-2037	12,520,000	13,835,301	1.07
GNMA	0.00-12.50	7-15-2016 to 2-16-2050	108,427,657	15,662,016	1.19
Other securities				4,626,897	0.36

Total Agency Securities (Cost $916,684,935)				937,078,622	72.15

Municipal Obligations: 0.61%

Arkansas: 0.00%
Other securities				14,505	0.00

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Government Securities Fund	Summary portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Texas: 0.61%
San Antonio TX Retama Development Corporation (Miscellaneous Revenue)	10.00%	12-15-2020	$5,405,000	$7,925,892	0.61%

Total Municipal Obligations (Cost $6,771,427)				7,940,397	0.61

Non-Agency Mortgage Backed Securities: 5.74%
Citigroup Commercial Mortgage Trust Series 2006-C4 Class A3 ±	5.97	3-15-2049	9,681,128	10,262,596	0.79
Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4	5.43	10-15-2049	11,280,000	12,156,558	0.94
GE Capital Commercial Mortgage Corporation Series 2005-C3 Class A7A ±	4.97	7-10-2045	9,360,000	9,590,462	0.74
Lehman Brothers UBS Commercial Mortgage Trust Series 2006-C1 Class A4	5.16	2-15-2031	13,165,000	13,691,916	1.05
National Credit Union Administration Guaranteed Notes Series 2010-C1 Class APT	2.65	10-29-2020	8,060,469	8,198,867	0.63
National Credit Union Administration Guaranteed Notes	0.54	3-6-2020 to 5-7-2020	5,442,841	5,452,081	0.42
Other securities				15,170,210	1.17

Total Non-Agency Mortgage Backed Securities (Cost $75,919,011)				74,522,690	5.74

U.S. Treasury Securities: 49.65%
U.S. Treasury Bond	2.75	8-15-2042	12,935,000	12,154,864	0.94
U.S. Treasury Bond	3.75	8-15-2041	17,565,000	19,958,231	1.54
U.S. Treasury Bond	4.50	2-15-2036	7,475,000	9,431,350	0.73
U.S. Treasury Bond	4.63	2-15-2040	20,150,000	26,100,537	2.01
U.S. Treasury Bond	6.25	8-15-2023	18,460,000	24,504,210	1.89
U.S. Treasury Bond	7.25	8-15-2022	4,685,000	6,456,516	0.50
U.S. Treasury Note ±##	0.08	1-31-2016	130,990,000	131,003,099	10.09
U.S. Treasury Note ##	0.13	12-31-2014	84,180,000	84,196,415	6.48
U.S. Treasury Note ##	0.38	3-15-2015	89,940,000	90,087,592	6.94
U.S. Treasury Note	0.38	11-15-2015	30,605,000	30,671,964	2.36
U.S. Treasury Note ##	0.50	10-15-2014	120,390,000	120,451,158	9.27
U.S. Treasury Note	1.00	8-31-2016	12,240,000	12,357,614	0.95
U.S. Treasury Note	1.38	2-28-2019	56,830,000	56,421,506	4.34
U.S. Treasury Note	2.38	8-15-2024	20,915,000	20,973,813	1.61

Total U.S. Treasury Securities (Cost $636,583,019)				644,768,869	49.65

Yankee Corporate Bonds and Notes: 2.17%

Financials: 2.17%

Banks: 2.17%
Bank of Nova Scotia 144A	1.65	10-29-2015	13,235,000	13,419,655	1.03
Canadian Imperial Bank 144A	0.90	9-19-2014	8,355,000	8,357,256	0.64
Royal Bank of Canada Incorporated	2.00	10-1-2018	6,370,000	6,458,390	0.50

Total Yankee Corporate Bonds and Notes (Cost $27,950,423)				28,235,301	2.17

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—August 31, 2014	Wells Fargo Advantage Government Securities Fund	11

Security name	Yield	Maturity date	Shares	Value	Percent of net assets

Short-Term Investments: 0.79%

Investment Companies: 0.67%
Wells Fargo Advantage Government Money Market Fund, Institutional Class (l)(u)##	0.01%		8,630,543	$8,630,543	0.67%

			Principal
U.S. Treasury Securities: 0.12%
U.S. Treasury Bill (z)#	0.02	9-18-2014	$1,600,000	1,599,986	0.12

Total Short-Term Investments (Cost $10,230,527)				10,230,529	0.79

Total investments in securities
(Cost $1,674,139,342) *	1,702,776,408	131.11%
Other assets and liabilities, net	(404,048,599)	(31.11)

Total net assets	$1,298,727,809	100.00%

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	The security is issued on a when-issued basis.

¤	The security is issued in zero coupon form with no periodic interest payments.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $1,675,131,215 and unrealized gains (losses) consists of:
	Gross unrealized gains	$35,599,995
	Gross unrealized losses	(7,954,802)

	Net unrealized gains	$27,645,193

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Government Securities Fund	Statement of assets and liabilities—August 31, 2014

Assets
Investments
In unaffiliated securities, at value (cost $1,665,508,799)	$1,694,145,865
In affiliated securities, at value (cost $8,630,543)	8,630,543

Total investments, at value (cost $1,674,139,342)	1,702,776,408
Cash	306,691
Principal paydown receivable	95,095
Receivable for Fund shares sold	664,689
Receivable for interest	3,912,577
Receivable for daily variation margin on open futures contracts	44,313
Prepaid expenses and other assets	13,623

Total assets	1,707,813,396

Liabilities
Dividends payable	50,608
Payable for investments purchased	404,818,482
Payable for Fund shares redeemed	3,249,197
Payable for daily variation margin on open futures contracts	36,777
Advisory fee payable	352,660
Distribution fees payable	21,988
Administration fees payable	199,358
Accrued expenses and other liabilities	356,517

Total liabilities	409,085,587

Total net assets	$1,298,727,809

NET ASSETS CONSIST OF
Paid-in capital	$1,300,068,548
Overdistributed net investment income	(10,750,170)
Accumulated net realized losses on investments	(19,696,798)
Net unrealized gains on investments	29,106,229

Total net assets	$1,298,727,809

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$173,772,474
Shares outstanding – Class A1	15,638,972
Net asset value per share – Class A	$11.11
Maximum offering price per share – Class A2	$11.63
Net assets – Class B	$1,156,820
Shares outstanding – Class B1	104,132
Net asset value per share – Class B	$11.11
Net assets – Class C	$31,907,687
Shares outstanding – Class C1	2,872,003
Net asset value per share – Class C	$11.11
Net assets – Administrator Class	$211,588,973
Shares outstanding – Administrator Class[1]	19,050,178
Net asset value per share – Administrator Class	$11.11
Net assets – Institutional Class	$540,684,147
Shares outstanding – Institutional Class[1]	48,703,342
Net asset value per share – Institutional Class	$11.10
Net assets – Investor Class	$339,617,708
Shares outstanding – Investor Class[1]	30,545,853
Net asset value per share – Investor Class	$11.12

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2014	Wells Fargo Advantage Government Securities Fund	13

Investment income
Interest	$19,133,008
Income from affiliated securities	13,496

Total investment income	19,146,504

Expenses
Advisory fee	5,097,947
Administration fees
Fund level	674,853
Class A	297,979
Class B	2,616
Class C	59,044
Administrator Class	210,745
Institutional Class	425,406
Investor Class	726,618
Shareholder servicing fees
Class A	465,591
Class B	3,883
Class C	92,256
Administrator Class	520,007
Investor Class	946,504
Distribution fees
Class B	12,265
Class C	276,767
Custody and accounting fees	94,101
Professional fees	81,554
Registration fees	116,658
Shareholder report expenses	160,739
Trustees’ fees and expenses	11,211
Other fees and expenses	53,781

Total expenses	10,330,525
Less: Fee waivers and/or expense reimbursements	(825,413)

Net expenses	9,505,112

Net investment income	9,641,392

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	21,416,493
Futures transactions	4,734,220

Net realized gains on investments	26,150,713

Net change in unrealized gains (losses) on:
Unaffiliated securities	23,014,479
Futures transactions	(4,932)

Net change in unrealized gains (losses) on investments	23,009,547

Net realized and unrealized gains (losses) on investments	49,160,260

Net increase in net assets resulting from operations	$58,801,652

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Government Securities Fund	Statement of changes in net assets

	Year ended August 31, 2014		Year ended August 31, 2013

Operations
Net investment income		$9,641,392		$15,501,192
Net realized gains (losses) on investments		26,150,713		(1,664,045)
Net change in unrealized gains (losses) on investments		23,009,547		(70,187,287)

Net increase (decrease) in net assets resulting from operations		58,801,652		(56,350,140)

Distributions to shareholders from
Net investment income
Class A		(1,872,053)		(1,828,007)
Class B		(4,542)		(801)
Class C		(97,114)		(14,343)
Administrator Class		(2,550,531)		(4,122,563)
Institutional Class		(7,287,898)		(7,352,891)
Investor Class		(3,734,536)		(4,066,924)
Net realized gains
Class A		0		(5,787,244)
Class B		0		(91,631)
Class C		0		(1,652,441)
Administrator Class		0		(11,374,048)
Institutional Class		0		(15,064,172)
Investor Class		0		(14,139,250)

Total distributions to shareholders		(15,546,674)		(65,494,315)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,334,647	14,597,639	2,608,358	29,241,926
Class B	3,268	35,619	4,179	46,967
Class C	104,199	1,140,397	581,904	6,542,961
Administrator Class	5,338,839	58,457,305	17,563,407	197,163,327
Institutional Class	11,859,778	129,354,060	15,309,231	170,689,174
Investor Class	3,439,701	37,627,752	5,551,759	62,174,744

		241,212,772		465,859,099

Reinvestment of distributions
Class A	150,226	1,639,169	589,275	6,585,929
Class B	350	3,778	6,795	76,052
Class C	3,431	37,019	60,071	672,281
Administrator Class	199,621	2,179,413	596,405	6,657,442
Institutional Class	652,963	7,128,143	1,774,405	19,798,248
Investor Class	333,416	3,639,504	1,574,233	17,613,825

		14,627,026		51,403,777

Payment for shares redeemed
Class A	(4,693,790)	(51,288,609)	(6,850,146)	(76,132,673)
Class B	(109,977)	(1,201,292)	(212,273)	(2,365,200)
Class C	(1,382,379)	(15,072,513)	(3,049,844)	(33,827,414)
Administrator Class	(18,024,531)	(196,102,002)	(24,665,991)	(273,105,092)
Institutional Class	(16,381,291)	(177,928,722)	(32,414,586)	(363,854,199)
Investor Class	(13,804,746)	(150,877,755)	(22,307,918)	(248,387,251)

		(592,470,893)		(997,671,829)

Net decrease in net assets resulting from capital share transactions		(336,631,095)		(480,408,953)

Total decrease in net assets		(293,376,117)		(602,253,408)

Net assets
Beginning of period		1,592,103,926		2,194,357,334

End of period		$1,298,727,809		$1,592,103,926

Overdistributed net investment income		$(10,750,170)		$(4,844,888)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Government Securities Fund	15

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
CLASS A	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$10.77	$11.48	$11.23	$11.16	$10.89	$10.71
Net investment income	0.05	0.07	0.15	0.25	0.06 [2]	0.29
Net realized and unrealized gains (losses) on investments	0.40	(0.42)	0.33	0.16	0.30	0.39

Total from investment operations	0.45	(0.35)	0.48	0.41	0.36	0.68
Distributions to shareholders from
Net investment income	(0.11)	(0.09)	(0.17)	(0.34)	(0.09)	(0.41)
Net realized gains	0.00	(0.27)	(0.06)	0.00	0.00	(0.09)

Total distributions to shareholders	(0.11)	(0.36)	(0.23)	(0.34)	(0.09)	(0.50)
Net asset value, end of period	$11.11	$10.77	$11.48	$11.23	$11.16	$10.89
Total return[3]	4.19%	(3.22)%	4.35%	3.75%	3.29%	6.48%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.85%	0.86%	0.85%	0.86%	0.89%
Net expenses	0.86%	0.85%	0.86%	0.85%	0.86%	0.89%
Net investment income	0.56%	0.67%	1.35%	2.31%	2.10%	2.71%
Supplemental data
Portfolio turnover rate	349%	341%	327%	268%	89%	194%
Net assets, end of period (000s omitted)	$173,772	$202,955	$258,329	$270,253	$326,800	$174,781

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Government Securities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
CLASS B	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$10.77	$11.48	$11.23	$11.16	$10.89	$10.70
Net investment income (loss)	(0.02)[2]	(0.03)	0.08 [2]	0.15	0.04 [2]	0.24 [2]
Net realized and unrealized gains (losses) on investments	0.39	(0.41)	0.31	0.17	0.30	0.37

Total from investment operations	0.37	(0.44)	0.39	0.32	0.34	0.61
Distributions to shareholders from
Net investment income	(0.03)	(0.00)[3]	(0.08)	(0.25)	(0.07)	(0.33)
Net realized gains	0.00	(0.27)	(0.06)	0.00	0.00	(0.09)

Total distributions to shareholders	(0.03)	(0.27)	(0.14)	(0.25)	(0.07)	(0.42)
Net asset value, end of period	$11.11	$10.77	$11.48	$11.23	$11.16	$10.89
Total return[4]	3.42%	(3.94)%	3.57%	2.98%	3.10%	5.80%
Ratios to average net assets (annualized)
Gross expenses	1.61%	1.60%	1.61%	1.60%	1.60%	1.63%
Net expenses	1.60%	1.60%	1.61%	1.60%	1.60%	1.63%
Net investment income (loss)	(0.18)%	(0.08)%	0.68%	1.55%	1.29%	2.09%
Supplemental data
Portfolio turnover rate	349%	341%	327%	268%	89%	194%
Net assets, end of period (000s omitted)	$1,157	$2,266	$4,727	$7,083	$11,495	$2,159

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Government Securities Fund	17

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
CLASS C	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$10.77	$11.48	$11.23	$11.16	$10.89	$10.70
Net investment income (loss)	(0.02)[2]	(0.02)	0.07	0.17	0.04 [2]	0.23
Net realized and unrealized gains (losses) on investments	0.39	(0.42)	0.32	0.15	0.30	0.38

Total from investment operations	0.37	(0.44)	0.39	0.32	0.34	0.61
Distributions to shareholders from
Net investment income	(0.03)	(0.00)[3]	(0.08)	(0.25)	(0.07)	(0.33)
Net realized gains	0.00	(0.27)	(0.06)	0.00	0.00	(0.09)

Total distributions to shareholders	(0.03)	(0.27)	(0.14)	(0.25)	(0.07)	(0.42)
Net asset value, end of period	$11.11	$10.77	$11.48	$11.23	$11.16	$10.89
Total return[4]	3.42%	(3.94)%	3.57%	2.98%	3.09%	5.78%
Ratios to average net assets (annualized)
Gross expenses	1.63%	1.60%	1.61%	1.60%	1.61%	1.64%
Net expenses	1.61%	1.60%	1.61%	1.60%	1.61%	1.64%
Net investment income (loss)	(0.20)%	(0.08)%	0.55%	1.56%	1.35%	1.89%
Supplemental data
Portfolio turnover rate	349%	341%	327%	268%	89%	194%
Net assets, end of period (000s omitted)	$31,908	$44,647	$75,244	$58,576	$59,580	$34,927

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Government Securities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$10.76	$11.48	$11.23	$11.16	$10.89	$10.70
Net investment income	0.06	0.09	0.17 [2]	0.27 [2]	0.06 [2]	0.32
Net realized and unrealized gains (losses) on investments	0.42	(0.43)	0.33	0.16	0.30	0.39

Total from investment operations	0.48	(0.34)	0.50	0.43	0.36	0.71
Distributions to shareholders from
Net investment income	(0.13)	(0.11)	(0.19)	(0.36)	(0.09)	(0.43)
Net realized gains	0.00	(0.27)	(0.06)	0.00	0.00	(0.09)

Total distributions to shareholders	(0.13)	(0.38)	(0.25)	(0.36)	(0.09)	(0.52)
Net asset value, end of period	$11.11	$10.76	$11.48	$11.23	$11.16	$10.89
Total return[3]	4.51%	(3.10)%	4.57%	3.97%	3.34%	6.78%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.79%	0.79%	0.74%	0.79%	0.81%
Net expenses	0.64%	0.64%	0.64%	0.64%	0.67%	0.70%
Net investment income	0.79%	0.88%	1.49%	2.50%	2.30%	2.90%
Supplemental data
Portfolio turnover rate	349%	341%	327%	268%	89%	194%
Net assets, end of period (000s omitted)	$211,589	$339,446	$436,578	$276,334	$366,430	$243,760

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Government Securities Fund	19

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$10.76	$11.47	$11.22	$11.15	$10.88	$10.70
Net investment income	0.10	0.11	0.19 [2]	0.30	0.07 [2]	0.32 [2]
Net realized and unrealized gains (losses) on investments	0.39	(0.42)	0.33	0.15	0.30	0.41

Total from investment operations	0.49	(0.31)	0.52	0.45	0.37	0.73
Distributions to shareholders from
Net investment income	(0.15)	(0.13)	(0.21)	(0.38)	(0.10)	(0.46)
Net realized gains	0.00	(0.27)	(0.06)	0.00	0.00	(0.09)

Total distributions to shareholders	(0.15)	(0.40)	(0.27)	(0.38)	(0.10)	(0.55)
Net asset value, end of period	$11.10	$10.76	$11.47	$11.22	$11.15	$10.88
Total return[3]	4.59%	(2.86)%	4.74%	4.14%	3.39%	6.92%
Ratios to average net assets (annualized)
Gross expenses	0.55%	0.52%	0.53%	0.52%	0.52%	0.54%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	0.94%	1.05%	1.71%	2.71%	2.52%	3.06%
Supplemental data
Portfolio turnover rate	349%	341%	327%	268%	89%	194%
Net assets, end of period (000s omitted)	$540,684	$565,573	$778,919	$718,411	$531,890	$463,726

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Government Securities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
INVESTOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$10.77	$11.49	$11.24	$11.17	$10.90	$10.71
Net investment income	0.04	0.07	0.15 [2]	0.25 [2]	0.06 [2]	0.29
Net realized and unrealized gains (losses) on investments	0.42	(0.44)	0.33	0.15	0.30	0.40

Total from investment operations	0.46	(0.37)	0.48	0.40	0.36	0.69
Distributions to shareholders from
Net investment income	(0.11)	(0.08)	(0.17)	(0.33)	(0.09)	(0.41)
Net realized gains	0.00	(0.27)	(0.06)	0.00	0.00	(0.09)

Total distributions to shareholders	(0.11)	(0.35)	(0.23)	(0.33)	(0.09)	(0.50)
Net asset value, end of period	$11.12	$10.77	$11.49	$11.24	$11.17	$10.90
Total return[3]	4.25%	(3.33)%	4.31%	3.72%	3.28%	6.53%
Ratios to average net assets (annualized)
Gross expenses	0.90%	0.87%	0.89%	0.88%	0.90%	0.94%
Net expenses	0.89%	0.87%	0.89%	0.88%	0.90%	0.94%
Net investment income	0.53%	0.65%	1.33%	2.25%	2.10%	2.66%
Supplemental data
Portfolio turnover rate	349%	341%	327%	268%	89%	194%
Net assets, end of period (000s omitted)	$339,618	$437,217	$640,561	$678,022	$1,146,356	$1,024,088

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Government Securities Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Government Securities Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities

22	Wells Fargo Advantage Government Securities Fund	Notes to financial statements

lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Notes to financial statements	Wells Fargo Advantage Government Securities Fund	23

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2014, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $17,843,796 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$937,076,329	$2,293	$937,078,622

Municipal obligations	0	7,940,397	0	7,940,397

Non-agency mortgage backed securities	0	74,522,690	0	74,522,690

U.S. Treasury securities	644,768,869	0	0	644,768,869

Yankee corporate bonds and notes	0	28,235,301	0	28,235,301

Short-term investments
Investment companies	8,630,543	0	0	8,630,543
U.S. Treasury securities	1,599,986	0	0	1,599,986

	654,999,398	1,047,774,717	2,293	1,702,776,408

Futures contracts	44,313	0	0	44,313
Total assets	$655,043,711	$1,047,774,717	$2,293	$1,702,820,721
Liabilities

Futures contracts	$36,777	$0	$0	$36,777
Total liabilities	$36,777	$0	$0	$36,777

24	Wells Fargo Advantage Government Securities Fund	Notes to financial statements

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase. For the year ended August 31, 2014, the advisory fee was equivalent to an annual rate of 0.38% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class B shares, 1.60% for Class C shares, 0.64% for Administrator Class shares, 0.48% for Institutional Class shares, and 0.88% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to January 1, 2014, the Fund’s expenses were capped at 0.87% for Class A shares, 1.62% for Class B shares, 1.62% for Class C shares, and 0.90% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares. For the year ended August 31, 2014, Funds Distributor received $1,495 from the sale of Class A shares and $141 in contingent deferred sales charges from redemptions of Class B shares.

Notes to financial statements	Wells Fargo Advantage Government Securities Fund	25

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2014 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$5,728,753,318	$30,695,734	$5,521,812,679	$62,078,710

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2014, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio.

At August 31, 2014, the Fund had long and short futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at August 31, 2014	Unrealized gains (losses)
12-19-2014	JPMorgan	573 Long	10-Year U.S. Treasury Notes	$72,072,656	$298,842
12-19-2014	JPMorgan	108 Short	U.S. Treasury Bonds	15,130,125	(101,111)
12-31-2014	JPMorgan	825 Long	5-Year U.S. Treasury Notes	98,039,649	271,432

The Fund had an average notional amount of $158,706,707 and $34,221,501 in long futures contracts and short futures contracts, respectively, during the year ended August 31, 2014.

On August 31 2014, the cumulative unrealized gains on futures contracts in the amount of $469,163 are reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The receivable and payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized gains and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Futures – variation margin	JPMorgan	$44,313	$(36,777)	$0	$7,536

26	Wells Fargo Advantage Government Securities Fund	Notes to financial statements

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Futures – variation margin	JPMorgan	$36,777	$(36,777)	$0	$0

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended August 31, 2014, the Fund paid $562 in commitment fees.

For the year ended August 31, 2014, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2014 and August 31, 2013 were as follows:

	Year ended August 31
	2014	2013
Ordinary income	$15,546,674	$41,066,086
Long-term capital gain	0	24,428,229

As of August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$344,247	$16,239,977	$(17,843,796)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Government Securities Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and the summary portfolio of investments, of the Wells Fargo Advantage Government Securities Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the period from June 1, 2010 through August 31, 2010 and the one-year period ended May 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Government Securities Fund as of August 31, 2014, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 27, 2014

28	Wells Fargo Advantage Government Securities Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended August 31, 2014, $15,239,009 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2014, 21.32% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Government Securities Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

30	Wells Fargo Advantage Government Securities Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Government Securities Fund	31

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Government Securities Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

32	Wells Fargo Advantage Government Securities Fund	Other information (unaudited)

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was in range of its benchmark, the Barclays U.S. Aggregate ex Credit Index, for the three-, five-, and ten-year periods under review, and lower than its benchmark for the one-year period under review.

The Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to its benchmark for the one-year period under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Other information (unaudited)	Wells Fargo Advantage Government Securities Fund	33

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

34	Wells Fargo Advantage Government Securities Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

227658 10-14 A216/AR216 08-14

Wells Fargo Advantage High Income Fund

Annual Report

August 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage High Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage High Income Fund for the 12-month period that ended August 31, 2014. The period was marked by low interest rates and investor demand for yield, notably for lower-rated credits and longer-duration bonds.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing. In the U.S., the Federal Reserve (Fed) kept its key interest rate near zero in order to support the economy and the financial system. It also continued its quantitative easing program, although it reduced the size of its bond-buying program by approximately $10 billion per month and discussed changes to its forward guidance as it begins to normalize monetary policy. Meanwhile, European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In June 2014, the ECB announced a variety of measures aimed at encouraging lending, including cutting its key rate to a historic low of 0.15%, making funds available to banks at low interest rates, and imposing a negative interest rate on bank deposits held at the central bank. In Japan, the Bank of Japan maintained an aggressive monetary program, which began in early 2013, that was aimed at combating deflation by doubling the bank’s asset base over two years.

As the engine of economic growth, U.S. interest rates led other developed countries but remained low.

The Fed has a dual mandate to maximize employment and keep prices stable, and economic activity during the period showed improvement on both these fronts. The unemployment rate ticked lower to 6.1% as of August 2014. Payroll jobs advanced, and the number of long-term unemployed decreased, although labor market slack remains a concern for the Fed. On the inflation front, the personal consumption expenditures price index rose from a deflationary danger zone toward the Fed’s longer-run objective of a 2.0% pace.

Elsewhere, economic data continued to show sluggish growth. The European Union’s gross domestic product was unchanged in the second quarter of 2014 and up only 0.7% from a year earlier. The region’s unemployment rate remained high at 11.5% in July 2014. In Japan, its economy faltered in reaction to a sales tax increase despite Prime Minister Shinzo Abe’s economic plans to promote growth.

With the U.S. economy the furthest along its business cycle, the level of interest rates in the U.S. and Europe began to diverge—the 10-year U.S. Treasury yield was 2.42% at the end of August 2014 compared with 0.89% for the 10-year German bund yield, approximately 150 basis points higher (100 basis points = 1%). The Fed is closer to eventually increasing interest rates, while the ECB potentially needs to further increase rather than scale back its amount of accommodation. Further, U.S. economic activity appears healthier than Europe’s.

Fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility. However, yields have been at historically low levels, and there is a risk of rising rates and negative bond returns.

Letter to shareholders (unaudited)	Wells Fargo Advantage High Income Fund	3

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

4	Wells Fargo Advantage High Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Thomas M. Price, CFA

Kevin J. Maas, CFA

Michael J. Schueller, CFA

Average annual total returns1 (%) as of August 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SHBAX)	2-29-2000	3.72	8.88	6.59	8.60	9.89	7.08	1.00	0.91
Class B (WFNBX)*	7-18-2008	2.79	8.78	6.53	7.79	9.07	6.53	1.75	1.66
Class C (WFNCX)	7-18-2008	6.80	9.07	6.29	7.80	9.07	6.29	1.75	1.66
Administrator Class (WFNDX)	7-30-2010	–	–	–	8.53	10.02	7.25	0.94	0.81
Institutional Class (SHYYX)	7-31-2001	–	–	–	9.01	10.36	7.57	0.67	0.51
Investor Class (STHYX)	12-28-1995	–	–	–	8.56	9.87	7.08	1.03	0.94
Barclays U.S. Corporate High Yield Bond Index[4]	–	–	–	–	10.58	12.28	8.72	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment grade bond risk (for example, risk of greater volatility in value) and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage High Income Fund	5

Growth of $10,000 investment[5] as of August 31, 2014

1.	Historical performance shown for Class B and Class C shares prior to their inception reflects the performance of Investor Class shares, adjusted to reflect the higher expenses applicable to Class B and Class C shares. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares. Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for Class A shares through June 19, 2008, includes Advisor Class expenses.

2.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

3.	The Adviser has committed through December 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.90% for Class A, 1.65% for Class B, 1.65% for Class C, 0.80% for Administrator Class, 0.50% for Institutional Class, and 0.93% for Investor Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent 10 years with the performance of the Barclays U.S. Corporate High Yield Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	The credit quality of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality, and credit quality ratings, are subject to change.

6	Wells Fargo Advantage High Income Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Barclays U.S. Corporate High Yield Bond Index, for the 12-month period that ended August 31, 2014.

■	The Fund underperformed its benchmark primarily because of its shorter duration position and its overweight exposure to B-rated credits. BB-rated credits benefited from longer duration and greater correlation to Treasury rates, and CCC-rated credits benefited from spread tightening and greater income levels.

■	Although credit fundamentals were solid and we expected default rates to remain below average during the period, we did not believe the additional yield on CCC-rated bonds compensated investors fairly for the incremental credit risk and the potential for price declines. We were also comfortable with our short duration position given our expectation that Treasury rates would increase.

Demand for high-yield securities remained strong.

The U.S. economy appeared to continue to recover during the 12-month period despite a soft first quarter. The apparent recovery, combined with easy monetary conditions, created strong demand for higher-yielding securities. By late June 2014, the high-yield market reached post–financial crisis low yields and tight spreads. The market was soft during July 2014 but recovered much of the weakness in August 2014 to finish the 12-month period with strong returns.

When we entered the reporting period, we expected returns would be primarily driven by income because the average price on high yield bonds was well above par (and near all-time highs), leaving minimal room for appreciation, in our opinion, especially if Treasury rates increased. We did not expect significant depreciation because we believed that most companies were appropriately capitalized for the economic conditions.

Ten largest long-term holdings[6] (%) as of August 31, 2014
Sprint Corporation, 7.88%, 9-15-2023	1.46
Intelsat Luxembourg SA, 7.75%, 6-1-2021	1.18
Deluxe Corporation, 7.00%, 3-15-2019	1.06
HealthSouth Corporation, 8.13%, 2-15-2020	1.05
Delos Finance SARL, 3.50%, 3-6-2021	1.03
American Axle Manufacturing Incorporated, 6.63%, 10-15-2022	1.03
Clear Channel Worldwide Holdings Incorporated, 6.50%, 11-15-2022	1.02
DISH DBS Corporation, 5.88%, 7-15-2022	1.02
SLM Corporation, 8.00%, 3-25-2020	1.02
Sandridge Energy Incorporated, 7.50%, 2-15-2023	1.00

We were positioned with conservative credit selection and shorter duration.

Throughout the period, we remained disciplined in our security selection. We remained modestly underweight CCC-rated credits because we did not believe we were being adequately compensated for the potential risks. However, given that we expect the economy to grow and the default rate to remain low, we were overweight B-rated securities to generate income for the portfolio. We also maintained a short duration position relative to our benchmark to protect against higher interest rates. In March 2014, we invested approximately 6% of the portfolio in leveraged loans to maintain our income level while reducing duration exposure.

The Barclays U.S. Corporate High Yield Bond Index returned 10.58% for the 12-month period. CCC-rated credits returned 11.69%, BB-rated credits returned 10.94%, and B-rated credits lagged with a return of 9.96%. Securities with maturities longer than 10 years represent about 5% of the overall index and returned 21.15%. Our shorter duration and overweight in B-rated credits were the key drivers of our underperformance.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage High Income Fund	7

Credit quality[7] as of August 31, 2014

Will the high-yield rally continue?

The high-yield market has generated strong returns since the end of the financial crisis. Although this has been an extended run, many of the factors that have contributed to the strength are expected by many to continue: moderate economic growth, low default rates, solid corporate earnings, and prudent balance sheet management. However, easy monetary policy may have been the largest contributor and that may not continue for the next 12 months as expectations are that the U.S. Federal Reserve may begin to tighten in summer 2015.

We believe that credit spreads are likely to remain at current levels or tighten further in the near term. Despite this belief, we plan to continue to remain short in duration and relatively conservatively positioned in our credit ratings given current market valuations. We believe the potential underperformance if market conditions continue will be modest relative to the potential underperformance of longer-duration securities or CCC-rated securities as the market begins to digest the impact of the end of easy monetary conditions.

Please see footnotes on page 5.

8	Wells Fargo Advantage High Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2014 to August 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2014	Ending account value 8-31-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,017.25	$4.58	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Class B
Actual	$1,000.00	$1,013.41	$8.37	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39	1.65%
Class C
Actual	$1,000.00	$1,013.43	$8.37	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39	1.65%
Administrator Class
Actual	$1,000.00	$1,016.50	$4.07	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08	0.80%
Institutional Class
Actual	$1,000.00	$1,019.37	$2.54	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55	0.50%
Investor Class
Actual	$1,000.00	$1,017.13	$4.73	0.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74	0.93%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2014	Wells Fargo Advantage High Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 76.02%

Consumer Discretionary: 18.78%

Auto Components: 3.28%
American Axle Manufacturing Incorporated «	6.63%	10-15-2022	$6,000,000	$6,450,000
Chrysler Group LLC	8.25	6-15-2021	5,000,000	5,587,500
Goodyear Tire & Rubber Company	6.50	3-1-2021	5,000,000	5,362,500
Tenneco Automotive Incorporated	7.75	8-15-2018	3,000,000	3,127,500

				20,527,500

Diversified Consumer Services: 0.04%
Service Corporation International	7.50	4-1-2027	200,000	220,500

Hotels, Restaurants & Leisure: 1.48%
MGM Resorts International Company	6.63	12-15-2021	4,000,000	4,450,000
MGM Resorts International Company	8.63	2-1-2019	1,000,000	1,177,500
Tunica-Biloxi Gaming Authority 144A (i)	4.50	11-15-2015	6,260,000	3,599,500

				9,227,000

Household Durables: 2.53%
Beazer Homes USA Company	6.63	4-15-2018	1,000,000	1,052,500
Beazer Homes USA Company	7.25	2-1-2023	5,000,000	5,137,500
Lennar Corporation	4.13	12-1-2018	3,000,000	3,030,000
Meritage Homes Corporation	7.00	4-1-2022	1,500,000	1,638,750
Meritage Homes Corporation	7.15	4-15-2020	4,500,000	4,950,000

				15,808,750

Media: 8.00%
CCO Holdings LLC	6.50	4-30-2021	4,000,000	4,250,000
CCO Holdings LLC	6.63	1-31-2022	2,000,000	2,147,400
Cequel Communications Holdings 144A	6.38	9-15-2020	5,000,000	5,250,000
Clear Channel Communications Incorporated	9.00	3-1-2021	2,000,000	2,075,000
Clear Channel Communications Incorporated «	10.00	1-15-2018	3,000,000	2,797,500
Clear Channel Communications Incorporated (PIK at 14.00%) ¥	14.00	2-1-2021	2,040,200	2,050,401
Clear Channel Worldwide Holdings Incorporated	6.50	11-15-2022	6,000,000	6,390,000
Cumulus Media Holdings Incorporated	7.75	5-1-2019	2,400,000	2,490,000
DISH DBS Corporation	5.88	7-15-2022	6,000,000	6,367,200
Lynx II Corporation 144A	6.38	4-15-2023	2,000,000	2,130,000
Nielsen Finance LLC 144A	5.00	4-15-2022	500,000	505,000
Regal Entertainment Group	5.75	3-15-2022	2,000,000	2,050,000
Sinclair Television Group Incorporated 144A	5.63	8-1-2024	2,000,000	1,995,000
Sirius XM Radio Incorporated 144A	5.75	8-1-2021	4,000,000	4,160,000
Sirius XM Radio Incorporated 144A	6.00	7-15-2024	2,000,000	2,080,000
Visant Corporation	10.00	10-1-2017	3,500,000	3,246,250

				49,983,751

Specialty Retail: 2.59%
L Brands Incorporated	6.63	4-1-2021	5,000,000	5,631,250
Neiman Marcus Group Limited 144A	8.00	10-15-2021	5,500,000	5,933,125
Sally Beauty Holdings Incorporated	5.75	6-1-2022	4,400,000	4,642,000

				16,206,375

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage High Income Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Textiles, Apparel & Luxury Goods: 0.86%
Hanesbrands Incorporated	6.38%	12-15-2020	$5,000,000	$5,368,750

Consumer Staples: 1.74%

Food Products: 1.74%
JBS USA LLC/JBS USA Finance Incorporated 144A	5.88	7-15-2024	3,500,000	3,500,000
Post Holdings Incorporated 144A	6.75	12-1-2021	4,000,000	4,075,000
Smithfield Foods Incorporated 144A	5.25	8-1-2018	500,000	520,000
TreeHouse Foods Incorporated	4.88	3-15-2022	2,730,000	2,781,188

				10,876,188

Energy: 17.32%

Energy Equipment & Services: 2.71%
Basic Energy Services Company «	7.75	2-15-2019	2,185,000	2,305,175
Gulfmark Offshore Incorporated	6.38	3-15-2022	4,000,000	4,030,000
Key Energy Services Incorporated	6.75	3-1-2021	5,000,000	5,075,000
Paragon Offshore plc 144A«	7.25	8-15-2024	3,000,000	2,745,000
Parker Drilling Company 144A	6.75	7-15-2022	2,175,000	2,256,563
Seventy Seven Energy Incorporated 144A	6.50	7-15-2022	500,000	515,000

				16,926,738

Oil, Gas & Consumable Fuels: 14.61%
Athlon Holdings LP/Athlon Finance Corporation	7.38	4-15-2021	4,000,000	4,340,000
Atlas Pipeline Partners LP	5.88	8-1-2023	5,000,000	5,075,000
Bill Barrett Corporation	7.63	10-1-2019	3,100,000	3,270,500
BreitBurn Energy Partners LP	8.63	10-15-2020	4,000,000	4,280,000
Chesapeake Energy Corporation	4.88	4-15-2022	4,000,000	4,184,800
Chesapeake Energy Corporation	6.63	11-15-2019	3,100,000	3,317,000
Comstock Resources Incorporated	9.50	6-15-2020	5,500,000	6,187,500
CONSOL Energy Incorporated 144A	5.88	4-15-2022	3,000,000	3,135,000
Energy XXI Gulf Coast Incorporated 144A	6.88	3-15-2024	1,500,000	1,526,250
Energy XXI Gulf Coast Incorporated	7.50	12-15-2021	5,000,000	5,300,000
Goodrich Petroleum Corporation	8.88	3-15-2019	4,090,000	4,294,500
Halcon Resources Corporation	8.88	5-15-2021	5,000,000	5,262,500
James River Coal Company (i)(s)	7.88	4-1-2019	5,000,000	50,000
Newfield Exploration Company	6.88	2-1-2020	4,950,000	5,197,500
Oasis Petroleum Incorporated	6.88	1-15-2023	4,000,000	4,360,000
Peabody Energy Corporation «	6.25	11-15-2021	3,000,000	2,988,750
Penn Virginia Corporation	8.50	5-1-2020	4,000,000	4,400,000
Sabine Pass Liquefaction LLC	5.63	2-1-2021	4,500,000	4,747,500
Sandridge Energy Incorporated	7.50	2-15-2023	6,000,000	6,240,000
Targa Resources Partners Incorporated	6.88	2-1-2021	4,000,000	4,320,000
Tesoro Logistics LP Corporation	6.13	10-15-2021	3,500,000	3,683,750
Ultra Petroleum Corporation 144A	5.75	12-15-2018	5,000,000	5,162,500

				91,323,050

Financials: 4.56%

Banks: 1.37%
CIT Group Incorporated	5.25	3-15-2018	5,000,000	5,337,500
CIT Group Incorporated	5.38	5-15-2020	3,000,000	3,247,500

				8,585,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage High Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Consumer Finance: 2.70%
Ally Financial Incorporated	5.50%	2-15-2017	$1,500,000	$1,601,250
Ally Financial Incorporated	6.25	12-1-2017	2,000,000	2,202,500
Ally Financial Incorporated	8.00	3-15-2020	2,800,000	3,402,000
General Motors Financial Company Incorporated	4.25	5-15-2023	3,215,000	3,283,319
Navient LLC	8.00	3-25-2020	5,500,000	6,352,500

				16,841,569

Real Estate Management & Development: 0.49%
CBRE Services Incorporated	5.00	3-15-2023	3,000,000	3,041,400

Health Care: 7.56%

Health Care Equipment & Supplies: 1.58%
Biomet Incorporated	6.50	8-1-2020	5,000,000	5,381,250
Kinetics Concepts Incorporated	10.50	11-1-2018	4,000,000	4,465,000

				9,846,250

Health Care Providers & Services: 5.98%
Community Health Systems Incorporated 144A	6.88	2-1-2022	1,000,000	1,062,500
Community Health Systems Incorporated	8.00	11-15-2019	4,000,000	4,350,000
Fresenius Medical Care Holdings Incorporated 144A	5.63	7-31-2019	1,500,000	1,616,250
Fresenius Medical Care Holdings Incorporated 144A	5.88	1-31-2022	2,500,000	2,750,000
Hanger Orthopedic Group	7.13	11-15-2018	4,000,000	4,140,000
HCA Incorporated	4.75	5-1-2023	3,500,000	3,530,625
HCA Incorporated	5.88	5-1-2023	2,500,000	2,662,500
HealthSouth Corporation	8.13	2-15-2020	6,200,000	6,572,000
Iasis Healthcare Corporation	8.38	5-15-2019	5,000,000	5,300,000
Tenet Healthcare Corporation	8.00	8-1-2020	5,000,000	5,400,000

				37,383,875

Industrials: 10.56%

Aerospace & Defense: 2.70%
B/E Aerospace Incorporated	5.25	4-1-2022	3,500,000	3,788,750
DigitalGlobe Incorporated 144A	5.25	2-1-2021	5,000,000	4,950,000
Esterline Technologies Corporation	7.00	8-1-2020	3,750,000	4,012,500
TransDigm Group Incorporated 144A	6.50	7-15-2024	4,000,000	4,100,000

				16,851,250

Building Products: 1.66%
Masco Corporation	5.95	3-15-2022	4,530,000	4,943,363
Nortek Incorporated	8.50	4-15-2021	5,000,000	5,437,500

				10,380,863

Commercial Services & Supplies: 1.92%
Casella Waste Systems Incorporated	7.75	2-15-2019	4,250,000	4,377,500
Deluxe Corporation	6.00	11-15-2020	1,000,000	1,040,000
Deluxe Corporation	7.00	3-15-2019	6,300,000	6,615,000

				12,032,500

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage High Income Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Machinery: 2.18%
Briggs & Stratton Corporation	6.88%	12-15-2020	$2,970,000	$3,304,125
Manitowoc Company Incorporated	8.50	11-1-2020	4,000,000	4,380,000
Navistar International Corporation	8.25	11-1-2021	1,500,000	1,556,250
RSC Equipment Rental Incorporated	8.25	2-1-2021	4,000,000	4,400,000

				13,640,375

Professional Services: 1.00%
FTI Consulting Incorporated	6.75	10-1-2020	5,900,000	6,224,500

Road & Rail: 0.45%
Hertz Corporation	5.88	10-15-2020	2,750,000	2,829,063

Trading Companies & Distributors: 0.65%
Ashtead Capital Incorporated 144A	6.50	7-15-2022	3,740,000	4,067,250

Information Technology: 4.47%

Internet Software & Services: 0.31%
Zayo Group LLC	10.13	7-1-2020	1,700,000	1,933,750

IT Services: 2.34%
First Data Corporation	10.63	6-15-2021	1,950,000	2,262,000
First Data Corporation (PIK at 10.00%) 144A¥	8.75	1-15-2022	3,000,000	3,285,000
iGATE Corporation 144A	4.75	4-15-2019	4,250,000	4,260,625
Neustar Incorporated «	4.50	1-15-2023	5,500,000	4,798,750

				14,606,375

Semiconductors & Semiconductor Equipment: 1.82%
Advanced Micro Devices Incorporated 144A	7.00	7-1-2024	3,500,000	3,561,250
Amkor Technology Incorporated	6.38	10-1-2022	3,750,000	3,965,625
Magnachip Semiconductor Corporation	6.63	7-15-2021	4,000,000	3,880,000

				11,406,875

Materials: 3.43%

Chemicals: 0.65%
Huntsman International LLC	4.88	11-15-2020	4,000,000	4,080,000

Containers & Packaging: 1.53%
Reynolds Group Holdings	5.75	10-15-2020	5,000,000	5,225,000
Reynolds Group Holdings	8.25	2-15-2021	4,000,000	4,365,000

				9,590,000

Metals & Mining: 1.25%
AK Steel Corporation «	7.63	5-15-2020	1,000,000	1,033,750
AK Steel Corporation	8.38	4-1-2022	2,840,000	2,996,200
US Steel Corporation	6.88	4-1-2021	3,500,000	3,766,875

				7,796,825

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage High Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Telecommunication Services: 5.56%

Diversified Telecommunication Services: 2.60%
CenturyLink Incorporated	5.63%	4-1-2020	$5,000,000	$5,287,500
Cincinnati Bell Incorporated	8.38	10-15-2020	3,000,000	3,255,000
Frontier Communications Corporation	8.75	4-15-2022	2,000,000	2,330,000
Level 3 Financing Incorporated	7.00	6-1-2020	5,000,000	5,387,500

				16,260,000

Wireless Telecommunication Services: 2.96%
Level 3 Escrow II Incorporated 144A	5.38	8-15-2022	3,000,000	3,015,000
Sprint Capital Corporation	6.90	5-1-2019	3,000,000	3,221,250
Sprint Corporation 144A	7.88	9-15-2023	8,500,000	9,116,247
T-Mobile USA Incorporated	6.25	4-1-2021	3,000,000	3,112,500

				18,464,997

Utilities: 2.04%

Independent Power & Renewable Electricity Producers: 2.04%
Calpine Corporation	5.38	1-15-2023	5,000,000	5,050,000
NRG Energy Incorporated	6.63	3-15-2023	3,500,000	3,710,000
AES Corporation	5.50	3-15-2024	3,910,000	3,978,425

				12,738,425

Total Corporate Bonds and Notes (Cost $466,067,873)				475,069,744

Loans: 6.62%
Aramark Corporation ±	3.25	9-7-2019	3,990,000	3,948,424
Crown Castle Operating Company ±	3.00	1-31-2021	4,975,000	4,944,951
Dell Incorporated ±	4.50	4-29-2020	3,970,000	3,977,662
Delos Finance SARL ±	3.50	3-6-2021	6,500,000	6,453,265
FMG Resources (August 2006) Property Limited ±	3.75	6-30-2019	3,979,950	3,963,035
Freescale Semiconductor Incorporated ±	4.25	3-1-2020	3,482,500	3,468,814
SBA Senior Finance II LLC ±	3.25	3-24-2021	4,000,000	3,958,760
Select Medical Corporation ±	3.75	6-1-2018	4,000,000	3,967,520
ServiceMaster Company ±	4.25	7-1-2021	3,500,000	3,471,125
Zayo Group LLC ±	4.00	7-2-2019	3,234,152	3,220,213

Total Loans (Cost $41,698,778)				41,373,769

Municipal Obligations: 1.01%

Alabama: 0.43%
Jefferson County AL Taxable Warrants Series D (GO)	4.90	4-1-2017	2,625,000	2,682,855

Florida: 0.58%
Florida Development Financial Corporation Renaissance Charter School Project Series B (Education Revenue)	7.50	6-15-2018	1,320,000	1,323,221
Florida Development Financial Corporation Renaissance Charter School Project Series B (Education Revenue)	8.00	12-15-2018	2,225,000	2,287,745

				3,610,966

Total Municipal Obligations (Cost $6,220,278)				6,293,821

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage High Income Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Yankee Corporate Bonds and Notes: 9.04%

Consumer Discretionary: 2.24%

Automobiles: 0.59%
Jaguar Land Rover plc 144A	5.63%	2-1-2023	$3,500,000	$3,692,500

Media: 1.65%
Numericable Group SA 144A	6.00	5-15-2022	5,000,000	5,150,000
Quebecor Media Incorporated	5.75	1-15-2023	5,000,000	5,125,000

				10,275,000

Energy: 0.83%

Oil, Gas & Consumable Fuels: 0.83%
Petrobakken Energy Limited 144A	8.63	2-1-2020	5,000,000	5,175,000

Health Care: 0.52%

Pharmaceuticals: 0.52%
Valeant Pharmaceuticals International Incorporated 144A	7.50	7-15-2021	3,000,000	3,270,000

Information Technology: 0.59%

Semiconductors & Semiconductor Equipment: 0.59%
NXP Funding LLC 144A	5.75	2-15-2021	3,500,000	3,675,000

Materials: 3.55%

Chemicals: 1.34%
Ineos Finance plc 144A	7.50	5-1-2020	1,000,000	1,080,000
Ineos Group Holdings plc 144A	5.88	2-15-2019	1,000,000	1,025,000
Ineos Group Holdings plc 144A«	6.13	8-15-2018	5,000,000	5,162,500
Ineos Group Holdings plc 144A	8.38	2-15-2019	1,000,000	1,085,000

				8,352,500

Containers & Packaging: 0.65%
Ardagh Holdings USA Incorporated 144A	6.75	1-31-2021	4,000,000	4,080,000

Metals & Mining: 0.89%
ArcelorMittal «	6.75	2-25-2022	5,000,000	5,581,000

Paper & Forest Products: 0.67%
Sappi Papier Holding GmbH 144A	6.63	4-15-2021	4,000,000	4,200,000

Telecommunication Services: 1.31%

Diversified Telecommunication Services: 1.18%
Intelsat Luxembourg SA	7.75	6-1-2021	7,000,000	7,385,000

Wireless Telecommunication Services: 0.13%
Inmarsat Finance plc 144A	4.88	5-15-2022	825,000	827,063

Total Yankee Corporate Bonds and Notes (Cost $54,662,835)				56,513,063

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage High Income Fund	15

Security name	Yield		Shares	Value

Short-Term Investments: 9.41%

Investment Companies: 9.28%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%		31,317,886	$31,317,886
Wells Fargo Securities Lending Cash Investments, LLC (l)(r)(u)	0.11		26,678,784	26,678,784

				57,996,670

		Maturity date	Principal
U.S. Treasury Securities: 0.13%
U.S. Treasury Bill (z)#	0.02	9-18-2014	$800,000	799,993

Total Short-Term Investments (Cost $58,796,662)				58,796,663

Total investments in securities
(Cost $627,446,426) *	102.10%	638,047,060
Other assets and liabilities, net	(2.10)	(13,122,098)

Total net assets	100.00%	$624,924,962

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(i)	Illiquid security for which the designation as illiquid is unaudited.

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $627,512,051 and unrealized gains (losses) consists of:

Gross unrealized gains	$20,360,208
Gross unrealized losses	(9,825,199)

Net unrealized gains	$10,535,009

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage High Income Fund	Statement of assets and liabilities—August 31, 2014

Assets
Investments
In unaffiliated securities (including $26,070,602 of securities loaned), at value (cost $569,449,756)	$580,050,390
In affiliated securities, at value (cost $57,996,670)	57,996,670

Total investments, at value (cost $627,446,426)	638,047,060
Receivable for investments sold	6,640,191
Receivable for Fund shares sold	550,030
Receivable for interest	9,408,858
Receivable for securities lending income	11,983
Prepaid expenses and other assets	30,914

Total assets	654,689,036

Liabilities
Dividends payable	488,253
Payable for Fund shares redeemed	2,064,993
Payable upon receipt of securities loaned	26,678,784
Payable for daily variation margin on open futures contracts	9,750
Advisory fee payable	196,584
Distribution fees payable	18,658
Administration fees payable	108,569
Accrued expenses and other liabilities	198,483

Total liabilities	29,764,074

Total net assets	$624,924,962

NET ASSETS CONSIST OF
Paid-in capital	$607,163,431
Overdistributed net investment income	(46,842)
Accumulated net realized gains on investments	7,303,394
Net unrealized gains on investments	10,504,979

Total net assets	$624,924,962

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$80,477,956
Shares outstanding – Class A1	10,851,365
Net asset value per share – Class A	$7.42
Maximum offering price per share – Class A2	$7.77
Net assets – Class B	$532,678
Shares outstanding – Class B1	71,830
Net asset value per share – Class B	$7.42
Net assets – Class C	$27,790,954
Shares outstanding – Class C1	3,747,795
Net asset value per share – Class C	$7.42
Net assets – Administrator Class	$100,158,806
Shares outstanding – Administrator Class[1]	13,370,696
Net asset value per share – Administrator Class	$7.49
Net assets – Institutional Class	$123,287,755
Shares outstanding – Institutional Class[1]	16,470,822
Net asset value per share – Institutional Class	$7.49
Net assets – Investor Class	$292,676,813
Shares outstanding – Investor Class[1]	39,303,094
Net asset value per share – Investor Class	$7.45

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2014	Wells Fargo Advantage High Income Fund	17

Investment income
Interest	$42,188,680
Securities lending income, net	162,115
Income from affiliated securities	22,783

Total investment income	42,373,578

Expenses
Advisory fee	3,411,533
Administration fees
Fund level	345,987
Class A	153,342
Class B	1,253
Class C	48,193
Administrator Class	71,344
Institutional Class	138,371
Investor Class	609,755
Shareholder servicing fees
Class A	239,596
Class B	1,958
Class C	75,302
Administrator Class	172,233
Investor Class	781,454
Distribution fees
Class B	5,874
Class C	225,905
Custody and accounting fees	41,666
Professional fees	68,894
Registration fees	112,855
Shareholder report expenses	104,115
Trustees’ fees and expenses	12,678
Other fees and expenses	35,446

Total expenses	6,657,754
Less: Fee waivers and/or expense reimbursements	(865,132)

Net expenses	5,792,622

Net investment income	36,580,956

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	9,559,784
Futures transactions	(1,512,294)

Net realized gains on investments	8,047,490

Net change in unrealized gains (losses) on:
Unaffiliated securities	13,414,471
Futures transactions	64,480

Net change in unrealized gains (losses) on investments	13,478,951

Net realized and unrealized gains (losses) on investments	21,526,441

Net increase in net assets resulting from operations	$58,107,397

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage High Income Fund	Statement of changes in net assets

	Year ended August 31, 2014		Year ended August 31, 2013

Operations
Net investment income		$36,580,956		$46,786,557
Net realized gains on investments		8,047,490		31,870,957
Net change in unrealized gains (losses) on investments		13,478,951		(37,958,563)

Net increase in net assets resulting from operations		58,107,397		40,698,951

Distributions to shareholders from
Net investment income
Class A		(4,988,884)		(6,334,223)
Class B		(35,240)		(60,295)
Class C		(1,345,745)		(1,561,617)
Administrator Class		(3,773,802)		(3,027,716)
Institutional Class		(9,751,084)		(16,317,531)
Investor Class		(16,603,815)		(19,486,135)
Net realized gains
Class A		(3,842,804)		(630,804)
Class B		(38,215)		(7,202)
Class C		(1,274,798)		(173,756)
Administrator Class		(2,836,913)		(184,150)
Institutional Class		(8,563,107)		(1,630,359)
Investor Class		(13,040,948)		(1,906,689)

Total distributions to shareholders		(66,095,355)		(51,320,477)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,794,924	28,252,612	3,729,282	28,906,262
Class B	16,194	121,959	34,483	267,438
Class C	485,547	3,643,236	988,380	7,647,434
Administrator Class	8,278,192	62,362,797	10,774,515	84,601,571
Institutional Class	2,525,658	19,041,640	9,948,069	77,497,291
Investor Class	14,510,420	108,878,323	27,967,225	217,146,116

		222,300,567		416,066,112

Reinvestment of distributions
Class A	1,143,459	8,497,069	863,554	6,659,606
Class B	9,113	67,675	8,173	63,017
Class C	337,949	2,509,671	215,962	1,664,678
Administrator Class	829,521	6,226,308	390,072	3,034,685
Institutional Class	683,853	5,128,743	771,438	6,014,965
Investor Class	3,599,102	26,847,596	2,396,488	18,560,873

		49,277,062		35,997,824

Payment for shares redeemed
Class A	(7,335,423)	(54,765,677)	(7,565,808)	(58,516,955)
Class B	(93,091)	(696,788)	(95,801)	(739,857)
Class C	(1,278,499)	(9,551,308)	(1,208,988)	(9,304,082)
Administrator Class	(4,267,272)	(32,180,199)	(6,972,702)	(54,516,411)
Institutional Class	(15,484,067)	(116,484,382)	(21,331,616)	(167,130,276)
Investor Class	(20,541,049)	(153,671,049)	(33,521,435)	(259,877,886)

		(367,349,403)		(550,085,467)

Net decrease in net assets resulting from capital share transactions		(95,771,774)		(98,021,531)

Total decrease in net assets		(103,759,732)		(108,643,057)

Net assets
Beginning of period		728,684,694		837,327,751

End of period		$624,924,962		$728,684,694

Overdistributed net investment income		$(46,842)		$(46,708)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage High Income Fund	19

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
CLASS A	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$7.50	$7.63	$7.17	$7.14	$6.90	$6.35
Net investment income	0.39 [2]	0.43	0.46	0.50	0.13	0.53
Net realized and unrealized gains (losses) on investments	0.23	(0.10)	0.47	0.03	0.24	0.54

Total from investment operations	0.62	0.33	0.93	0.53	0.37	1.07
Distributions to shareholders from
Net investment income	(0.39)	(0.42)	(0.47)	(0.50)	(0.13)	(0.52)
Net realized gains	(0.31)	(0.04)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.70)	(0.46)	(0.47)	(0.50)	(0.13)	(0.52)
Net asset value, end of period	$7.42	$7.50	$7.63	$7.17	$7.14	$6.90
Total return[3]	8.60%	4.42%	13.30%	7.41%	5.44%	17.20%
Ratios to average net assets (annualized)
Gross expenses	1.01%	0.99%	1.00%	1.01%	1.00%	1.03%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	5.22%	5.52%	6.30%	6.77%	7.52%	7.86%
Supplemental data
Portfolio turnover rate	46%	60%	22%	78%	11%	77%
Net assets, end of period (000s omitted)	$80,478	$99,410	$123,727	$102,361	$124,730	$99,515

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage High Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
CLASS B	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$7.50	$7.63	$7.17	$7.13	$6.90	$6.35
Net investment income	0.34 [2]	0.37 [2]	0.41 [2]	0.45	0.12	0.48
Net realized and unrealized gains (losses) on investments	0.22	(0.09)	0.46	0.04	0.23	0.54

Total from investment operations	0.56	0.28	0.87	0.49	0.35	1.02
Distributions to shareholders from
Net investment income	(0.33)	(0.37)	(0.41)	(0.45)	(0.12)	(0.47)
Net realized gains	(0.31)	(0.04)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.64)	(0.41)	(0.41)	(0.45)	(0.12)	(0.47)
Net asset value, end of period	$7.42	$7.50	$7.63	$7.17	$7.13	$6.90
Total return[3]	7.79%	3.64%	12.46%	6.76%	5.10%	16.33%
Ratios to average net assets (annualized)
Gross expenses	1.76%	1.74%	1.75%	1.76%	1.75%	1.78%
Net expenses	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%
Net investment income	4.51%	4.77%	5.59%	6.04%	6.66%	7.17%
Supplemental data
Portfolio turnover rate	46%	60%	22%	78%	11%	77%
Net assets, end of period (000s omitted)	$533	$1,047	$1,470	$2,452	$5,451	$4,564

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage High Income Fund	21

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
CLASS C	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$7.50	$7.63	$7.17	$7.14	$6.90	$6.35
Net investment income	0.32	0.37	0.41	0.45	0.12	0.48
Net realized and unrealized gains (losses) on investments	0.24	(0.09)	0.46	0.03	0.24	0.54

Total from investment operations	0.56	0.28	0.87	0.48	0.36	1.02
Distributions to shareholders from
Net investment income	(0.33)	(0.37)	(0.41)	(0.45)	(0.12)	(0.47)
Net realized gains	(0.31)	(0.04)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.64)	(0.41)	(0.41)	(0.45)	(0.12)	(0.47)
Net asset value, end of period	$7.42	$7.50	$7.63	$7.17	$7.14	$6.90
Total return[2]	7.80%	3.65%	12.47%	6.62%	5.25%	16.33%
Ratios to average net assets (annualized)
Gross expenses	1.76%	1.74%	1.75%	1.76%	1.75%	1.78%
Net expenses	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%
Net investment income	4.48%	4.76%	5.56%	6.01%	6.75%	7.04%
Supplemental data
Portfolio turnover rate	46%	60%	22%	78%	11%	77%
Net assets, end of period (000s omitted)	$27,791	$31,534	$32,089	$30,645	$30,332	$18,573

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage High Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$7.58	$7.70	$7.24	$7.20	$7.23
Net investment income	0.40	0.44	0.48	0.51	0.04
Net realized and unrealized gains (losses) on investments	0.22	(0.08)	0.46	0.04	(0.02)

Total from investment operations	0.62	0.36	0.94	0.55	0.02
Distributions to shareholders from
Net investment income	(0.40)	(0.44)	(0.48)	(0.51)	(0.05)
Net realized gains	(0.31)	(0.04)	0.00	0.00	0.00

Total distributions to shareholders	(0.71)	(0.48)	(0.48)	(0.51)	(0.05)
Net asset value, end of period	$7.49	$7.58	$7.70	$7.24	$7.20
Total return[2]	8.53%	4.68%	13.36%	7.66%	0.22%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.91%	0.90%	0.92%	0.99%
Net expenses	0.80%	0.80%	0.80%	0.79%	0.84%
Net investment income	5.31%	5.57%	6.37%	6.73%	7.78%
Supplemental data
Portfolio turnover rate	46%	60%	22%	78%	11%
Net assets, end of period (000s omitted)	$100,159	$64,626	$33,395	$14,654	$10

1.	For the period from July 30, 2010 (commencement of class operations) to August 31, 2010

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage High Income Fund	23

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$7.57	$7.70	$7.24	$7.20	$6.96	$6.40
Net investment income	0.43	0.46	0.50	0.54	0.14	0.57
Net realized and unrealized gains (losses) on investments	0.22	(0.09)	0.46	0.04	0.24	0.54

Total from investment operations	0.65	0.37	0.96	0.58	0.38	1.11
Distributions to shareholders from
Net investment income	(0.42)	(0.46)	(0.50)	(0.54)	(0.14)	(0.55)
Net realized gains	(0.31)	(0.04)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.73)	(0.50)	(0.50)	(0.54)	(0.14)	(0.55)
Net asset value, end of period	$7.49	$7.57	$7.70	$7.24	$7.20	$6.96
Total return[2]	9.01%	4.85%	13.69%	7.98%	5.52%	17.76%
Ratios to average net assets (annualized)
Gross expenses	0.68%	0.66%	0.67%	0.68%	0.67%	0.68%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	5.65%	5.92%	6.69%	7.15%	7.94%	8.18%
Supplemental data
Portfolio turnover rate	46%	60%	22%	78%	11%	77%
Net assets, end of period (000s omitted)	$123,288	$217,648	$302,894	$238,490	$197,158	$189,936

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage High Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
INVESTOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$7.53	$7.66	$7.20	$7.16	$6.93	$6.37
Net investment income	0.39	0.42	0.47	0.50	0.13	0.53
Net realized and unrealized gains (losses) on investments	0.23	(0.09)	0.46	0.04	0.23	0.55

Total from investment operations	0.62	0.33	0.93	0.54	0.36	1.08
Distributions to shareholders from
Net investment income	(0.39)	(0.42)	(0.47)	(0.50)	(0.13)	(0.52)
Net realized gains	(0.31)	(0.04)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.70)	(0.46)	(0.47)	(0.50)	(0.13)	(0.52)
Net asset value, end of period	$7.45	$7.53	$7.66	$7.20	$7.16	$6.93
Total return[2]	8.56%	4.40%	13.24%	7.53%	5.27%	17.28%
Ratios to average net assets (annualized)
Gross expenses	1.03%	1.01%	1.03%	1.04%	1.04%	1.07%
Net expenses	0.93%	0.93%	0.93%	0.93%	0.94%	0.95%
Net investment income	5.19%	5.48%	6.27%	6.73%	7.49%	7.76%
Supplemental data
Portfolio turnover rate	46%	60%	22%	78%	11%	77%
Net assets, end of period (000s omitted)	$292,677	$314,420	$343,752	$278,024	$322,015	$286,836

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage High Income Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage High Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities

26	Wells Fargo Advantage High Income Fund	Notes to financial statements

lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Notes to financial statements	Wells Fargo Advantage High Income Fund	27

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At August 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed net investment income	Accumulated net realized gains on investments
$(82,520)	$82,520

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

28	Wells Fargo Advantage High Income Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets Investments in:

Corporate bonds and notes	$0	$475,069,744	$0	$475,069,744

Loans	0	37,406,249	3,967,520	41,373,769

Municipal obligations	0	6,293,821	0	6,293,821

Yankee corporate bonds and notes	0	56,513,063	0	56,513,063

Short-term investments
Investment companies	31,317,886	26,678,784	0	57,996,670
U.S. Treasury securities	799,993	0	0	799,993
Total assets	$32,117,879	$601,961,661	$3,967,520	$638,047,060
Liabilities
Futures contracts	$9,750	$0	$0	$9,750
Total liabilities	$9,750	$0	$0	$9,750

Futures contracts are reported at their variation margin at measurement date, which represents the amount due from the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.50% and declining to 0.40% as the average daily net assets of the Fund increase. For the year ended August 31, 2014, the advisory fee was equivalent to an annual rate of 0.49% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Notes to financial statements	Wells Fargo Advantage High Income Fund	29

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.90% for Class A shares, 1.65% for Class B shares, 1.65% for Class C shares, 0.80% for Administrator Class shares, 0.50% for Institutional Class shares, and 0.93% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares. For the year ended August 31, 2014, Funds Distributor received $4,439 from the sale of Class A shares and $560 and $24 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2014 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$799,875	$299,969,566	$800,000	$406,012,202

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2014, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio.

At August 31, 2014, the Fund had short futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at August 31, 2014	Unrealized losses
12-31-2014	JPMorgan	312 Short	5-Year U.S. Treasury Notes	$37,076,813	$(95,655)

The Fund had an average notional amount of $52,276,068 in short futures contracts during the year ended August 31, 2014.

On August 31, 2014, the cumulative unrealized losses on futures contracts in the amount of $95,655 are reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized losses and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in

30	Wells Fargo Advantage High Income Fund	Notes to financial statements

the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Futures – variation margin	JPMorgan	$9,750	$0	$(9,750)	$0
[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended August 31, 2014, the Fund paid $1,401 in commitment fees.

For the year ended August 31, 2014, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2014 and August 31, 2013 were as follows:

	Year ended August 31
	2014	2013
Ordinary income	$37,069,679	$46,787,517
Long-term capital gain	29,025,676	4,532,960

As of August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$507,036	$7,207,739	$10,535,009

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage High Income Fund	31

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage High Income Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, each of the periods within the period from June 1, 2010 through August 31, 2010, and the one-year period ended May 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage High Income Fund as of August 31, 2014, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 27, 2014

32	Wells Fargo Advantage High Income Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $29,025,676 was designated as long-term capital gain distributions for the fiscal year ended August 31, 2014.

For the fiscal year ended August 31, 2014, $32,089,917 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2014, $570,464 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage High Income Fund	33

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

34	Wells Fargo Advantage High Income Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage High Income Fund	35

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage High Income Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

36	Wells Fargo Advantage High Income Fund	Other information (unaudited)

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was in range of the average performance of the Universe for the three- and ten-year periods under review, and lower than the average performance of the Universe for the one- and five-year periods under review. The Board also noted that the performance of the Fund was lower than its benchmark, the Barclays U.S. Corporate High Yield Index, for all periods under review.

The Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to the Universe for the one- and five-year periods under review, and relative to its benchmark for all periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance. Funds Management advised the Board about the Fund’s conservative investment approach and positioning. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Other information (unaudited)	Wells Fargo Advantage High Income Fund	37

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

38	Wells Fargo Advantage High Income Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

227659 10-14 A217/AR217 08-14

Wells Fargo Advantage High Yield Bond Fund

Annual Report

August 31, 2014

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage High Yield Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage High Yield Bond Fund for the 12-month period that ended August 31, 2014. The period was marked by low interest rates and investor demand for yield, notably for lower-rated credits and longer-duration bonds.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing. In the U.S., the Federal Reserve (Fed) kept its key interest rate near zero in order to support the economy and the financial system. It also continued its quantitative easing program, although it reduced the size of its bond-buying program by approximately $10 billion per month and discussed changes to its forward guidance as it begins to normalize monetary policy. Meanwhile, European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In June 2014, the ECB announced a variety of measures aimed at encouraging lending, including cutting its key rate to a historic low of 0.15%, making funds available to banks at low interest rates, and imposing a negative interest rate on bank deposits held at the central bank. In Japan, the Bank of Japan maintained an aggressive monetary program, which began in early 2013, that was aimed at combating deflation by doubling the bank’s asset base over two years.

As the engine of economic growth, U.S. interest rates led other developed countries but remained low.

The Fed has a dual mandate to maximize employment and keep prices stable, and economic activity during the period showed improvement on both these fronts. The unemployment rate ticked lower to 6.1% as of August 2014. Payroll jobs advanced, and the number of long-term unemployed decreased, although labor market slack remains a concern for the Fed. On the inflation front, the personal consumption expenditures price index rose from a deflationary danger zone toward the Fed’s longer-run objective of a 2.0% pace.

Elsewhere, economic data continued to show sluggish growth. The European Union’s gross domestic product was unchanged in the second quarter of 2014 and up only 0.7% from a year earlier. The region’s unemployment rate remained high at 11.5% in July 2014. In Japan, its economy faltered in reaction to a sales tax increase despite Prime Minister Shinzo Abe’s economic plans to promote growth.

With the U.S. economy the furthest along its business cycle, the level of interest rates in the U.S. and Europe began to diverge—the 10-year U.S. Treasury yield was 2.42% at the end of August 2014 compared with 0.89% for the 10-year German bund yield, approximately 150 basis points higher (100 basis points = 1%). The Fed is closer to eventually increasing interest rates, while the ECB potentially needs to further increase rather than scale back its amount of accommodation. Further, U.S. economic activity appears healthier than Europe’s.

Fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility. However, yields have been at historically low levels, and there is a risk of rising rates and negative bond returns.

Letter to shareholders (unaudited)	Wells Fargo Advantage High Yield Bond Fund	3

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

4	Wells Fargo Advantage High Yield Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Margaret D. Patel

Average annual total returns1 (%) as of August 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKHAX)	1-20-1998	5.98	9.50	6.58	11.02	10.52	7.07	1.04	1.03
Class B (EKHBX)*	9-11-1935	5.53	9.49	6.52	10.53	9.77	6.52	1.79	1.78
Class C (EKHCX)	1-21-1998	9.20	9.70	6.29	10.20	9.70	6.29	1.79	1.78
Administrator Class (EKHYX)	4-14-1998	–	–	–	11.61	10.84	7.37	0.98	0.80
BofA Merrill Lynch U.S. High Yield Master II Constrained Index[4]	–	–	–	–	10.61	12.13	8.59	–	–

* Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage High Yield Bond Fund	5

Growth of $10,000 investment[5] as of August 31, 2014

1.	Historical performance shown for all classes of the Fund prior to July 12, 2010 is based on the performance of the Fund’s predecessor, Evergreen High Income Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through December 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The BofA Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. The BofA Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent 10 years with the performance of the BofA Merrill Lynch U.S. High Yield Master II Constrained Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	The credit quality of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality, and credit quality ratings, are subject to change.

6	Wells Fargo Advantage High Yield Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed its benchmark, the BofA Merrill Lynch U. S. High Yield Master II Constrained Index, for the 12-month period that ended August 31, 2014.

■	The Fund’s overweight to better-quality, BB-rated high-yield bonds contributed to performance because their price appreciation exceeded that of lesser-quality bonds. A modestly longer duration also contributed to performance as interest rates declined.

■	Detractors among bond holdings were several consumer discretionary issues, reflecting modestly disappointing financial results due to limited consumer expenditures.

Low interest rates, rising economic activity, and low default rates boded well for high yield.

At the beginning of the fiscal year in September 2013, yields for Treasuries as well as corporate bonds were moderately higher because investors were apparently concerned that the U.S. Federal Reserve would attempt to raise interest rates in the near future. However, instead of rising, as many participants feared, rates declined over the past 12 months. The continued sluggish pace of economic growth, coupled with historically low inflation, suggested that fears of imminent rises in rates may have been unfounded. Thus, falling Treasury rates, rising economic activity, and continuing historically low default rates for high-yield bonds all contributed to lower interest rates for high-yield bonds as investors returned to this sector, attracted to its relatively higher yields.

In contrast to their outperformance over the past few years, lower-rated high-yield bonds somewhat lagged the performance of higher-quality, BB-rated bonds. Higher-quality high-yield bonds outperformed lower-rated issues, despite their lower yields, because they generally had price appreciation that exceeded that of lesser-quality bonds. High-quality BB-rated credits on average are longer duration than B-rated and CCC-rated credits. As a result, when Treasury yields decline, the prices of BB-rated credits increase more (all else equal).

Due to the Fund’s overweight to BB-rated bonds, its duration was modestly longer than its benchmark duration, which benefited results. As yields fell, prices of our relatively longer-maturity bonds rose more than that of the index, as longer-term bonds have more price sensitivity than do shorter-term issues. The Fund’s somewhat-longer-than-benchmark duration reflects our belief that Treasury yields and high-yield credit spreads over Treasuries are likely to be fairly stable and possibly move to lower yields and narrower spreads. Further, we believe that the extra yield and longer call protection of longer-duration bonds should somewhat compensate for the risk of upward movement in Treasury yields or widening high-yield spreads.

Among the Fund’s bonds, holdings in economically sensitive sectors such as energy and communications, as well as health care and utilities, generally outperformed the benchmark. The Fund’s modest allocation (about 9% of total assets) to dividend-paying equities also helped relative performance because equity markets substantially outperformed debt markets over the period.

Ten largest long-term holdings[6] (%) as of August 31, 2014
Tronox Finance LLC	4.36
Rayonier Advanced Materials Products Incorporated	3.12
CommScope Holdings Incorporated	2.65
Olin Corporation	2.65
Hertz Corporation	2.65
Atlas Pipeline Partners LP	2.65
Sabine Pass Liquefaction LLC	2.41
Sealed Air Corporation	2.38
Fresenius Medical Care Holdings Incorporated	2.34
SBA Telecommunications Corporation	2.29

We expect to maintain a focus on quality and owning companies with stable-to-improving business outlooks.

The Fund is positioned to reflect continued slow economic growth with exposure to cyclically sensitive industries in companies that are globally competitive. The quality of holdings is overweight BB-rated and better-quality B-rated issues, with continued avoidance of CCC-rated and distressed holdings, which we feel do not represent good relative risk/reward characteristics in today’s world of low absolute yields, historically narrow quality spreads, and near-record-high bond prices.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage High Yield Bond Fund	7

All of our bond holdings are those of companies with public equity outstanding, which we feel provides a more flexible capital structure and more transparent reporting of financial results. We continue to hold a modest amount (slightly less than 9%) in dividend-paying common stock, believing that this modest exposure offers a fixed-income investor the potential for capital appreciation.

We believe relatively high-rated high-yield bonds in companies with stable-to-improving business outlooks should offer an attractive risk-adjusted potential return for the investor whose primary goal is income. While these issues may provide moderately less yield than lower-rated bonds, we believe they offer somewhat lower risk of principal loss.

Credit quality[7] as of August 31, 2014

We believe high-yield bonds will continue to offer attractive returns.

High-yield market conditions seem likely to offer the prospect of attractive returns versus investment-grade corporate bonds, despite the historically relatively low rates in today’s markets. We do not believe, over the balance of the calendar year, that Treasury bond yields should rise or that the yield spread of high-yield bonds over comparable-maturity Treasuries is likely to rise. However, we continue to monitor the fixed-income markets, and should our opinion of the outlook for rates change, we intend to change the portfolio composition accordingly.

Please see footnotes on page 5.

8	Wells Fargo Advantage High Yield Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2014 to August 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2014	Ending account value 8-31-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,033.10	$5.28	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.24	1.03%
Class B
Actual	$1,000.00	$1,032.29	$9.12	1.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.23	$9.05	1.78%
Class C
Actual	$1,000.00	$1,029.22	$9.10	1.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.23	$9.05	1.78%
Administrator Class
Actual	$1,000.00	$1,037.37	$4.11	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08	0.80%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2014	Wells Fargo Advantage High Yield Bond Fund	9

Security name	Shares	Value

Common Stocks: 9.26%

Consumer Discretionary: 0.45%

Distributors: 0.29%
Genuine Parts Company	10,000	$877,400

Specialty Retail: 0.16%
Group 1 Automotive Incorporated	4,000	320,640
The Home Depot Incorporated	2,000	187,000

		507,640

Consumer Staples: 0.52%

Food & Staples Retailing: 0.52%
CVS Caremark Corporation	20,000	1,589,000

Energy: 2.20%

Energy Equipment & Services: 0.12%
Bristow Group Incorporated	5,000	364,900

Oil, Gas & Consumable Fuels: 2.08%
ConocoPhillips Company	5,000	406,100
Energy Transfer Equity LP	25,000	1,516,250
EOG Resources Incorporated	5,000	549,400
Kinder Morgan Incorporated	25,000	1,006,500
Marathon Oil Corporation	5,000	208,450
Plains All American Pipeline LP	45,000	2,696,850

		6,383,550

Health Care: 2.30%

Biotechnology: 0.33%
Amgen Incorporated	6,000	836,280
Celgene Corporation †	2,000	190,040

		1,026,320

Health Care Equipment & Supplies: 0.92%
Becton Dickinson & Company	13,000	1,523,210
Covidien plc	15,000	1,302,450

		2,825,660

Life Sciences Tools & Services: 0.12%
Thermo Fisher Scientific Incorporated	3,000	360,630

Pharmaceuticals: 0.93%
AbbVie Incorporated	20,000	1,105,600
Actavis plc †	3,000	680,940
Mylan Laboratories Incorporated †	10,000	486,000
Novartis AG ADR	3,000	269,520
Salix Pharmaceuticals Limited †	2,000	318,220

		2,860,280

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage High Yield Bond Fund	Portfolio of investments—August 31, 2014

Security name	Shares	Value

Industrials: 0.90%

Aerospace & Defense: 0.20%
General Dynamics Corporation	5,000	$616,250

Electrical Equipment: 0.37%
AMETEK Incorporated	10,000	529,400
RegalBeloit Corporation	2,000	142,140
Rockwell Automation Incorporated	4,000	466,440

		1,137,980

Machinery: 0.33%
Flowserve Corporation	3,000	227,670
IDEX Corporation	10,000	769,400

		997,070

Information Technology: 0.59%

Electronic Equipment, Instruments & Components: 0.08%
FEI Company	3,000	252,120

IT Services: 0.30%
Automatic Data Processing Incorporated	11,000	918,280

Technology Hardware, Storage & Peripherals: 0.21%
Seagate Technology plc	10,000	625,800

Materials: 1.53%

Chemicals: 1.53%
Celanese Corporation Class A	2,000	125,080
FMC Corporation	5,000	330,700
LyondellBasell Industries NV Class A	30,000	3,430,500
PPG Industries Incorporated	2,000	411,720
Westlake Chemical Corporation	4,000	388,520

		4,686,520

Utilities: 0.77%

Electric Utilities: 0.50%
American Electric Power Company Incorporated	7,000	375,900
Edison International	10,000	591,400
NRG Yield Incorporated «	5,000	271,950
Pinnacle West Capital Corporation	5,000	284,750

		1,524,000

Multi-Utilities: 0.27%
Sempra Energy	8,000	847,760

Total Common Stocks (Cost $24,019,663)		28,401,160

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage High Yield Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 83.07%

Consumer Discretionary: 9.09%

Auto Components: 2.95%
American Axle Manufacturing Incorporated «	6.63%	10-15-2022	$2,250,000	$2,418,750
Cooper Tire & Rubber Company	7.63	3-15-2027	1,500,000	1,597,500
Lear Corporation	4.75	1-15-2023	5,000,000	5,025,000

				9,041,250

Media: 1.78%
Dish DBS Corporation	5.00	3-15-2023	5,500,000	5,472,500

Specialty Retail: 4.36%
Group 1 Automotive Incorporated 144A	5.00	6-1-2022	6,500,000	6,451,250
Penske Auto Group Incorporated	5.75	10-1-2022	6,700,000	6,934,500

				13,385,750

Energy: 16.53%

Energy Equipment & Services: 4.48%
Atwood Oceanics Incorporated	6.50	2-1-2020	1,000,000	1,060,000
Bristow Group Incorporated	6.25	10-15-2022	5,990,000	6,304,475
Dresser-Rand Group Incorporated	6.50	5-1-2021	1,225,000	1,310,750
Gulfmark Offshore Incorporated	6.38	3-15-2022	1,635,000	1,647,263
Hornbeck Offshore Services Incorporated	5.88	4-1-2020	3,350,000	3,417,000

				13,739,488

Oil, Gas & Consumable Fuels: 12.05%
Antero Resources Corporation 144A	5.13	12-1-2022	4,000,000	4,060,000
Atlas Pipeline Partners LP	5.88	8-1-2023	8,000,000	8,120,000
Energy Transfer Equity LP	5.88	1-15-2024	1,500,000	1,584,375
Energy Transfer Equity LP	7.50	10-15-2020	3,475,000	4,022,313
QEP Resources Incorporated	5.25	5-1-2023	2,000,000	2,025,000
Regency Energy Partners LP	5.88	3-1-2022	2,625,000	2,821,875
Sabine Pass Liquefaction LLC	5.63	2-1-2021	7,000,000	7,385,000
Suburban Propane Partners LP	7.38	3-15-2020	2,550,000	2,677,500
Tesoro Corporation	5.13	4-1-2024	1,000,000	1,000,000
Tesoro Logistics LP	5.88	10-1-2020	3,131,000	3,279,723

				36,975,786

Financials: 3.00%

REITs: 3.00%
Crown Castle International Corporation	4.88	4-15-2022	1,000,000	1,017,500
Crown Castle International Corporation	5.25	1-15-2023	4,000,000	4,131,240
Sabra Health Care Incorporated	5.38	6-1-2023	4,000,000	4,050,000

				9,198,740

Health Care: 9.44%

Health Care Equipment & Supplies: 2.08%
Hologic Incorporated	6.25	8-1-2020	6,062,000	6,395,410

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage High Yield Bond Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services: 4.59%
DaVita HealthCare Partners Incorporated	5.75%	8-15-2022	$6,465,000	$6,893,306
Fresenius Medical Care Holdings Incorporated 144A	5.88	1-31-2022	6,529,000	7,181,900

				14,075,206

Pharmaceuticals: 2.77%
Forest Laboratories Incorporated 144A	5.00	12-15-2021	2,000,000	2,205,710
Salix Pharmaceuticals Incorporated 144A	6.00	1-15-2021	5,800,000	6,293,000

				8,498,710

Industrials: 10.33%

Aerospace & Defense: 0.67%
Alliant Techsystems Incorporated 144A	5.25	10-1-2021	2,000,000	2,040,000

Building Products: 1.40%
Dycom Investments Incorporated	7.13	1-15-2021	4,000,000	4,280,000

Commercial Services & Supplies: 2.91%
Clean Harbors Incorporated	5.13	6-1-2021	3,750,000	3,806,250
Iron Mountain Incorporated	5.75	8-15-2024	5,000,000	5,137,500

				8,943,750

Electrical Equipment: 2.52%
Belden Incorporated 144A	5.50	9-1-2022	2,850,000	2,956,875
General Cable Corporation	5.75	10-1-2022	4,800,000	4,776,000

				7,732,875

Machinery: 0.18%
Columbus McKinnon Corporation	7.88	2-1-2019	525,000	555,188

Road & Rail: 2.65%
Hertz Corporation	6.25	10-15-2022	7,800,000	8,131,500

Information Technology: 5.10%

Communications Equipment: 2.65%
CommScope Holdings Incorporated 144A	5.50	6-15-2024	8,000,000	8,140,000

Electronic Equipment, Instruments & Components: 0.64%
Belden Incorporated 144A	5.25	7-15-2024	2,000,000	1,970,000

IT Services: 1.81%
Neustar Incorporated «	4.50	1-15-2023	6,350,000	5,540,375

Materials: 18.10%

Chemicals: 13.42%
Celanese U.S. Holdings LLC	4.63	11-15-2022	6,729,000	6,846,758
Huntsman International LLC	4.88	11-15-2020	1,000,000	1,020,000
Kraton Polymers LLC	6.75	3-1-2019	2,105,000	2,207,619
Olin Corporation	5.50	8-15-2022	7,750,000	8,137,500
Rayonier Advanced Materials Products Incorporated 144A	5.50	6-1-2024	9,775,000	9,579,500

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage High Yield Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Chemicals (continued)
Tronox Finance LLC «	6.38%	8-15-2020	$13,000,000	$13,390,000

				41,181,377

Containers & Packaging: 3.13%
Sealed Air Corporation 144A	5.25	4-1-2023	500,000	511,250
Sealed Air Corporation 144A	6.50	12-1-2020	6,635,000	7,298,500
Silgan Holdings Incorporated	5.00	4-1-2020	1,750,000	1,795,938

				9,605,688

Paper & Forest Products: 1.55%
P.H. Glatfelter Company	5.38	10-15-2020	4,630,000	4,768,900

Telecommunication Services: 4.14%

Diversified Telecommunication Services: 1.10%
GCI Incorporated	8.63	11-15-2019	3,235,000	3,384,619

Wireless Telecommunication Services: 3.04%
MetroPCS Wireless Incorporated	6.63	11-15-2020	1,575,000	1,653,750
SBA Telecommunications Corporation	5.63	10-1-2019	6,700,000	7,018,250
SBA Telecommunications Corporation	5.75	7-15-2020	625,000	659,375

				9,331,375

Utilities: 7.34%

Electric Utilities: 1.51%
DPL Incorporated	7.25	10-15-2021	4,375,000	4,637,500

Gas Utilities: 0.56%
AmeriGas Finance LLC	6.75	5-20-2020	1,600,000	1,704,000

Independent Power & Renewable Electricity Producers: 5.27%
Calpine Corporation 144A	5.88	1-15-2024	2,576,000	2,756,320
Calpine Corporation 144A	6.00	1-15-2022	1,625,000	1,750,938
NGL Energy Partners LP / NGL Energy Finance Corporation 144A	5.13	7-15-2019	2,500,000	2,534,375
NRG Energy Incorporated	6.63	3-15-2023	5,743,000	6,087,580
The AES Corporation	5.50	3-15-2024	3,000,000	3,052,500

				16,181,713

Total Corporate Bonds and Notes (Cost $249,245,952)				254,911,700

Yankee Corporate Bonds and Notes: 5.45%

Energy: 0.90%

Energy Equipment & Services: 0.90%
McDermott International Incorporated 144A	8.00	5-1-2021	1,700,000	1,759,500
Precision Drilling Corporation 144A	5.25	11-15-2024	1,000,000	1,000,000

				2,759,500

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage High Yield Bond Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Industrials: 1.45%

Electrical Equipment: 1.45%
Sensata Technologies BV 144A	4.88%	10-15-2023	$4,500,000	$4,455,000

Information Technology: 2.19%

Technology Hardware, Storage & Peripherals: 2.19%
Seagate HDD (Cayman)	4.75	6-1-2023	6,500,000	6,711,250

Telecommunication Services: 0.91%

Diversified Telecommunication Services: 0.91%
Intelsat Jackson Holdings SA	7.25	10-15-2020	2,625,000	2,808,747

Total Yankee Corporate Bonds and Notes (Cost $16,325,862)				16,734,497

	Yield		Shares
Short-Term Investments: 4.07%

Investment Companies: 3.99%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07		1,769,869	1,769,869
Wells Fargo Securities Lending Cash Investments, LLC (r)(l)(u)	0.11		10,480,230	10,480,230

				12,250,099

			Principal

U.S. Treasury Securities: 0.08%
U.S. Treasury Bill #(z)	0.04	9-25-2014	$252,000	251,996

Total Short-Term Investments (Cost $12,502,096)				12,502,095

Total investments in securities
(Cost $302,093,573) *	101.85%	312,549,452
Other assets and liabilities, net	(1.85)	(5,667,495)

Total net assets	100.00%	$306,881,957

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $302,013,359 and unrealized gains (losses) consists of:

Gross unrealized gains	$12,081,357
Gross unrealized losses	(1,545,264)

Net unrealized gains	$10,536,093

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—August 31, 2014	Wells Fargo Advantage High Yield Bond Fund	15

Assets
Investments
In unaffiliated securities (including $10,260,367 of securities loaned), at value (cost $289,843,474)	$300,299,353
In affiliated securities, at value (cost $12,250,099)	12,250,099

Total investments, at value (cost $302,093,573)	312,549,452
Foreign currency, at value (cost $45)	45
Receivable for investments sold	4,192,612
Receivable for Fund shares sold	41,774
Receivable for dividends and interest	4,101,007
Receivable for daily variation margin on open futures contracts	12,500
Receivable for securities lending income	4,401
Prepaid expenses and other assets	105,392

Total assets	321,007,183

Liabilities
Dividends payable	117,187
Payable for investments purchased	2,276,572
Payable for Fund shares redeemed	816,259
Payable upon receipt of securities loaned	10,480,230
Advisory fee payable	129,407
Distribution fees payable	50,186
Administration fees payable	55,180
Accrued expenses and other liabilities	200,205

Total liabilities	14,125,226

Total net assets	$306,881,957

NET ASSETS CONSIST OF
Paid-in capital	$353,415,639
Overdistributed net investment income	(163,588)
Accumulated net realized losses on investments	(56,611,745)
Net unrealized gains on investments	10,241,651

Total net assets	$306,881,957

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$210,004,561
Shares outstanding – Class A	62,605,334
Net asset value per share – Class A1	$3.35
Maximum offering price per share – Class A2	$3.51
Net assets – Class B	$3,972,266
Shares outstanding – Class B1	1,183,885
Net asset value per share – Class B	$3.36
Net assets – Class C	$72,728,220
Shares outstanding – Class C1	21,677,967
Net asset value per share – Class C	$3.35
Net assets – Administrator Class	$20,176,910
Shares outstanding – Administrator Class[1]	6,005,535
Net asset value per share – Administrator Class	$3.36

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage High Yield Bond Fund	Statement of operations—year ended August 31, 2014

Investment income
Interest	$16,639,663
Dividends	642,731
Securities lending income, net	49,351
Income from affiliated securities	2,521

Total investment income	17,334,266

Expenses
Advisory fee	1,611,994
Administration fees
Fund level	161,199
Class A	349,809
Class B	8,402
Class C	123,604
Administrator Class	21,265
Shareholder servicing fees
Class A	546,576
Class B	12,925
Class C	193,131
Administrator Class	51,289
Distribution fees
Class B	39,384
Class C	579,394
Custody and accounting fees	23,105
Professional fees	69,466
Registration fees	57,696
Shareholder report expenses	62,525
Trustees’ fees and expenses	10,090
Other fees and expenses	13,304

Total expenses	3,935,158
Less: Fee waivers and/or expense reimbursements	(44,810)

Net expenses	3,890,348

Net investment income	13,443,918

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	6,279,264
Futures transactions	(901,546)

Net realized gains on investments	5,377,718

Net change in unrealized gains (losses) on:
Unaffiliated securities	15,473,746
Futures transactions	(13,751)

Net change in unrealized gains (losses) on investments	15,459,995

Net realized and unrealized gains (losses) on investments	20,837,713

Net increase in net assets resulting from operations	$34,281,631

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage High Yield Bond Fund	17

	Year ended August 31, 2014		Year ended August 31, 2013

Operations
Net investment income		$13,443,918		$17,384,672
Net realized gains on investments		5,377,718		18,224,276
Net change in unrealized gains (losses) on investments		15,459,995		(20,063,715)

Net increase in net assets resulting from operations		34,281,631		15,545,233

Distributions to shareholders from
Net investment income
Class A		(9,459,253)		(11,802,757)
Class B		(189,519)		(390,499)
Class C		(2,766,449)		(3,771,645)
Administrator Class		(967,151)		(1,421,343)

Total distributions to shareholders		(13,382,372)		(17,386,244)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,174,488	13,529,333	8,686,785	28,273,612
Class B	17,151	56,831	67,461	219,086
Class C	821,870	2,678,022	1,743,975	5,681,242
Administrator Class	2,812,042	9,171,050	3,242,704	10,578,643

		25,435,236		44,752,583

Reinvestment of distributions
Class A	2,511,673	8,240,513	3,080,175	9,994,164
Class B	51,262	167,850	103,737	336,538
Class C	770,176	2,526,354	1,024,306	3,323,484
Administrator Class	262,316	862,288	383,719	1,245,710

		11,797,005		14,899,896

Payment for shares redeemed
Class A	(15,822,235)	(51,599,260)	(22,446,941)	(72,965,905)
Class B	(1,002,877)	(3,278,584)	(2,220,348)	(7,234,458)
Class C	(6,460,879)	(21,047,143)	(7,565,262)	(24,547,467)
Administrator Class	(3,853,847)	(12,658,859)	(8,617,078)	(28,015,457)

		(88,583,846)		(132,763,287)

Net decrease in net assets resulting from capital share transactions		(51,351,605)		(73,110,808)

Total decrease in net assets		(30,452,346)		(74,951,819)

Net assets
Beginning of period		337,334,303		412,286,122

End of period		$306,881,957		$337,334,303

Overdistributed net investment income		$(163,588)		$(133,960)

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage High Yield Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31					Year ended April 30, 2010[1]
CLASS A	2014	2013	2012	2011	2010[1,2]
Net asset value, beginning of period	$3.15	$3.18	$3.03	$3.05	$3.10	$2.39
Net investment income	0.14	0.15	0.20	0.21	0.08	0.25
Net realized and unrealized gains (losses) on investments	0.20	(0.03)	0.15	(0.02)	(0.05)	0.72

Total from investment operations	0.34	0.12	0.35	0.19	0.03	0.97
Distributions to shareholders from
Net investment income	(0.14)	(0.15)	(0.20)	(0.21)	(0.08)	(0.26)
Net asset value, end of period	$3.35	$3.15	$3.18	$3.03	$3.05	$3.10
Total return[3]	11.02%	3.78%	12.00%	6.07%	0.99%	42.27%
Ratios to average net assets (annualized)
Gross expenses	1.03%	1.04%	1.02%	1.02%	1.06%	1.14%
Net expenses	1.03%	1.03%	1.02%	1.02%	1.05%	1.13%
Net investment income	4.35%	4.65%	6.52%	6.60%	7.70%	8.96%
Supplemental data
Portfolio turnover rate	40%	95%	37%	70%	46%	129%
Net assets, end of period (000s omitted)	$210,005	$225,743	$261,938	$240,653	$281,044	$292,039

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen High Income Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class A of Evergreen High Income Fund.

2.	For the four months ended August 31, 2010. The Fund changed its fiscal year end from April 30 to August 31, effective August 31, 2010.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage High Yield Bond Fund	19

(For a share outstanding throughout each period)

	Year ended August 31					Year ended April 30, 2010[1]
CLASS B	2014	2013	2012	2011	2010[1,2]
Net asset value, beginning of period	$3.15	$3.18	$3.03	$3.05	$3.10	$2.39
Net investment income	0.12 [3]	0.13 [3]	0.18 [3]	0.18 [3]	0.07	0.22
Net realized and unrealized gains (losses) on investments	0.21	(0.03)	0.15	(0.02)	(0.05)	0.73

Total from investment operations	0.33	0.10	0.33	0.16	0.02	0.95
Distributions to shareholders from
Net investment income	(0.12)	(0.13)	(0.18)	(0.18)	(0.07)	(0.24)
Net asset value, end of period	$3.36	$3.15	$3.18	$3.03	$3.05	$3.10
Total return[4]	10.53%	3.01%	11.17%	5.28%	0.74%	41.23%
Ratios to average net assets (annualized)
Gross expenses	1.78%	1.78%	1.77%	1.78%	1.81%	1.89%
Net expenses	1.78%	1.78%	1.77%	1.77%	1.81%	1.88%
Net investment income	3.63%	3.93%	5.80%	5.85%	6.98%	8.29%
Supplemental data
Portfolio turnover rate	40%	95%	37%	70%	46%	129%
Net assets, end of period (000s omitted)	$3,972	$6,667	$13,247	$21,656	$50,671	$54,017

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen High Income Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class B of Evergreen High Income Fund.

2.	For the four months ended August 31, 2010. The Fund changed its fiscal year end from April 30 to August 31, effective August 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage High Yield Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31					Year ended April 30, 2010[1]
CLASS C	2014	2013	2012	2011	2010[1,2]
Net asset value, beginning of period	$3.15	$3.18	$3.03	$3.05	$3.10	$2.39
Net investment income	0.12	0.13	0.18	0.18	0.07	0.23
Net realized and unrealized gains (losses) on investments	0.20	(0.03)	0.15	(0.02)	(0.05)	0.72

Total from investment operations	0.32	0.10	0.33	0.16	0.02	0.95
Distributions to shareholders from
Net investment income	(0.12)	(0.13)	(0.18)	(0.18)	(0.07)	(0.24)
Net asset value, end of period	$3.35	$3.15	$3.18	$3.03	$3.05	$3.10
Total return[3]	10.20%	3.01%	11.17%	5.28%	0.74%	41.23%
Ratios to average net assets (annualized)
Gross expenses	1.78%	1.79%	1.77%	1.77%	1.81%	1.89%
Net expenses	1.78%	1.78%	1.77%	1.77%	1.81%	1.88%
Net investment income	3.60%	3.90%	5.78%	5.85%	6.97%	8.21%
Supplemental data
Portfolio turnover rate	40%	95%	37%	70%	46%	129%
Net assets, end of period (000s omitted)	$72,728	$83,548	$99,633	$95,999	$104,954	$106,886

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen High Income Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class C of Evergreen High Income Fund.

2.	For the four months ended August 31, 2010. The Fund changed its fiscal year end from April 30 to August 31, effective August 31, 2010.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage High Yield Bond Fund	21

(For a share outstanding throughout each period)

	Year ended August 31					Year ended April 30, 2010[1]
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010[1,2]
Net asset value, beginning of period	$3.15	$3.18	$3.03	$3.05	$3.10	$2.39
Net investment income	0.15	0.16	0.21	0.22	0.08	0.26
Net realized and unrealized gains (losses) on investments	0.21	(0.03)	0.15	(0.03)	(0.05)	0.72

Total from investment operations	0.36	0.13	0.36	0.19	0.03	0.98
Distributions to shareholders from
Net investment income	(0.15)	(0.16)	(0.21)	(0.21)	(0.08)	(0.27)
Net asset value, end of period	$3.36	$3.15	$3.18	$3.03	$3.05	$3.10
Total return[3]	11.61%	4.02%	12.25%	6.30%	1.07%	42.62%
Ratios to average net assets (annualized)
Gross expenses	0.96%	0.96%	0.95%	0.95%	0.87%	0.89%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.81%	0.88%
Net investment income	4.57%	4.91%	6.73%	6.79%	7.95%	9.17%
Supplemental data
Portfolio turnover rate	40%	95%	37%	70%	46%	129%
Net assets, end of period (000s omitted)	$20,177	$21,376	$37,469	$26,234	$48,709	$93,639

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen High Income Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class I of Evergreen High Income Fund.

2.	For the four months ended August 31, 2010. The Fund changed its fiscal year end from April 30 to August 31, effective August 31, 2010.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage High Yield Bond Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage High Yield Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign

Notes to financial statements	Wells Fargo Advantage High Yield Bond Fund	23

exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized

24	Wells Fargo Advantage High Yield Bond Fund	Notes to financial statements

gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to certain distributions paid and dividends from certain securities. At August 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized losses on investments
$(169,823)	$(91,174)	$260,997

As of August 31, 2014, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $56,906,187 with $19,655,495 expiring in 2016, and $37,250,692 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Notes to financial statements	Wells Fargo Advantage High Yield Bond Fund	25

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$1,385,040	$0	$0	$1,385,040
Consumer staples	1,589,000	0	0	1,589,000
Energy	6,748,450	0	0	6,748,450
Health care	7,072,890	0	0	7,072,890
Industrials	2,751,300	0	0	2,751,300
Information technology	1,796,200	0	0	1,796,200
Materials	4,686,520	0	0	4,686,520
Utilities	2,371,760	0	0	2,371,760

Corporate bonds and notes	0	254,911,700	0	254,911,700

Yankee corporate bonds and notes	0	16,734,497	0	16,734,497

Short-term investments
Investment companies	1,769,869	10,480,230	0	12,250,099
U.S. Treasury securities	251,996	0	0	251,996

	30,423,025	282,126,427	0	312,549,452
Futures contracts	12,500	0	0	12,500
Total assets	$30,435,525	$282,126,427	$0	$312,561,952

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

26	Wells Fargo Advantage High Yield Bond Fund	Notes to financial statements

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.50% and declining to 0.40% as the average daily net assets of the Fund increase. For the year ended August 31, 2014, the advisory fee was equivalent to an annual rate of 0.50% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.03% for Class A shares, 1.78% for Class B shares, 1.78% for Class C shares, and 0.80% for Administrator Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares. For the year ended August 31, 2014, Funds Distributor received $6,406 from the sale of Class A shares and $21 and $710 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby all classes of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2014 were $126,723,120 and $176,703,234, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2014, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio.

At August 31, 2014, the Fund had short futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at August 31, 2014	Unrealized losses
9-19-2014	Goldman Sachs	160 Short	10-Year U.S. Treasury Notes	$20,212,500	$(214,228)

Notes to financial statements	Wells Fargo Advantage High Yield Bond Fund	27

The Fund had an average notional amount of $19,941,648 in short futures contracts during the year ended August 31, 2014.

On August 31, 2014, the cumulative unrealized losses on futures contracts in the amount of $214,228 are reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The receivable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized losses and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Futures – variation margin	Goldman Sachs	$12,500	$0	$0	$12,500

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended August 31, 2014, the Fund paid $650 in commitment fees.

For the year ended August 31, 2014, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $13,382,372 and $17,386,244 of ordinary income for the years ended August 31, 2014 and August 31, 2013, respectively.

As of August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward
$10,536,093	$(56,906,187)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Advantage High Yield Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage High Yield Bond Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the period from May 1, 2010 through August 31, 2010 and the one-year period ended April 30, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage High Yield Bond Fund as of August 31, 2014, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 27, 2014

Other information (unaudited)	Wells Fargo Advantage High Yield Bond Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 2.40% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended August 31, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $481,959 of income dividends paid during the fiscal year ended August 31, 2014 has been designated as qualified dividend income (QDI).

For the fiscal year ended August 31, 2014, $12,336,936 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage High Yield Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage High Yield Bond Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage High Yield Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage High Yield Bond Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to

Other information (unaudited)	Wells Fargo Advantage High Yield Bond Fund	33

other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for the five- and ten-year periods under review, and lower than the average performance of the Universe for the one- and three-year periods under review. The Board also noted that the performance of the Fund was lower than its benchmark, Bank of America Merrill Lynch US High Yield Master II Constrained Index, for all periods under review.

The Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to the Universe for the one- and three-year periods under review, and relative to its benchmark for all periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

34	Wells Fargo Advantage High Yield Bond Fund	Other information (unaudited)

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage High Yield Bond Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

227660 10-14 A218/AR218 08-14

Wells Fargo Advantage Income Plus Fund

Annual Report

August 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Income Plus Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Income Plus Fund for the 12-month period that ended August 31, 2014. The period was marked by low interest rates and investor demand for yield, notably for lower-rated credits and longer-duration bonds.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing. In the U.S., the Federal Reserve (Fed) kept its key interest rate near zero in order to support the economy and the financial system. It also continued its quantitative easing program, although it reduced the size of its bond-buying program by approximately $10 billion per month and discussed changes to its forward guidance as it begins to normalize monetary policy. Meanwhile, European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In June 2014, the ECB announced a variety of measures aimed at encouraging lending, including cutting its key rate to a historic low of 0.15%, making funds available to banks at low interest rates, and imposing a negative interest rate on bank deposits held at the central bank. In Japan, the Bank of Japan maintained an aggressive monetary program, which began in early 2013, that was aimed at combating deflation by doubling the bank’s asset base over two years.

As the engine of economic growth, U.S. interest rates led other developed countries but remained low.

The Fed has a dual mandate to maximize employment and keep prices stable, and economic activity during the period showed improvement on both these fronts. The unemployment rate ticked lower to 6.1% as of August 2014. Payroll jobs advanced, and the number of long-term unemployed decreased, although labor market slack remains a concern for the Fed. On the inflation front, the personal consumption expenditures price index rose from a deflationary danger zone toward the Fed’s longer-run objective of a 2.0% pace.

Elsewhere, economic data continued to show sluggish growth. The European Union’s gross domestic product was unchanged in the second quarter of 2014 and up only 0.7% from a year earlier. The region’s unemployment rate remained high at 11.5% in July 2014. In Japan, its economy faltered in reaction to a sales tax increase despite Prime Minister Shinzo Abe’s economic plans to promote growth.

With the U.S. economy the furthest along its business cycle, the level of interest rates in the U.S. and Europe began to diverge—the 10-year U.S. Treasury yield was 2.42% at the end of August 2014 compared with 0.89% for the 10-year German bund yield, approximately 150 basis points higher (100 basis points = 1%). The Fed is closer to eventually increasing interest rates, while the ECB potentially needs to further increase rather than scale back its amount of accommodation. Further, U.S. economic activity appears healthier than Europe’s.

Fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility. However, yields have been at historically low levels, and there is a risk of rising rates and negative bond returns.

Letter to shareholders (unaudited)	Wells Fargo Advantage Income Plus Fund	3

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

4	Wells Fargo Advantage Income Plus Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of current income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Thomas M. Price, CFA

Janet S. Rilling, CFA, CPA

Michael J. Bray, CFA

Average annual total returns1 (%) as of August 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (STYAX)	7-13-1998	2.33	4.63	5.05	7.16	5.60	5.53	0.93	0.86
Class B (STYBX)*	7-13-1998	1.30	4.46	4.97	6.30	4.79	4.97	1.68	1.61
Class C (WFIPX)	7-13-1998	5.35	4.80	4.74	6.35	4.80	4.74	1.68	1.61
Administrator Class (WIPDX)	7-30-2010	–	–	–	7.31	5.74	5.56	0.87	0.74
Institutional Class (WIPIX)	7-18-2008	–	–	–	7.36	5.92	5.73	0.60	0.60
Investor Class (WIPNX)	7-18-2008	–	–	–	7.06	5.55	5.51	0.96	0.87
Barclays U.S. Universal Bond Index[4]	–	–	–	–	6.28	5.10	5.03	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Income Plus Fund	5

Growth of $10,000 investment[5] as of August 31, 2014

1.	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to include the higher expenses applicable to Administrator Class shares. Historical performance shown for Investor Class shares prior to their inception reflects the performance of Class A shares and has been adjusted to include the higher expenses applicable to Investor Class shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Class A shares and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.02% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

3.	The Adviser has committed through December 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.84% for Class A, 1.59% for Class B, 1.59% for Class C, 0.72% for Administrator Class, 0.58% for Institutional Class, and 0.85% for Investor Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays U.S. Universal Bond Index is an unmanaged market value-weighted performance benchmark for the U.S. dollar-denominated bond market, which includes investment-grade, high yield, and emerging market debt securities with maturities of one year or more. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent 10 years with the performance of the Barclays U.S. Universal Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Income Plus Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Barclays U.S. Universal Bond Index, for the 12-month period that ended August 31, 2014.

■	Positive yield spread from mortgage-related securities and corporate bonds over Treasuries contributed to performance during the period. Spread tightening on both high-grade and high-yield credit securities and commercial mortgage-backed securities (CMBS) also aided performance. In addition, an overweight allocation to CMBS and high-yield bonds and an underweight to U.S. Treasuries contributed to performance.

■	An increase in Treasury yields during the first part of the period detracted from performance. We tactically managed the Fund’s duration during the period by marginally reducing it and positioning the Fund for the yield curve to steepen.

Ten largest long-term holdings[6] (%) as of August 31, 2014
U.S. Treasury Note, 0.38%, 3-15-2015	5.33
FHLMC, 3.50%, 9-1-2044	4.59
U.S. Treasury Note, 2.25%, 7-31-2018	3.98
FNMA, 3.00%, 9-1-2044	3.77
U.S. Treasury Note, 1.00%, 8-31-2016	2.87
U.S. Treasury Note, 0.25%, 12-15-2015	2.48
FNMA, 4.00%, 9-1-2044	2.37
U.S. Treasury Note, 1.00%, 5-31-2018	2.24
U.S. Treasury Note, 0.88%, 1-31-2018	2.18
FNMA, 4.50%, 9-1-2044	1.95

Amid continued economic improvement, monetary policy is becoming less accommodative.

The U.S. economy featured moderate growth, a slowly improving labor market, and low inflation over the past 12 months. Real gross domestic product (GDP) growth averaged about 2.5% in the most recent four quarters, helped by a degree of inventory building. Growth in real final sales (GDP excluding inventory effects) ran closer to 2.1% for the period, which was basically in line with personal consumption figures.

The labor market improved over the past 12 months, with the unemployment rate falling to 6.1% as of August 2014 compared with 7.2% a year ago. Payroll growth has accelerated so far in 2014, with roughly 215,000 net jobs created per month versus 195,000 in 2013. Some of the reduction in the unemployment rate, however, can be attributed to a decline in labor force participation, the rate of which fell to 62.8% as of the end of August 2014 from a high of 66.4% prior to the financial crisis of 2008–2009.

Meanwhile, inflation remained low and stable over the reporting period. The Consumer Price Index (CPI) rose 2.0% on a year-over-year basis, while CPI excluding food and energy costs (so-called core inflation) rose 1.9%. Low inflation allowed the U.S. Federal Reserve (Fed) to maintain its focus on strengthening the labor market. To this end, the Fed maintained its historically low target rates for overnight lending and continued to purchase Treasury bonds and government-backed mortgage debt, albeit at a gradually slower pace. The Fed has indicated it intends to finish its asset-purchase program before the end of 2014. Even so, the first overt tightening of monetary policy via a federal funds target rate hike could be delayed well into 2015 or even beyond.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Income Plus Fund	7

Portfolio allocation[7] as of August 31, 2014

We have been neutral on interest-rate risk while overweighting corporate debt.

Although we anticipate that the recent moderate growth and low inflation environment will persist for some quarters to come, we believe that the Fund is well positioned for the Fed’s eventual tightening of monetary policy. Our base case calls for a reduction in the pace of asset purchases by the Fed, followed by the end of quantitative easing and then a hike in the federal funds rate. Accordingly, our strategy has been to maintain a roughly neutral duration posture versus the Fund’s benchmark, believing that interest rates would rise in the intermediate- to longer-maturity range while remaining fairly stable in the short-duration space.

We maintained our substantial commitment to corporate credit throughout the past 12 months based on attractive valuation and a conviction that macro fundamentals were favorable. We also maintained a significant investment in asset-backed securities and mortgage-backed securities throughout the period in the expectation that the yield advantage of these securities would allow them to outperform similar-duration Treasuries. A rise in volatility associated with the Fed’s rhetorical shift resulted in a short span of underperformance for structured products, but—as with corporates—higher-yield spreads resulted in generally positive relative returns for the period as a whole. Going forward, we expect to carefully position against interest-rate risk. In our base-case scenario, we expect the credit and structured product sectors of the bond market to outperform Treasuries in the short-duration space due to their higher yield spreads.

Please see footnotes on page 5.

8	Wells Fargo Advantage Income Plus Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2014 to August 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2014	Ending account value 8-31-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,031.76	$4.30	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28	0.84%
Class B
Actual	$1,000.00	$1,026.72	$8.12	1.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.19	$8.08	1.59%
Class C
Actual	$1,000.00	$1,026.94	$8.12	1.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.19	$8.08	1.59%
Administrator Class
Actual	$1,000.00	$1,032.44	$3.69	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.58	$3.67	0.72%
Institutional Class
Actual	$1,000.00	$1,032.26	$2.97	0.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.28	$2.96	0.58%
Investor Class
Actual	$1,000.00	$1,030.87	$4.35	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Income Plus Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 32.54%
FHLB Series VN-2015 Class A	5.46%	11-27-2015	$821,242	$865,279
FHLMC ±	1.95	1-1-2036	81,378	84,957
FHLMC %%	3.50	9-1-2044	20,440,000	20,995,713
FHLMC %%	4.00	9-1-2044	6,310,000	6,671,716
FHLMC	5.00	6-1-2036	809,538	893,742
FHLMC	5.00	8-1-2040	736,311	811,739
FHLMC	5.50	10-1-2017	327,948	348,026
FHLMC	5.50	8-1-2038	180,634	200,180
FHLMC	5.50	12-1-2038	1,554,371	1,721,572
FHLMC	5.50	6-1-2040	1,853,840	2,060,019
FHLMC	7.50	5-1-2038	3,921	4,054
FHLMC	8.00	2-1-2030	557	668
FHLMC Series 2013-K28 Class B ±144A	3.61	6-25-2046	1,970,000	1,937,448
FHLMC Series 2013-K30 Class B ±144A	3.67	6-25-2045	2,515,000	2,478,231
FHLMC Series 2013-K32 Class B ±144A	3.65	10-25-2046	1,875,000	1,844,685
FHLMC Series 2640 Class G	4.50	7-15-2018	625,389	658,257
FHLMC Series 3774 Class AB	3.50	12-15-2020	550,413	578,207
FHLMC Series K020 Class X1 ±(c)	1.60	5-25-2022	14,484,494	1,305,922
FHLMC Series T-42 Class A5	7.50	2-25-2042	2,475,844	2,893,018
FHLMC Series T-57 Class 2A1 ±	3.24	7-25-2043	79,729	82,723
FHLMC Series T-59 Class 2A1 ±	2.87	10-25-2043	72,686	74,774
FNMA ±	2.34	8-1-2036	113,872	122,385
FNMA ±	2.40	1-1-2036	258,971	279,562
FNMA ±	2.48	9-1-2036	64,767	69,427
FNMA	2.75	10-1-2022	2,250,000	2,259,834
FNMA %%	3.00	9-1-2029	3,355,000	3,477,355
FNMA %%	3.00	9-1-2044	17,320,000	17,235,092
FNMA	3.27	7-1-2022	1,303,604	1,368,318
FNMA %%	3.50	9-1-2029	3,655,000	3,859,253
FNMA %%	3.50	9-1-2044	3,820,000	3,931,795
FNMA	3.95	9-1-2021	437,270	476,996
FNMA	4.00	9-1-2024	241,762	255,780
FNMA %%	4.00	9-1-2044	10,230,000	10,837,806
FNMA %%	4.00	9-1-2029	2,570,000	2,718,779
FNMA	4.26	4-1-2021	2,867,209	3,174,849
FNMA	4.39	1-1-2020	1,574,213	1,738,287
FNMA %%	4.50	9-1-2029	3,760,000	3,973,265
FNMA %%	4.50	9-1-2044	8,250,000	8,907,422
FNMA	5.00	1-1-2024	326,194	354,396
FNMA	5.00	2-1-2036	75,176	83,081
FNMA	5.00	6-1-2040	248,297	274,433
FNMA	5.00	8-1-2040	4,521,911	5,002,904
FNMA	5.50	11-1-2023	163,682	180,489
FNMA	5.50	8-1-2034	259,364	291,898
FNMA	5.50	2-1-2035	78,235	87,850
FNMA	5.50	8-1-2038	471,853	526,068
FNMA	5.50	8-1-2038	816,740	906,713
FNMA	6.00	10-1-2037	1,405,053	1,582,460
FNMA	6.00	11-1-2037	120,277	136,062
FNMA %%	6.00	9-1-2044	795,000	896,704

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Income Plus Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	6.50%	7-1-2036	$68,689	$81,283
FNMA	6.50	7-1-2036	25,924	30,596
FNMA	6.50	11-1-2036	18,409	20,840
FNMA	6.50	7-1-2037	1,766,484	2,056,320
FNMA	7.00	3-1-2024	648,470	706,280
FNMA	7.00	7-1-2036	35,170	41,310
FNMA	7.00	11-1-2037	24,301	26,203
FNMA	7.50	5-1-2038	2,071	2,113
FNMA Series 2002-T12 Class A3	7.50	5-25-2042	9,906	11,624
FNMA Series 2003-W08 Class 4A ±	3.14	11-25-2042	206,602	221,880
FNMA Series 2003-W14 Class 2A ±	2.20	6-25-2035	179,677	186,204
FNMA Series 2003-W14 Class 2A ±	3.46	1-25-2043	106,080	109,937
FNMA Series 2004-W11 Class 1A3	7.00	5-25-2044	2,059,178	2,419,511
FNMA Series 2004-W15 Class 1A3	7.00	8-25-2044	1,517,117	1,763,644
GNMA	4.00	6-20-2042	4,378,756	4,671,453
GNMA %%	4.50	9-1-2044	7,540,000	8,195,038
GNMA	5.00	7-20-2040	1,945,490	2,157,361
GNMA	7.50	12-15-2029	817	938
GNMA Series 2008-22 Class XM ±(c)	0.77	2-16-2050	4,053,454	138,308
GNMA Series 2008-86 Class D	5.46	6-16-2040	4,175,566	4,424,889

Total Agency Securities (Cost $144,813,569)				148,785,925

Asset-Backed Securities: 0.77%
CVS Pass-Through Trust First Lien	6.04	12-10-2028	1,485,108	1,722,746
Nissan Auto Lease Trust Series 2013-A Class A2A	0.45	9-15-2015	1,805,233	1,805,579

Total Asset-Backed Securities (Cost $3,280,458)				3,528,325

Corporate Bonds and Notes: 24.06%

Consumer Discretionary: 4.35%

Auto Components: 0.93%
Delphi Corporation	5.00	2-15-2023	1,025,000	1,100,594
Lear Corporation	5.38	3-15-2024	1,320,000	1,353,000
TRW Automotive Incorporated 144A	4.50	3-1-2021	1,750,000	1,798,125

				4,251,719

Automobiles: 0.49%
Ford Motor Company	7.45	7-16-2031	1,645,000	2,242,224

Diversified Consumer Services: 0.39%
Service Corporation International	8.00	11-15-2021	1,500,000	1,770,000

Hotels, Restaurants & Leisure: 0.09%
Agua Caliente Band of Cahuilla Indians 144A	6.44	10-1-2016	434,000	414,045

Household Durables: 0.36%
D.R. Horton Incorporated	4.75	2-15-2023	1,650,000	1,631,438

Media: 1.53%
CBS Corporation	7.88	7-30-2030	775,000	1,069,605
CCO Holdings LLC	8.13	4-30-2020	1,585,000	1,699,913

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Income Plus Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Media (continued)
DISH DBS Corporation	5.13%	5-1-2020	$1,115,000	$1,142,875
News America Incorporated	7.85	3-1-2039	1,180,000	1,701,348
Sirius XM Radio Incorporated 144A	6.00	7-15-2024	1,320,000	1,372,800

				6,986,541

Specialty Retail: 0.56%
L Brands Incorporated	6.63	4-1-2021	1,020,000	1,148,775
Sally Beauty Holdings Incorporated	5.75	6-1-2022	1,360,000	1,434,800

				2,583,575

Consumer Staples: 0.04%

Food Products: 0.04%
TreeHouse Foods Incorporated	4.88	3-15-2022	180,000	183,375

Energy: 1.85%

Energy Equipment & Services: 0.35%
SESI LLC	7.13	12-15-2021	1,410,000	1,589,775

Oil, Gas & Consumable Fuels: 1.50%
Chesapeake Energy Corporation	4.88	4-15-2022	1,545,000	1,616,370
Energy Transfer Equity LP	7.50	10-15-2020	1,200,000	1,389,000
Kinder Morgan Energy Partners LP	5.50	3-1-2044	1,070,000	1,129,088
Newfield Exploration Company	6.88	2-1-2020	1,300,000	1,365,000
Sabine Pass Liquefaction LLC	5.63	4-15-2023	1,300,000	1,352,000

				6,851,458

Financials: 9.19%

Banks: 3.25%
Australia and New Zealand Banking Group Limited 144A	2.40	11-23-2016	3,320,000	3,425,802
Bank of America Corporation	6.50	8-1-2016	2,300,000	2,527,875
Bank of America Corporation	7.63	6-1-2019	2,480,000	3,035,736
CBA Capital Trust II ±144A	6.02	3-29-2049	1,300,000	1,358,500
CIT Group Incorporated	5.38	5-15-2020	1,650,000	1,786,125
JPMorgan Chase & Company Series Q ±	5.15	12-29-2049	1,620,000	1,577,475
PNC Financial Services Group Incorporated ±«	4.45	5-29-2049	1,165,000	1,165,874

				14,877,387

Capital Markets: 0.28%
Blackstone Holdings Finance Company LLC 144A	5.88	3-15-2021	1,110,000	1,305,667

Consumer Finance: 1.05%
General Motors Financial Company Incorporated	4.25	5-15-2023	525,000	536,156
HSBC Finance Corporation	6.68	1-15-2021	2,185,000	2,622,815
SLM Corporation	8.00	3-25-2020	1,425,000	1,645,875

				4,804,846

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Income Plus Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Diversified Financial Services: 1.07%
General Electric Capital Corporation ±	6.38%	11-15-2067	$2,200,000	$2,439,580
Moody’s Corporation	5.50	9-1-2020	2,165,000	2,446,086

				4,885,666

Insurance: 3.17%
Allstate Corporation ±	5.75	8-15-2053	1,635,000	1,749,450
Endurance Specialty Holdings Limited	7.00	7-15-2034	1,520,000	1,855,841
National Life Insurance Company of Vermont 144A	10.50	9-15-2039	1,315,000	2,029,651
Platinum Underwriters Finance Incorporated Series B	7.50	6-1-2017	1,730,000	1,962,955
Protective Life Corporation	8.45	10-15-2039	1,855,000	2,828,773
Prudential Financial Incorporated ±	8.88	6-15-2068	1,645,000	1,996,619
ZFS Finance (USA) Trust II ±144A	6.45	12-15-2065	1,920,000	2,059,200

				14,482,489

REITs: 0.37%
American Tower Corporation	7.00	10-15-2017	1,455,000	1,676,423

Health Care: 1.44%

Health Care Providers & Services: 1.07%
Fresenius Medical Care Holdings Incorporated 144A	5.88	1-31-2022	1,435,000	1,578,500
HCA Incorporated	6.50	2-15-2020	1,450,000	1,622,188
Tenet Healthcare Corporation	6.00	10-1-2020	1,575,000	1,708,875

				4,909,563

Pharmaceuticals: 0.37%
Teva Pharmaceutical Finance Company LLC	6.15	2-1-2036	1,370,000	1,678,116

Industrials: 2.42%

Aerospace & Defense: 0.35%
B/E Aerospace Incorporated	5.25	4-1-2022	905,000	979,663
DigitalGlobe Incorporated 144A	5.25	2-1-2021	635,000	628,650

				1,608,313

Building Products: 0.24%
Masco Corporation	5.95	3-15-2022	1,030,000	1,123,988

Commercial Services & Supplies: 0.63%
Clean Harbors Incorporated	5.25	8-1-2020	1,375,000	1,412,813
Penske Truck Leasing Company LP 144A	3.13	5-11-2015	1,445,000	1,468,994

				2,881,807

Professional Services: 0.69%
FTI Consulting Incorporated	6.75	10-1-2020	1,055,000	1,113,025
Verisk Analytics Incorporated	5.80	5-1-2021	1,810,000	2,050,310

				3,163,335

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Income Plus Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Trading Companies & Distributors: 0.51%
Ashtead Capital Incorporated 144A	6.50%	7-15-2022	$790,000	$859,125
International Lease Finance Corporation	8.25	12-15-2020	1,190,000	1,454,775

				2,313,900

Information Technology: 1.37%

Communications Equipment: 0.32%
Motorola Solutions Incorporated	4.00	9-1-2024	1,465,000	1,461,003

Electronic Equipment, Instruments & Components: 0.40%
Corning Incorporated	7.25	8-15-2036	1,417,000	1,830,116

Semiconductors & Semiconductor Equipment: 0.33%
Micron Technology Incorporated 144A	5.88	2-15-2022	1,385,000	1,483,681

Software: 0.32%
Activision Blizzard Incorporated 144A	5.63	9-15-2021	1,370,000	1,481,313

Materials: 0.94%

Metals & Mining: 0.34%
Steel Dynamics Incorporated	6.38	8-15-2022	1,465,000	1,567,550

Paper & Forest Products: 0.60%
International Paper Company	7.30	11-15-2039	1,970,000	2,711,746

Telecommunication Services: 1.64%

Diversified Telecommunication Services: 0.90%
CenturyLink Incorporated	5.63	4-1-2020	1,375,000	1,454,063
CenturyLink Incorporated	6.75	12-1-2023	345,000	381,872
Frontier Communications Corporation	8.75	4-15-2022	760,000	885,400
Verizon Communications Incorporated	6.55	9-15-2043	1,080,000	1,392,294

				4,113,629

Wireless Telecommunication Services: 0.74%
SBA Tower Trust 144A	3.72	4-15-2048	1,820,000	1,824,890
Sprint Corporation 144A	7.88	9-15-2023	860,000	922,350
T-Mobile US Incorporated	6.63	4-1-2023	630,000	663,075

				3,410,315

Utilities: 0.82%

Independent Power & Renewable Electricity Producers: 0.82%
Calpine Corporation 144A	5.88	1-15-2024	1,275,000	1,364,250
Harper Lake Solar Funding Corporation 144A	7.65	12-31-2018	1,340,064	1,406,962
NRG Energy Incorporated	7.63	1-15-2018	800,000	900,800
The AES Corporation	5.50	3-15-2024	60,000	61,050

				3,733,062

Total Corporate Bonds and Notes (Cost $102,545,132)				110,008,065

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Income Plus Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 2.66%

California: 0.83%
California Build America Bonds Stem Cell Research and Cures Series A (GO)	4.99%	4-1-2039	$1,505,000	$1,560,444
San Jose CA Series B (Airport Revenue, AGM Insured)	6.60	3-1-2041	2,000,000	2,221,520

				3,781,964

Illinois: 0.31%
Chicago IL Series B (GO)	6.31	1-1-2044	1,350,000	1,430,096

Michigan: 0.45%
Michigan Finance Authority Local Government Loan Program Series E (Lease Revenue)	7.19	11-1-2022	1,915,000	2,071,551

Puerto Rico: 0.44%
Puerto Rico Government Development Bank (Miscellaneous Revenue, National Insured) ±	4.75	12-1-2015	2,005,000	2,005,501

Texas: 0.42%
North Texas Tollway Authority Build America Bonds Sub Lien Series B-2 (Transportation Revenue)	8.91	2-1-2030	1,595,000	1,916,408

Washington: 0.21%
Metropolitan Washington DC Airports Authority Dulles Toll Road Revenue Build America Bonds (Transportation Revenue)	7.46	10-1-2046	695,000	955,132

Total Municipal Obligations (Cost $11,763,497)				12,160,652

Non-Agency Mortgage Backed Securities: 4.51%
Banc of America Commercial Mortgage Securities Incorporated Series 2007-1 Class AMFX ±	5.48	1-15-2049	2,535,000	2,663,443
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PWR-7 Class A3 ±	5.12	2-11-2041	1,880,350	1,897,704
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-T20 Class A4A ±	5.29	10-12-2042	2,480,000	2,564,687
Commercial Mortgage Trust Pass-Through Certificate Series 2005-C6 Class A5A ±	5.12	6-10-2044	2,294,359	2,347,799
Credit Suisse First Boston Commercial Mortgage Trust Series 1998-C2 Class AX ±(c)	0.51	11-15-2030	343,742	1,164
Financial Asset Securitization Incorporated Series 1997-NAM2 Class B2 (s)	7.88	7-25-2027	45,692	41,891
GE Capital Commercial Mortgage Corporation Series 2005-C3 Class A7A ±	4.97	7-10-2045	2,695,000	2,761,356
JPMorgan Chase Commercial Mortgage Trust Series 2007-LDPX Class AM ±	5.46	1-15-2049	1,980,000	2,086,041
Lehman Brothers UBS Commercial Mortgage Trust Series 2006-C1 Class A4	5.16	2-15-2031	3,545,000	3,686,885
Mach One Trust Commercial Mortgage Backed Series 2004-1 Class X ±144A(c)(i)	0.54	5-28-2040	511,434	8,996
Morgan Stanley Capital I Series 2004-RR2 Class X ±144A(c)	0.55	10-28-2033	374,197	4,677
Morgan Stanley Capital I Series 2005-T19 Class A4A	4.89	6-12-2047	2,507,954	2,564,581

Total Non-Agency Mortgage Backed Securities (Cost $21,082,291)				20,629,224

U.S. Treasury Securities: 30.84%
U.S. Treasury Bond	2.75	11-15-2042	3,280,000	3,077,562
U.S. Treasury Bond	2.88	5-15-2043	5,370,000	5,159,394
U.S. Treasury Bond	3.38	5-15-2044	4,100,000	4,340,875
U.S. Treasury Bond	4.50	2-15-2036	4,415,000	5,570,489
U.S. Treasury Note	0.25	12-15-2015	11,350,000	11,353,541
U.S. Treasury Note	0.25	5-15-2016	2,975,000	2,967,795

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Income Plus Fund	15

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	0.38%	3-15-2015	$24,345,000	$24,384,950
U.S. Treasury Note	0.38	11-15-2015	5,820,000	5,832,734
U.S. Treasury Note	0.38	3-15-2016	2,250,000	2,251,845
U.S. Treasury Note	0.88	1-31-2018	10,075,000	9,975,036
U.S. Treasury Note	1.00	8-31-2016	13,015,000	13,140,061
U.S. Treasury Note	1.00	5-31-2018	10,335,000	10,220,344
U.S. Treasury Note ##	1.25	10-31-2018	7,145,000	7,089,183
U.S. Treasury Note	1.38	7-31-2018	4,290,000	4,292,347
U.S. Treasury Note	1.63	7-31-2019	6,630,000	6,630,517
U.S. Treasury Note ##	2.25	7-31-2018	17,585,000	18,183,980
U.S. Treasury Note	2.38	8-15-2024	6,545,000	6,563,405

Total U.S. Treasury Securities (Cost $140,148,454)				141,034,058

Yankee Corporate Bonds and Notes: 8.15%

Consumer Discretionary: 1.00%

Media: 1.00%
Myriad International Holdings BV 144A	6.38	7-28-2017	1,445,000	1,580,541
Numericable Group SA 144A	6.00	5-15-2022	1,310,000	1,349,300
WPP Finance 2010	5.63	11-15-2043	1,470,000	1,643,187

				4,573,028

Consumer Staples: 0.32%

Food Products: 0.32%
BRF SA 144A	3.95	5-22-2023	1,525,000	1,473,913

Energy: 1.96%

Energy Equipment & Services: 0.35%
Precision Drilling Corporation 144A	5.25	11-15-2024	1,575,000	1,575,000

Oil, Gas & Consumable Fuels: 1.61%
CNOOC Nexen Finance (2014) ULC	4.25	4-30-2024	1,665,000	1,734,169
Petrobras Global Finance BV	6.25	3-17-2024	1,855,000	2,037,180
Petroleos Mexicanos 144A	6.38	1-23-2045	2,005,000	2,426,050
Talisman Energy Incorporated	5.50	5-15-2042	1,070,000	1,183,689

				7,381,088

Financials: 1.63%

Banks: 1.42%
BBVA Bancomer SA 144A	4.50	3-10-2016	1,720,000	1,803,420
BPCE SA 144A	5.15	7-21-2024	2,005,000	2,146,862
Oversea-Chinese Banking Corporation Limited ±144A	4.00	10-15-2024	2,505,000	2,553,311

				6,503,593

Capital Markets: 0.21%
Macquarie Group Limited 144A	6.00	1-14-2020	825,000	935,641

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Income Plus Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Health Care: 0.65%

Pharmaceuticals: 0.65%
Actavis Funding SCS 144A	4.85%	6-15-2044	$1,125,000	$1,158,557
Perrigo Company Limited 144A	5.30	11-15-2043	1,635,000	1,812,008

				2,970,565

Information Technology: 0.69%

Internet Software & Services: 0.23%
Tencent Holdings Limited 144A	3.38	5-2-2019	1,000,000	1,021,427

Technology Hardware, Storage & Peripherals: 0.46%
Seagate HDD Cayman 144A	4.75	1-1-2025	2,075,000	2,116,500

Materials: 0.37%

Metals & Mining: 0.37%
ArcelorMittal SA	6.13	6-1-2018	1,565,000	1,703,894

Telecommunication Services: 0.51%

Wireless Telecommunication Services: 0.51%
Globo Communicacoes Participacoes SA 144A	4.88	4-11-2022	2,145,000	2,230,972
Inmarsat Finance plc 144A	4.88	5-15-2022	115,000	115,288

				2,346,260

Utilities: 1.02%

Electric Utilities: 1.02%
Comision Federal de Electricidad 144A	4.88	1-15-2024	1,635,000	1,757,625
Western Power Distributions Holdings Limited 144A	7.38	12-15-2028	2,265,000	2,895,078

				4,652,703

Total Yankee Corporate Bonds and Notes (Cost $34,098,193)				37,253,612

Yankee Government Bonds: 0.44%
Banco Nacional de Desenvolvimento Economico e Social 144A	5.50	7-12-2020	1,855,000	2,024,269

Total Yankee Government Bonds (Cost $1,842,747)				2,024,269

	Yield		Shares

Short-Term Investments: 15.35%

Investment Companies: 15.26%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class ##(l)(u)	0.07		68,642,494	68,642,494
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)	0.11		1,127,500	1,127,500

				69,769,994

			Principal
U.S. Treasury Securities: 0.09%
U.S. Treasury Bill (z)#	0.02	9-18-2014	$400,000	399,996

Total Short-Term Investments (Cost $70,169,990)				70,169,990

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Income Plus Fund	17

Value

Total investments in securities
(Cost $529,744,331) *	119.32%	$545,594,120
Other assets and liabilities, net	(19.32)	(88,350,956)

Total net assets	100.00%	$457,243,164

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	The security is issued on a when-issued basis.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(c)	Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

«	All or a portion of this security is on loan.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

(i)	Illiquid security for which the designation as illiquid is unaudited.

##	All or a portion of this security is segregated for when-issued securities.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $529,941,217 and unrealized gains (losses) consists of:

Gross unrealized gains	$17,025,536
Gross unrealized losses	(1,372,633)

Net unrealized gains	$15,652,903

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Income Plus Fund	Statement of assets and liabilities—August 31, 2014

Assets
Investments
In unaffiliated securities (including $1,103,346 of securities loaned), at value (cost $459,974,337)	$475,824,126
In affiliated securities, at value (cost $69,769,994)	69,769,994

Total investments, at value (cost $529,744,331)	545,594,120
Principal paydown receivable	1,998
Receivable for Fund shares sold	1,401,473
Receivable for interest	3,122,358
Receivable for daily variation margin on open futures contracts	16,937
Receivable for securities lending income	292
Prepaid expenses and other assets	185,184

Total assets	550,322,362

Liabilities
Payable for investments purchased	91,231,126
Payable for Fund shares redeemed	287,331
Payable upon receipt of securities loaned	1,127,500
Payable for daily variation margin on open futures contracts	9,879
Advisory fee payable	120,240
Distribution fees payable	16,396
Administration fees payable	80,528
Accrued expenses and other liabilities	206,198

Total liabilities	93,079,198

Total net assets	$457,243,164

NET ASSETS CONSIST OF
Paid-in capital	$467,724,017
Undistributed net investment income	138,830
Accumulated net realized losses on investments	(26,522,473)
Net unrealized gains on investments	15,902,790

Total net assets	$457,243,164

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$129,645,841
Shares outstanding – Class A1	10,595,829
Net asset value per share – Class A	$12.24
Maximum offering price per share – Class A2	$12.82
Net assets – Class B	$752,984
Shares outstanding – Class B1	61,403
Net asset value per share – Class B	$12.26
Net assets – Class C	$24,212,384
Shares outstanding – Class C1	1,979,580
Net asset value per share – Class C	$12.23
Net assets – Administrator Class	$101,653,013
Shares outstanding – Administrator Class[1]	8,321,622
Net asset value per share – Administrator Class	$12.22
Net assets – Institutional Class	$32,437,711
Shares outstanding – Institutional Class[1]	2,649,162
Net asset value per share – Institutional Class	$12.24
Net assets – Investor Class	$168,541,231
Shares outstanding – Investor Class[1]	13,776,346
Net asset value per share – Investor Class	$12.23

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2014	Wells Fargo Advantage Income Plus Fund	19

Investment income
Interest (net of foreign interest withholding taxes of $3,185)	$13,703,480
Income from affiliated securities	19,951
Securities lending income, net	3,452

Total investment income	13,726,883

Expenses
Advisory fee	1,858,195
Administration fees
Fund level	232,274
Class A	216,527
Class B	1,711
Class C	41,914
Administrator Class	102,658
Institutional Class	25,162
Investor Class	318,901
Shareholder servicing fees
Class A	338,324
Class B	2,673
Class C	65,490
Administrator Class	255,391
Investor Class	412,641
Distribution fees
Class B	8,020
Class C	196,471
Custody and accounting fees	36,181
Professional fees	68,039
Registration fees	100,417
Shareholder report expenses	72,334
Trustees’ fees and expenses	11,404
Other fees and expenses	25,002

Total expenses	4,389,729
Less: Fee waivers and/or expense reimbursements	(437,326)

Net expenses	3,952,403

Net investment income	9,774,480

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	10,545,837
Futures transactions	8,312

Net realized gains on investments	10,554,149

Net change in unrealized gains (losses) on:
Unaffiliated securities	11,567,119
Futures transactions	162,612

Net change in unrealized gains (losses) on investments	11,729,731

Net realized and unrealized gains (losses) on investments	22,283,880

Net increase in net assets resulting from operations	$32,058,360

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Income Plus Fund	Statement of changes in net assets

		Year ended August 31, 2014		Year ended August 31, 2013

Operations
Net investment income		$9,774,480		$11,794,250
Net realized gains on investments		10,554,149		8,469,691
Net change in unrealized gains (losses) on investments		11,729,731		(31,180,884)

Net increase (decrease) in net assets resulting from operations		32,058,360		(10,916,943)

Distributions to shareholders from
Net investment income
Class A		(2,785,204)		(3,255,786)
Class B		(13,132)		(28,488)
Class C		(338,257)		(477,921)
Administrator Class		(2,257,480)		(3,262,469)
Institutional Class		(736,477)		(1,185,125)
Investor Class		(3,450,416)		(3,772,466)
Net realized gains
Class A		0		(5,344,156)
Class B		0		(84,631)
Class C		0		(1,334,285)
Administrator Class		0		(5,253,361)
Institutional Class		0		(3,379,857)
Investor Class		0		(6,207,603)

Total distributions to shareholders		(9,580,966)		(33,586,148)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,160,901	13,868,244	2,194,258	26,576,272
Class B	1,314	15,572	19,713	244,010
Class C	121,464	1,456,327	557,473	6,833,980
Administrator Class	1,398,185	16,701,941	3,465,099	42,415,638
Institutional Class	492,530	5,877,370	564,097	6,695,195
Investor Class	1,209,453	14,530,064	1,665,351	20,364,228

		52,449,518		103,129,323

Reinvestment of distributions
Class A	200,967	2,404,891	626,860	7,655,699
Class B	1,010	12,092	8,527	104,611
Class C	21,094	252,249	115,670	1,414,974
Administrator Class	186,098	2,223,323	689,176	8,404,691
Institutional Class	55,722	667,499	129,399	1,584,715
Investor Class	264,594	3,166,726	746,653	9,115,740

		8,726,780		28,280,430

Payment for shares redeemed
Class A	(3,358,614)	(40,016,695)	(3,958,532)	(48,016,018)
Class B	(77,587)	(923,855)	(115,777)	(1,405,362)
Class C	(710,658)	(8,466,146)	(1,409,995)	(16,983,515)
Administrator Class	(2,289,649)	(27,320,284)	(8,041,038)	(96,613,493)
Institutional Class	(574,594)	(6,862,926)	(10,844,409)	(133,899,676)
Investor Class	(2,494,085)	(29,776,812)	(3,158,782)	(38,294,452)

		(113,366,718)		(335,212,516)

Net decrease in net assets resulting from capital share transactions		(52,190,420)		(203,802,763)

Total decrease in net assets		(29,713,026)		(248,305,854)

Net assets
Beginning of period		486,956,190		735,262,044

End of period		$457,243,164		$486,956,190

Undistributed (overdistributed) net investment income		$138,830		$(28,021)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Income Plus Fund	21

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
CLASS A	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.66	$12.57	$12.04	$12.00	$11.59	$10.82
Net investment income	0.26	0.25	0.30	0.37 [2]	0.09 [2]	0.37 [2]
Net realized and unrealized gains (losses) on investments	0.57	(0.51)	0.55	0.18	0.44	0.88

Total from investment operations	0.83	(0.26)	0.85	0.55	0.53	1.25
Distributions to shareholders from
Net investment income	(0.25)	(0.25)	(0.29)	(0.42)	(0.12)	(0.48)
Net realized gains	0.00	(0.40)	(0.03)	(0.09)	0.00	0.00

Total distributions to shareholders	(0.25)	(0.65)	(0.32)	(0.51)	(0.12)	(0.48)
Net asset value, end of period	$12.24	$11.66	$12.57	$12.04	$12.00	$11.59
Total return[3]	7.16%	(2.25)%	7.19%	4.76%	4.62%	11.74%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.91%	0.89%	0.88%	0.91%	1.03%
Net expenses	0.85%	0.87%	0.88%	0.88%	0.88%	0.90%
Net investment income	2.10%	2.00%	2.42%	3.17%	3.07%	3.29%
Supplemental data
Portfolio turnover rate	267%	256%	256%	215%	84%	187%
Net assets, end of period (000s omitted)	$129,646	$146,836	$172,577	$163,499	$261,227	$130,382

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Income Plus Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
CLASS B	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.68	$12.59	$12.05	$12.01	$11.61	$10.82
Net investment income	0.16 [2]	0.15 [2]	0.21 [2]	0.29 [2]	0.07 [2]	0.29 [2]
Net realized and unrealized gains (losses) on investments	0.57	(0.51)	0.56	0.17	0.43	0.89

Total from investment operations	0.73	(0.36)	0.77	0.46	0.50	1.18
Distributions to shareholders from
Net investment income	(0.15)	(0.15)	(0.20)	(0.33)	(0.10)	(0.39)
Net realized gains	0.00	(0.40)	(0.03)	(0.09)	0.00	0.00

Total distributions to shareholders	(0.15)	(0.55)	(0.23)	(0.42)	(0.10)	(0.39)
Net asset value, end of period	$12.26	$11.68	$12.59	$12.05	$12.01	$11.61
Total return[3]	6.30%	(3.00)%	6.45%	3.97%	4.31%	11.04%
Ratios to average net assets (annualized)
Gross expenses	1.68%	1.66%	1.63%	1.63%	1.65%	1.78%
Net expenses	1.60%	1.62%	1.62%	1.63%	1.62%	1.65%
Net investment income	1.35%	1.24%	1.71%	2.40%	2.33%	2.54%
Supplemental data
Portfolio turnover rate	267%	256%	256%	215%	84%	187%
Net assets, end of period (000s omitted)	$753	$1,597	$2,823	$4,054	$6,140	$1,839

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Income Plus Fund	23

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
CLASS C	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.65	$12.56	$12.03	$12.00	$11.59	$10.82
Net investment income	0.16	0.15	0.21	0.29 [2]	0.07 [2]	0.29 [2]
Net realized and unrealized gains (losses) on investments	0.58	(0.51)	0.55	0.16	0.44	0.88

Total from investment operations	0.74	(0.36)	0.76	0.45	0.51	1.17
Distributions to shareholders from
Net investment income	(0.16)	(0.15)	(0.20)	(0.33)	(0.10)	(0.40)
Net realized gains	0.00	(0.40)	(0.03)	(0.09)	0.00	0.00

Total distributions to shareholders	(0.16)	(0.55)	(0.23)	(0.42)	(0.10)	(0.40)
Net asset value, end of period	$12.23	$11.65	$12.56	$12.03	$12.00	$11.59
Total return[3]	6.35%	(3.00)%	6.40%	3.92%	4.42%	10.93%
Ratios to average net assets (annualized)
Gross expenses	1.68%	1.66%	1.64%	1.63%	1.66%	1.78%
Net expenses	1.60%	1.62%	1.63%	1.63%	1.63%	1.65%
Net investment income	1.35%	1.24%	1.65%	2.41%	2.32%	2.53%
Supplemental data
Portfolio turnover rate	267%	256%	256%	215%	84%	187%
Net assets, end of period (000s omitted)	$24,212	$29,692	$41,259	$30,364	$30,253	$14,533

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Income Plus Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.64	$12.55	$12.02	$12.00	$11.87
Net investment income	0.27 [2]	0.26 [2]	0.33	0.39 [2]	0.03 [2]
Net realized and unrealized gains (losses) on investments	0.57	(0.51)	0.54	0.16	0.14

Total from investment operations	0.84	(0.25)	0.87	0.55	0.17
Distributions to shareholders from
Net investment income	(0.26)	(0.26)	(0.31)	(0.44)	(0.04)
Net realized gains	0.00	(0.40)	(0.03)	(0.09)	0.00

Total distributions to shareholders	(0.26)	(0.66)	(0.34)	(0.53)	(0.04)
Net asset value, end of period	$12.22	$11.64	$12.55	$12.02	$12.00
Total return[3]	7.31%	(2.11)%	7.37%	4.82%	1.43%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.85%	0.83%	0.82%	0.86%
Net expenses	0.72%	0.72%	0.73%	0.75%	0.86%
Net investment income	2.24%	2.14%	2.53%	3.29%	3.31%
Supplemental data
Portfolio turnover rate	267%	256%	256%	215%	84%
Net assets, end of period (000s omitted)	$101,653	$105,094	$162,067	$90,063	$10

1.	For the period from July 30, 2010 (commencement of class operations) to August 31, 2010

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Income Plus Fund	25

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.67	$12.57	$12.03	$12.00	$11.60	$10.82
Net investment income	0.28	0.27 [2]	0.34	0.41 [2]	0.10 [2]	0.41 [2]
Net realized and unrealized gains (losses) on investments	0.57	(0.49)	0.56	0.17	0.43	0.88

Total from investment operations	0.85	(0.22)	0.90	0.58	0.53	1.29
Distributions to shareholders from
Net investment income	(0.28)	(0.28)	(0.33)	(0.46)	(0.13)	(0.51)
Net realized gains	0.00	(0.40)	(0.03)	(0.09)	0.00	0.00

Total distributions to shareholders	(0.28)	(0.68)	(0.36)	(0.55)	(0.13)	(0.51)
Net asset value, end of period	$12.24	$11.67	$12.57	$12.03	$12.00	$11.60
Total return[3]	7.36%	(1.89)%	7.62%	5.04%	4.71%	12.06%
Ratios to average net assets (annualized)
Gross expenses	0.60%	0.56%	0.56%	0.55%	0.59%	0.68%
Net expenses	0.58%	0.56%	0.56%	0.55%	0.56%	0.61%
Net investment income	2.38%	2.26%	2.74%	3.53%	3.36%	3.58%
Supplemental data
Portfolio turnover rate	267%	256%	256%	215%	84%	187%
Net assets, end of period (000s omitted)	$32,438	$31,221	$161,191	$161,276	$147,102	$112,163

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Income Plus Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
INVESTOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.66	$12.57	$12.03	$12.00	$11.60	$10.82
Net investment income	0.25	0.24	0.30	0.37 [2]	0.09 [2]	0.37 [2]
Net realized and unrealized gains (losses) on investments	0.57	(0.51)	0.56	0.17	0.43	0.88

Total from investment operations	0.82	(0.27)	0.86	0.54	0.52	1.25
Distributions to shareholders from
Net investment income	(0.25)	(0.24)	(0.29)	(0.42)	(0.12)	(0.47)
Net realized gains	0.00	(0.40)	(0.03)	(0.09)	0.00	0.00

Total distributions to shareholders	(0.25)	(0.64)	(0.32)	(0.51)	(0.12)	(0.47)
Net asset value, end of period	$12.23	$11.66	$12.57	$12.03	$12.00	$11.60
Total return[3]	7.06%	(2.26)%	7.25%	4.67%	4.52%	11.79%
Ratios to average net assets (annualized)
Gross expenses	0.95%	0.93%	0.91%	0.90%	0.97%	1.07%
Net expenses	0.86%	0.89%	0.90%	0.90%	0.92%	0.94%
Net investment income	2.10%	1.98%	2.40%	3.14%	3.00%	3.25%
Supplemental data
Portfolio turnover rate	267%	256%	256%	215%	84%	187%
Net assets, end of period (000s omitted)	$168,541	$172,516	$195,346	$189,051	$198,176	$188,551

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Income Plus Fund	27

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Income Plus Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities

28	Wells Fargo Advantage Income Plus Fund	Notes to financial statements

lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income are paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Notes to financial statements	Wells Fargo Advantage Income Plus Fund	29

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At August 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$26,868	$(26,663)	$(205)

As of August 31, 2014, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $27,081,872 with $16,809,059 expiring in 2016 and $10,272,813 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$148,785,925	$0	$148,785,925

Asset-backed securities	0	3,528,325	0	3,528,325

Corporate bonds and notes	0	110,008,065	0	110,008,065

Municipal obligations	0	12,160,652	0	12,160,652

Non-agency mortgage backed securities	0	20,629,224	0	20,629,224

U.S. Treasury securities	141,034,058	0	0	141,034,058

Yankee corporate bonds and notes	0	37,253,612	0	37,253,612

Yankee government bonds	0	2,024,269	0	2,024,269

30	Wells Fargo Advantage Income Plus Fund	Notes to financial statements

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Short-term investments
Investment companies	$68,642,494	$1,127,500	$0	$69,769,994
U.S. Treasury securities	399,996	0	0	399,996
	210,076,548	335,517,572	0	545,594,120
Futures contracts	16,937	0	0	16,937
Total assets	$210,093,485	$335,517,572	$0	$545,611,057
Liabilities
Futures contracts	9,879	0	0	9,879
Total liabilities	$9,879	$0	$0	$9,879

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase. For the year ended August 31, 2014, the advisory fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.84% for Class A shares, 1.59% for Class B shares, 1.59% for Class C shares, 0.72% for Administrator Class shares, 0.58% for Institutional Class shares, and 0.85% for Investor Class

Notes to financial statements	Wells Fargo Advantage Income Plus Fund	31

shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to January 1, 2014, the Fund’s expenses were capped at 0.87% for Class A shares, 1.62% for Class B shares, 1.62% for Class C shares, and 0.88% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares. For the year ended August 31, 2014, Funds Distributor received $5,243 from the sale of Class A shares. For the year ended August 31, 2014, there were no contingent deferred sales charges paid to Funds Distributor by Class A, Class B, and Class C shareholders.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2014 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$1,262,488,682	$140,490,724	$1,312,888,843	$163,665,025

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2014, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio.

At August 31, 2014, the Fund had long and short futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at August 31, 2014	Unrealized gains (losses)
12-19-2014	JPMorgan	29 Long	10-Year U.S. Treasury Notes	$3,647,656	$15,124
12-19-2014	JPMorgan	38 Short	U.S. Treasury Bonds	5,323,563	(35,636)
12-19-2014	JPMorgan	27 Long	U.S. Treasury Bonds	4,198,500	49,753
12-31-2014	JPMorgan	184 Long	2-Year U.S. Treasury Notes	40,304,625	23,760

The Fund had an average notional amount of $17,729,415 and $12,389,470 in long and short futures contracts, respectively, during the year ended August 31, 2014.

On August 31, 2014, the cumulative unrealized gains on futures contracts in the amount of $53,001 are reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The receivable and payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized gains and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has

32	Wells Fargo Advantage Income Plus Fund	Notes to financial statements

been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Futures – variation margin	JPMorgan	$16,937	$(9,879)	$0	$7,058
Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Futures – variation margin	JPMorgan	$9,879	$(9,879)	$0	$0

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended August 31, 2014, the Fund paid $564 in commitment fees.

For the year ended August 31, 2014, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2014 and August 31, 2013 were as follows:

	Year ended August 31
	2014	2013
Ordinary income	$9,580,966	$22,087,560
Long-term capital gain	0	11,498,588

As of August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$206,747	$856,692	$15,563,094	$(27,081,872)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Notes to financial statements	Wells Fargo Advantage Income Plus Fund	33

10. SUBSEQUENT DISTRIBUTIONS

On September 24, 2014, the Fund declared distributions from net investment income to shareholders of record on September 23, 2014. The per share amounts payable on September 25, 2014 were as follows:

Net investment income
Class A	$0.01948
Class B	0.01179
Class C	0.01182
Administrator Class	0.02044
Institutional Class	0.02181
Investor Class	0.01916

On October 27, 2014, the Fund declared distributions from net investment income to shareholders of record on October 24, 2014. The per share amounts payable on October 28, 2014 were as follows:

Net investment income
Class A	$0.01760
Class B	0.00975
Class C	0.00998
Administrator Class	0.01859
Institutional Class	0.02017
Investor Class	0.01728

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

34	Wells Fargo Advantage Income Plus Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Income Plus Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, each of the periods within the period from June 1, 2010 through August 31, 2010, and the one-year period ended May 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Income Plus Fund as of August 31, 2014, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 27, 2014

Other information (unaudited)	Wells Fargo Advantage Income Plus Fund	35

TAX INFORMATION

For the fiscal year ended August 31, 2014, $8,110,288 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2014, 14.19% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36	Wells Fargo Advantage Income Plus Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Income Plus Fund	37

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

38	Wells Fargo Advantage Income Plus Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Income Plus Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

Other information (unaudited)	Wells Fargo Advantage Income Plus Fund	39

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than the average performance of the Universe for the ten-year period under review, and lower than the average performance of the Universe for the one-, three-, and five-year periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Barclays U.S. Universal Bond Index, for all periods under review.

The Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to the Universe for the one-, three-, and five-year periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance. Funds Management also advised the Board about the recent change in the Fund’s Lipper classification, and the differences between the Fund’s previous peer group and the Fund’s current peer group Universe. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to, or in range of the median net operating expense ratios of the expense Groups for all share classes.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of or equal to the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did

40	Wells Fargo Advantage Income Plus Fund	Other information (unaudited)

not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage Income Plus Fund	41

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

227661 10-14 A219/AR219 08-14

Wells Fargo Advantage
Short Duration Government Bond Fund

Annual Report

August 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Short Duration Government Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Short Duration Government Bond Fund for the 12-month period that ended August 31, 2014. The period was marked by low interest rates and investor demand for yield, notably for lower-rated credits and longer-duration bonds.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing. In the U.S., the Federal Reserve (Fed) kept its key interest rate near zero in order to support the economy and the financial system. It also continued its quantitative easing program, although it reduced the size of its bond-buying program by approximately $10 billion per month and discussed changes to its forward guidance as it begins to normalize monetary policy. Meanwhile, European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In June 2014, the ECB announced a variety of measures aimed at encouraging lending, including cutting its key rate to a historic low of 0.15%, making funds available to banks at low interest rates, and imposing a negative interest rate on bank deposits held at the central bank. In Japan, the Bank of Japan maintained an aggressive monetary program, which began in early 2013, that was aimed at combating deflation by doubling the bank’s asset base over two years.

As the engine of economic growth, U.S. interest rates led other developed countries but remained low.

The Fed has a dual mandate to maximize employment and keep prices stable, and economic activity during the period showed improvement on both these fronts. The unemployment rate ticked lower to 6.1% as of August 2014. Payroll jobs advanced, and the number of long-term unemployed decreased, although labor market slack remains a concern for the Fed. On the inflation front, the personal consumption expenditures price index rose from a deflationary danger zone toward the Fed’s longer-run objective of a 2.0% pace.

Elsewhere, economic data continued to show sluggish growth. The European Union’s gross domestic product was unchanged in the second quarter of 2014 and up only 0.7% from a year earlier. The region’s unemployment rate remained high at 11.5% in July 2014. In Japan, its economy faltered in reaction to a sales tax increase despite Prime Minister Shinzo Abe’s economic plans to promote growth.

With the U.S. economy the furthest along its business cycle, the level of interest rates in the U.S. and Europe began to diverge—the 10-year U.S. Treasury yield was 2.42% at the end of August 2014 compared with 0.89% for the 10-year German bund yield, approximately 150 basis points higher (100 basis points = 1%). The Fed is closer to eventually increasing interest rates, while the ECB potentially needs to further increase rather than scale back its amount of accommodation. Further, U.S. economic activity appears healthier than Europe’s.

Fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility. However, yields have been at historically low levels, and there is a risk of rising rates and negative bond returns.

Letter to shareholders (unaudited)	Wells Fargo Advantage Short Duration Government Bond Fund	3

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

4	Wells Fargo Advantage Short Duration Government Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks to provide current income consistent with capital preservation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Thomas O’Connor, CFA

Troy Ludgood

Average annual total returns1 (%) as of August 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (MSDAX)	3-11-1996	(0.99)	1.17	2.69	1.03	1.58	2.90	0.77	0.77
Class B (MSDBX)*	5-31-2002	(2.72)	0.98	2.61	0.28	0.98	2.61	1.52	1.52
Class C (MSDCX)	5-31-2002	(0.72)	0.82	2.14	0.28	0.82	2.14	1.52	1.52
Class R6 (MSDRX)	11-30-2012	–	–	–	1.35	2.02	3.34	0.39	0.37
Administrator Class (MNSGX)	12-18-1992	–	–	–	1.21	1.82	3.15	0.71	0.60
Institutional Class (WSGIX)	4-8-2005	–	–	–	1.50	1.99	3.32	0.44	0.42
Barclays 1-3 Year U.S. Government Index[4]	–	–	–	–	0.81	1.14	2.61	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class B shares, the maximum contingent deferred sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Short Duration Government Bond Fund	5

Growth of $10,000 investment[5] as of August 31, 2014

1.	Historical performance shown for Class R6 shares prior to its inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through December 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.78% for Class A, 1.53% for Class B, 1.53% for Class C, 0.37% for Class R6, 0.60% for Administrator Class, and 0.42% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays 1-3 Year U.S. Government Index is composed of all publicly issued, nonconvertible domestic debt of the U.S. government and its agencies. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent 10 years with the performance of the Barclays 1-3 Year U.S. Government Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

6.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Short Duration Government Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed its benchmark, the Barclays 1–3 Year U.S. Government Index, for the 12-month period that ended August 31, 2014.

■	Security selection within mortgage-related and structured products was the largest contributor to performance.

■	The Fund has out-of-benchmark allocations to agency mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) also contributed to performance.

Ten largest long-term holdings[6] (%) as of August 31, 2014
U.S. Treasury Note, 0.50%, 7-31-2016	22.57
U.S. Treasury Note, 0.50%, 8-31-2016	8.59
U.S. Treasury Note, 0.38%, 4-30-2016	6.60
U.S. Treasury Note, 0.50%, 6-30-2016	5.14
U.S. Treasury Note, 0.25%, 2-29-2016	3.63
U.S. Treasury Note, 0.25%, 10-31-2015	2.51
U.S. Treasury Note, 0.38%, 5-31-2016	1.81
FNMA, 4.00%, 3-1-2033	1.78
Motel 6 Trust Series 2012-MTL6 Class A2, 1.95%, 10-5-2025	1.50
FNMA, 4.00%, 6-1-2026	1.24

Amid continued economic improvement, monetary policy is becoming less accommodative.

Over the past 12 months, the U.S. Federal Reserve (Fed) has begun its transition from quantitative easing (QE) toward an eventual normalization of U.S. monetary policy. Economic growth, while not always living up to the market’s expectations, has demonstrated a sustained and slow recovery. Geopolitical tensions have frequently dominated headlines but ultimately do not appear to have forestalled a broad rally in risk assets, with volatility and risk premiums ultimately nearing record lows.

In September 2013, the market was happily surprised by the delay of Fed tapering, a U.S./Russian agreement on Syrian chemical weapons that tabled looming military strikes, and an improving global growth picture. In the fourth quarter of 2013, markets navigated a U.S. government shutdown and debt ceiling brinksmanship, received positive signals on global economic growth, and smoothly digested the announcement that the Fed would begin tapering QE in January 2014. Risk assets rallied into record/multi-year highs at year-end. 2014 began calmly but eventually saw a pronounced flight to safety, driven by concerns about Chinese growth, emerging markets turmoil, disappointing U.S. data, and unrest began intensifying in Ukraine. Risk assets ultimately performed well in the first quarter, as Janet Yellen took over as Fed chair and reaffirmed a dovish posture, and emerging markets showed signs of stabilization. The second quarter was a strong quarter for risk assets, with data suggesting an improving growth picture in the U.S. and China, and central banks both in the U.S. and overseas reaffirming dovish stances. On the geopolitical front, we saw significant deterioration in the Middle East and Ukraine through the spring and summer, which caused some indigestion in the markets in July. Stronger U.S. economic data helped drive volatility and risk assets in August, while the continued escalation of geopolitical tensions and falling global yields saw Treasuries rally.

The Fund will seek to take advantage of relative-value opportunities as they arise.

With economic data now moving in a strengthening direction, the Fed’s debates around the timing of policy tightening going forward have grown louder. The conclusion of the Fed’s tapering of asset purchases is fast approaching and has yet to be fully recognized in market conditions. Meanwhile, international factors, such as geopolitical tensions in Russia and continued easing by the European Central Bank, have drawn investors outside the U.S. into dollar-based assets, favorably influencing flows to date. This combination has the potential to increase volatility in fixed-income markets going forward. Consistent with our bottom-up process, we endeavor to maintain a relatively neutral duration vis-a-vis the Fund’s benchmark. We believe we are well positioned, should volatility increase further and stand ready to take advantage of relative-value trading opportunities as they arise.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Short Duration Government Bond Fund	7

Portfolio allocation[7] as of August 31, 2014

Sector allocations were overweight to securitized investments.

We held out-of-benchmark positions in MBS, ABS, and CMBS while maintaining underweight allocations to both agency debt and U.S. Treasuries. In agency MBS, security selection in specified pools, hybrid adjustable-rate mortgages, and collateralized mortgage obligations (CMOs) added to performance. Over the year, we reduced our exposure to agency MBS as spreads tightened. Within the sector, we reduced the Fund’s allocation to both specified pools of mortgage loans and CMOs while slightly increasing our position in hybrid adjustable-rate mortgages. We actively took advantage of security selection opportunities throughout the year.

Security selection and sector allocations to structured product sectors (ABS and CMBS) benefited the Fund’s performance during the period. We increased our exposure to consumer ABS during the period, adding mid-prime bonds from Ally Financial and California Republic Bank, floating-rate credit card ABS, and postcrisis Sallie Mae private student loans. At the same time, we reduced our exposure to Federal Family Education Loan Program student loan floaters. In CMBS, we reduced our exposure to vintage bonds and added more attractively priced short duration CMBS with less prepayment risk. We also added exposure to new-issue three-year A1 tranches late in 2013 but reduced the position in 2014 as spreads tightened.

We maintained an overweight to five-year maturities and an underweight to two-year maturities versus the benchmark. Our allocations to longer-maturity securities contributed slightly to performance as the yield curve flattened over the past year.

Please see footnotes on page 5.

8	Wells Fargo Advantage Short Duration Government Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2014 to August 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2014	Ending account value 8-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,001.71	$3.94	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.97	0.78%
Class B
Actual	$1,000.00	$998.94	$7.71	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.49	$7.78	1.53%
Class C
Actual	$1,000.00	$998.93	$7.71	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.49	$7.78	1.53%
Class R6
Actual	$1,000.00	$1,003.79	$1.87	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.34	$1.89	0.37%
Administrator Class
Actual	$1,000.00	$1,003.61	$3.03	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%
Institutional Class
Actual	$1,000.00	$1,004.52	$2.12	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$2.14	0.42%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Short Duration Government Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 28.38%
FHLMC ±	3.16%	8-1-2041	$5,833,893	$6,172,175
FHLMC ±	3.26	10-1-2041	4,361,716	4,626,279
FHLMC	3.50	12-1-2025	2,415,964	2,564,584
FHLMC	3.50	2-1-2026	5,895,239	6,257,913
FHLMC	3.50	2-1-2026	5,138,468	5,449,852
FHLMC	3.50	1-1-2027	3,849,073	4,069,603
FHLMC ±	3.58	8-1-2041	1,408,547	1,489,933
FHLMC ±	3.63	6-1-2041	7,400,783	7,886,327
FHLMC ±	3.64	10-1-2041	5,651,116	6,005,070
FHLMC	4.00	6-1-2031	4,424,651	4,741,899
FHLMC	4.00	4-1-2032	1,972,877	2,090,482
FHLMC	4.50	9-1-2024	3,578,947	3,839,250
FHLMC	4.50	12-1-2024	1,195,092	1,284,681
FHLMC	4.50	7-1-2025	2,669,241	2,870,015
FHLMC	4.50	6-1-2026	1,230,785	1,322,888
FHLMC	4.50	7-1-2026	1,575,968	1,694,524
FHLMC	4.50	8-1-2026	748,413	804,432
FHLMC	5.50	7-1-2041	1,702,612	1,950,767
FHLMC ±	5.88	7-1-2038	6,034,993	6,384,367
FHLMC ±	5.91	10-1-2038	474,183	508,040
FHLMC	6.00	5-15-2039	4,316,243	4,863,388
FHLMC ±	6.04	6-1-2037	1,288,462	1,374,210
FHLMC	6.50	11-1-2037	883,931	1,034,960
FHLMC	6.50	12-1-2038	1,380,817	1,489,310
FHLMC	7.00	3-25-2044	2,138,534	2,636,391
FHLMC Series 2638 Class MJ	5.00	7-15-2033	4,711,000	5,237,497
FHLMC Series 2744 Class JH	5.00	2-15-2034	1,809,000	2,015,025
FHLMC Series 2762 Class LY	5.00	3-15-2034	1,888,000	2,095,280
FHLMC Series 3574 Class D	5.00	9-15-2039	3,442,586	3,761,883
FHLMC Series 3704 Class CT	7.00	12-15-2036	2,521,982	2,991,832
FHLMC Series T-57 Class 1A3	7.50	7-25-2043	419,652	501,808
FHLMC Series T-59 Class 1A3	7.50	10-25-2043	176,692	210,898
FHLMC Series T-60 Class 1A3	7.50	3-25-2044	65,010	77,788
FHLMC Structured Pass-Through Securities Series T-51 Class 2A ±	7.50	8-25-2042	1,898,782	2,274,245
FHLMC Structured Pass-Through Securities Series T-55 Class 1A2	7.00	3-25-2043	590,127	659,088
FNMA ±	2.47	8-1-2044	3,307,719	3,400,190
FNMA ±(a)	2.55	9-25-2044	1,065,000	1,098,686
FNMA ±	2.89	4-1-2042	3,836,014	3,990,411
FNMA ±	3.04	10-1-2041	1,292,784	1,369,385
FNMA ±	3.26	11-1-2041	4,880,320	5,139,466
FNMA ±	3.28	6-1-2041	2,023,071	2,145,947
FNMA ±	3.31	7-1-2041	2,813,754	2,963,134
FNMA	3.50	11-1-2025	14,443,232	15,270,349
FNMA	3.50	1-1-2026	9,025,607	9,542,733
FNMA	3.50	3-1-2026	3,468,882	3,666,580
FNMA	3.50	3-1-2026	5,069,995	5,360,835
FNMA	3.50	6-1-2027	13,075,807	13,823,801
FNMA	3.50	6-1-2027	7,499,541	7,952,662
FNMA ±	3.53	7-1-2041	3,810,959	4,067,715
FNMA ±	3.67	7-1-2041	2,177,737	2,302,898

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Short Duration Government Bond Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	4.00%	9-1-2025	$1,904,904	$2,038,308
FNMA	4.00	6-1-2026	14,950,738	16,004,943
FNMA	4.00	1-1-2031	3,392,040	3,644,414
FNMA	4.00	3-1-2033	21,405,385	22,996,637
FNMA	4.50	8-1-2024	703,061	757,175
FNMA	4.50	10-1-2024	2,873,696	3,091,526
FNMA	4.50	12-1-2024	1,175,662	1,265,911
FNMA	4.50	6-1-2025	740,758	796,350
FNMA	4.50	2-1-2026	932,328	995,330
FNMA	4.50	10-1-2026	10,759,742	11,590,608
FNMA	5.00	2-1-2023	6,225,454	6,693,047
FNMA	5.00	5-1-2023	1,139,755	1,237,436
FNMA	5.00	8-1-2030	1,332,013	1,483,810
FNMA	5.50	9-1-2039	1,284,940	1,465,438
FNMA	6.00	3-25-2035	1,399,228	1,493,089
FNMA	6.50	8-1-2039	5,992,242	6,755,692
FNMA	6.50	2-1-2041	2,204,719	2,527,925
FNMA	7.50	7-1-2032	289,614	331,384
FNMA Grantor Trust Series 2000-T6 Class A1	7.50	6-25-2030	650,465	751,995
FNMA Grantor Trust Series 2001-T16 Class A2	7.00	7-25-2042	390,433	448,225
FNMA Grantor Trust Series 2001-T3 Class A1	7.50	11-25-2040	718,202	839,196
FNMA Series 1999-T2 Class A1 ±	7.50	1-19-2039	424,439	473,054
FNMA Series 2001-T4 Class A1	7.50	7-25-2041	97,402	116,305
FNMA Series 2001-W03 Class A ±	6.93	9-25-2041	685,216	786,634
FNMA Series 2002-14 Class A2	7.00	1-25-2042	706,387	811,716
FNMA Series 2002-14 Class A2	7.50	1-25-2042	1,529,616	1,815,392
FNMA Series 2002-26 Cass A2	7.50	1-25-2048	591,962	712,695
FNMA Series 2002-26 Class A1	7.00	1-25-2048	935,432	1,089,796
FNMA Series 2002-33 Class A2	7.50	6-25-2032	216,569	254,458
FNMA Series 2002-90 Class A1	6.50	6-25-2042	27,261	31,278
FNMA Series 2002-T12 Class A3	7.50	5-25-2042	3,689,388	4,329,312
FNMA Series 2002-W1 Class 2A ±	6.55	2-25-2042	568,192	664,196
FNMA Series 2002-W6 Class 2A1 ±	6.45	6-25-2042	11,961	13,720
FNMA Series 2003-W1 Class 2A ±	6.59	12-25-2042	298,352	351,316
FNMA Series 2003-W2 Class 1A1	6.50	7-25-2042	171,427	197,251
FNMA Series 2003-W4 Class 4A ±	7.03	10-25-2042	749,619	861,316
FNMA Series 2004-W02 Class 5A	7.50	3-25-2044	134,868	155,333
FNMA Series 2004-W8 Class 3A	7.50	6-25-2044	1,267,496	1,483,597
FNMA Series 2004-W9 Class 1A3	6.05	2-25-2044	4,479,183	5,044,379
FNMA Series 2004-W9 Class 2A3	7.50	2-25-2044	803,703	926,129
FNMA Series 2005-W3 Class 1A	7.50	3-25-2045	235,920	281,084
FNMA Series 2009-14 Class A	7.00	6-25-2035	1,709,927	1,985,849
FNMA Series 2010-111 Class WA ±	6.04	10-25-2040	3,271,017	3,706,903
FNMA Series 2010-98 Class EA	4.00	9-25-2030	2,929,955	3,140,147
FNMA Series 2011-M2 Class A1	2.02	4-25-2021	3,362,739	3,423,248
FNMA Series 2012-28 Class PT	4.00	3-25-2042	1,537,842	1,631,012
FNMA Series 2012-65 Class HJ	5.00	7-25-2040	10,943,384	12,041,104
FNMA Series 2013-121 Class LB	3.00	12-25-2043	12,610,763	12,991,507
FNMA Whole Loan Series 2002-W8 Class A3	7.50	6-25-2042	122,588	143,713
FNMA Whole Loan Series 2004-W11 Class 1A2	6.50	5-25-2044	5,305,679	6,185,084

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Short Duration Government Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA Whole Loan Series 2004-W14 Class 2A	7.50%	7-25-2044	$151,737	$176,765
FNMA Whole Loan Series 2005-W1 Class 1A4	7.50	10-25-2044	381,544	455,472
GNMA ±	3.00	8-20-2041	4,156,325	4,304,018
GNMA ±	3.50	5-20-2041	2,001,927	2,081,225
GNMA ±	3.50	7-20-2041	3,712,854	3,865,891
GNMA ±	3.50	8-20-2041	2,296,167	2,392,396
GNMA	5.50	3-15-2033	1,612,176	1,822,295
GNMA	6.00	9-15-2035	10,491,915	12,134,324
GNMA Series 2009-42 Class CT	6.00	8-16-2035	1,810,660	2,081,118

Total Agency Securities (Cost $365,668,235)				367,500,947

Asset-Backed Securities: 12.49%
American Express Issuance Trust II Series 2013-2 Class A ±	0.58	5-17-2021	7,166,000	7,193,775
American Express Issuance Trust II Series 2013-2 Class A ±	0.59	8-15-2019	5,323,000	5,335,988
Avis Budget Rental Car Funding LLC Series 2012-3A Class A 144A	2.10	3-20-2019	7,984,000	8,038,690
Bank of America Credit Card Trust Series 2014-A2 Class A ±	0.43	9-16-2019	6,025,000	6,031,405
California Republic Auto Receivables Trust Series 2013-2 Class A2	1.23	3-15-2019	5,504,914	5,537,008
California Republic Auto Receivables Trust Series 2014-1 Class A4	1.48	8-15-2019	3,136,000	3,130,995
California Republic Auto Receivables Trust Series 2014-2 Class A3	0.91	8-15-2018	3,253,000	3,249,662
Capital Auto Receivables Asset Trust Series 2013-1 Class A3	0.79	6-20-2017	5,028,000	5,035,768
Capital Auto Receivables Asset Trust Series 2014-1 Class A3	1.32	6-20-2018	7,667,000	7,705,703
Capital Auto Receivables Asset Trust Series 2014-2 Class A4	1.57	12-16-2019	3,579,000	3,569,637
Capital Auto Receivables Asset Trust Series 2014-2 Class A4	1.62	10-22-2018	3,186,000	3,199,505
Capital Auto Receivables Asset Trust Series 2014-3 Class A4%%	1.84	4-22-2019	3,144,000	3,144,000
Chase Issuance Trust Series 2012-A2 Class A2 ±	0.43	5-15-2019	7,456,000	7,474,976
Chase Issuance Trust Series 2013-A9 Class A ±	0.58	11-16-2020	2,940,000	2,946,212
Citibank Credit Card Issuance Trust Series 2013-A7 Class A7 ±	0.59	9-10-2020	7,147,000	7,173,051
Citibank Credit Card Issuance Trust Series 2014-A2 Class A2	1.02	2-22-2019	7,220,000	7,204,390
Discover Card Execution Note Trust Series 2014-A1 Class A1 ±	0.59	7-15-2021	8,980,000	8,984,176
Navient Student Loan Trust Series 2014-CTA Class A 144A±	0.88	9-16-2024	13,347,000	13,348,161
Nelnet Student Loan Trust Series 2006-2 Class A4 ±	0.31	10-26-2026	4,868,377	4,858,153
Nelnet Student Loan Trust Series 2007-1 Class A1 ±	0.24	11-27-2018	450,711	450,404
SLC Student Loan Trust Series 2010-1 Class A ±	1.11	11-25-2042	2,048,241	2,082,582
SLM Student Loan Trust Series 2002-6 Class A4 ±	0.43	3-15-2019	909,139	909,271
SLM Student Loan Trust Series 2003-6 Class A4 ±	0.43	12-17-2018	568,185	568,056
SLM Student Loan Trust Series 2005-6 Class A5 ±	1.43	7-27-2026	1,647,301	1,673,197
SLM Student Loan Trust Series 2006-7 Class A5 ±	0.33	1-27-2025	10,670,000	10,568,742
SLM Student Loan Trust Series 2007-2 Class A2 ±	0.63	5-15-2028	1,075,360	1,075,306
SLM Student Loan Trust Series 2010-1 Class A ±	0.56	3-25-2025	4,855,276	4,855,077
SLM Student Loan Trust Series 2010-A Class 2A 144A±	3.41	5-16-2044	4,644,714	4,944,600
SLM Student Loan Trust Series 2010-A Class1A 144A±	3.20	5-16-2044	3,926,816	4,068,704
SLM Student Loan Trust Series 2011-C Class A2A 144A±	3.41	10-17-2044	1,882,000	2,020,197
SLM Student Loan Trust Series 2012-B Class A2 144A	3.48	10-15-2030	3,197,000	3,340,302
SLM Student Loan Trust Series 2012-E Class A2 144A±	1.91	6-15-2045	3,636,000	3,755,446
SLM Student Loan Trust Series 2013-B Class A2A 144A	1.85	6-17-2030	3,878,000	3,820,497
SLM Student Loan Trust Series 2014-A Class A2B 144A±	1.31	1-15-2026	4,304,000	4,356,698

Total Asset-Backed Securities (Cost $161,388,132)				161,650,334

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Short Duration Government Bond Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage Backed Securities: 5.63%
CFCRE Commercial Mortgage Trust Series 2011-C1 Class A1 144A	1.87%	4-15-2044	$2,142,713	$2,163,328
CFCRE Commercial Mortgage Trust Series 2011-C2 Class A1	1.56	12-15-2047	1,787,835	1,802,270
Chase Issuance Trust Series 2014-A1 Class A1	1.15	1-15-2019	3,497,000	3,500,623
Commercial Mortgage Trust Series 2012-LC4 Class A2	2.26	12-10-2044	2,402,000	2,446,315
Commercial Mortgage Trust Series 2013-CR6 Class A1	0.72	3-10-2046	3,122,646	3,113,446
Credit Suisse First Boston Mortgage Securities Corporation Series 2005-C1 Class A4 ±	5.01	2-15-2038	2,699,735	2,708,312
DBUBS Mortgage Trust Series 2011 Class C2 144A	3.53	7-10-2044	1,071,024	1,119,475
DBUBS Mortgage Trust Series 2011-LC3A Class A1	2.24	8-10-2044	1,601,501	1,621,177
GS Mortgage Securities Corporation II Series 2011-GC3 Class A2 144A	3.65	3-10-2044	12,182,173	12,602,665
GS Mortgage Securities Trust Series 2010-C2 Class A1 144A	3.85	12-10-2043	7,438,684	7,702,475
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2010-C1 Class A2 144A	4.61	6-15-2043	2,478,000	2,668,665
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2010-CNTR Class A1 144A	3.30	8-5-2032	1,744,196	1,815,539
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2011-C3 Class A2 144A	3.67	2-15-2046	5,769,296	5,997,524
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2011-C5 Class A2	3.15	8-15-2046	826,117	856,164
Lehman Brothers UBS Commercial Mortgage Trust Series 2005-C7 Class A3 ±	5.62	11-15-2030	1,852,430	1,851,328
Morgan Stanley Capital I Trust Series 2011-C2 Class A1 144A	1.48	6-15-2044	668,453	669,451
Morgan Stanley Capital I Trust Series 2011-C2 Class A3 144A	4.21	6-15-2044	705,000	762,228
Motel 6 Trust Series 2012-MTL6 Class A2 144A	1.95	10-5-2025	19,517,000	19,435,340

Total Non-Agency Mortgage Backed Securities (Cost $74,032,880)				72,836,325

U.S. Treasury Securities: 52.83%
U.S. Treasury Note	0.25	9-30-2015	12,914,000	12,929,135
U.S. Treasury Note	0.25	10-31-2015	32,502,000	32,531,187
U.S. Treasury Note	0.25	12-31-2015	2,004,000	2,004,705
U.S. Treasury Note	0.25	2-29-2016	46,975,000	46,940,145
U.S. Treasury Note	0.38	1-31-2016	3,336,000	3,341,081
U.S. Treasury Note	0.38	4-30-2016	85,394,000	85,397,330
U.S. Treasury Note	0.38	5-31-2016	23,481,000	23,469,072
U.S. Treasury Note	0.50	6-30-2016	66,463,000	66,538,303
U.S. Treasury Note ##	0.50	7-31-2016	292,019,000	292,155,957
U.S. Treasury Note %%	0.50	8-31-2016	111,125,000	111,159,671
U.S. Treasury Note	0.88	8-15-2017	7,480,000	7,467,152

Total U.S. Treasury Securities (Cost $683,576,288)				683,933,738

	Yield		Shares

Short-Term Investments: 1.14%

Investment Companies: 1.14%
Wells Fargo Advantage Government Money Market Fund, Institutional Class ##(l)(u)	0.01		14,766,888	14,766,888

Total Short-Term Investments (Cost $14,766,888)				14,766,888

Total investments in securities (Cost $1,299,432,423) *	100.47%	1,300,688,232
Other assets and liabilities, net	(0.47)	(6,021,093)

Total net assets	100.00%	$1,294,667,139

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Short Duration Government Bond Fund	13

±	Variable rate investment. The rate shown is the rate in effect at period end.

(a)	The security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

%%	The security is issued on a when-issued basis.

##	All or a portion of this security is segregated for when-issued securities.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $1,299,708,135 and unrealized gains (losses) consists of:

Gross unrealized gains	$3,652,627
Gross unrealized losses	(2,672,530)

Net unrealized gains	$980,097

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Short Duration Government Bond Fund	Statement of assets and liabilities—August 31, 2014

Assets
Investments
In unaffiliated securities, at value (cost $1,284,665,535)	$1,285,921,344
In affiliated securities, at value (cost $14,766,888)	14,766,888

Total investments, at value (cost $1,299,432,423)	1,300,688,232
Receivable for investments sold	185,496,138
Principal paydown receivable	702,445
Receivable for Fund shares sold	6,225,892
Receivable for interest	2,113,596
Prepaid expenses and other assets	13,683

Total assets	1,495,239,986

Liabilities
Dividends payable	97,691
Payable for investments purchased	197,309,709
Payable for Fund shares redeemed	2,520,590
Advisory fee payable	272,119
Distribution fees payable	29,775
Administration fees payable	156,760
Accrued expenses and other liabilities	186,203

Total liabilities	200,572,847

Total net assets	$1,294,667,139

NET ASSETS CONSIST OF
Paid-in capital	$1,331,453,203
Undistributed net investment income	606,284
Accumulated net realized losses on investments	(38,648,157)
Net unrealized gains on investments	1,255,809

Total net assets	$1,294,667,139

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$107,004,793
Shares outstanding – Class A1	10,612,213
Net asset value per share – Class A	$10.08
Maximum offering price per share – Class A2	$10.29
Net assets – Class B	$227,626
Shares outstanding – Class B1	22,560
Net asset value per share – Class B	$10.09
Net assets – Class C	$44,422,996
Shares outstanding – Class C1	4,398,511
Net asset value per share – Class C	$10.10
Net assets – Class R6	$48,446,449
Share outstanding – Class R6[1]	4,789,976
Net asset value per share – Class R6	$10.11
Net assets – Administrator Class	$191,469,318
Shares outstanding – Administrator Class[1]	18,958,483
Net asset value per share – Administrator Class	$10.10
Net assets – Institutional Class	$903,095,957
Shares outstanding – Institutional Class[1]	89,439,358
Net asset value per share – Institutional Class	$10.10

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2014	Wells Fargo Advantage Short Duration Government Bond Fund	15

Investment income
Interest	$15,437,890
Income from affiliated securities	5,125

Total investment income	15,443,015

Expenses
Advisory fee	4,078,113
Administration fees
Fund level	667,898
Class A	182,857
Class B	758
Class C	84,172
Class R6	8,430
Administrator Class	203,741
Institutional Class	749,270
Shareholder servicing fees
Class A	285,715
Class B	1,184
Class C	131,519
Administrator Class	509,134
Distribution fees
Class B	3,551
Class C	394,556
Custody and accounting fees	77,520
Professional fees	52,755
Registration fees	167,629
Shareholder report expenses	106,059
Trustees’ fees and expenses	11,681
Other fees and expenses	40,053

Total expenses	7,756,595
Less: Fee waivers and/or expense reimbursements	(792,956)

Net expenses	6,963,639

Net investment income	8,479,376

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(3,941,073)
TBA sale commitments	(72,930)

Net realized losses on investments	(4,014,003)

Net change in unrealized gains (losses) on:
Unaffiliated securities	13,196,862
TBA sale commitments	47,031

Net change in unrealized gains (losses) on investments	13,243,893

Net realized and unrealized gains (losses) on investments	9,229,890

Net increase in net assets resulting from operations	$17,709,266

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Short Duration Government Bond Fund	Statement of changes in net assets

	Year ended August 31, 2014		Year ended August 31, 2013

Operations
Net investment income		$8,479,376		$11,723,427
Net realized gains (losses) on investments		(4,014,003)		3,557,750
Net change in unrealized gains (losses) on investments		13,243,893		(20,513,653)

Net increase (decrease) in net assets resulting from operations		17,709,266		(5,232,476)

Distributions to shareholders from
Net investment income
Class A		(1,294,991)		(2,893,432)
Class B		(2,258)		(12,194)
Class C		(209,312)		(849,500)
Class R6		(380,974)		(2,174)[1]
Administrator Class		(2,670,961)		(5,836,366)
Institutional Class		(13,956,138)		(24,450,585)

Total distributions to shareholders		(18,514,634)		(34,044,251)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,050,091	20,702,596	5,827,532	59,920,732
Class B	6,231	62,998	39,572	406,801
Class C	299,780	3,033,330	1,407,819	14,495,026
Class R6	6,291,982	63,793,536	297,805 [1]	3,017,844 [1]
Administrator Class	3,637,751	36,805,716	12,119,160	124,915,405
Institutional Class	33,734,906	341,098,630	57,274,381	589,598,252

		465,496,806		792,354,060

Reinvestment of distributions
Class A	118,250	1,194,227	262,636	2,692,834
Class B	198	1,999	1,070	10,987
Class C	19,110	193,392	76,201	782,704
Class R6	37,650	380,974	213 [1]	2,174 [1]
Administrator Class	243,609	2,464,121	447,427	4,598,087
Institutional Class	1,258,055	12,725,255	2,105,516	21,621,155

		16,959,968		29,707,941

Payment for shares redeemed
Class A	(4,076,175)	(41,155,799)	(9,733,675)	(99,903,018)
Class B	(68,648)	(693,890)	(63,520)	(651,395)
Class C	(2,166,936)	(21,918,485)	(2,799,797)	(28,742,133)
Class R6	(1,834,211)	(18,570,451)	(3,463)[1]	(35,115)[1]
Administrator Class	(8,159,129)	(82,511,132)	(16,889,747)	(173,638,405)
Institutional Class	(49,642,019)	(501,916,330)	(66,951,756)	(689,561,038)

		(666,766,087)		(992,531,104)

Net decrease in net assets resulting from capital share transactions		(184,309,313)		(170,469,103)

Total decrease in net assets		(185,114,681)		(209,745,830)

Net assets
Beginning of period		1,479,781,820		1,689,527,650

End of period		$1,294,667,139		$1,479,781,820

Undistributed net investment income		$606,284		$606,566

1.	For the period from November 30, 2012 (commencement of class operations) to August 31, 2013

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Short Duration Government Bond Fund	17

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
CLASS A	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$10.09	$10.35	$10.36	$10.47	$10.41	$10.30
Net investment income	0.03	0.08 [2]	0.10	0.16	0.05	0.19 [2]
Net realized and unrealized gains (losses) on investments	0.07	(0.14)	0.09	0.07	0.08	0.20

Total from investment operations	0.10	(0.06)	0.19	0.23	0.13	0.39
Distributions to shareholders from
Net investment income	(0.11)	(0.20)	(0.20)	(0.25)	(0.07)	(0.28)
Net realized gains	0.00	0.00	0.00	(0.09)	0.00	0.00

Total distributions to shareholders	(0.11)	(0.20)	(0.20)	(0.34)	(0.07)	(0.28)
Net asset value, end of period	$10.08	$10.09	$10.35	$10.36	$10.47	$10.41
Total return[3]	1.03%	(0.63)%	1.86%	2.17%	1.23%	3.85%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.82%	0.86%	0.87%	0.86%	0.88%
Net expenses	0.78%	0.79%	0.83%	0.83%	0.84%	0.85%
Net investment income	0.38%	0.80%	0.98%	1.60%	1.85%	1.86%
Supplemental data
Portfolio turnover rate	408%	324%	399%	485%	135%	501%
Net assets, end of period (000s omitted)	$107,005	$126,316	$167,266	$162,719	$181,951	$162,737

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Short Duration Government Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
CLASS B	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$10.10	$10.36	$10.36	$10.48	$10.42	$10.31
Net investment income (loss)	(0.04)[2]	0.01 [2]	0.03 [2]	0.09	0.03	0.14 [2]
Net realized and unrealized gains (losses) on investments	0.07	(0.15)	0.10	0.05	0.08	0.18

Total from investment operations	0.03	(0.14)	0.13	0.14	0.11	0.32
Distributions to shareholders from
Net investment income	(0.04)	(0.12)	(0.13)	(0.17)	(0.05)	(0.21)
Net realized gains	0.00	0.00	0.00	(0.09)	0.00	0.00

Total distributions to shareholders	(0.04)	(0.12)	(0.13)	(0.26)	(0.05)	(0.21)
Net asset value, end of period	$10.09	$10.10	$10.36	$10.36	$10.48	$10.42
Total return[3]	0.28%	(1.37)%	1.22%	1.32%	1.04%	3.08%
Ratios to average net assets (annualized)
Gross expenses	1.56%	1.58%	1.60%	1.62%	1.62%	1.66%
Net expenses	1.53%	1.54%	1.57%	1.58%	1.59%	1.60%
Net investment income (loss)	(0.37)%	0.06%	0.25%	0.85%	1.07%	1.30%
Supplemental data
Portfolio turnover rate	408%	324%	399%	485%	135%	501%
Net assets, end of period (000s omitted)	$228	$856	$1,115	$1,543	$1,548	$1,760

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Short Duration Government Bond Fund	19

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
CLASS C	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$10.11	$10.37	$10.37	$10.48	$10.43	$10.32
Net investment income (loss)	(0.05)	0.01 [2]	0.03	0.08	0.03	0.11 [2]
Net realized and unrealized gains (losses) on investments	0.08	(0.15)	0.09	0.07	0.07	0.20

Total from investment operations	0.03	(0.14)	0.12	0.15	0.10	0.31
Distributions to shareholders from
Net investment income	(0.04)	(0.12)	(0.12)	(0.17)	(0.05)	(0.20)
Net realized gains	0.00	0.00	0.00	(0.09)	0.00	0.00

Total distributions to shareholders	(0.04)	(0.12)	(0.12)	(0.26)	(0.05)	(0.20)
Net asset value, end of period	$10.10	$10.11	$10.37	$10.37	$10.48	$10.43
Total return[3]	0.28%	(1.37)%	1.20%	1.41%	0.94%	3.06%
Ratios to average net assets (annualized)
Gross expenses	1.55%	1.57%	1.61%	1.62%	1.62%	1.65%
Net expenses	1.53%	1.54%	1.58%	1.58%	1.59%	1.60%
Net investment income (loss)	(0.37)%	0.05%	0.23%	0.85%	1.10%	1.01%
Supplemental data
Portfolio turnover rate	408%	324%	399%	485%	135%	501%
Net assets, end of period (000s omitted)	$44,423	$63,126	$78,385	$69,077	$72,124	$65,664

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Short Duration Government Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS R6	2014	2013[1]
Net asset value, beginning of period	$10.13	$10.33
Net investment income	0.08 [2]	0.13 [2]
Net realized and unrealized gains (losses) on investments	0.05	(0.15)

Total from investment operations	0.13	(0.02)
Distributions to shareholders from
Net investment income	(0.15)	(0.18)
Net asset value, end of period	$10.11	$10.13
Total return[3]	1.35%	(0.17)%
Ratios to average net assets (annualized)
Gross expenses	0.41%	0.43%
Net expenses	0.37%	0.37%
Net investment income	0.76%	0.81%
Supplemental data
Portfolio turnover rate	408%	324%
Net assets, end of period (000s omitted)	$48,446	$2,983

1.	For the period from November 30, 2012 (commencement of class operations) to August 31, 2013

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Short Duration Government Bond Fund	21

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$10.11	$10.36	$10.37	$10.48	$10.42	$10.32
Net investment income	0.06 [2]	0.10 [2]	0.13	0.17	0.05	0.22 [2]
Net realized and unrealized gains (losses) on investments	0.06	(0.13)	0.09	0.08	0.08	0.19

Total from investment operations	0.12	(0.03)	0.22	0.25	0.13	0.41
Distributions to shareholders from
Net investment income	(0.13)	(0.22)	(0.23)	(0.27)	(0.07)	(0.31)
Net realized gains	0.00	0.00	0.00	(0.09)	0.00	0.00

Total distributions to shareholders	(0.13)	(0.22)	(0.23)	(0.36)	(0.07)	(0.31)
Net asset value, end of period	$10.10	$10.11	$10.36	$10.37	$10.48	$10.42
Total return[3]	1.21%	(0.34)%	2.10%	2.41%	1.29%	4.01%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.76%	0.80%	0.80%	0.79%	0.80%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	0.56%	0.99%	1.20%	1.84%	2.06%	2.13%
Supplemental data
Portfolio turnover rate	408%	324%	399%	485%	135%	501%
Net assets, end of period (000s omitted)	$191,469	$234,808	$285,637	$247,357	$435,363	$505,432

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Short Duration Government Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$10.10	$10.36	$10.37	$10.48	$10.43	$10.32
Net investment income	0.07	0.12	0.15	0.21	0.06	0.31 [2]
Net realized and unrealized gains (losses) on investments	0.08	(0.15)	0.09	0.06	0.07	0.13

Total from investment operations	0.15	(0.03)	0.24	0.27	0.13	0.44
Distributions to shareholders from
Net investment income	(0.15)	(0.23)	(0.25)	(0.29)	(0.08)	(0.33)
Net realized gains	0.00	0.00	0.00	(0.09)	0.00	0.00

Total distributions to shareholders	(0.15)	(0.23)	(0.25)	(0.38)	(0.08)	(0.33)
Net asset value, end of period	$10.10	$10.10	$10.36	$10.37	$10.48	$10.43
Total return[3]	1.50%	(0.26)%	2.28%	2.59%	1.24%	4.30%
Ratios to average net assets (annualized)
Gross expenses	0.47%	0.49%	0.53%	0.54%	0.53%	0.55%
Net expenses	0.42%	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income	0.74%	1.16%	1.39%	1.97%	2.27%	2.98%
Supplemental data
Portfolio turnover rate	408%	324%	399%	485%	135%	501%
Net assets, end of period (000s omitted)	$903,096	$1,051,693	$1,157,125	$862,174	$572,274	$489,762

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Short Duration Government Bond Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Short Duration Government Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

24	Wells Fargo Advantage Short Duration Government Bond Fund	Notes to financial statements

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

TBA sale commitments

The Fund may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or offsetting TBA purchase commitments, which are deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Securities valuation”. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Advantage Short Duration Government Bond Fund	25

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to bond premiums and paydown losses. At August 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$10,034,976	$(10,034,976)

As of August 31, 2014, the Fund had capital loss carryforwards which consist of $22,628,036 in short-term capital losses and $6,306,407 in long-term capital losses.

As of August 31, 2014, the Fund had $9,437,999 of current year deferred post-October capital losses, which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Agency securities	$0	$367,500,947	$0	$367,500,947

Asset-backed securities	0	161,650,334	0	161,650,334

Non-agency mortgage backed securities	0	72,836,325	0	72,836,325

U.S. Treasury securities	683,933,738	0	0	683,933,738

Short-term investments
Investment companies	14,766,888	0	0	14,766,888
Total assets	$698,700,626	$601,987,606	$0	$1,300,688,232

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

26	Wells Fargo Advantage Short Duration Government Bond Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.30% and declining to 0.225% as the average daily net assets of the Fund increase. Prior to January 1, 2014, Funds Management was entitled to receive an annual advisory fee which started at 0.35% and declined to 0.25% as the average daily net assets of the Fund increased. For the year ended August 31, 2014, the advisory fee was equivalent to an annual rate of 0.31% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.78% for Class A shares, 1.53% for Class B shares, 1.53% for Class C shares, 0.37% for Class R6 shares, 0.60% for Administrator Class shares, and 0.42% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares. For the year ended August 31, 2014, Funds Distributor received $1,450 from the sale of Class A shares and $55 and $79 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to financial statements	Wells Fargo Advantage Short Duration Government Bond Fund	27

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2014 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$5,188,024,084	$339,073,924	$5,295,102,083	$316,629,938

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended August 31, 2014, the Fund paid $1,623 in commitment fees.

For the year ended August 31, 2014, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $18,514,634 and $34,044,251 of ordinary income for the years ended August 31, 2014 and August 31, 2013, respectively.

As of August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$703,972	$980,097	$(9,437,999)	$(28,934,443)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Advantage Short Duration Government Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Short Duration Government Bond Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, the period from June 1, 2010 through August 31, 2010, and the one-year period ended May 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Short Duration Government Bond Fund as of August 31, 2014, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 27, 2014

Other information (unaudited)	Wells Fargo Advantage Short Duration Government Bond Fund	29

TAX INFORMATION

For the fiscal year ended August 31, 2014, $18,749,286 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2014, 10.77% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Short Duration Government Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Short Duration Government Bond Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Short Duration Government Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Short Duration Government Bond Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

Other information (unaudited)	Wells Fargo Advantage Short Duration Government Bond Fund	33

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Barclays 1-3 Year Government Index, for the three-, five-, and ten-year periods under review, and lower than its benchmark for the one-year period under review.

The Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to its benchmark for the one-year period under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance. The Board noted the positive relative performance of the Fund compared to the Universe for all periods under review, and was satisfied with the information it received.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were in range of or lower than the median net operating expense ratios of the expense Groups for all share classes.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of or lower than the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

34	Wells Fargo Advantage Short Duration Government Bond Fund	Other information (unaudited)

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage Short Duration Government Bond Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

227662 10-14 A220/AR220 08-14

Wells Fargo Advantage Short-Term Bond Fund

Annual Report

August 31, 2014

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Short-Term Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Short-Term Bond Fund for the 12-month period that ended August 31, 2014. The period was marked by low interest rates and investor demand for yield, notably for lower-rated credits and longer-duration bonds.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing. In the U.S., the Federal Reserve (Fed) kept its key interest rate near zero in order to support the economy and the financial system. It also continued its quantitative easing program, although it reduced the size of its bond-buying program by approximately $10 billion per month and discussed changes to its forward guidance as it begins to normalize monetary policy. Meanwhile, European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In June 2014, the ECB announced a variety of measures aimed at encouraging lending, including cutting its key rate to a historic low of 0.15%, making funds available to banks at low interest rates, and imposing a negative interest rate on bank deposits held at the central bank. In Japan, the Bank of Japan maintained an aggressive monetary program, which began in early 2013, that was aimed at combating deflation by doubling the bank’s asset base over two years.

As the engine of economic growth, U.S. interest rates led other developed countries but remained low.

The Fed has a dual mandate to maximize employment and keep prices stable, and economic activity during the period showed improvement on both these fronts. The unemployment rate ticked lower to 6.1% as of August 2014. Payroll jobs advanced, and the number of long-term unemployed decreased, although labor market slack remains a concern for the Fed. On the inflation front, the personal consumption expenditures price index rose from a deflationary danger zone toward the Fed’s longer-run objective of a 2.0% pace.

Elsewhere, economic data continued to show sluggish growth. The European Union’s gross domestic product was unchanged in the second quarter of 2014 and up only 0.7% from a year earlier. The region’s unemployment rate remained high at 11.5% in July 2014. In Japan, its economy faltered in reaction to a sales tax increase despite Prime Minister Shinzo Abe’s economic plans to promote growth.

With the U.S. economy the furthest along its business cycle, the level of interest rates in the U.S. and Europe began to diverge—the 10-year U.S. Treasury yield was 2.42% at the end of August 2014 compared with 0.89% for the 10-year German bund yield, approximately 150 basis points higher (100 basis points = 1%). The Fed is closer to eventually increasing interest rates, while the ECB potentially needs to further increase rather than scale back its amount of accommodation. Further, U.S. economic activity appears healthier than Europe’s.

Fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility. However, yields have been at historically low levels, and there is a risk of rising rates and negative bond returns.

Letter to shareholders (unaudited)	Wells Fargo Advantage Short-Term Bond Fund	3

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

4	Wells Fargo Advantage Short-Term Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Jay N. Mueller, CFA

Christopher Y. Kauffman, CFA

Noah Wise, CFA

Average annual total returns1 (%) as of August 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SSTVX)	8-31-1999	(0.31)	2.24	2.87	1.72	2.65	3.08	0.81	0.78
Class C (WFSHX)	3-31-2008	(0.03)	1.89	2.31	0.97	1.89	2.31	1.56	1.53
Institutional Class (SSHIX)	8-31-1999	–	–	–	2.15	3.00	3.45	0.48	0.48
Investor Class (SSTBX)	8-31-1987	–	–	–	1.83	2.65	3.06	0.84	0.79
Barclays 1-3 Year Government/Credit Index[4]	–	–	–	–	1.12	1.55	2.85	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and mortgage and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Short-Term Bond Fund	5

Growth of $10,000 investment[5] as of August 31, 2014

1.	Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for Class A shares through June 19, 2008, includes Advisor Class expenses. Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares, adjusted to include the higher expenses applicable to Class C shares.

2.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

3.	The Adviser has committed through December 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.77% for Class A, 1.52% for Class C, 0.48% for Institutional Class, and 0.78% for Investor Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays 1-3 Year Government/Credit Index is the one- to three-year component of the Barclays Government/Credit Bond Index which includes securities in the Government and Credit Indices. The Government Index includes Treasuries (that is, public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (that is, publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent 10 years with the performance of the Barclays 1-3 Year Government/Credit Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

6.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Short-Term Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed its benchmark, the Barclays 1–3 Year Government/Credit Index, for the 12-month period that ended August 31, 2014.

■	The Fund’s large overweight to corporate debt was a significant contributor to relative performance during the period due to the higher incremental yields over Treasuries and spread narrowing.

■	The Fund’s holdings in asset-backed securities (ABS) and mortgage-backed securities (MBS) also generated incremental returns.

The Fund’s largest sector commitment was to corporate debt securities.

During the period, the Fund was overweight short-term corporate notes and held out-of-benchmark securitized debt in order to capture higher yields and attractive relative values. The Fund was underweight U.S. Treasuries and agency debentures. About half the Fund was invested in corporate securities, while the rest of its overweight allocations were predominantly comprised of MBS pass-throughs, ABS, collateralized mortgage obligations, and commercial MBS. Higher incremental yields on corporate debt provided compelling returns. Although short-term yields rose modestly higher over the period, the incremental yield from corporate notes and securitized debt allowed the Fund to produce a positive total return in excess of its benchmark.

Ten largest long-term holdings[6] (%) as of August 31, 2014
Volvo Financial Equipment LLC Series 2014-1A Class A2, 0.54%, 11-15-2016	0.84
California PCFA Solid Waste Disposal Series A, 0.45%, 8-1-2023	0.77
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2014-INN Class A, 1.08%, 6-15-2029	0.77
GNMA Series 2012-19 Class A, 1.83%, 3-16-2039	0.72
Hyundai Auto Lease Securitization Trust Series 2014-A Class A2, 0.52%, 7-15-2016	0.69
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series D, 0.19%, 11-1-2040	0.69
U.S. Treasury Note, 1.38%, 2-28-2019	0.69
Murray Street Investment Trust I, 4.65%, 3-9-2017	0.66
Ford Credit Auto Owner Trust Series 2014-B Class A2, 0.47%, 3-15-2017	0.65
Bear Stearns Companies Incorporated, 5.55%, 1-22-2017	0.65

Amid continued economic improvement, monetary policy is becoming less accommodative.

The U.S. economy featured moderate growth, a slowly improving labor market, and low inflation over the past 12 months. Real gross domestic product (GDP) growth averaged about 2.5% in the most recent four quarters, helped by a degree of inventory building. Growth in real final sales (GDP excluding inventory effects) ran closer to 2.1% for the period, which was basically in line with personal consumption figures.

The labor market improved over the past 12 months, with the unemployment rate falling to 6.1% as of August 2014 compared with 7.2% a year ago. Payroll growth has accelerated so far in 2014, with roughly 215,000 net jobs created per month versus 195,000 in 2013. Some of the reduction in the unemployment rate, however, can be attributed to a decline in labor force participation, the rate of which fell to 62.8% as of the end of August 2014 from a high of 66.4% prior to the financial crisis of 2008–2009.

Meanwhile, inflation remained low and stable over the reporting period. The Consumer Price Index (CPI) rose 2.0% on a year-over-year basis, while CPI excluding food and energy costs (so-called core inflation) rose 1.9%. Low inflation allowed the U.S. Federal Reserve (Fed) to maintain its focus on strengthening the labor market. To this end, the Fed maintained its historically low target rates for overnight lending and continued to purchase Treasury bonds and government-backed mortgage debt, albeit at a gradually slower pace. The Fed has indicated it intends to finish its asset-purchase program before the end of 2014. Even so, the first overt tightening of monetary policy via a federal funds target rate hike could be delayed well into 2015 or even beyond.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Short-Term Bond Fund	7

In this environment of moderate growth, low inflation, and an accommodative Fed, we found the most compelling relative value in corporate debt, with other spread sectors also generally attractive. Within subsectors, we found attractive relative value in ABS, including auto loan and lease paper and equipment leases. Certain well-supported tranches of some commercial mortgage-backed securitizations also offered value as the benign macroeconomy was generally favorable to commercial real estate. Opportunities to add value through duration and yield-curve shifts were limited. As a result, we maintained the Fund’s duration near 1.9 years.

Portfolio allocation[7] as of August 31, 2014

We expect spread sectors will likely continue to boost returns.

We anticipate that the recent moderate-growth and low-inflation environment will persist for some quarters to come. In such an environment, we remain comfortable emphasizing spread sector exposure. While some upward movement in benchmark interest rates is likely as the Fed eventually shifts toward a less accommodative stance, we believe the present term structure of interest rates already reasonably reflects higher yields in our view. We stand ready to take advantage of misvaluations that might appear in the shape of the yield curve as the transition to Fed tightening unfolds.

Please see footnotes on page 5.

8	Wells Fargo Advantage Short-Term Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2014 to August 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2014	Ending account value 8-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,005.64	$3.89	0.77%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.92	0.77%
Class C
Actual	$1,000.00	$1,001.85	$7.67	1.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.54	$7.73	1.52%
Institutional Class
Actual	$1,000.00	$1,008.29	$2.38	0.47%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.84	$2.40	0.47%
Investor Class
Actual	$1,000.00	$1,005.58	$3.94	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.97	0.78%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Short-Term Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 14.32%
FDIC Series 2010-R1 Class A 144A	2.18%	5-25-2050	$2,133,568	$2,147,181
FDIC Series 2013-R1 Class A 144A	1.15	3-25-2033	1,861,040	1,842,363
FHLMC ±	2.38	4-1-2032	61,103	64,783
FHLMC ±	2.53	7-1-2029	5,624	5,905
FHLMC ±	2.53	9-1-2031	7,242	7,244
FHLMC ±	2.86	5-1-2026	126,406	130,904
FHLMC	3.00	2-15-2024	1,520,671	1,590,865
FHLMC	3.50	6-15-2038	1,518,765	1,580,901
FHLMC	4.50	5-15-2018	253,672	266,121
FHLMC	4.50	7-15-2022	204,071	205,751
FHLMC	5.00	10-15-2032	571,993	595,314
FHLMC	6.00	10-1-2021	637,340	694,247
FHLMC	8.50	9-1-2017	92,326	96,757
FHLMC	9.00	8-1-2018	74,633	79,711
FHLMC	9.00	6-1-2019	76,396	81,953
FHLMC	9.00	10-1-2019	185,626	204,487
FHLMC	9.50	12-1-2022	151,581	165,741
FHLMC	10.50	1-1-2016	929	964
FHLMC	10.50	11-1-2017	803	875
FHLMC	10.50	8-1-2018	71,494	78,905
FHLMC	10.50	2-1-2019	1,085	1,218
FHLMC	10.50	4-1-2019	457	501
FHLMC	10.50	5-1-2019	513	575
FHLMC	10.50	6-1-2019	3,788	4,206
FHLMC	10.50	7-1-2019	1,074	1,211
FHLMC Series 2597 Series AE	5.50	4-15-2033	374,097	414,589
FHLMC Series 2631 Class LC	4.50	6-15-2018	575,453	602,948
FHLMC Series 2642 Class AR	4.50	7-15-2023	523,302	560,699
FHLMC Series 2656 Class BG	5.00	10-15-2032	1,466,434	1,544,586
FHLMC Series 2835 Class NG	5.50	7-15-2033	369,670	371,362
FHLMC Series 2958 Class QD	4.50	4-15-2020	1,895,080	1,990,533
FHLMC Series 3117 Class PL	5.00	8-15-2034	984,545	1,000,110
FHLMC Series 3656 Class BH	3.00	12-15-2019	2,290,795	2,320,335
FHLMC Series 3778 Class BM	3.50	8-15-2028	732,352	759,823
FHLMC Series 3794 Class LK	3.00	2-15-2024	2,572,314	2,650,214
FHLMC Series 3855 Class HL	3.50	2-15-2026	556,930	583,444
FHLMC Series 3920 Class AB	3.00	9-15-2025	1,362,454	1,415,557
FHLMC Series T-42 Class A6	9.50	2-25-2042	528,562	656,369
FHLMC Series T-57 Class 2A1 ±	3.24	7-25-2043	27,241	28,264
FHLMC Series T-59 Class 2A1 ±	2.87	10-25-2043	1,244,342	1,280,097
FNMA ±	2.31	11-1-2031	69,916	70,779
FNMA	2.73	10-1-2017	3,054,817	3,181,566
FNMA	2.93	12-1-2017	2,384,076	2,499,354
FNMA	3.34	4-1-2016	966,576	995,891
FNMA	3.34	9-1-2017	1,418,179	1,497,743
FNMA	3.50	10-1-2023	1,766,259	1,870,746
FNMA	3.50	11-1-2023	1,053,858	1,116,260
FNMA	3.69	6-1-2017	3,361,615	3,579,832
FNMA	3.74	5-1-2018	2,270,897	2,431,830
FNMA	3.85	10-1-2016	3,140,646	3,171,351

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Short-Term Bond Fund	Portfolio of investments—August 31, 2014

    _

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	4.00%	5-25-2019	$476,454	$498,832
FNMA	4.00	12-15-2024	752,500	789,473
FNMA	4.00	6-25-2026	1,578,744	1,704,809
FNMA	4.00	8-25-2037	1,509,336	1,555,133
FNMA	4.44	9-1-2015	1,700,679	1,770,932
FNMA	4.69	11-1-2015	1,760,060	1,811,826
FNMA	5.00	1-15-2022	2,053,539	2,178,260
FNMA	5.00	3-25-2034	526,127	533,955
FNMA	5.09	2-1-2016	865,830	899,988
FNMA	5.21	1-1-2018	2,133,763	2,253,444
FNMA	5.29	8-1-2015	2,678,511	2,762,283
FNMA	5.50	1-1-2016	341,674	356,748
FNMA	5.50	8-25-2034	1,098,334	1,201,172
FNMA	6.00	4-1-2021	1,014,250	1,075,687
FNMA	6.00	3-1-2033	862,673	986,090
FNMA	6.28	11-1-2018	684,037	704,091
FNMA	6.50	8-1-2031	498,209	581,987
FNMA	7.60	8-1-2018	202,815	218,680
FNMA	8.00	4-1-2017	120,226	126,783
FNMA	8.00	9-1-2019	76,437	80,825
FNMA	8.00	9-1-2023	10,268	11,026
FNMA	8.33	7-15-2020	32,039	35,207
FNMA	8.50	7-1-2018	60,468	63,942
FNMA	8.50	2-1-2023	60,204	64,064
FNMA	9.00	2-1-2020	1,328	1,528
FNMA	9.00	11-1-2024	123,975	140,369
FNMA	11.00	10-15-2020	39,543	41,472
FNMA	12.00	3-1-2017	3,477	3,518
FNMA Grantor Trust Series 2002-T12 Class A4	9.50	5-25-2042	833,778	1,037,552
FNMA Series 1989-29 Class Z	10.00	6-25-2019	106,261	119,998
FNMA Series 1989-63 Class Z	9.40	10-25-2019	57,186	62,137
FNMA Series 2002-T1 Class A4	9.50	11-25-2031	73,502	89,760
FNMA Series 2003-15 Class CB	5.00	3-25-2018	1,173,284	1,233,324
FNMA Series 2003-41 Class PE	5.50	5-25-2023	1,594,272	1,732,830
FNMA Series 2003-W11 Class A1 ±	3.27	6-25-2033	24,687	24,412
FNMA Series 2003-W6 Class 6A ±	3.07	8-25-2042	1,341,171	1,394,017
FNMA Series 2003-W6 Class PT4 ±	8.83	10-25-2042	115,175	134,996
FNMA Series 2004-90 Class XY	4.00	9-25-2034	994,366	1,043,754
FNMA Series 2006-48 Class TD	5.50	12-25-2034	649,872	665,771
FNMA Series 2008-53 Class CA	5.00	7-25-2023	1,267,557	1,349,285
FNMA Series 2011-133 Class A	3.50	6-25-2029	2,142,597	2,255,309
FNMA Series 2011-17 Class ED	3.50	7-25-2025	603,598	628,710
FNMA Series 2011-39 Class CA	3.00	5-25-2024	552,130	571,910
FNMA Series 2011-66 Class BE	3.00	3-25-2025	1,300,781	1,346,161
FNMA Series 2011-71 Class DJ	3.00	3-25-2025	2,607,888	2,699,060
FNMA Series G95-2 Class IO ±(c)	10.00	5-25-2020	141,392	8,629
FNMA Whole Loan Series 2004-W6 Class 1A4	5.50	7-25-2034	728,507	736,180
GNMA	4.00	8-16-2023	847,369	898,471
GNMA	4.50	4-20-2035	736,451	784,866
GNMA	8.00	12-15-2023	40,667	47,947

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Short-Term Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA	9.00%	11-15-2017	$38,251	$41,048
GNMA	9.00	11-15-2024	27,163	31,528
GNMA	10.00	2-20-2018	7,853	8,567
GNMA	12.50	4-15-2019	17,051	17,156
GNMA Series 2010-6 Class EA	4.00	9-16-2023	909,609	949,541
GNMA Series 2012-19 Class A	1.83	3-16-2039	4,698,848	4,690,475

Total Agency Securities (Cost $92,596,446)				93,498,483

Asset-Backed Securities: 9.03%
ASG Resecuritization Trust Series 2009-4 Class A60 144A	6.00	6-28-2037	437,507	444,371
CNH Equipment Trust Series 2013-C Class A2	0.63	1-17-2017	2,628,101	2,630,172
Ford Credit Auto Lease Trust Series 2014-B Class A2A	0.51	3-15-2017	4,000,000	3,999,912
Ford Credit Auto Owner Trust Series 2014-A Class A2	0.48	11-15-2016	3,959,209	3,960,021
Ford Credit Auto Owner Trust Series 2014-B Class A2	0.47	3-15-2017	4,250,000	4,250,795
GE Equipment LLC Series 2013-2 Class A2	0.61	6-24-2016	2,745,818	2,748,369
GE Equipment Small Ticket LLC Series 2013-1A Class A2 144A	0.73	1-25-2016	1,216,260	1,218,051
GE Equipment Transportation LLC Series 2013-1 Class A2	0.50	11-24-2015	767,256	767,317
Home Equity Asset Trust Series 2003-6 Class M1 ±	1.21	2-25-2034	1,589,012	1,500,188
Honda Auto Receivables Owner Trust 2014-1 Class A2	0.41	9-21-2016	2,700,000	2,700,046
Hyundai Auto Lease Securitization Trust Series 2013-A Class A2 144A	0.51	9-15-2015	405,877	405,895
Hyundai Auto Lease Securitization Trust Series 2013-B Class A2 144A	0.75	3-15-2016	2,726,974	2,731,441
Hyundai Auto Lease Securitization Trust Series 2014-A Class A2 144A	0.52	7-15-2016	4,500,000	4,501,517
Hyundai Auto Receivables Trust Series 2013-A Class A2	0.40	12-15-2015	229,140	229,161
Mercedes-Benz Auto Lease Trust Series 2013-A Class A2	0.49	6-15-2015	1,315,577	1,315,685
Mercedes-Benz Auto Lease Trust Series 2013-B Class A2	0.53	9-15-2015	3,934,058	3,935,018
Mercedes-Benz Auto Lease Trust Series 2014-A Class A2A	0.48	6-15-2016	4,000,000	4,002,168
Nissan Auto Lease Trust Series 2013-A Class A2A	0.45	9-15-2015	1,697,636	1,697,962
Porsche Innovative Lease Owner Pilot Trust Series 2013-1 Class A2 144A	0.54	1-22-2016	2,102,726	2,103,857
Susquehanna Auto Receivables Trust Series 2014-1A Class A2 144A	0.58	10-17-2016	2,000,000	1,999,607
Volkswagen Auto Lease Trust Series 2013-A Class A2A	0.63	12-21-2015	1,325,380	1,326,321
Volkswagen Auto Lease Trust Series 2014-A Class A2A	0.52	10-20-2016	4,013,667	4,016,645
Volvo Financial Equipment LLC Series 2013-1A Class A2 144A	0.53	11-16-2015	954,334	954,426
Volvo Financial Equipment LLC Series 2014-1A Class A2 144A	0.54	11-15-2016	5,500,000	5,500,792

Total Asset-Backed Securities (Cost $58,999,642)				58,939,737

Corporate Bonds and Notes: 38.02%

Consumer Discretionary: 4.21%

Automobiles: 0.95%
Ford Motor Company	6.50	8-1-2018	2,667,000	3,105,786
Hyundai Motor Company 144A	4.50	4-15-2015	3,006,000	3,072,069

				6,177,855

Media: 1.77%
Cox Communications Incorporated	5.45	12-15-2014	1,543,000	1,564,437
Cox Communications Incorporated	5.50	10-1-2015	2,000,000	2,099,842
McGraw-Hill Company Incorporated	5.90	11-15-2017	3,500,000	3,862,933
TCM Sub LLC 144A	3.55	1-15-2015	4,000,000	4,041,760

				11,568,972

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Short-Term Bond Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Multiline Retail: 0.97%
Dollar General Corporation	4.13%	7-15-2017	$3,000,000	$3,149,631
Macy’s Retail Holding Incorporated	7.88	7-15-2015	3,000,000	3,187,452

				6,337,083

Specialty Retail: 0.52%
International Game Technology	7.50	6-15-2019	3,000,000	3,421,248

Consumer Staples: 1.01%

Beverages: 0.17%
Constellation Brands Incorporated	7.25	9-1-2016	1,000,000	1,102,500

Food & Staples Retailing: 0.33%
Tyson Foods Incorporated	6.60	4-1-2016	1,995,000	2,168,296

Household Products: 0.51%
Newell Rubbermaid Incorporated	2.00	6-15-2015	3,290,000	3,324,989

Energy: 2.97%

Energy Equipment & Services: 0.52%
Spectra Energy Capital Company	6.20	4-15-2018	3,000,000	3,428,838

Oil, Gas & Consumable Fuels: 2.45%
Boardwalk Pipelines LP	5.88	11-15-2016	1,000,000	1,087,582
Energy Transfer Partners LP	5.95	2-1-2015	3,205,000	3,275,488
Pioneer Natural Resources Company	5.88	7-15-2016	2,940,000	3,191,952
Rockies Express Pipeline LLC 144A	3.90	4-15-2015	3,250,000	3,274,375
Weatherford Bermuda Company	5.50	2-15-2016	2,000,000	2,125,832
Williams Partners LP	3.80	2-15-2015	3,000,000	3,040,305

				15,995,534

Financials: 15.94%

Banks: 3.36%
Associated Banc Corporation	5.13	3-28-2016	2,000,000	2,114,806
Australia and New Zealand Banking Group Limited 144A	2.40	11-23-2016	3,000,000	3,095,604
Bank of America Corporation	6.50	8-1-2016	3,000,000	3,297,228
Bank One Corporation	4.90	4-30-2015	1,500,000	1,542,273
Citigroup Incorporated	1.55	8-14-2017	3,000,000	2,996,625
ING Bank NV ±	0.91	5-23-2016	2,500,000	2,487,500
Santander Holdings USA	4.63	4-19-2016	2,000,000	2,115,372
UBS AG (Stamford Connecticut)	5.88	7-15-2016	3,000,000	3,264,960
US Bank NA ±	3.78	4-29-2020	1,006,000	1,026,355

				21,940,723

Capital Markets: 2.20%
Bear Stearns Companies Incorporated	5.55	1-22-2017	3,875,000	4,242,524
Janus Capital Group Incorporated	6.70	6-15-2017	2,900,000	3,258,846
Lazard Group LLC	6.85	6-15-2017	3,000,000	3,401,715
Legg Mason Incorporated	2.70	7-15-2019	2,000,000	2,016,942
Merrill Lynch & Company Incorporated	5.30	9-30-2015	1,400,000	1,470,396

				14,390,423

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Short-Term Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Consumer Finance: 4.24%
Discover Financial Services Company	6.45%	6-12-2017	$3,000,000	$3,378,699
Ford Motor Credit Company	5.63	9-15-2015	1,000,000	1,049,256
Gatx Financial Corporation	5.70	4-15-2015	2,635,000	2,713,112
General Motors Financial Company Incorporated	2.75	5-15-2016	3,665,000	3,701,100
Harley-Davidson Funding Corporation 144A	5.75	12-15-2014	3,000,000	3,044,718
HSBC Finance Corporation	5.25	4-15-2015	3,000,000	3,086,184
Murray Street Investment Trust I	4.65	3-9-2017	4,000,000	4,302,284
SLM Corporation	3.88	9-10-2015	1,500,000	1,530,450
SLM Corporation	6.25	1-25-2016	1,535,000	1,627,100
Toll Brothers Finance Corporation	8.91	10-15-2017	2,710,000	3,224,900

				27,657,803

Diversified Financial Services: 1.61%
Moody’s Corporation	2.75	7-15-2019	3,000,000	3,043,296
Raymond James Financial Incorporated	4.25	4-15-2016	2,000,000	2,102,618
Toll Road Investors Partnership II LP 144A	8.91	2-15-2016	2,500,000	2,352,568
Woodside Finance Limited 144A	4.50	11-10-2014	3,000,000	3,023,412

				10,521,894

Insurance: 2.08%
Genworth Financial Incorporated	8.63	12-15-2016	2,000,000	2,307,204
MetLife Insurance Company 144A	7.70	11-1-2015	3,000,000	3,229,560
Prudential Insurance Company 144A	8.10	7-15-2015	3,910,000	4,121,019
Symetra Financial Corporation 144A	6.13	4-1-2016	2,150,000	2,293,033
Unum Group 144A	6.85	11-15-2015	1,533,000	1,634,750

				13,585,566

REITs: 2.45%
American Tower Corporation	4.50	1-15-2018	2,700,000	2,913,608
American Tower Corporation	4.63	4-1-2015	600,000	613,357
ARC Properties Operating Partnership LP 144A	2.00	2-6-2017	3,245,000	3,249,660
Digital Realty Trust LP	4.50	7-15-2015	3,000,000	3,066,999
Realty Income Corporation	2.00	1-31-2018	3,000,000	3,005,148
Regency Centers LP	5.25	8-1-2015	3,000,000	3,122,811

				15,971,583

Health Care: 1.37%

Biotechnology: 0.55%
Biogen Idec Incorporated	6.88	3-1-2018	3,045,000	3,557,449

Health Care Equipment & Supplies: 0.33%
Boston Scientific Corporation	6.25	11-15-2015	2,000,000	2,126,468

Life Sciences Tools & Services: 0.49%
Life Technologies Corporation	4.40	3-1-2015	3,170,000	3,229,504

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Short-Term Bond Fund	Portfolio of investments—August 31, 2014

    _

Security name	Interest rate	Maturity date	Principal	Value

Industrials: 3.94%

Airlines: 0.68%
Delta Air Lines Incorporated	4.75%	11-7-2021	$2,690,375	$2,919,057
US Airway 2010-1 Class B Pass-Through Trust	8.50	10-22-2018	1,356,072	1,501,850

				4,420,907

Building Products: 0.44%
Owens Corning Incorporated	6.50	12-1-2016	2,575,000	2,849,534

Commercial Services & Supplies: 1.24%
Boardwalk Pipelines LLC	5.20	6-1-2018	2,179,000	2,306,698
Brambles USA Incorporated 144A	3.95	4-1-2015	2,000,000	2,035,764
Equifax Incorporated	4.45	12-1-2014	2,000,000	2,018,296
Penske Truck Leasing Company LP 144A	3.13	5-11-2015	1,740,000	1,768,893

				8,129,651

Machinery: 1.00%
CNH Capital LLC	3.25	2-1-2017	1,760,000	1,773,200
CNH Capital LLC	3.88	11-1-2015	1,145,000	1,162,175
SPX Corporation	6.88	9-1-2017	3,250,000	3,583,125

				6,518,500

Road & Rail: 0.58%
JB Hunt Transportation Services Company	3.38	9-15-2015	3,700,000	3,795,601

Information Technology: 1.82%

Electronic Equipment, Instruments & Components: 0.47%
Arrow Electronics Incorporated	3.38	11-1-2015	3,000,000	3,084,639

IT Services: 0.42%
Western Union Company	2.38	12-10-2015	2,700,000	2,746,926

Software: 0.93%
CA Incorporated	6.13	12-1-2014	3,000,000	3,042,348
Fidelity National Information Services Incorporated	2.00	4-15-2018	2,000,000	1,998,370
Symantec Corporation	2.75	9-15-2015	1,000,000	1,019,233

				6,059,951

Materials: 1.13%

Construction Materials: 0.51%
Martin Marietta Material Incorporated 144A±	1.33	6-30-2017	3,310,000	3,320,096

Metals & Mining: 0.62%
Arcelormittal Company	4.25	2-25-2015	1,000,000	1,011,250
Glencore Funding LLC 144A	1.70	5-27-2016	3,000,000	3,026,868

				4,038,118

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Short-Term Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Telecommunication Services: 2.39%

Diversified Telecommunication Services: 2.39%
Clearwire Communication LLC/Clearwire Finance Incorporated 144A	14.75%	12-1-2016	$2,710,000	$3,421,375
Crown Castle Towers LLC 144A	3.21	8-15-2035	2,650,000	2,690,405
Crown Castle Towers LLC 144A	5.50	1-15-2037	2,695,000	2,900,475
Qwest Corporation	7.50	10-1-2014	3,520,000	3,537,621
SBA Tower Trust 144A	4.25	4-15-2040	3,000,000	3,064,401

				15,614,277

Utilities: 3.24%

Electric Utilities: 3.24%
Dayton Power & Light Company	1.88	9-15-2016	4,000,000	4,068,124
FPL Group Capital Incorporated	2.60	9-1-2015	3,000,000	3,058,971
Interstate Power & Light Company	3.30	6-15-2015	3,750,000	3,833,760
Monongahela Power Company 144A	5.70	3-15-2017	3,000,000	3,304,470
Niagara Mohawk Power Corporation 144A	3.55	10-1-2014	3,667,000	3,675,511
Progress Energy Incorporated	5.63	1-15-2016	3,000,000	3,196,713

				21,137,549

Total Corporate Bonds and Notes (Cost $246,378,193)				248,222,477

Municipal Obligations: 5.94%

California: 2.03%
California PCFA Solid Waste Disposal Series A (Resource Recovery Revenue) 144A±	0.45	8-1-2023	5,000,000	5,000,100
California PCFA Waste Management Services Incorporated Series A1 (Resource Recovery Revenue) ±	1.88	4-1-2025	2,000,000	2,012,520
California Public Works Board Lease Series E (Miscellaneous Revenue)	3.68	12-1-2015	2,960,000	3,062,682
San Bernardino County CA Financing Authority (Miscellaneous Revenue, National Insured) ¤	0.00	8-1-2017	3,500,000	3,178,000

				13,253,302

Georgia: 0.48%
Georgia Municipal Gas Authority Taxable Gas Portfolio III Series F (Utilities Revenue)	4.77	8-1-2015	3,000,000	3,105,720

Illinois: 0.49%
Chicago IL (Tax Revenue)	6.30	12-1-2021	2,000,000	2,200,520
Illinois (GO)	4.42	1-1-2015	1,000,000	1,013,080

				3,213,600

Ohio: 0.45%
Columbus Franklin County OH Finance Authority Research & Development (Industrial Development Revenue)	3.45	2-15-2015	2,885,000	2,923,284

Oregon: 0.57%
Portland OR Taxable Pension (GO) ±(m)(n)	0.11	6-1-2019	3,975,000	3,736,500

Pennsylvania: 0.31%
Bucks County PA IDA (Resource Recovery Revenue) ±	1.38	12-1-2022	2,000,000	2,004,400

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Short-Term Bond Fund	Portfolio of investments—August 31, 2014

    _

Security name	Interest rate	Maturity date	Principal	Value

South Carolina: 0.46%
South Carolina Public Service Authority Series D (GO) ±	1.03%	6-1-2015	$3,000,000	$3,005,340

Tennessee: 0.15%
Lewisburg TN Industrial Development Board Waste Management Project (Resource Recovery Revenue) ø	0.40	7-2-2035	1,000,000	1,000,000

Texas: 0.69%
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series D (Industrial Development Revenue) ø	0.19	11-1-2040	4,500,000	4,500,000

Wisconsin: 0.31%
Menomonee Falls WI (GO)	4.25	11-1-2014	2,000,000	2,006,720

Total Municipal Obligations (Cost $38,557,828)				38,748,866

Non-Agency Mortgage Backed Securities: 11.80%
Bank of America Mortgage Securities Series 2002-K Class 3A1 ±	2.63	10-20-2032	22,230	22,542
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PWR 9 Class A4A	4.87	9-11-2042	2,736,516	2,814,545
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PWR-7 Class A3 ±	5.12	2-11-2041	1,991,814	2,010,197
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PWR8 Class A4	4.67	6-11-2041	2,501,591	2,544,105
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-T18 Class A4 ±	4.93	2-13-2042	2,211,680	2,236,795
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-T20 Class A4A ±	5.29	10-12-2042	1,100,000	1,137,563
Citigroup/Deutsche Bank Commercial Mortgage Trust Pass-Through Certificate Series 2005-CD1 Class A4 ±	5.40	7-15-2044	2,381,906	2,456,566
CNH Equipment Trust Series 2014-A Class A2	0.49	6-15-2017	3,500,000	3,500,417
Commercial Mortgage Trust Pass-Through Certificate Series 2005-C6 Class A5A ±	5.12	6-10-2044	2,659,933	2,721,889
Commercial Mortgage Trust Series 2010-C1 Class A1 144A	3.16	7-10-2046	2,680,407	2,726,579
Commercial Mortgage Trust Series 2012-CR2 Class A1	0.82	8-15-2045	1,541,420	1,539,969
Commercial Mortgage Trust Series 2013-FL3 Class B 144A±	2.31	10-13-2028	3,000,000	3,016,752
Commercial Mortgage Trust Series 2014-BBG Class A 144A±	0.96	3-15-2029	2,100,000	2,101,317
ContiMortgage Home Equity Trust Series 1996-2 (c)(i)	0.00	7-15-2027	1,009,132	23,937
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 2A1 ±	1.93	6-19-2031	324,854	325,727
Countrywide Home Loans Mortgage Pass-Through Trust Series 2004-20 Class 3A1 ±	2.25	9-25-2034	75,659	64,276
Credit Suisse First Boston Mortgage Securities Corporation Series 2006-C1 Class AAB ±	5.64	2-15-2039	646,229	652,029
Credit Suisse Mortgage Capital Certificates Series 2006-C5 Class A3	5.31	12-15-2039	1,000,000	1,072,301
Drexel Burnham Lambert Trust Series T Class 4	8.45	9-20-2019	95,147	102,012
EquiFirst Mortgage Loan Trust Series 2003-2 Class 3A3 ±	1.28	9-25-2033	577,911	554,201
Equity Mortgage Trust Series 2014-INNS Class A 144A±	1.01	5-8-2031	4,000,000	3,996,176
FedEx Corporation 1998 Pass-Through Certificates	7.02	1-15-2016	1,173,444	1,240,917
Golden National Mortgage Asset-Backed Certificates Series 1998-GN1 Class M2 (s)(i)	8.02	2-25-2027	40,643	40,628
Greenwich Capital Commercial Funding Corporation Series 2007-GG9 Class A4	5.44	3-10-2039	3,000,000	3,245,808
GS Mortgage Securities Trust Series 2014-GSFL Class A 144A±	1.16	7-15-2031	3,000,000	3,000,249
GSMPS Mortgage Loan Trust Series 1998-1 Class A 144A±	8.00	9-19-2027	351,783	358,576
GSMPS Mortgage Loan Trust Series 2006-RP2 Class 1AF1 144A±	0.56	4-25-2036	1,233,304	1,040,181
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2006-CB16 Class A4	5.55	5-12-2045	973,042	1,036,279
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2007-CB18 Class A4	5.44	6-12-2047	2,762,923	2,988,040

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Short-Term Bond Fund	17

    _

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2014-INN Class A 144A±	1.08%	6-15-2029	$5,000,000	$4,996,965
JPMorgan Chase Commercial Mortgage Trust Series 2007-LDPX Class AM ±	5.46	1-15-2049	3,300,000	3,476,735
Lehman Brothers UBS Commercial Mortgage Trust Series 2005-C1 Class A4	4.74	2-15-2030	1,566,674	1,571,446
Lehman Brothers UBS Commercial Mortgage Trust Series 2005-C5 Class 4	4.95	9-15-2030	2,407,491	2,459,550
Macquarie Equipment Funding Trust Series 2014-A Class A2 (a)144A	0.80	11-21-2016	3,600,000	3,599,737
Master Mortgages Trust Series 2002-3 Class 4A1 ±	2.50	10-25-2032	9,608	9,653
Merrill Lynch Mortgage Trust Series 2004-KEY 2 Class A4 ±	4.86	8-12-2039	221,746	221,543
Morgan Stanley Capital I Series 2005-IQ10 Class A4A ±	5.23	9-15-2042	2,492,144	2,570,003
Morgan Stanley Capital I Series 2005-T19 Class A4A	4.89	6-12-2047	2,493,316	2,549,613
Morgan Stanley Capital I Series 2007-IQ Class A4	5.81	12-12-2049	2,700,398	2,964,516
Morgan Stanley Dean Witter Capital I Series 2005-IQ9 Class A5	4.70	7-15-2056	617,085	619,340
NCUA Guaranteed Notes Series 2010-C1 Class APT	2.65	10-29-2020	2,276,185	2,315,267
Nomura Asset Acceptance Corporation Series 2005-AR1 Class 1A1 ±	2.58	2-25-2035	862,446	864,507
Structured Mortgage Asset Residential Trust Series 1992-5B Class BO ¤(i)	0.00	6-25-2023	7,640	6,888
Terwin Mortgage Trust Series 2004-21HE Class 1A1 ±	1.12	12-25-2034	2,690	2,664
Wilshire Funding Corporation Series 1996-3 Class M2 ±	5.94	8-25-2032	92,456	90,701
Wilshire Funding Corporation Series 1996-3 Class M3 ±	5.94	8-25-2032	93,978	90,429
Wilshire Funding Corporation Series 1998-2 Class M1 ±	2.00	12-28-2037	34,149	33,398

Total Non-Agency Mortgage Backed Securities (Cost $77,572,455)				77,013,528

	Dividend yield		Shares
Preferred Stocks: 0.26%

Financials: 0.26%

Banks: 0.26%
Huntington Bancshares (a)±(i)	3.53		80,000	1,668,031

Total Preferred Stocks (Cost $1,958,484)				1,668,031

	Interest rate		Principal

U.S. Treasury Securities: 0.69%
U.S. Treasury Note	1.38	2-28-2019	$4,530,000	4,497,438

Total U.S. Treasury Securities (Cost $4,493,455)				4,497,438

Yankee Corporate Bonds and Notes: 15.19%

Consumer Discretionary: 1.03%

Media: 1.03%
British Sky Broadcasting Group plc 144A	6.10	2-15-2018	2,838,000	3,211,208
WPP Finance	8.00	9-15-2014	3,485,000	3,492,887

				6,704,095

Consumer Staples: 1.01%

Food & Staples Retailing: 0.55%
Tesco plc 144A	2.70	1-5-2017	3,470,000	3,568,191

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Short-Term Bond Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Food Products: 0.46%
Tate & Lyle International Finance plc 144A	5.00%	11-15-2014	$3,000,000	$3,024,402

Energy: 3.01%

Energy Equipment & Services: 0.41%
Sinopec Group Overseas Development (2014) Limited 144A	1.75	4-10-2017	2,705,000	2,708,733

Oil, Gas & Consumable Fuels: 2.60%
Ecopetrol SA	4.25	9-18-2018	3,000,000	3,217,500
Korea National Oil Corporation 144A	2.75	1-23-2019	3,000,000	3,056,004
Petrobras Global Finance Company	3.25	3-17-2017	4,000,000	4,080,880
Petroleos Mexicanos Company	4.88	3-15-2015	3,070,000	3,132,628
Transocean Incorporated	5.05	12-15-2016	3,235,000	3,489,540

				16,976,552

Financials: 6.55%

Banks: 4.70%
Bank of Montreal 144A	1.30	10-31-2014	2,500,000	2,504,025
Bank of Nova Scotia 144A	1.65	10-29-2015	3,430,000	3,477,855
Banque Federative du Credit Mutuel SA 144A	1.70	1-20-2017	2,850,000	2,866,168
BPCE SA	1.61	7-25-2017	3,000,000	3,005,412
Canadian Imperial Bank 144A	2.75	1-27-2016	3,000,000	3,093,186
Corporacion Andina De Fomento	3.75	1-15-2016	3,385,000	3,512,516
Experian Finance plc 144A	2.38	6-15-2017	3,800,000	3,880,594
Export Import Bank Korea	2.38	8-12-2019	3,000,000	2,998,584
Swedbank Hypotek 144A	2.13	8-31-2016	3,000,000	3,076,734
Westpac Banking Corporation 144A	5.30	10-15-2015	2,150,000	2,259,985

				30,675,059

Insurance: 0.91%
Endurance Specialty Holdings Limited	6.15	10-15-2015	2,850,000	2,998,836
QBE Insurance Group Limited 144A	2.40	5-1-2018	2,985,000	2,977,349

				5,976,185

Real Estate Management & Development: 0.94%
Deutsche Annington Finance BV 144A	3.20	10-2-2017	4,000,000	4,131,364
Korea Land & Housing Corporation 144A	1.88	8-2-2017	2,000,000	2,007,834

				6,139,198

Information Technology: 1.29%

Electronic Equipment, Instruments & Components: 0.24%
Seagate HDD Cayman 144A	3.75	11-15-2018	1,500,000	1,535,625

Internet Software & Services: 0.59%
Baidu Incorporated	3.25	8-6-2018	3,725,000	3,857,912

Semiconductors & Semiconductor Equipment: 0.46%
TSMC Global Limited 144A	1.63	4-3-2018	3,035,000	2,998,619

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Short-Term Bond Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Materials: 0.53%

Construction Materials: 0.53%
Lafarge SA 144A	6.20%	7-9-2015	$3,321,000	$3,449,689

Telecommunication Services: 0.70%

Diversified Telecommunication Services: 0.39%
Telefonos de Mexico SA	5.50	1-27-2015	2,510,000	2,553,649

Wireless Telecommunication Services: 0.31%
Telefonica Moviles Chile SA 144A	2.88	11-9-2015	2,000,000	2,036,446

Utilities: 1.07%

Independent Power & Renewable Electricity Producers: 0.59%
TransAlta Corporation	4.75	1-15-2015	3,820,000	3,877,338

Multi-Utilities: 0.48%
Korea Western Power Company 144A	3.13	5-10-2017	3,000,000	3,109,599

Total Yankee Corporate Bonds and Notes (Cost $98,270,438)				99,191,292

	Yield		Shares
Short-Term Investments: 3.91%

Investment Companies: 3.87%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07		25,256,747	25,256,747

			Principal
U.S. Treasury Securities: 0.04%
U.S. Treasury Bill #(z)	0.02	9-18-2014	$300,000	299,997

Total Short-Term Investments (Cost $25,556,744)				25,556,744

Total investments in securities
(Cost $644,383,685) *	99.16%	647,336,596
Other assets and liabilities, net	0.84	5,492,927

Total net assets	100.00%	$652,829,523

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Short-Term Bond Fund	Portfolio of investments—August 31, 2014

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments.

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

(n)	The auction to set the interest rate on the security failed at period end due to insufficient investor interest. A failed auction does not itself cause a default.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

(c)	Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

(a)	The security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $644,383,685 and unrealized gains (losses) consists of:

Gross unrealized gains	$5,061,020
Gross unrealized losses	(2,108,109)

Net unrealized gains	$2,952,911

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—August 31, 2014	Wells Fargo Advantage Short-Term Bond Fund	21

Assets
Investments
In unaffiliated securities, at value (cost $619,126,938)	$622,079,849
In affiliated securities, at value (cost $25,256,747)	25,256,747

Total investments, at value (cost $644,383,685)	647,336,596
Principal paydown receivable	16,551
Receivable for Fund shares sold	2,489,581
Receivable for interest	4,659,044
Receivable for daily variation margin on open futures contracts	57,993
Prepaid expenses and other assets	22,710

Total assets	654,582,475

Liabilities
Dividends payable	167,175
Payable for Fund shares redeemed	1,162,506
Advisory fee payable	159,503
Distribution fees payable	9,785
Administration fees payable	104,044
Accrued expenses and other liabilities	149,939

Total liabilities	1,752,952

Total net assets	$652,829,523

NET ASSETS CONSIST OF
Paid-in capital	$648,282,843
Undistributed net investment income	34,367
Accumulated net realized gains on investments	1,447,038
Net unrealized gains on investments	3,065,275

Total net assets	$652,829,523

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$59,962,179
Shares outstanding – Class A1	6,796,862
Net asset value per share – Class A	$8.82
Maximum offering price per share – Class A2	$9.00
Net assets – Class C	$14,851,511
Shares outstanding – Class C1	1,685,506
Net asset value per share – Class C	$8.81
Net assets – Institutional Class	$330,612,975
Shares outstanding – Institutional Class[1]	37,460,506
Net asset value per share – Institutional Class	$8.83
Net assets – Investor Class	$247,402,858
Shares outstanding – Investor Class[1]	28,059,058
Net asset value per share – Investor Class	$8.82

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Short-Term Bond Fund	Statement of operations—year ended August 31, 2014

Investment income
Interest	$12,193,326
Dividends	58,885
Income from affiliated securities	21,176
Securities lending income, net	3,270

Total investment income	12,276,657

Expenses
Advisory fee	2,035,369
Administration fees
Fund level	323,958
Class A	110,173
Class C	25,067
Institutional Class	253,137
Investor Class	469,245
Shareholder servicing fees
Class A	172,146
Class C	39,167
Investor Class	617,176
Distribution fees
Class C	117,502
Custody and accounting fees	43,869
Professional fees	54,094
Registration fees	82,894
Shareholder report expenses	61,545
Trustees’ fees and expenses	12,183
Other fees and expenses	21,981

Total expenses	4,439,506
Less: Fee waivers and/or expense reimbursements	(212,209)

Net expenses	4,227,297

Net investment income	8,049,360

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	2,042,724
Futures transactions	(381,743)

Net realized gains on investments	1,660,981

Net change in unrealized gains (losses) on:
Unaffiliated securities	2,195,680
Futures transactions	200,166

Net change in unrealized gains (losses) on investments	2,395,846

Net realized and unrealized gains (losses) on investments	4,056,827

Net increase in net assets resulting from operations	$12,106,187

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Short-Term Bond Fund	23

	Year ended August 31, 2014		Year ended August 31, 2013

Operations
Net investment income		$8,049,360		$7,271,403
Net realized gains on investments		1,660,981		3,042,972
Net change in unrealized gains (losses) on investments		2,395,846		(5,844,682)

Net increase in net assets resulting from operations		12,106,187		4,469,693

Distributions to shareholders from
Net investment income
Class A		(785,936)		(765,025)
Class C		(61,579)		(77,500)
Institutional Class		(4,551,352)		(3,571,064)
Investor Class		(2,784,889)		(2,857,617)

Total distributions to shareholders		(8,183,756)		(7,271,206)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,711,737	41,479,785	4,511,065	39,715,808
Class C	485,053	4,264,729	802,264	7,057,514
Institutional Class	22,820,784	201,021,960	21,596,913	190,360,131
Investor Class	5,760,381	50,701,458	6,399,086	56,331,030

		297,467,932		293,464,483

Reinvestment of distributions
Class A	76,536	674,307	75,025	660,884
Class C	5,618	49,419	7,821	68,854
Institutional Class	303,096	2,671,966	216,233	1,904,254
Investor Class	295,606	2,603,622	296,167	2,607,124

		5,999,314		5,241,116

Payment for shares redeemed
Class A	(5,499,067)	(48,464,493)	(4,941,438)	(43,537,034)
Class C	(710,751)	(6,249,544)	(1,007,483)	(8,862,824)
Institutional Class	(16,348,750)	(144,017,590)	(23,189,763)	(204,359,095)
Investor Class	(6,315,079)	(55,569,852)	(6,579,452)	(57,918,194)

		(254,301,479)		(314,677,147)

Net increase (decrease) in net assets resulting from capital share transactions		49,165,767		(15,971,548)

Total increase (decrease) in net assets		53,088,198		(18,773,061)

Net assets
Beginning of period		599,741,325		618,514,386

End of period		$652,829,523		$599,741,325

Undistributed net investment income		$34,367		$258,763

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Short-Term Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
CLASS A	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$8.77	$8.81	$8.76	$8.73	$8.66	$8.23
Net investment income	0.10	0.10	0.14	0.16	0.05	0.23
Net realized and unrealized gains (losses) on investments	0.05	(0.04)	0.05	0.04	0.07	0.46

Total from investment operations	0.15	0.06	0.19	0.20	0.12	0.69
Distributions to shareholders from
Net investment income	(0.10)	(0.10)	(0.14)	(0.17)	(0.05)	(0.26)
Net asset value, end of period	$8.82	$8.77	$8.81	$8.76	$8.73	$8.66
Total return[2]	1.72%	0.72%	2.22%	2.33%	1.37%	8.43%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.87%	0.90%	0.89%	0.89%	0.93%
Net expenses	0.78%	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	1.12%	1.17%	1.63%	1.84%	2.05%	2.64%
Supplemental data
Portfolio turnover rate	70%	75%	44%	51%	11%	45%
Net assets, end of period (000s omitted)	$59,962	$65,812	$69,247	$56,555	$47,121	$41,369

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Short-Term Bond Fund	25

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
CLASS C	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$8.76	$8.80	$8.75	$8.73	$8.65	$8.22
Net investment income	0.03	0.04	0.08	0.10	0.03	0.16
Net realized and unrealized gains (losses) on investments	0.05	(0.04)	0.05	0.03	0.08	0.46

Total from investment operations	0.08	0.00	0.13	0.13	0.11	0.62
Distributions to shareholders from
Net investment income	(0.03)	(0.04)	(0.08)	(0.11)	(0.03)	(0.19)
Net asset value, end of period	$8.81	$8.76	$8.80	$8.75	$8.73	$8.65
Total return[2]	0.97%	(0.03)%	1.46%	1.45%	1.29%	7.61%
Ratios to average net assets (annualized)
Gross expenses	1.57%	1.62%	1.65%	1.65%	1.65%	1.68%
Net expenses	1.53%	1.55%	1.55%	1.55%	1.55%	1.55%
Net investment income	0.37%	0.42%	0.89%	1.10%	1.28%	1.70%
Supplemental data
Portfolio turnover rate	70%	75%	44%	51%	11%	45%
Net assets, end of period (000s omitted)	$14,852	$16,686	$18,501	$19,510	$14,299	$11,050

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Short-Term Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$8.77	$8.81	$8.77	$8.74	$8.66	$8.24
Net investment income	0.12	0.13	0.17	0.19	0.06	0.25
Net realized and unrealized gains (losses) on investments	0.07	(0.04)	0.04	0.04	0.08	0.45

Total from investment operations	0.19	0.09	0.21	0.23	0.14	0.70
Distributions to shareholders from
Net investment income	(0.13)	(0.13)	(0.17)	(0.20)	(0.06)	(0.28)
Net asset value, end of period	$8.83	$8.77	$8.81	$8.77	$8.74	$8.66
Total return[2]	2.15%	1.04%	2.43%	2.66%	1.57%	8.65%
Ratios to average net assets (annualized)
Gross expenses	0.49%	0.53%	0.57%	0.56%	0.56%	0.58%
Net expenses	0.47%	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	1.42%	1.47%	1.95%	2.17%	2.38%	2.84%
Supplemental data
Portfolio turnover rate	70%	75%	44%	51%	11%	45%
Net assets, end of period (000s omitted)	$330,613	$269,123	$282,512	$327,124	$292,080	$285,559

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Short-Term Bond Fund	27

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
INVESTOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$8.76	$8.80	$8.76	$8.73	$8.66	$8.23
Net investment income	0.09	0.10	0.14	0.16	0.05	0.23
Net realized and unrealized gains (losses) on investments	0.07	(0.04)	0.04	0.04	0.07	0.45

Total from investment operations	0.16	0.06	0.18	0.20	0.12	0.68
Distributions to shareholders from
Net investment income	(0.10)	(0.10)	(0.14)	(0.17)	(0.05)	(0.25)
Net asset value, end of period	$8.82	$8.76	$8.80	$8.76	$8.73	$8.66
Total return[2]	1.83%	0.70%	2.08%	2.30%	1.36%	8.38%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.90%	0.93%	0.92%	0.94%	0.99%
Net expenses	0.79%	0.82%	0.83%	0.83%	0.84%	0.85%
Net investment income	1.10%	1.15%	1.61%	1.82%	2.02%	2.73%
Supplemental data
Portfolio turnover rate	70%	75%	44%	51%	11%	45%
Net assets, end of period (000s omitted)	$247,403	$248,120	$248,254	$248,514	$266,746	$267,625

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Short-Term Bond Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Short-Term Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the

Notes to financial statements	Wells Fargo Advantage Short-Term Bond Fund	29

securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

30	Wells Fargo Advantage Short-Term Bond Fund	Notes to financial statements

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At August 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$(90,000)	$90,000

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage Short-Term Bond Fund	31

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$93,498,483	$0	$93,498,483

Asset-backed securities	0	58,939,737	0	58,939,737

Corporate bonds and notes	0	248,222,477	0	248,222,477

Municipal obligations	0	35,012,366	3,736,500	38,748,866

Non-agency mortgage backed securities	0	77,013,528	0	77,013,528

Preferred stocks
Financials	0	0	1,668,031	1,668,031

U.S. Treasury securities	4,497,438	0	0	4,497,438

Yankee corporate bonds and notes	0	99,191,292	0	99,191,292

Short-term investments
Investment companies	25,256,747	0	0	25,256,747
U.S. Treasury securities	299,997	0	0	299,997
	30,054,182	611,877,883	5,404,531	647,336,596
Futures contracts	57,993	0	0	57,993
Total assets	$30,112,175	$611,877,883	$5,404,531	$647,394,589

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.30% and declining to 0.225% as the average daily net assets of the Fund increase. Prior to January 1, 2014, Funds Management was entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increased. For the year ended August 31, 2014, the advisory fee was equivalent to an annual rate of 0.31% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an

32	Wells Fargo Advantage Short-Term Bond Fund	Notes to financial statements

annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.77% for Class A shares, 1.52% for Class C shares, 0.48% for Institutional Class shares, and 0.78% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to January 1, 2014, the Fund’s expenses were capped at 0.80% for Class A shares, 1.55% for Class C shares, and 0.81% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A and Class C shares. For the year ended August 31, 2014, Funds Distributor received $1,129 from the sale of Class A shares and $324 and $100 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2014, were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$63,846,837	$516,488,804	$21,091,791	$415,766,549

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2014, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio.

At August 31, 2014, the Fund had long and short futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at August 31, 2014	Unrealized gains (losses)
12-31-2014	JPMorgan	1016 Long	2-Year U.S. Treasury Notes	$222,551,626	$156,819
12-31-2014	JPMorgan	145 Short	5-Year U.S. Treasury Notes	17,231,211	(44,455)

The Fund had an average notional amount of $131,857,230 and $39,912,132 in long and short futures contracts, respectively, during the year ended August 31, 2014.

Notes to financial statements	Wells Fargo Advantage Short-Term Bond Fund	33

On August 31, 2014, the cumulative unrealized gains on futures contracts in the amount of $112,364 are reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The receivable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized losses and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Futures – variation margin	JPMorgan	$57,993	$0	$0	$57,993

7. CAPITAL SHARES

As a result of the transfer of assets from Funds Management, former program manager of the 529 college savings plans for the State of Wisconsin, to a new program manager, the Fund redeemed assets from its Institutional Class on October 26, 2012 with a value of $96,706,612, representing 16.1% of the Fund. This amount is reflected in the Statement of Changes in Net Assets for the year ended August 31, 2013.

8. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended August 31, 2014, the Fund paid $752 in commitment fees.

For the year ended August 31, 2014, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $8,183,756 and $7,271,206 of ordinary income for the years ended August 31, 2014 and August 31, 2013 respectively.

As of August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$1,216,006	$583,014	$2,914,836

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

34	Wells Fargo Advantage Short-Term Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Short-Term Bond Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the period from June 1, 2010 through August 31, 2010, and the one-year period ended May 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Short-Term Bond Fund as of August 31, 2014, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 27, 2014

Other information (unaudited)	Wells Fargo Advantage Short-Term Bond Fund	35

TAX INFORMATION

For the fiscal year ended August 31, 2014, $6,491,724 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36	Wells Fargo Advantage Short-Term Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Short-Term Bond Fund	37

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

38	Wells Fargo Advantage Short-Term Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Short-Term Bond Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

Other information (unaudited)	Wells Fargo Advantage Short-Term Bond Fund	39

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Barclays 1-3 Year Government/Credit Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups for the Institutional Class and Class A, and higher than the median net operating expense ratio of the expense Group for the Investor Class. However, the Board viewed favorably Funds Management’s proposal to reduce the net operating expense caps for each share class of the Fund, including the Investor Class.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for the Institutional Class and Class A, and higher than the average rate for the Fund’s expense Group for the Investor Class. However, the Board viewed favorably Fund’s Management’s proposal to reduce the net operating expense caps for each share class of the Fund, including the Investor Class.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

40	Wells Fargo Advantage Short-Term Bond Fund	Other information (unaudited)

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage Short-Term Bond Fund	41

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

227663 10-14 A221/AR221 08-14

Wells Fargo Advantage
Short-Term High Yield Bond Fund

Annual Report

August 31, 2014

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Short-Term High Yield Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Short-Term High Yield Bond Fund for the 12-month period that ended August 31, 2014. The period was marked by low interest rates and investor demand for yield, notably for lower-rated credits and longer-duration bonds.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing. In the U.S., the Federal Reserve (Fed) kept its key interest rate near zero in order to support the economy and the financial system. It also continued its quantitative easing program, although it reduced the size of its bond-buying program by approximately $10 billion per month and discussed changes to its forward guidance as it begins to normalize monetary policy. Meanwhile, European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In June 2014, the ECB announced a variety of measures aimed at encouraging lending, including cutting its key rate to a historic low of 0.15%, making funds available to banks at low interest rates, and imposing a negative interest rate on bank deposits held at the central bank. In Japan, the Bank of Japan maintained an aggressive monetary program, which began in early 2013, that was aimed at combating deflation by doubling the bank’s asset base over two years.

As the engine of economic growth, U.S. interest rates led other developed countries but remained low.

The Fed has a dual mandate to maximize employment and keep prices stable, and economic activity during the period showed improvement on both these fronts. The unemployment rate ticked lower to 6.1% as of August 2014. Payroll jobs advanced, and the number of long-term unemployed decreased, although labor market slack remains a concern for the Fed. On the inflation front, the personal consumption expenditures price index rose from a deflationary danger zone toward the Fed’s longer-run objective of a 2.0% pace.

Elsewhere, economic data continued to show sluggish growth. The European Union’s gross domestic product was unchanged in the second quarter of 2014 and up only 0.7% from a year earlier. The region’s unemployment rate remained high at 11.5% in July 2014. In Japan, its economy faltered in reaction to a sales tax increase despite Prime Minister Shinzo Abe’s economic plans to promote growth.

With the U.S. economy the furthest along its business cycle, the level of interest rates in the U.S. and Europe began to diverge—the 10-year U.S. Treasury yield was 2.42% at the end of August 2014 compared with 0.89% for the 10-year German bund yield, approximately 150 basis points higher (100 basis points = 1%). The Fed is closer to eventually increasing interest rates, while the ECB potentially needs to further increase rather than scale back its amount of accommodation. Further, U.S. economic activity appears healthier than Europe’s.

Fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility. However, yields have been at historically low levels, and there is a risk of rising rates and negative bond returns.

Letter to shareholders (unaudited)	Wells Fargo Advantage Short-Term High Yield Bond Fund	3

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

4	Wells Fargo Advantage Short-Term High Yield Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Thomas M. Price, CFA

Kevin J. Maas, CFA

Michael J. Schueller, CFA

Average annual total returns1 (%) as of August 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SSTHX)	2-29-2000	0.29	4.42	4.06	3.40	5.06	4.38	0.94	0.83
Class C (WFHYX)	3-31-2008	1.62	4.28	3.62	2.62	4.28	3.62	1.69	1.58
Administrator Class (WDHYX)	7-30-2010	–	–	–	3.69	5.19	4.44	0.88	0.67
Institutional Class (STYIX)	11-30-2012	–	–	–	3.72	5.18	4.44	0.61	0.52
Investor Class (STHBX)	6-30-1997	–	–	–	3.36	5.03	4.37	0.97	0.86
BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index[4]	–	–	–	–	6.82	9.34	7.14	–	–
Short-Term High Yield Bond Index III[5]	–	–	–	–	7.00	9.68	7.39	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Short-Term High Yield Bond Fund	5

Growth of $10,000 investment[6] as of August 31, 2014

1.	Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for Class A shares through June 19, 2008, includes Advisor Class expenses. Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares, adjusted to include the higher expenses applicable to Class C shares. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Class A shares and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.02% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

3.	The Adviser has committed through December 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.81% for Class A, 1.56% for Class C, 0.65% for Administrator Class, 0.50% for Institutional Class, and 0.84% for Investor Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index is an unmanaged index that generally tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. You cannot invest directly in an index.

5.	The Short-Term High Yield Bond Index III is comprised of 70% of BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index and 30% of BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Year Index. The BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index is an unmanaged index that generally tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. The BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Year Index is an unmanaged index that generally tracks the performance of B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent 10 years with the performance of the BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index and the Short-Term High Yield Bond Index III. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

7.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	The credit quality of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality, and credit quality ratings, are subject to change.

6	Wells Fargo Advantage Short-Term High Yield Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmarks, the BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1–5 Year Index and the Short-Term High Yield Bond Index III, for the 12-month period that ended August 31, 2014.

■	The primary driver of the Fund’s underperformance was our continued conservative credit selection relative to the benchmarks as credit spreads rallied substantially over the 12-month period. The Fund was underweight riskier assets that performed well during the period.

■	We continue to believe that we are in a period of modest economic growth and solid credit fundamentals, including a below-average default rate. Given our objective of delivering a lower volatility offering in the high-yield space, we intend to continue with our conservative credit selection.

Ten largest long-term holdings[7] (%) as of August 31, 2014
Chesapeake Energy Corporation Company, 3.48%, 4-15-2019	1.28
CIT Group Incorporated, 4.25%, 8-15-2017	1.20
Sally Holdings Incorporated, 6.88%, 11-15-2019	1.13
Case New Holland Industrial Incorporated, 7.88%, 12-1-2017	1.08
FMG Resources Limited, 6.00%, 4-1-2017	1.06
United Rentals Incorporated, 5.75%, 7-15-2018	1.04
AES Corporation, 8.00%, 10-15-2017	1.02
Kodiak Oil & Gas Corporation, 8.13%, 12-1-2019	1.02
SESI LLC, 6.38%, 5-1-2019	1.02
NRG Energy Incorporated, 7.63%, 1-15-2018	1.00

Demand for high-yield securities continued.

The U.S. economy continued to grow during the 12-month period despite a soft first quarter. The recovery, combined with easy monetary conditions, created strong demand for higher-yielding securities. By late June 2014, the high-yield market reached post–financial crisis low yields and tight spreads. The market was soft during July 2014 but recovered much of the weakness in August 2014 to finish the 12-month period with strong returns of nearly 7.0%.

Our expectation as we entered the period was that returns would be primarily driven by income, as the average price on high yield bonds was well above par (and near all-time highs), leaving minimal room for appreciation, in our opinion, especially if Treasury rates increased. We did not expect significant depreciation because we believed that most companies were appropriately capitalized for the economic conditions.

Throughout the period, our view on the economic recovery became more optimistic. We were not expecting a strong economic rebound but gained confidence that the slow growth recovery would continue. Slow growth, in our view, is more than sufficient to support the credit prospects of higher-quality high-yield issuers.

Credit quality[9] as of August 31, 2014

The Fund primarily invests in relatively higher-rated short-term high-yield securities.

The primary detractors from performance were due to the Fund’s focus on shorter duration and more conservative bonds within credit tiers versus its benchmarks. Within the short-term segment of the high-yield bond market, lower-quality credits and longer-duration paper tended to outperform during the period.

The Fund’s portfolio strategy did not change significantly during the period.

Our investments continued to fit into three principal categories. The first category is composed of short maturity bonds that we expect to be repaid on the maturity date. The second category is made up of bonds with high coupons that we expect to be refinanced on a call date. These two categories comprised slightly less than 70% of the portfolio during the period. The third category consists of floating-rate securities, primarily leveraged loans.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Short-Term High Yield Bond Fund	7

Fear of higher rates created huge demand for leveraged loans through March 2014 due to the floating-rate feature. Demand declined during the second half of the period as investors became more comfortable that rates were not heading higher. Loans offered higher yields than bonds during the period, but the higher yields were paired with more spread exposure, or price sensitivity to a change in its option-adjusted spread. We increased our loan exposure as we were willing to accept the greater spread risk given our constructive credit view. We intend to continue evaluating relative opportunities for the Fund in the upcoming period, but we are not expecting significant changes to overall portfolio positioning.

Please see footnotes on page 5.

8	Wells Fargo Advantage Short-Term High Yield Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2014 to August 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2014	Ending account value 8-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,007.59	$4.10	0.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$4.13	0.81%
Class C
Actual	$1,000.00	$1,003.79	$7.88	1.56%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.34	$7.93	1.56%
Administrator Class
Actual	$1,000.00	$1,008.39	$3.29	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%
Institutional Class
Actual	$1,000.00	$1,007.92	$2.53	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55	0.50%
Investor Class
Actual	$1,000.00	$1,007.43	$4.25	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28	0.84%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Short-Term High Yield Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes : 61.73%

Consumer Discretionary : 13.05%

Auto Components: 0.95%
Tenneco Automotive Incorporated	7.75%	8-15-2018	$7,570,000	$7,891,725
TRW Automotive Incorporated 144A	7.25	3-15-2017	7,400,000	8,288,000

				16,179,725

Automobiles: 0.87%
Chrysler Group LLC/CG Co-Issuer Incorporated	8.00	6-15-2019	13,640,000	14,671,866

Diversified Consumer Services: 2.30%
Avis Budget Car Rental LLC ±	2.98	12-1-2017	8,891,000	8,846,545
Avis Budget Car Rental LLC	4.88	11-15-2017	8,120,000	8,383,900
Hertz Corporation	7.50	10-15-2018	5,870,000	6,126,813
Service Corporation International	7.00	6-15-2017	14,176,000	15,646,760

				39,004,018

Hotels, Restaurants & Leisure: 0.91%
Burger King Corporation	9.88	10-15-2018	3,310,000	3,516,875
MGM Resorts International	6.63	7-15-2015	6,000,000	6,240,000
MGM Resorts International	7.50	6-1-2016	5,265,000	5,725,688

				15,482,563

Household Durables: 3.25%
Beazer Homes USA Company	6.63	4-15-2018	12,395,000	13,045,738
DR Horton Incorporated	3.63	2-15-2018	2,000,000	2,030,000
DR Horton Incorporated	4.75	5-15-2017	6,050,000	6,367,625
Jarden Corporation	7.50	5-1-2017	13,115,000	14,639,619
Lennar Corporation	4.13	12-1-2018	7,000,000	7,070,000
Lennar Corporation	4.75	12-15-2017	300,000	312,000
Mohawk Industries Incorporated	6.13	1-15-2016	5,472,000	5,856,463
Pulte Group Incorporated	7.63	10-15-2017	5,155,000	5,876,700

				55,198,145

Media: 2.85%
CSC Holdings LLC	7.63	7-15-2018	8,050,000	9,197,125
DISH DBS Corporation	4.25	4-1-2018	14,670,000	15,018,413
Gannett Companies Incorporated	7.13	9-1-2018	11,500,000	11,931,250
Gannett Companies Incorporated	8.75	11-15-2014	5,000,000	5,065,000
Univision Communications Incorporated 144A	6.88	5-15-2019	6,745,000	7,149,700

				48,361,488

Specialty Retail: 1.92%
Limited Brands Incorporated	6.90	7-15-2017	12,025,000	13,422,906
Sally Holdings Incorporated	6.88	11-15-2019	17,825,000	19,206,438

				32,629,344

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Short-Term High Yield Bond Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Consumer Staples: 1.19%

Beverages: 0.86%
Constellation Brands Incorporated	7.25%	9-1-2016	$13,190,000	$14,541,975

Food Products: 0.33%
Dean Foods Company	7.00	6-1-2016	5,300,000	5,671,000

Energy: 12.78%

Energy Equipment & Services: 2.41%
Exterran Holdings Incorporated	7.25	12-1-2018	7,840,000	8,173,200
SESI LLC	6.38	5-1-2019	16,400,000	17,261,000
Targa Resources Partners LP	7.88	10-15-2018	14,770,000	15,416,188

				40,850,388

Oil, Gas & Consumable Fuels: 10.37%
Bill Barrett Corporation	7.63	10-1-2019	2,150,000	2,268,250
Carrizo Oil & Gas Incorporated	8.63	10-15-2018	12,185,000	12,779,019
Chesapeake Energy Corporation Company ±	3.48	4-15-2019	21,490,000	21,704,900
Clayton Williams Energy Incorporated	7.75	4-1-2019	8,575,000	9,046,625
Crestwood Midstream Partners LP	7.75	4-1-2019	1,945,000	2,066,563
El Paso LLC	7.00	6-15-2017	5,300,000	5,989,000
Energy XXI Gulf Coast Incorporated	9.25	12-15-2017	15,595,000	16,530,700
EP Energy LLC/Everest Acquisition Finance LLC	6.88	5-1-2019	14,740,000	15,550,700
EPL Oil & Gas Incorporated	8.25	2-15-2018	3,810,000	4,038,600
Kinder Morgan Finance Company LLC 144A	6.00	1-15-2018	9,000,000	10,023,750
Kodiak Oil & Gas Corporation	8.13	12-1-2019	15,785,000	17,363,500
Oasis Petroleum Incorporated	7.25	2-1-2019	4,015,000	4,215,750
Peabody Energy Corporation	7.38	11-1-2016	7,100,000	7,676,875
Plains Exploration & Production Company	6.13	6-15-2019	8,941,000	9,868,629
Regency Energy Partners Company	6.88	12-1-2018	16,311,000	17,004,218
Tesoro Corporation	4.25	10-1-2017	4,000,000	4,160,000
WPX Energy Incorporated	5.25	1-15-2017	14,965,000	15,750,663

				176,037,742

Financials: 6.24%

Banks: 1.53%
AmSouth Bank	5.20	4-1-2015	5,370,000	5,501,463
CIT Group Incorporated	4.25	8-15-2017	19,575,000	20,309,063
CIT Group Incorporated	5.00	5-15-2017	135,000	142,594

				25,953,120

Consumer Finance: 4.20%
Ally Financial Incorporated ±	2.91	7-18-2016	4,560,000	4,648,925
Ally Financial Incorporated	5.50	2-15-2017	9,500,000	10,141,250
Ally Financial Incorporated	6.25	12-1-2017	1,915,000	2,108,894
Discover Financial Services Company	6.45	6-12-2017	8,035,000	9,049,282
General Motors Financial Company Incorporated	2.63	7-10-2017	2,000,000	2,008,768
General Motors Financial Company Incorporated	3.25	5-15-2018	880,000	886,600
General Motors Financial Company Incorporated	4.75	8-15-2017	14,970,000	15,740,955

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Short-Term High Yield Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Consumer Finance (continued)
SLM Corporation	3.88%	9-10-2015	$8,000,000	$8,162,400
SLM Corporation Series A	5.00	4-15-2015	7,300,000	7,455,125
Toll Brothers Finance Corporation	4.00	12-31-2018	1,905,000	1,938,338
Toll Brothers Finance Corporation	8.91	10-15-2017	7,750,000	9,222,500

				71,363,037

Diversified Financial Services: 0.51%
Icahn Enterprises LP	3.50	3-15-2017	8,595,000	8,648,719

				8,648,719

Health Care: 2.94%

Health Care Equipment & Supplies: 0.98%
Biomet Incorporated	6.50	8-1-2020	8,565,000	9,218,081
Fresenius US Finance II Incorporated 144A	9.00	7-15-2015	7,000,000	7,420,000

				16,638,081

Health Care Providers & Services: 1.96%
Fresenius Medical Care Holdings Incorporated	6.88	7-15-2017	9,120,000	10,146,000
Hanger Incorporated	7.13	11-15-2018	13,547,000	14,021,145
HCA Incorporated	8.00	10-1-2018	890,000	1,041,300
HealthSouth Corporation	7.25	10-1-2018	7,470,000	7,768,800
Universal Health Services Incorporated	7.13	6-30-2016	300,000	331,500

				33,308,745

Industrials: 8.96%

Aerospace & Defense: 0.67%
Esterline Technologies Corporation	7.00	8-1-2020	10,555,000	11,293,850

Building Products: 1.13%
Building Materials Corporation 144A	6.88	8-15-2018	6,020,000	6,245,750
Masco Corporation	5.85	3-15-2017	508,000	548,640
Masco Corporation	6.13	10-3-2016	9,409,000	10,185,243
USG Corporation 144A	8.38	10-15-2018	2,065,000	2,163,088

				19,142,721

Commercial Services & Supplies: 2.72%
Deluxe Corporation	5.13	10-1-2014	5,000,000	5,012,500
Deluxe Corporation	7.00	3-15-2019	6,770,000	7,108,500
Iron Mountain Incorporated	7.75	10-1-2019	10,375,000	11,217,969
Mobile Mini Incorporated	7.88	12-1-2020	470,000	507,600
RR Donnelley & Sons Company	5.50	5-15-2015	6,550,000	6,730,125
RR Donnelley & Sons Company	7.25	5-15-2018	1,705,000	1,922,388
Swift Services Holdings Incorporated	10.00	11-15-2018	11,775,000	12,540,375
West Corporation	7.88	1-15-2019	1,044,000	1,094,895

				46,134,352

Diversified Consumer Services: 0.77%
ADT Corporation	2.25	7-15-2017	13,255,000	13,089,313

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Short-Term High Yield Bond Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Electrical Equipment: 0.29%
General Cable Corporation ±	2.61%	4-1-2015	$5,000,000	$4,987,500

Machinery: 1.85%
Case New Holland Industrial Incorporated	7.88	12-1-2017	16,095,000	18,388,538
SPX Corporation	6.88	9-1-2017	11,805,000	13,015,013

				31,403,551

Trading Companies & Distributors: 1.53%
International Lease Finance Corporation	5.75	5-15-2016	2,750,000	2,915,000
International Lease Finance Corporation	4.88	4-1-2015	5,300,000	5,406,000
United Rentals Incorporated	5.75	7-15-2018	16,730,000	17,608,325

				25,929,325

Information Technology: 2.43%

Electronic Equipment, Instruments & Components: 0.56%
CDW LLC	8.00	12-15-2018	275,000	291,500
Jabil Circuit Incorporated	7.75	7-15-2016	8,300,000	9,254,500

				9,546,000

Internet Software & Services: 1.08%
CCO Holdings LLC	7.38	6-1-2020	4,045,000	4,368,600
IAC/InterActiveCorp	4.88	11-30-2018	13,400,000	13,902,500

				18,271,100

IT Services: 0.79%
Cardtronics Incorporated	8.25	9-1-2018	12,925,000	13,458,156

Materials: 6.52%

Chemicals: 0.57%
Celanese US Holdings LLC	6.63	10-15-2018	8,124,000	8,428,650
Polyone Corporation	7.38	9-15-2020	1,130,000	1,217,575

				9,646,225

Construction Materials: 0.25%
Vulcan Materials Company	6.40	11-30-2017	3,250,000	3,591,250
Vulcan Materials Company	6.50	12-1-2016	635,000	693,738

				4,284,988

Containers & Packaging: 3.17%
Graphic Packaging International Company	7.88	10-1-2018	3,482,000	3,629,985
Greif Incorporated	6.75	2-1-2017	9,180,000	9,960,300
Owens Brockway Glass Container Incorporated	7.38	5-15-2016	6,560,000	7,117,600
Owens-Illinois Incorporated	7.80	5-15-2018	9,305,000	10,700,750
Reynolds Group Holdings Limited	7.13	4-15-2019	195,000	202,556
Reynolds Group Holdings Limited	7.88	8-15-2019	7,345,000	7,950,963
Sealed Air Corporation 144A	8.13	9-15-2019	12,965,000	14,164,263

				53,726,417

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Short-Term High Yield Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Metals & Mining: 2.53%
Commercial Metals Company	7.35%	8-15-2018	$12,955,000	$14,639,150
Steel Dynamics Incorporated	6.13	8-15-2019	9,690,000	10,368,300
Sunchoke Energy Incorporated	7.63	8-1-2019	9,850,000	10,416,375
US Steel Corporation	7.00	2-1-2018	6,923,000	7,597,993

				43,021,818

Telecommunication Services: 5.03%

Diversified Telecommunication Services: 3.43%
CenturyLink Incorporated	6.00	4-1-2017	10,390,000	11,247,175
Frontier Communications Corporation	8.25	4-15-2017	8,540,000	9,714,250
Level 3 Financing Incorporated	8.13	7-1-2019	8,335,000	9,022,638
Windstream Corporation	7.88	11-1-2017	8,050,000	9,156,875
Windstream Corporation	9.88	12-1-2018	3,630,000	3,870,488
Zayo Group LLC/Zayo Capital Incorporated	8.13	1-1-2020	14,120,000	15,231,950

				58,243,376

Wireless Telecommunication Services: 1.60%
MetroPCS Wireless Incorporated	7.88	9-1-2018	3,545,000	3,700,094
Sprint Nextel Corporation	6.00	12-1-2016	14,260,000	15,204,725
T-Mobile USA Incorporated	6.46	4-28-2019	7,875,000	8,209,688

				27,114,507

Utilities: 2.59%

Gas Utilities: 0.56%
AmeriGas Partners LP	6.25	8-20-2019	9,085,000	9,561,963

Independent Power & Renewable Electricity Producers: 2.03%
AES Corporation	8.00	10-15-2017	15,080,000	17,379,700
NRG Energy Incorporated	7.63	1-15-2018	15,130,000	17,036,380

				34,416,080

Total Corporate Bonds and Notes (Cost $1,046,643,759)				1,047,811,198

Loans: 27.24%
Activision Blizzard Incorporated ±	3.25	10-12-2020	11,441,250	11,437,017
Allison Transmission Incorporated ±	2.91	8-7-2017	2,085,748	2,094,883
Allison Transmission Incorporated ±	3.75	8-23-2019	6,229,461	6,198,313
Aramark Corporation ±	3.25	9-7-2019	14,538,563	14,387,071
Aramark Corporation ±	3.58	7-26-2016	253,281	251,381
Berry Plastics Group Incorporated ±	3.50	2-8-2020	15,049,546	14,763,153
Biomet Incorporated ±	3.66	7-25-2017	10,122,125	10,098,945
Biomet Incorporated ±	3.16	3-25-2015	1,036,528	1,034,911
Burger King Corporation ±	3.75	9-28-2019	7,569,436	7,562,321
CDW LLC ±	3.25	4-29-2020	13,520,809	13,339,765
Cequel Communications LLC ±	3.50	2-14-2019	12,614,518	12,535,677
Chrysler Group LLC ±	3.50	5-24-2017	7,789,320	7,778,181
CHS/Community Health Systems Incorporated ±	4.25	1-27-2021	6,865,500	6,879,574
CHS/Community Health Systems Incorporated ±	3.48	1-25-2017	9,253,500	9,241,933
Cinemark USA Incorporated ±	3.16	12-18-2019	985,000	981,306

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Short-Term High Yield Bond Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Loans (continued)
Crown Castle Operating Company ±	3.00%	1-31-2021	$8,772,957	$8,719,969
Dell Incorporated ±	4.50	4-29-2020	8,307,225	8,323,258
Delos Finance SARL ±	3.50	3-6-2021	9,000,000	8,935,290
DigitalGlobe Incorporated ±	3.75	1-31-2020	11,383,474	11,332,249
EFS Cogen Holdings I LLC ±	3.75	12-17-2020	7,560,261	7,541,360
Generac Power Systems Incorporated ±	3.25	5-31-2020	14,344,574	14,183,198
HCA Incorporated ±	2.66	2-2-2016	6,775,630	6,758,691
HCA Incorporated ±	2.91	3-31-2017	8,932,500	8,922,585
Hertz Corporation ±	3.00	3-11-2018	9,281,640	9,107,609
Hertz Corporation ±	3.75	3-11-2018	2,216,250	2,201,024
Huntsman International LLC ±<%%	3.75	8-12-2021	11,120,000	11,069,070
Iasis Healthcare LLC ±	4.50	5-3-2018	7,771,575	7,781,289
Ineos US Finance LLC ±	3.75	5-4-2018	16,370,829	16,258,361
Intelsat Jackson Holdings ±	3.75	6-30-2019	14,548,512	14,469,659
KAR Auction Services Incorporated ±	2.75	3-7-2017	9,469,011	9,433,503
Lifepoint Hospitals Incorporated ±	2.66	7-24-2017	4,793,654	4,787,662
Manitowoc Company Incorporated ±	3.25	1-3-2021	1,995,000	1,975,050
Michaels Stores Incorporated ±	3.75	1-28-2020	11,159,492	11,027,922
NBTY Incorporated ±	3.50	10-1-2017	8,172,889	8,115,434
Novelis Incorporated ±	3.75	3-10-2017	13,265,293	13,222,181
Omnova Solutions Incorporated ±	4.25	5-31-2018	2,285,938	2,285,938
Peabody Energy Corporation ±	4.25	9-24-2020	7,557,888	7,506,872
Pinnacle Foods Finance LLC ±	3.25	4-29-2020	6,066,631	5,988,250
Progressive Waste Solutions Limited ±	3.00	10-24-2019	11,237,401	11,244,481
PVH Corporation ±	3.25	2-13-2020	6,217,447	6,247,664
Rexnord LLC ±	4.00	8-21-2020	11,498,609	11,418,808
Reynolds Group Holdings Incorporated ±	4.00	12-1-2018	7,340,351	7,320,605
Salix Pharmaceuticals Limited ±	4.25	1-2-2020	11,155,604	11,166,425
SBA Senior Finance II LLC ±	3.25	3-24-2021	9,715,000	9,614,838
Select Medical Corporation ±	2.99	12-20-2016	948,664	943,920
Select Medical Corporation ±	3.75	6-1-2018	9,304,881	9,229,325
Sensata Technologies Finance Company ±	3.25	5-12-2019	4,600,565	4,583,313
Serta Simmons Holdings LLC ±	4.25	10-1-2019	1,939,198	1,936,464
Spectrum Brands Incorporated ±	3.50	9-4-2019	992,500	986,476
SunGard Data Systems Incorporated ±	4.00	3-8-2020	5,317,693	5,306,632
Tempur-Pedic International Incorporated ±	3.50	3-18-2020	11,483,086	11,411,317
TransDigm Group Incorporated ±	3.50	2-14-2017	780,309	777,710
TransDigm Group Incorporated ±	3.75	2-28-2020	12,684,580	12,598,451
Valeant Pharmaceuticals International Incorporated ±	3.75	2-13-2019	9,427,867	9,398,452
Virgin Media Investment Holdings Limited ±	3.50	6-7-2020	16,070,000	15,845,984
Wendy’s International Incorporated ±	3.25	5-15-2019	2,031,150	2,025,441
West Corporation ±<%%	3.25	6-30-2018	11,907,955	11,773,990

Total Loans (Cost $466,050,839)				462,361,151

Municipal Obligations: 0.90%

Alabama: 0.35%
Jefferson County AL Taxable Warrants Series B (GO)	4.90	4-1-2017	4,225,000	4,318,119
Jefferson County AL Taxable Warrants Series D (GO)	4.90	4-1-2017	1,540,000	1,573,942

				5,892,061

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Short-Term High Yield Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

California: 0.27%
California Judgment Trust (Miscellaneous Revenue) ±	1.59%	6-1-2015	$1,185,000	$1,185,012
Oakland CA Redevelopment Agency Refunding Bond Subordinated Housing Series A (Tax Revenue, Ambac Insured)	5.38	9-1-2016	3,420,000	3,508,510

				4,693,522

Texas: 0.28%
Dallas-Fort Worth TX International Airport Facilities Improvement Corporation (Industrial Development Revenue)	7.00	1-1-2016	4,485,000	4,733,648

Total Municipal Obligations (Cost $15,212,894)				15,319,231

Non-Agency Mortgage Backed Securities: 0.00%
Salomon Brothers Mortgage Securities VII Series 1994-5 Class B2 ±(i)	2.75	4-25-2024	43,678	36,800

Total Non-Agency Mortgage Backed Securities (Cost $43,256)				36,800

Yankee Corporate Bonds and Notes: 5.89%

Consumer Discretionary: 0.94%

Automobiles: 0.42%
Jaguar Land Rover Automotive plc 144A	4.13	12-15-2018	6,925,000	7,028,875

Media: 0.52%
Numericable Group SA 144A	4.88	5-15-2019	8,745,000	8,854,313

Financials: 0.14%

Diversified Financial Services: 0.14%
AerCap Ireland Capital Limited 144A	2.75	5-15-2017	2,385,000	2,385,000

Health Care: 0.37%

Pharmaceuticals: 0.37%
Valeant Pharmaceuticals International Incorporated 144A	6.75	8-15-2018	5,900,000	6,313,000

Information Technology: 2.02%

Electronic Equipment, Instruments & Components: 1.55%
NXP BV/NXP Funding LLC 144A	3.50	9-15-2016	13,600,000	13,889,000
Sensata Technologies BV 144A	6.50	5-15-2019	11,709,000	12,309,075

				26,198,075

Technology Hardware, Storage & Peripherals: 0.47%
Seagate Technology HDD Holdings	6.80	10-1-2016	7,300,000	8,030,000

Materials: 2.29%

Metals & Mining: 2.14%
ArcelorMittal SA	4.25	8-5-2015	7,300,000	7,455,125
ArcelorMittal SA	6.13	6-1-2018	10,000,000	10,887,500
FMG Resources Limited 144A«	6.00	4-1-2017	17,260,000	17,993,550

				36,336,175

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Short-Term High Yield Bond Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Paper & Forest Products: 0.15%
UPM Kymmene Corporation 144A	5.63%	12-1-2014	$2,500,000	$2,525,000

Telecommunication Services: 0.13%

Diversified Telecommunication Services: 0.13%
Intelsat Jackson Holdings SA	7.25	4-1-2019	2,140,000	2,257,700

Total Yankee Corporate Bonds and Notes (Cost $99,922,831)				99,928,138

	Yield		Shares
Short-Term Investments: 3.85%

Investment Companies: 3.85%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)##	0.07		59,318,561	59,318,561
Wells Fargo Securities Lending Cash Investments, LLC (l)(r)(u)	0.11		6,093,100	6,093,100

Total Short-Term Investments (Cost $65,411,661)				65,411,661

Total investments in securities
(Cost $1,693,285,240) *	99.61%	1,690,868,179
Other assets and liabilities, net	0.39	6,656,494

Total net assets	100.00%	$1,697,524,673

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

<	All or a portion of the position represents an unfunded loan commitment.

%%	The security is issued on a when-issued basis.

(i)	Illiquid security for which the designation as illiquid is unaudited.

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities and unfunded loans.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $1,693,286,792 and unrealized gains (losses) consists of:

Gross unrealized gains	$10,509,856
Gross unrealized losses	(12,928,469)

Net unrealized losses	$(2,418,613)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—August 31, 2014	Wells Fargo Advantage Short-Term High Yield Bond Fund	17

Assets
Investments
In unaffiliated securities (including $5,883,755 of securities loaned), at value (cost $1,627,873,579)	$1,625,456,518
In affiliated securities, at value (cost $65,411,661)	65,411,661

Total investments, at value (cost $1,693,285,240)	1,690,868,179
Receivable for investments sold	1,580,000
Receivable for Fund shares sold	6,604,452
Receivable for interest	21,173,776
Receivable for securities lending income	2,121
Prepaid expenses and other assets	85,042

Total assets	1,720,313,570

Liabilities
Dividends payable	856,751
Payable for investments purchased	8,667,375
Payable for Fund shares redeemed	6,023,372
Payable upon receipt of securities loaned	6,093,100
Advisory fee payable	456,422
Distribution fees payable	94,371
Administration fees payable	257,680
Accrued expenses and other liabilities	339,826

Total liabilities	22,788,897

Total net assets	$1,697,524,673

NET ASSETS CONSIST OF
Paid-in capital	$1,701,494,811
Overdistributed net investment income	(791,036)
Accumulated net realized losses on investments	(762,041)
Net unrealized losses on investments	(2,417,061)

Total net assets	$1,697,524,673

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$276,435,715
Shares outstanding – Class A1	33,719,882
Net asset value per share – Class A	$8.20
Maximum offering price per share – Class A2	$8.45
Net assets – Class C	$143,443,603
Shares outstanding – Class C1	17,497,399
Net asset value per share – Class C	$8.20
Net assets – Administrator Class	$509,059,176
Shares outstanding – Administrator Class[1]	62,115,783
Net asset value per share – Administrator Class	$8.20
Net assets – Institutional Class	$540,823,574
Shares outstanding – Institutional Class[1]	66,086,465
Net asset value per share – Institutional Class	$8.18
Net assets – Investor Class	$227,762,605
Shares outstanding – Investor Class[1]	27,781,575
Net asset value per share – Investor Class	$8.20

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/97 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Short-Term High Yield Bond Fund	Statement of operations—year ended August 31, 2014

Investment income
Interest	$67,149,426
Income from affiliated securities	74,303
Securities lending income, net	36,096

Total investment income	67,259,825

Expenses
Advisory fee	6,962,403
Administration fees
Fund level	823,554
Class A	493,439
Class C	226,595
Administrator Class	555,257
Institutional Class	306,606
Investor Class	491,286
Shareholder servicing fees
Class A	770,998
Class C	354,055
Administrator Class	1,359,818
Investor Class	645,641
Distribution fees
Class C	1,062,165
Custody and accounting fees	85,146
Professional fees	55,910
Registration fees	128,237
Shareholder report expenses	98,487
Trustees’ fees and expenses	10,549
Other fees and expenses	27,364

Total expenses	14,457,510
Less: Fee waivers and/or expense reimbursements	(2,052,712)

Net expenses	12,404,798

Net investment income	54,855,027

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(1,133,585)
Net change in unrealized gains (losses) on investments	(62,645)

Net realized and unrealized gains (losses) on investments	(1,196,230)

Net increase in net assets resulting from operations	$53,658,797

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Short-Term High Yield Bond Fund	19

	Year ended August 31, 2014		Year ended August 31, 2013

Operations
Net investment income		$54,855,027		$47,173,697
Net realized gains (losses) on investments		(1,133,585)		3,396,952
Net change in unrealized gains (losses) on investments		(62,645)		(13,871,308)

Net increase in net assets resulting from operations		53,658,797		36,699,341

Distributions to shareholders from
Net investment income
Class A		(9,990,440)		(10,513,974)
Class C		(3,525,479)		(3,582,237)
Administrator Class		(18,901,024)		(20,506,069)
Institutional Class		(13,627,741)		(3,103,533)[1]
Investor Class		(8,293,472)		(9,162,511)
Net realized gains
Class A		(679,349)		(39,696)
Class C		(311,057)		(16,294)
Administrator Class		(1,207,759)		(72,797)
Institutional Class		(665,596)		(720)[1]
Investor Class		(604,264)		(34,580)

Total distributions to shareholders		(57,806,181)		(47,032,411)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	15,249,110	125,909,022	20,148,710	166,913,214
Class C	5,706,301	47,093,148	7,114,933	58,920,937
Administrator Class	44,029,190	363,558,568	52,099,199	430,972,636
Institutional Class	64,080,938	527,975,480	29,495,940 [1]	243,096,222 [1]
Investor Class	18,738,706	154,708,427	20,125,073	166,584,407

		1,219,244,645		1,066,487,416

Reinvestment of distributions
Class A	1,244,498	10,266,433	1,222,470	10,111,232
Class C	444,388	3,665,809	407,267	3,367,963
Administrator Class	2,075,373	17,116,408	1,777,306	14,688,659
Institutional Class	970,793	7,988,302	324,060 [1]	2,672,119 [1]
Investor Class	994,682	8,205,806	932,578	7,712,933

		47,242,758		38,552,906

Payment for shares redeemed
Class A	(17,587,268)	(144,910,840)	(18,180,394)	(150,369,835)
Class C	(4,904,512)	(40,456,301)	(3,715,552)	(30,732,520)
Administrator Class	(51,142,790)	(422,085,077)	(42,406,628)	(350,281,858)
Institutional Class	(24,797,924)	(204,250,615)	(3,987,342)[1]	(32,846,380)[1]
Investor Class	(23,422,680)	(193,143,088)	(17,698,204)	(146,319,663)

		(1,004,845,921)		(710,550,256)

Net increase in net assets resulting from capital share transactions		261,641,482		394,490,066

Total increase in net assets		257,494,098		384,156,996

Net assets
Beginning of period		1,440,030,575		1,055,873,579

End of period		$1,697,524,673		$1,440,030,575

Overdistributed net investment income		$(791,036)		$(789,127)

1.	For the period from November 30, 2012 (commencement of class operations) to August 31, 2013

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Short-Term High Yield Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
CLASS A	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$8.21	$8.26	$8.04	$8.18	$8.09	$7.82
Net investment income	0.27	0.31	0.36	0.40	0.11	0.45
Net realized and unrealized gains (losses) on investments	0.01	(0.05)	0.26	(0.14)	0.09	0.26

Total from investment operations	0.28	0.26	0.62	0.26	0.20	0.71
Distributions to shareholders from
Net investment income	(0.27)	(0.31)	(0.36)	(0.40)	(0.11)	(0.44)
Net realized gains	(0.02)	(0.00)[2]	(0.04)	0.00	0.00	0.00

Total distributions to shareholders	(0.29)	(0.31)	(0.40)	(0.40)	(0.11)	(0.44)
Net asset value, end of period	$8.20	$8.21	$8.26	$8.04	$8.18	$8.09
Total return[3]	3.40%	3.17%	7.81%	3.10%	2.43%	9.17%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.94%	0.99%	1.00%	1.01%	1.03%
Net expenses	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%
Net investment income	3.27%	3.73%	4.33%	4.77%	5.14%	5.50%
Supplemental data
Portfolio turnover rate	28%	33%	28%	36%	15%	40%
Net assets, end of period (000s omitted)	$276,436	$285,726	$261,173	$201,523	$235,754	$212,688

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Amount is less than $0.005.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Short-Term High Yield Bond Fund	21

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
CLASS C	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$8.21	$8.26	$8.04	$8.18	$8.09	$7.82
Net investment income	0.21	0.25	0.29 [2]	0.33	0.09	0.38
Net realized and unrealized gains (losses) on investments	0.01	(0.06)	0.26	(0.14)	0.09	0.26

Total from investment operations	0.22	0.19	0.55	0.19	0.18	0.64
Distributions to shareholders from
Net investment income	(0.21)	(0.24)	(0.29)	(0.33)	(0.09)	(0.37)
Net realized gains	(0.02)	(0.00)[3]	(0.04)	0.00	0.00	0.00

Total distributions to shareholders	(0.23)	(0.24)	(0.33)	(0.33)	(0.09)	(0.37)
Net asset value, end of period	$8.20	$8.21	$8.26	$8.04	$8.18	$8.09
Total return[4]	2.62%	2.40%	7.00%	2.33%	2.24%	8.35%
Ratios to average net assets (annualized)
Gross expenses	1.66%	1.69%	1.73%	1.75%	1.76%	1.78%
Net expenses	1.56%	1.56%	1.56%	1.56%	1.56%	1.56%
Net investment income	2.52%	2.98%	3.58%	3.97%	4.39%	4.69%
Supplemental data
Portfolio turnover rate	28%	33%	28%	36%	15%	40%
Net assets, end of period (000s omitted)	$143,444	$133,379	$102,780	$71,831	$36,050	$32,985

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Short-Term High Yield Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$8.20	$8.26	$8.03	$8.18	$8.18
Net investment income	0.28	0.32	0.37	0.41	0.03 [2]
Net realized and unrealized gains (losses) on investments	0.02	(0.06)	0.27	(0.15)	0.00 [3]

Total from investment operations	0.30	0.26	0.64	0.26	0.03
Distributions to shareholders from
Net investment income	(0.28)	(0.32)	(0.37)	(0.41)	(0.03)
Net realized gains	(0.02)	(0.00)[3]	(0.04)	0.00	0.00

Total distributions to shareholders	(0.30)	(0.32)	(0.41)	(0.41)	(0.03)
Net asset value, end of period	$8.20	$8.20	$8.26	$8.03	$8.18
Total return[4]	3.69%	3.21%	8.12%	3.15%	0.39%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.87%	0.92%	0.94%	0.89%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.64%
Net investment income	3.44%	3.89%	4.48%	4.87%	4.39%
Supplemental data
Portfolio turnover rate	28%	33%	28%	36%	15%
Net assets, end of period (000s omitted)	$509,059	$550,981	$459,746	$249,301	$60

1.	For the period from July 30, 2010 (commencement of class operations) to August 31, 2010

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Short-Term High Yield Bond Fund	23

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2014	2013[1]
Net asset value, beginning of period	$8.19	$8.28
Net investment income	0.29	0.25
Net realized and unrealized gains (losses) on investments	0.01	(0.09)

Total from investment operations	0.30	0.16
Distributions to shareholders from
Net investment income	(0.29)	(0.25)
Net realized gains	(0.02)	(0.00)[2]

Total distributions to shareholders	(0.31)	(0.25)
Net asset value, end of period	$8.18	$8.19
Total return[3]	3.72%	1.92%
Ratios to average net assets (annualized)
Gross expenses	0.58%	0.60%
Net expenses	0.50%	0.50%
Net investment income	3.58%	4.05%
Supplemental data
Portfolio turnover rate	28%	33%
Net assets, end of period (000s omitted)	$540,824	$211,642

1.	For the period from November 30, 2012 (commencement of class operations) to August 31, 2013

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Short-Term High Yield Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
INVESTOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$8.21	$8.26	$8.03	$8.18	$8.09	$7.82
Net investment income	0.27	0.31	0.35 [2]	0.39	0.11	0.44
Net realized and unrealized gains (losses) on investments	0.00 [3]	(0.06)	0.27	(0.15)	0.08	0.26

Total from investment operations	0.27	0.25	0.62	0.24	0.19	0.70
Distributions to shareholders from
Net investment income	(0.26)	(0.30)	(0.35)	(0.39)	(0.10)	(0.43)
Net realized gains	(0.02)	(0.00)[3]	(0.04)	0.00	0.00	0.00

Total distributions to shareholders	(0.28)	(0.30)	(0.39)	(0.39)	(0.10)	(0.43)
Net asset value, end of period	$8.20	$8.21	$8.26	$8.03	$8.18	$8.09
Total return[4]	3.36%	3.13%	7.91%	2.95%	2.42%	9.12%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.97%	1.01%	1.03%	1.05%	1.07%
Net expenses	0.84%	0.84%	0.84%	0.84%	0.85%	0.86%
Net investment income	3.24%	3.70%	4.30%	4.76%	5.10%	5.49%
Supplemental data
Portfolio turnover rate	28%	33%	28%	36%	15%	40%
Net assets, end of period (000s omitted)	$227,763	$258,302	$232,175	$170,952	$177,946	$165,759

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Short-Term High Yield Bond Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Short-Term High Yield Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

26	Wells Fargo Advantage Short-Term High Yield Bond Fund	Notes to financial statements

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values

Notes to financial statements	Wells Fargo Advantage Short-Term High Yield Bond Fund	27

per share. The primary permanent difference causing such reclassifications is due to consent fees. At August 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed net investment income	Accumulated net realized losses on investments
$(518,780)	$518,780

As of August 31, 2014, the Fund had capital loss carryforwards which consist of $760,488 in short-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Corporate bonds and notes	$0	$1,047,811,198	$0	$1,047,811,198

Loans	0	447,926,918	14,434,233	462,361,151

Municipal obligations	0	15,319,231	0	15,319,231

Non-agency mortgage backed securities	0	36,800	0	36,800

Yankee corporate bonds and notes	0	99,928,138	0	99,928,138

Short-term investments
Investment companies	59,318,561	6,093,100	0	65,411,661
Total assets	$59,318,561	$1,617,115,385	$14,434,233	$1,690,868,179

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

28	Wells Fargo Advantage Short-Term High Yield Bond Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase. For the year ended August 31, 2014, the advisory fee was equivalent to an annual rate of 0.42% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.81% for Class A shares, 1.56% for Class C shares, 0.65% for Administrator Class shares, 0.50% for Institutional Class shares, and 0.84% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A and Class C shares. For the year ended August 31, 2014, Funds Distributor received $21,384 from the sale of Class A shares and $164 and $1,125 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2014 were $1,034,389,959 and $436,467,680, respectively.

Notes to financial statements	Wells Fargo Advantage Short-Term High Yield Bond Fund	29

As of August 31, 2014, the Fund had unfunded term loan commitments of $8,667,375.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended August 31, 2014, the Fund paid $3,068 in commitment fees.

For the year ended August 31, 2014, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2014 and August 31, 2013 were as follows:

	Year ended August 31
	2014	2013
Ordinary income	$55,020,724	$46,868,324
Long-term capital gain	2,785,457	164,087

As of August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$65,714	$(2,418,613)	$(760,488)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

30	Wells Fargo Advantage Short-Term High Yield Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Short-Term High Yield Bond Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, each of the periods within the period from June 1, 2010 through August 31, 2010, and the one-year period ended May 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Short-Term High Yield Bond Fund as of August 31, 2014, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 27, 2014

Other information (unaudited)	Wells Fargo Advantage Short-Term High Yield Bond Fund	31

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $2,785,457 was designated as long-term capital gain distributions for the fiscal year ended August 31, 2014.

For the fiscal year ended August 31, 2014, $36,383,962 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2014, $681,082 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage Short-Term High Yield Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Short-Term High Yield Bond Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

34	Wells Fargo Advantage Short-Term High Yield Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Short-Term High Yield Bond Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

Other information (unaudited)	Wells Fargo Advantage Short-Term High Yield Bond Fund	35

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was lower than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was lower than its benchmark, the Bank of America Merrill Lynch High Yield U.S. Corp Cash Pay BB 1-5 Yrs, for all periods under review.

The Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for all periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance. Funds Management advised the Board that the Fund’s investment strategy is dissimilar to the investment strategies of the funds in the Universe which are biased towards investments with shorter maturities. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

36	Wells Fargo Advantage Short-Term High Yield Bond Fund	Other information (unaudited)

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.
The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage Short-Term High Yield Bond Fund	37

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

227664 10-14 A222/AR222 08-14

Wells Fargo Advantage
Ultra Short-Term Income Fund

Annual Report

August 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Ultra Short-Term Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Ultra Short-Term Income Fund for the 12-month period that ended August 31, 2014. The period was marked by low interest rates and investor demand for yield, notably for lower-rated credits and longer-duration bonds.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing. In the U.S., the Federal Reserve (Fed) kept its key interest rate near zero in order to support the economy and the financial system. It also continued its quantitative easing program, although it reduced the size of its bond-buying program by approximately $10 billion per month and discussed changes to its forward guidance as it begins to normalize monetary policy. Meanwhile, European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In June 2014, the ECB announced a variety of measures aimed at encouraging lending, including cutting its key rate to a historic low of 0.15%, making funds available to banks at low interest rates, and imposing a negative interest rate on bank deposits held at the central bank. In Japan, the Bank of Japan maintained an aggressive monetary program, which began in early 2013, that was aimed at combating deflation by doubling the bank’s asset base over two years.

As the engine of economic growth, U.S. interest rates led other developed countries but remained low.

The Fed has a dual mandate to maximize employment and keep prices stable, and economic activity during the period showed improvement on both these fronts. The unemployment rate ticked lower to 6.1% as of August 2014. Payroll jobs advanced, and the number of long-term unemployed decreased, although labor market slack remains a concern for the Fed. On the inflation front, the personal consumption expenditures price index rose from a deflationary danger zone toward the Fed’s longer-run objective of a 2.0% pace.

Elsewhere, economic data continued to show sluggish growth. The European Union’s gross domestic product was unchanged in the second quarter of 2014 and up only 0.7% from a year earlier. The region’s unemployment rate remained high at 11.5% in July 2014. In Japan, its economy faltered in reaction to a sales tax increase despite Prime Minister Shinzo Abe’s economic plans to promote growth.

With the U.S. economy the furthest along its business cycle, the level of interest rates in the U.S. and Europe began to diverge—the 10-year U.S. Treasury yield was 2.42% at the end of August 2014 compared with 0.89% for the 10-year German bund yield, approximately 150 basis points higher (100 basis points = 1%). The Fed is closer to eventually increasing interest rates, while the ECB potentially needs to further increase rather than scale back its amount of accommodation. Further, U.S. economic activity appears healthier than Europe’s.

Fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility. However, yields have been at historically low levels, and there is a risk of rising rates and negative bond returns.

Letter to shareholders (unaudited)	Wells Fargo Advantage Ultra Short-Term Income Fund	3

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

4	Wells Fargo Advantage Ultra Short-Term Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Thomas M. Price, CFA

Jay N. Mueller, CFA

Christopher Y. Kauffman, CFA

Noah Wise, CFA

Average annual total returns1 (%) as of August 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SADAX)	8-31-1999	(1.28)	1.55	1.80	0.74	1.96	2.00	0.79	0.71
Class C (WUSTX)	7-18-2008	(0.95)	1.20	1.26	0.05	1.20	1.26	1.54	1.46
Administrator Class (WUSDX)	4-8-2005	–	–	–	0.89	2.12	2.14	0.73	0.56
Institutional Class (SADIX)	8-31-1999	–	–	–	1.21	2.32	2.40	0.46	0.36
Investor Class (STADX)	11-25-1998	–	–	–	0.71	1.93	1.98	0.82	0.74
Barclays Short-Term U.S. Government/Corporate Index[4]	–	–	–	–	0.23	0.42	2.05	–	–
Barclays 9-12 Month U.S. Short-Term Treasury Index[5]	–	–	–	–	0.26	0.41	2.01	–	–
Barclays 1-3 Year U.S. Government/Credit Bond Index[6]	–	–	–	–	1.12	1.55	2.85	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Ultra Short-Term Income Fund	5

Growth of $10,000 investment[7] as of August 31, 2014

1.	Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for Class A shares through June 19, 2008, includes Advisor Class expenses. Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares, adjusted to include the higher expenses applicable to Class C shares. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to include the higher expenses applicable to Administrator Class shares.

2.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

3.	The Adviser has committed through December 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.70% for Class A, 1.45% for Class C, 0.55% for Administrator Class, 0.35% for Institutional Class, and 0.73% for Investor Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays Short-Term U.S. Government/Corporate Index contains securities that have fallen out of the Barclays U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Barclays Short-Term U.S. Government/Corporate Index must have a maturity from one up to (but not including) 12 months. You cannot invest directly in an index.

5.	The Barclays 9-12 Month U.S. Short-Term Treasury Index includes aged U.S. Treasury bills, notes and bonds with a remaining maturity from nine up to (but not including) 12 months. It excludes zero coupon STRIPS. You cannot invest directly in an index.

6.	The Barclays 1-3 Year U.S. Government/Credit Bond Index is the one- to three-year component of the Barclays U.S. Government/Credit Bond Index which includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.

7.	The chart compares the performance of Class A shares for the most recent 10 years with the performance of the Barclays Short-Term U.S. Government/Corporate Index, the Barclays 9-12 Month U.S. Short-Term Treasury Index, and the Barclays 1-3 Year U.S. Government/Credit Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

8.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

9.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Ultra Short-Term Income Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed its benchmarks, the Barclays Short-Term U.S. Government/Corporate Index and the Barclays 9–12 Month U.S. Short-Term Treasury Index, but underperformed the Barclays 1–3 Year U.S. Government/Credit Bond Index, for the 12-month period that ended August 31, 2014.

■	The Fund’s large overweight to corporate debt was a significant contributor to relative performance during the period due to the higher incremental yields over Treasuries and favorable spread compression. The Fund’s holdings in asset-backed securities (ABS) and mortgage-backed securities (MBS) also generated incremental returns.

■	Due to limited supply and an associated lack of attractive short-term securities to buy, the Fund held more cash at times than we desired, which detracted from results.

Ten largest long-term holdings[8] (%) as of August 31, 2014
FNMA, 3.50%, 9-1-2026	0.87
California PCFA Solid Waste Disposal Series A, 0.45%, 8-1-2023	0.73
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2014-INN Class A, 1.08%, 6-15-2029	0.73
Illinois, 4.42%, 1-1-2015	0.67
CNH Equipment Trust Series 2014-A Class A2, 0.49%, 6-15-2017	0.66
Newell Rubbermaid Incorporated, 2.00%, 6-15-2015	0.64
Ford Credit Auto Lease Trust Series 2014-B Class A2A, 0.51%, 3-15-2017	0.61
Ford Credit Auto Owner Trust Series 2014-B Class A2, 0.47%, 3-15-2017	0.60
Nissan Auto Lease Trust Series 2013-B Class A2A, 0.57%, 1-15-2016	0.59
Providence Health & Services Company, 1.03%, 10-1-2016	0.58

Amid continued economic improvement, monetary policy is becoming less accommodative.

The U.S. economy featured moderate growth, a slowly improving labor market, and low inflation over the past 12 months. Real gross domestic product (GDP) growth averaged about 2.5% in the most recent four quarters, helped by a degree of inventory building. Meanwhile, growth in real final sales (GDP excluding inventory effects) ran closer to 2.1%, which was basically in line with personal consumption figures.

The labor market improved over the past 12 months, with the unemployment rate falling to 6.1% as of August 2014 compared with 7.2% a year ago. Payroll growth has accelerated so far in 2014 with roughly 215,000 net jobs created per month. Some of the reduction in the unemployment rate, however, can be attributed to a decline in labor force participation, which fell to 62.8% as of the end of August 2014 from a high of 66.4% prior to the financial crisis of 2008–2009.

Meanwhile, inflation remained low and stable over the reporting period. The Consumer Price Index (CPI) rose 2% on a year-over-year basis, while CPI excluding food and energy costs (so-called core inflation) rose 1.9%. Low inflation allowed the U.S. Federal Reserve (Fed) to maintain its focus on strengthening the labor market. To this end, the Fed maintained its historically low target rates for overnight lending and continued to purchase Treasury bonds and government-backed mortgage debt, albeit at a gradually slower pace. The Fed intends to finish its asset-purchase program before the end of 2014. Even so, the first overt tightening of monetary policy via a federal funds target rate hike could be delayed well into 2015 or even beyond.

In this environment of moderate growth, low inflation, and an accommodative Fed, we found the most compelling relative value in corporate debt, with securitized debt also generally attractive. Within subsectors, we found attractive relative value in asset-backed securities, including auto loans, auto leases, and equipment leases. Certain well-supported tranches of some commercial mortgage-backed securitizations also offered value as the benign macro environment was generally favorable to commercial real estate. Opportunities to add value through duration and yield-curve shifts were limited.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Ultra Short-Term Income Fund	7

Portfolio allocation[9] as of August 31, 2014

The Fund was overweight corporate notes and securitized debt.

During the period, the Fund maintained an overweight to short-term corporate notes and securitized debt while being underweight U.S. Treasuries and agency debentures. About half of Fund assets were invested in corporate debt securities, while the other primary sector commitment was to securitized debt: MBS pass-throughs, ABS, and collateralized mortgage obligations. Although short-term yields rose modestly higher over the period, the incremental yield from corporate notes and securitized debt allowed the Fund to produce a positive total return in excess of its benchmark. We maintained the Fund’s duration near six months.

We expect spread sectors have the potential to continue to boost returns.

We anticipate that the recent moderate growth and low inflation environment will persist for some quarters to come. In such an environment, we remain comfortable emphasizing spread sector exposure. While some upward movement in benchmark interest rates is likely as the Fed eventually shifts toward a less accommodative stance, the present term structure of interest rates already reasonably reflects higher yields, in our view. We stand ready to take advantage of misvaluations that might appear in the shape of the yield curve as the transition to Fed tightening unfolds.

Please see footnotes on page 5.

8	Wells Fargo Advantage Ultra Short-Term Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2014 to August 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2014	Ending account value 8-31-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,002.49	$3.53	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%
Class C
Actual	$1,000.00	$997.86	$7.30	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.38	1.45%
Administrator Class
Actual	$1,000.00	$1,003.25	$2.78	0.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80	0.55%
Institutional Class
Actual	$1,000.00	$1,004.26	$1.77	0.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.44	$1.79	0.35%
Investor Class
Actual	$1,000.00	$1,001.17	$3.68	0.73%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.53	$3.72	0.73%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Ultra Short-Term Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 15.23%
FDIC Series 2013-R1 Class A 144A	1.15%	3-25-2033	$4,094,287	$4,053,198
FHLMC ±	2.35	3-1-2035	1,691,260	1,807,211
FHLMC ±	2.37	11-1-2035	7,140,780	7,629,284
FHLMC ±	2.38	4-1-2032	145,120	153,859
FHLMC ±	2.38	6-1-2032	6,786	7,120
FHLMC ±	2.44	10-1-2031	79,319	79,762
FHLMC ±	2.46	1-1-2029	79,899	80,765
FHLMC ±	2.53	7-1-2029	5,624	5,905
FHLMC	4.50	2-1-2020	2,534,527	2,712,898
FHLMC	4.50	8-1-2020	1,388,914	1,486,262
FHLMC	4.50	1-1-2022	1,141,220	1,220,750
FHLMC	5.00	12-1-2019	2,834,391	3,045,540
FHLMC	5.50	8-1-2018	770,416	817,582
FHLMC	6.00	4-1-2016	122,140	125,728
FHLMC	6.00	5-1-2017	262,682	273,881
FHLMC	6.00	1-1-2024	2,510,899	2,735,367
FHLMC	7.00	6-1-2031	430,218	498,260
FHLMC	9.00	11-1-2016	67,626	71,630
FHLMC	9.00	12-1-2016	302,682	318,184
FHLMC	9.00	8-1-2018	82,886	88,525
FHLMC	9.00	10-1-2019	54,391	59,917
FHLMC	9.50	12-1-2016	31,043	32,238
FHLMC	9.50	5-1-2020	13,664	13,810
FHLMC	9.50	9-1-2020	121,635	134,853
FHLMC	9.50	12-1-2022	259,197	283,411
FHLMC	10.00	11-17-2021	44,009	46,127
FHLMC	10.50	5-1-2020	124,628	141,148
FHLMC Series 2018 Class A	5.77	3-23-2018	941,308	1,038,896
FHLMC Series 2530 Class BH	5.00	11-15-2017	1,957,433	2,054,999
FHLMC Series 2617 Class GR	4.50	5-15-2018	586,744	614,969
FHLMC Series 2684 Class PE	5.00	1-15-2033	86,179	88,863
FHLMC Series 2690 Class TG	4.50	4-15-2032	499,816	514,621
FHLMC Series 2704 Class BH	4.50	11-15-2023	1,431,845	1,542,319
FHLMC Series 2707 Class QE	4.50	11-15-2018	1,117,939	1,183,380
FHLMC Series 2727 Class PE	4.50	7-15-2032	968,305	986,404
FHLMC Series 2843 Class BC	5.00	8-15-2019	1,386,231	1,472,506
FHLMC Series 2849 Class B	5.00	8-15-2019	2,573,006	2,735,923
FHLMC Series 2855 Class WN	4.00	9-15-2019	569,312	596,218
FHLMC Series 2864 Class NB	5.50	7-15-2033	2,339,284	2,516,263
FHLMC Series 2881 Class AE	5.00	8-15-2034	1,130,617	1,197,884
FHLMC Series 2896 Class CB	4.50	11-15-2019	2,109,922	2,230,823
FHLMC Series 2911 Class UE	5.00	6-15-2033	657,339	662,296
FHLMC Series 2937 Class HJ	5.00	10-15-2019	285,601	289,211
FHLMC Series 2953 Class LD	5.00	12-15-2034	690,720	736,885
FHLMC Series 2963 Class BP	5.00	9-15-2034	414,998	430,222
FHLMC Series 3053 Class AC	5.00	2-15-2035	902,989	911,942
FHLMC Series 3166 Class AC	5.00	6-15-2021	10,585,600	11,658,165
FHLMC Series 3420 Class A	4.50	1-15-2027	341,776	346,010
FHLMC Series 3501 Class AC	4.00	8-15-2023	1,532,130	1,588,852
FHLMC Series 3538 Class DE	3.50	7-15-2023	1,423,465	1,464,839

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC Series 3574 Class EA	3.00%	9-15-2021	$557,853	$573,653
FHLMC Series 3589 Class CA	4.00	10-15-2021	973,636	1,006,098
FHLMC Series 3619 Class EB	3.50	5-15-2024	273,802	284,095
FHLMC Series 3643 Class AJ	1.50	7-15-2015	26,374	26,375
FHLMC Series 3647 Class BG	4.00	12-15-2027	458,680	460,668
FHLMC Series 3649 Class DG	4.00	4-15-2028	830,389	855,539
FHLMC Series 3656 Class EC	3.50	5-15-2024	852,784	873,250
FHLMC Series 3660 Class HE	3.50	10-15-2023	494,074	505,109
FHLMC Series 3689 Class AJ	4.00	12-15-2027	640,318	642,192
FHLMC Series 3689 Class BD	2.00	7-15-2020	801,116	805,793
FHLMC Series 3706 Class AB	3.50	7-15-2020	2,237,745	2,316,303
FHLMC Series 3728 Class EA	3.50	9-15-2020	2,439,881	2,508,231
FHLMC Series 3728 Class EH	3.00	9-15-2020	1,825,347	1,867,106
FHLMC Series 3772 Class HC	3.00	10-15-2018	1,553,039	1,604,373
FHLMC Series 3780 Class DG	3.00	10-15-2027	1,325,193	1,356,197
FHLMC Series 3780 Class GX	3.50	9-15-2028	6,273,933	6,558,098
FHLMC Series 3784 Class DA	4.00	7-15-2025	551,979	575,890
FHLMC Series 3821 Class LA	3.50	4-15-2025	952,786	995,611
FHLMC Series 3834 Class EA	3.50	6-15-2029	1,054,768	1,110,021
FHLMC Series 3842 Class CJ	2.00	9-15-2018	499,137	506,508
FHLMC Series 3878 Class JA	3.50	1-15-2025	840,037	872,899
FHLMC Series 3888 Class JP	4.00	2-15-2037	419,481	433,700
FHLMC Series 3898 Class NE	4.00	7-15-2040	1,402,228	1,477,597
FHLMC Series 3952 Class MK	3.00	11-15-2021	1,587,379	1,608,477
FHLMC Series K003 Class A3	4.32	12-25-2015	2,025,000	2,106,618
FHLMC Series K003 Class AAB	4.77	5-25-2018	1,234,312	1,311,091
FHLMC Series K702 Class A1	2.08	12-25-2017	5,514,587	5,627,421
FHLMC Series T-42 Class A6	9.50	2-25-2042	1,016,466	1,262,248
FHLMC Series Y2-2015 Class 1	2.60	4-20-2015	293,867	297,345
FNMA ±	1.77	10-1-2031	152,592	153,194
FNMA	1.89	2-1-2017	2,000,000	2,037,675
FNMA ±	1.98	1-1-2023	21,101	21,176
FNMA ±	2.14	12-1-2034	1,801,713	1,914,392
FNMA ±	2.25	5-1-2032	47,729	48,276
FNMA ±	2.31	11-1-2031	100,490	101,730
FNMA ±	2.34	6-1-2032	148,019	156,515
FNMA ±	2.39	12-1-2040	465,817	493,191
FNMA ±	2.39	2-1-2033	994,619	1,056,904
FNMA ±	2.41	8-1-2045	1,621,129	1,727,073
FNMA ±	2.42	5-1-2036	1,697,829	1,825,065
FNMA ±	2.49	11-1-2034	2,706,778	2,906,825
FNMA ±	2.51	5-1-2036	1,808,418	1,921,375
FNMA	2.71	9-1-2017	3,624,658	3,767,879
FNMA	3.00	1-1-2021	1,065,997	1,112,983
FNMA	3.09	5-1-2016	1,151,604	1,181,711
FNMA	3.18	12-1-2017	3,425,000	3,541,711
FNMA	3.21	2-1-2016	471,581	483,601
FNMA ±	3.29	4-1-2033	6,518	6,595
FNMA ±	3.45	7-1-2033	65,664	65,983
FNMA	3.50	9-1-2018	1,008,163	1,065,575

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Ultra Short-Term Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA %%	3.50%	9-1-2026	$17,000,000	$17,950,013
FNMA	3.77	1-1-2018	1,188,204	1,199,682
FNMA	3.85	10-1-2016	7,116,428	7,186,003
FNMA	4.00	5-25-2019	202,493	212,004
FNMA	4.00	12-15-2024	1,169,977	1,227,462
FNMA	4.22	5-1-2016	2,264,387	2,354,535
FNMA	4.29	5-1-2016	777,397	814,228
FNMA	4.44	9-1-2015	3,966,641	4,130,498
FNMA	4.50	9-25-2018	1,278,859	1,343,771
FNMA	4.50	6-1-2019	300,171	320,574
FNMA	4.50	5-1-2020	560,650	592,759
FNMA	5.00	1-15-2022	4,576,458	4,854,409
FNMA	5.09	12-1-2016	978,128	1,056,420
FNMA	5.13	2-1-2016	6,369,044	6,665,107
FNMA	5.17	1-1-2016	1,111,948	1,152,795
FNMA	5.21	1-1-2018	2,603,699	2,749,739
FNMA	5.23	7-1-2018	1,730,717	1,807,682
FNMA	5.27	12-1-2016	951,066	1,029,703
FNMA	5.29	8-1-2015	5,721,914	5,900,872
FNMA	5.40	12-1-2016	980,805	1,061,222
FNMA	5.50	1-1-2016	2,792,452	2,915,651
FNMA	5.52	5-1-2017	1,438,699	1,582,833
FNMA	5.85	5-1-2016	4,000,000	4,281,360
FNMA	6.00	4-1-2021	1,883,607	1,997,705
FNMA	6.50	8-1-2031	801,558	936,348
FNMA	6.74	12-1-2015	1,236,505	1,309,711
FNMA	7.00	11-1-2014	3,415	3,421
FNMA	7.84	4-1-2018	4,728,532	5,088,856
FNMA	8.33	7-15-2020	44,607	49,018
FNMA	8.50	7-1-2017	227,141	240,816
FNMA	9.00	12-1-2016	204,197	215,892
FNMA	9.00	2-1-2020	150,477	173,130
FNMA	9.00	10-1-2021	86,594	97,792
FNMA	9.00	6-1-2024	112,371	124,017
FNMA	9.50	12-1-2020	107,704	119,832
FNMA	9.50	3-1-2021	26,054	27,337
FNMA	10.00	3-1-2018	40,677	41,720
FNMA	10.25	9-1-2021	119,620	133,517
FNMA	10.50	8-1-2020	5,252	5,900
FNMA	10.50	4-1-2022	136,330	148,094
FNMA Series 1988-4 Class Z	9.25	3-25-2018	49,367	53,388
FNMA Series 1988-9 Class Z	9.45	4-25-2018	29,133	31,432
FNMA Series 1989-30 Class Z	9.50	6-25-2019	137,490	152,029
FNMA Series 1989-49 Class E	9.30	8-25-2019	19,977	21,638
FNMA Series 1990-111 Class Z	8.75	9-25-2020	32,192	34,693
FNMA Series 1990-119 Class J	9.00	10-25-2020	97,502	110,174
FNMA Series 1990-124 Class Z	9.00	10-25-2020	40,727	46,063
FNMA Series 1990-21 Class Z	9.00	3-25-2020	145,242	164,129
FNMA Series 1990-27 Class Z	9.00	3-25-2020	107,340	121,386
FNMA Series 1990-30 Class D	9.75	3-25-2020	32,130	36,318

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA Series 1990-77 Class D	9.00%	6-25-2020	$44,310	$50,279
FNMA Series 1991-132 Class Z	8.00	10-25-2021	197,274	225,055
FNMA Series 1992-71 Class X	8.25	5-25-2022	72,992	84,946
FNMA Series 2000-T6 Class A2	9.50	6-25-2030	609,869	694,480
FNMA Series 2001-T10 Class A3	9.50	12-25-2041	1,276,824	1,468,264
FNMA Series 2001-T12 Class A3	9.50	8-25-2041	1,064,891	1,246,722
FNMA Series 2001-T8 Class A3 ±	3.69	7-25-2041	2,488,945	2,507,958
FNMA Series 2002-94 Class BK	5.50	1-25-2018	1,605,764	1,679,362
FNMA Series 2002-T1 Class A4	9.50	11-25-2031	1,371,217	1,674,523
FNMA Series 2002-W4 Class A6 ±	3.36	5-25-2042	1,257,971	1,323,291
FNMA Series 2003-125 Class AY	4.00	12-25-2018	2,795,639	2,919,466
FNMA Series 2003-129 Class AP	4.00	1-25-2019	782,175	804,535
FNMA Series 2003-15 Class CN	5.00	3-25-2018	512,873	540,364
FNMA Series 2003-35 Class BC	5.00	5-25-2018	972,663	1,026,414
FNMA Series 2003-35 Class ME	5.00	5-25-2018	514,527	542,992
FNMA Series 2003-W11 Class A1 ±	3.27	6-25-2033	63,649	62,940
FNMA Series 2003-W3 Class 1A4 ±	3.35	8-25-2042	55,964	58,605
FNMA Series 2003-W6 Class 6A ±	3.07	8-25-2042	3,745,196	3,892,768
FNMA Series 2004-92 Class QY	4.50	8-25-2034	1,015,753	1,063,445
FNMA Series 2006-74 Class DP	5.50	3-25-2035	528,801	536,097
FNMA Series 2006-M3 Class B	5.10	8-25-2016	1,591,559	1,706,621
FNMA Series 2007-2 Class FA ±	0.36	2-25-2037	156,245	156,260
FNMA Series 2007-W2 Class 1A1 ±	0.48	3-25-2037	1,376,812	1,372,809
FNMA Series 2008-36 Class AB	4.50	10-25-2022	862,840	884,143
FNMA Series 2008-81 Class LK	5.00	9-25-2023	521,000	559,168
FNMA Series 2009-76 Class HA	4.00	1-25-2019	691,589	714,092
FNMA Series 2010-153 Class AB	2.00	11-25-2018	1,581,301	1,609,989
FNMA Series 2010-153 Class BG	2.50	11-25-2018	1,221,633	1,249,811
FNMA Series 2010-25 Class ND	3.50	3-25-2025	680,884	708,810
FNMA Series 2010-39 Class PD	3.00	6-25-2038	745,900	759,781
FNMA Series 2010-39 Class VY	4.50	3-25-2025	2,570,000	2,713,982
FNMA Series 2010-57 Class DQ	3.00	6-25-2025	1,042,508	1,083,829
FNMA Series 2010-70 Class CT	4.00	11-25-2027	575,826	584,900
FNMA Series 2010-9 Class MB	5.00	5-25-2032	1,000,000	1,059,852
FNMA Series 2010-9 Class PD	4.50	10-25-2039	563,821	568,497
FNMA Series 2011-111 Class MA	4.00	7-25-2038	1,712,804	1,755,120
FNMA Series 2011-115 Class DP	3.50	4-25-2034	749,873	771,671
FNMA Series 2011-122 Class A	3.00	12-25-2025	714,352	731,002
FNMA Series 2011-129 Class LG	3.00	3-25-2037	1,182,477	1,227,500
FNMA Series 2011-33 Class GA	3.50	10-25-2028	1,926,339	1,995,286
FNMA Series 2011-35 Class PA	4.00	2-25-2039	2,197,540	2,307,551
FNMA Series 2011-39 Class DA	3.50	7-25-2024	909,645	939,947
FNMA Series 2011-40 Class CA	3.50	12-25-2028	1,551,001	1,607,943
FNMA Series 2011-42 Class A	3.00	2-25-2024	7,686,392	8,035,454
FNMA Series 2011-56 Class AC	2.00	7-25-2018	500,600	507,322
FNMA Series 2011-61 Class VA	5.00	4-25-2040	1,853,439	1,954,504
FNMA Series 2011-99 Class AB	4.00	12-25-2038	472,483	488,125
FNMA Series 2012-94 Class E	3.00	6-25-2022	235,614	244,894
FNMA Series 2013-M12 Class A	1.53	10-25-2017	2,465,742	2,487,813
FNMA Series 2013-M5 Class ASQ2	0.59	8-25-2015	5,623,637	5,633,546

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Ultra Short-Term Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA Series 2014-M3 Class ASQ2	0.56%	3-25-2016	$9,250,000	$9,249,029
FNMA Series G-22 Class ZT	8.00	12-25-2016	223,469	235,788
FNMA Whole Loan Series 2004-W6 Class 1A4	5.50	7-25-2034	2,176,370	2,199,291
GNMA	7.00	6-15-2033	677,444	765,966
GNMA	9.00	11-15-2017	67,021	71,921
GNMA	9.50	11-15-2017	19,327	20,010
GNMA	10.00	10-20-2017	50,089	52,985
GNMA Series 2004-11 Class QE	5.00	12-16-2032	1,598,415	1,650,397
GNMA Series 2009-35 Class PA	5.00	11-16-2032	751,969	774,565
GNMA Series 2009-74 Class BP	3.50	1-20-2037	677,699	697,478
GNMA Series 2009-93 Class UW	5.00	10-20-2020	1,874,987	1,988,941
GNMA Series 2010-10 Class KC	3.00	8-20-2035	803,480	813,734
GNMA Series 2010-133 Class QK	3.50	9-16-2034	1,184,057	1,224,073
GNMA Series 2010-145 Class UA	1.25	1-20-2036	293,098	293,950
GNMA Series 2010-27 Class AK	4.00	2-16-2023	2,114,383	2,200,540
GNMA Series 2010-29 Class PL	3.00	8-20-2036	810,136	822,987
GNMA Series 2010-32 Class PL	3.25	3-20-2036	790,667	802,919
GNMA Series 2010-43 Class JA	3.00	9-20-2037	987,932	1,012,871
GNMA Series 2010-6 Class BP	2.25	3-16-2033	360,537	361,767
GNMA Series 2010-67 Class QG	4.50	1-20-2038	387,085	387,639
GNMA Series 2010-69 Class DQ	2.75	4-20-2040	318,785	326,483
GNMA Series 2010-7 Class CK	3.50	1-16-2034	781,663	796,614
GNMA Series 2010-84 Class PA	2.00	2-20-2033	30,248	30,263
GNMA Series 2010-87 Class ME	2.00	3-20-2036	2,434,891	2,456,303
GNMA Series 2011-29 Class AG	3.00	8-16-2037	403,169	412,355

Total Agency Securities (Cost $311,168,947)				313,148,915

Asset-Backed Securities: 11.44%
Chase Issuance Trust Series 2012-A5 Class A5	0.59	8-15-2017	10,744,000	10,756,345
Citibank Credit Card Issuance Trust Series 2004 -A8	4.90	12-12-2016	3,000,000	3,038,712
Citibank Credit Card Issuance Trust Series 2005-A5 Class A5	4.55	6-20-2017	3,030,000	3,131,011
Citibank Credit Card Issuance Trust Series 2012-A1 Class A1	0.55	10-10-2017	10,000,000	10,002,270
CNH Equipment Trust Series 2013-A Class A2	0.44	7-15-2016	1,750,090	1,750,177
CNH Equipment Trust Series 2013-C Class A2	0.63	1-17-2017	4,698,704	4,702,407
Countrywide Asset-Backed Certificates Series 2004-AB2 Class A3 ±	0.98	5-25-2036	759,080	755,657
Ford Credit Auto Lease Trust Series 2014-A Class A2A	0.50	10-15-2016	7,085,000	7,089,853
Ford Credit Auto Lease Trust Series 2014-B Class A2A	0.51	3-15-2017	12,450,000	12,449,726
Ford Credit Auto Owner Trust Series 2014-A Class A2	0.48	11-15-2016	11,085,786	11,088,058
Ford Credit Auto Owner Trust Series 2014-B Class A2	0.47	3-15-2017	12,250,000	12,252,291
GE Equipment LLC Series 2013-1 Class A2	0.64	3-22-2016	3,502,552	3,504,748
GE Equipment LLC Series 2013-2 Class A2	0.61	6-24-2016	7,392,586	7,399,454
GE Equipment Small Ticket LLC Series 2013-1A Class A2 144A	0.73	1-25-2016	7,726,828	7,738,209
GE Equipment Transportation LLC Series 2013-1 Class A2	0.50	11-24-2015	1,573,159	1,573,285
Honda Auto Receivables Owner Trust 2013-3 Class A3	0.77	5-15-2017	1,525,000	1,529,133
Honda Auto Receivables Owner Trust 2014-1 Class A2	0.41	9-21-2016	11,550,000	11,550,196
Hyundai Auto Lease Securitization Trust Series 2013-A Class A2 144A	0.51	9-15-2015	878,749	878,788
Hyundai Auto Lease Securitization Trust Series 2013-A Class A3 144A	0.66	6-15-2016	6,407,000	6,413,035
Hyundai Auto Lease Securitization Trust Series 2013-B Class A2 144A	0.75	3-15-2016	7,411,776	7,423,916
Hyundai Auto Lease Securitization Trust Series 2014-A Class A2 144A	0.52	7-15-2016	11,900,000	11,904,010
Hyundai Auto Lease Securitization Trust Series 2014-B Class A2 144A	0.61	2-15-2017	11,100,000	11,104,706

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
Hyundai Auto Receivables Trust Series 2013-A Class A2	0.40%	12-15-2015	$618,314	$618,372
Mercedes-Benz Auto Lease Trust Series 2013-A Class A2	0.49	6-15-2015	9,262,451	9,263,211
Mercedes-Benz Auto Lease Trust Series 2013-B Class A2	0.53	9-15-2015	10,643,813	10,646,410
Mercedes-Benz Auto Lease Trust Series 2014-A Class A2A	0.48	6-15-2016	11,000,000	11,005,962
Nissan Auto Lease Trust Series 2013-A Class A2A	0.45	9-15-2015	4,898,756	4,899,697
Nissan Auto Lease Trust Series 2013-B Class A2A	0.57	1-15-2016	12,139,155	12,150,335
Porsche Innovative Lease Owner Pilot Trust Series 2013-1 Class A2 144A	0.54	1-22-2016	6,448,360	6,451,829
Susquehanna Auto Receivables Trust Series 2014-1A Class A2 144A	0.58	10-17-2016	5,750,000	5,748,871
Toyota Auto Receivables Owner Trust Series 2013-B Class A2	0.48	2-15-2016	4,456,147	4,457,667
Volkswagen Auto Lease Trust Series 2013-A Class A2A	0.63	12-21-2015	2,830,883	2,832,892
Volkswagen Auto Lease Trust Series 2014-A Class A2A	0.52	10-20-2016	10,822,217	10,830,247
Volvo Financial Equipment LLC Series 2013-1A Class A2 144A	0.53	11-16-2015	2,220,995	2,221,209
World Omni Automobile Lease Trust Series 2013-A Class A2A	0.73	5-16-2016	6,197,728	6,208,425

Total Asset-Backed Securities (Cost $235,311,850)				235,371,114

Corporate Bonds and Notes: 37.32%

Consumer Discretionary: 3.31%

Automobiles: 0.93%
Daimler Finance NA LLC 144A	1.38	8-1-2017	12,000,000	11,990,016
Harley-Davidson Financial Services Incorporated 144A	1.15	9-15-2015	2,500,000	2,515,618
Harley-Davidson Financial Services Incorporated 144A	3.88	3-15-2016	1,500,000	1,568,492
Volkswagen Group America 144A	1.25	5-23-2017	3,000,000	2,994,771

				19,068,897

Media: 1.76%
Cox Communications Incorporated	5.50	10-1-2015	9,000,000	9,449,289
DIRECTV Holdings LLC	3.55	3-15-2015	3,000,000	3,048,594
News America Incorporated	7.60	10-11-2015	5,618,000	5,999,884
News America Incorporated	8.00	10-17-2016	827,000	945,870
Omnicom Group Incorporated	5.90	4-15-2016	7,000,000	7,554,113
TCM Sub LLC 144A	3.55	1-15-2015	9,071,000	9,165,701

				36,163,451

Multiline Retail: 0.62%
Dollar General Corporation	4.13	7-15-2017	9,000,000	9,448,893
Macy’s Retail Holdings Incorporated	5.90	12-1-2016	3,000,000	3,320,574

				12,769,467

Consumer Staples: 2.10%

Beverages: 0.46%
Constellation Brands Incorporated	7.25	9-1-2016	8,600,000	9,481,500

Food & Staples Retailing: 0.39%
Tyson Foods Incorporated	6.60	4-1-2016	7,446,000	8,092,797

Food Products: 0.10%
Kraft Foods Group Incorporated	4.13	2-9-2016	2,000,000	2,093,358

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Ultra Short-Term Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Household Products: 0.64%
Newell Rubbermaid Incorporated	2.00%	6-15-2015	$13,051,000	$13,189,797

Tobacco: 0.51%
Lorillard Tobacco Company	3.50	8-4-2016	10,000,000	10,421,770

Energy: 4.78%

Energy Equipment & Services: 0.30%
Enterprise Products Operating LLC	3.70	6-1-2015	6,000,000	6,137,760

Oil, Gas & Consumable Fuels: 4.48%
Anadarko Petroleum Corporation	6.38	9-15-2017	9,700,000	11,058,873
Boardwalk Pipelines LP	5.88	11-15-2016	9,000,000	9,788,238
Colorado Interstate Gas Company	5.95	3-15-2015	8,450,000	8,674,407
El Paso LLC	7.00	6-15-2017	4,574,000	5,168,620
Energy Transfer Partners LP	5.95	2-1-2015	3,970,000	4,057,312
Enterprise Products Operating LLC	1.25	8-13-2015	3,000,000	3,018,585
Marathon Petroleum Corporation	3.50	3-1-2016	9,029,000	9,373,962
Nabors Industries Incorporated	2.35	9-15-2016	10,000,000	10,275,710
ONEOK Partners LP	3.25	2-1-2016	10,000,000	10,335,900
Rockies Express Pipeline LLC 144A	3.90	4-15-2015	10,000,000	10,075,000
Williams Partners LP	3.80	2-15-2015	6,000,000	6,080,610
Williams Partners LP	7.25	2-1-2017	3,700,000	4,191,486

				92,098,703

Financials: 13.67%

Banks: 3.18%
Associated Banc Corporation	5.13	3-28-2016	3,500,000	3,700,911
Bank of America Corporation	1.70	8-25-2017	4,000,000	4,003,560
Bank of America Corporation	6.05	5-16-2016	8,000,000	8,650,064
Bank One Corporation	4.90	4-30-2015	4,260,000	4,380,055
Branch Banking & Trust Corporation	1.35	10-1-2017	3,000,000	2,992,395
Citigroup Incorporated	4.88	5-7-2015	5,589,000	5,745,984
Credit Suisse (New York)	1.38	5-26-2017	7,340,000	7,339,149
PNC Funding Corporation	5.25	11-15-2015	9,221,000	9,713,927
UBS AG (Stamford Connecticut)	5.88	7-15-2016	8,000,000	8,706,560
US Bank NA ±	3.78	4-29-2020	10,000,000	10,202,340

				65,434,945

Capital Markets: 2.05%
Bear Stearns Companies Incorporated	5.55	1-22-2017	10,785,000	11,807,903
Goldman Sachs Group Incorporated	5.13	1-15-2015	3,000,000	3,050,850
Goldman Sachs Group Incorporated	5.63	1-15-2017	6,261,000	6,851,719
Janus Capital Group Incorporated	6.70	6-15-2017	8,418,000	9,459,643
Merrill Lynch & Company Incorporated	5.30	9-30-2015	1,600,000	1,680,453
Morgan Stanley	1.75	2-25-2016	5,500,000	5,567,700
Morgan Stanley	6.00	4-28-2015	3,660,000	3,789,410

				42,207,678

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Consumer Finance: 3.87%
Capital One Bank USA NA	1.30%	6-5-2017	$5,145,000	$5,138,852
Capital One Financial Corporation	1.00	11-6-2015	2,315,000	2,320,243
Discover Financial Services Company	6.45	6-12-2017	570,000	641,953
ERAC USA Finance LLC 144A	1.40	4-15-2016	1,024,000	1,032,671
ERAC USA Finance LLC 144A	2.75	3-15-2017	750,000	775,218
ERAC USA Finance LLC 144A	5.90	11-15-2015	1,020,000	1,083,427
Ford Motor Credit Company LLC	3.88	1-15-2015	5,000,000	5,062,430
Ford Motor Credit Company LLC	4.21	4-15-2016	5,000,000	5,251,465
Ford Motor Credit Company LLC	12.00	5-15-2015	1,000,000	1,078,516
General Motors Financial Company Incorporated	2.75	5-15-2016	9,890,000	9,987,417
Harley-Davidson Funding Corporation 144A	5.75	12-15-2014	4,866,000	4,938,533
HSBC Finance Corporation	5.50	1-19-2016	2,665,000	2,829,644
Hyundai Capital America Company 144A	3.75	4-6-2016	7,331,000	7,633,111
Nissan Motor Acceptance Corporation 144A±	0.78	3-3-2017	4,000,000	4,010,900
SLM Corporation	3.88	9-10-2015	3,500,000	3,571,050
SLM Corporation	6.25	1-25-2016	4,965,000	5,262,900
Toll Brothers Finance Corporation	8.91	10-15-2017	8,405,000	10,001,950
Western Union Company ±	1.23	8-21-2015	8,830,000	8,883,245

				79,503,525

Diversified Financial Services: 0.28%
Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2016	6,000,000	5,646,162

Insurance: 1.95%
American International Group Incorporated	5.05	10-1-2015	5,275,000	5,527,572
MetLife Insurance Company 144A	7.70	11-1-2015	8,500,000	9,150,420
Platinum Underwriters Finance Incorporated Series B	7.50	6-1-2017	2,705,000	3,069,244
Prudential Insurance Company 144A	8.10	7-15-2015	11,090,000	11,688,516
Symetra Financial Corporation 144A	6.13	4-1-2016	3,700,000	3,946,150
Unum Group 144A	6.85	11-15-2015	3,799,000	4,051,151
W.R. Berkley Corporation	5.60	5-15-2015	2,620,000	2,704,883

				40,137,936

REITs: 2.34%
American Tower Corporation	4.63	4-1-2015	11,700,000	11,960,465
ARC Properties Operating Partnership LP 144A	2.00	2-6-2017	8,755,000	8,767,572
Camden Property Trust	5.00	6-15-2015	6,490,000	6,708,155
Digital Realty Trust LP	4.50	7-15-2015	8,210,000	8,393,354
Health Care REIT Incorporated	6.20	6-1-2016	3,000,000	3,261,777
Realty Income Corporation	5.50	11-15-2015	3,833,000	4,046,234
Regency Centers LP	5.25	8-1-2015	4,788,000	4,984,006

				48,121,563

Health Care: 3.50%

Biotechnology: 0.53%
Amgen Incorporated	1.25	5-22-2017	11,020,000	11,017,256

Health Care Providers & Services: 1.38%
Express Scripts Holding Company	2.10	2-12-2015	8,160,000	8,216,802

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Ultra Short-Term Income Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services (continued)
Express Scripts Holding Company	2.75%	11-21-2014	$1,745,000	$1,753,673
Providence Health & Services Company ±	1.03	10-1-2016	12,000,000	12,029,676
WellPoint Incorporated	1.25	9-10-2015	6,300,000	6,339,161

				28,339,312

Life Sciences Tools & Services: 0.53%
Life Technologies Corporation	4.40	3-1-2015	5,830,000	5,939,435
Thermo Fisher Scientific Incorporated	1.30	2-1-2017	5,000,000	5,004,225

				10,943,660

Pharmaceuticals: 1.06%
Mylan Incorporated	1.35	11-29-2016	11,835,000	11,849,155
Watson Pharmaceuticals Incorporated	1.88	10-1-2017	9,830,000	9,871,237

				21,720,392

Industrials: 2.08%

Aerospace & Defense: 0.26%
L-3 Communications Corporation	3.95	11-15-2016	5,000,000	5,272,030

Airlines: 0.39%
Delta Air Lines Incorporated Series 2009-1 Class B	9.75	6-17-2018	7,177,295	8,119,315

Commercial Services & Supplies: 0.45%
Penske Truck Leasing Company LP 144A	2.50	3-15-2016	2,720,000	2,782,011
Penske Truck Leasing Company LP 144A	3.13	5-11-2015	6,310,000	6,414,778

				9,196,789

Machinery: 0.46%
CNH Capital LLC	3.25	2-1-2017	5,240,000	5,279,300
CNH Capital LLC	3.88	11-1-2015	4,105,000	4,166,575

				9,445,875

Road & Rail: 0.52%
GATX Corporation	4.75	5-15-2015	5,442,000	5,594,420
Ryder System Incorporated	3.15	3-2-2015	5,000,000	5,067,875

				10,662,295

Information Technology: 1.04%

Electronic Equipment, Instruments & Components: 0.44%
Arrow Electronics Incorporated	3.38	11-1-2015	8,800,000	9,048,274

IT Services: 0.15%
Fidelity National Information Services Incorporated	1.45	6-5-2017	3,000,000	2,998,032

Software: 0.30%
CA Incorporated	6.13	12-1-2014	6,000,000	6,084,696

Technology Hardware, Storage & Peripherals: 0.15%
Xerox Corporation	6.40	3-15-2016	2,950,000	3,193,694

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Materials: 1.69%

Chemicals: 0.49%
Eastman Chemical Company	3.00%	12-15-2015	$9,760,000	$10,040,502

Construction Materials: 0.47%
Martin Marietta Material Incorporated 144A±	1.33	6-30-2017	9,690,000	9,719,555

Metals & Mining: 0.34%
Arcelormittal Company	4.25	2-25-2015	4,000,000	4,045,000
Glencore Funding LLC 144A	1.70	5-27-2016	3,000,000	3,026,868

				7,071,868

Paper & Forest Products: 0.39%
Georgia-Pacific LLC	7.70	6-15-2015	7,570,000	7,991,376

Telecommunication Services: 2.54%

Diversified Telecommunication Services: 2.54%
CenturyLink Incorporated «	5.15	6-15-2017	1,500,000	1,601,250
CenturyLink Incorporated	6.00	4-1-2017	1,000,000	1,082,500
Clearwire Communication LLC/Clearwire Finance Incorporated 144A	14.75	12-1-2016	7,290,000	9,203,625
Crown Castle Towers LLC 144A	3.21	8-15-2035	8,061,000	8,183,906
Crown Castle Towers LLC 144A	5.50	1-15-2037	7,305,000	7,861,955
Qwest Corporation	7.50	10-1-2014	8,609,000	8,652,097
SBA Tower Trust 144A	4.25	4-15-2040	10,090,000	10,306,602
Verizon Communications Incorporated	0.70	11-2-2015	2,325,000	2,328,078
Verizon Communications Incorporated	1.35	6-9-2017	3,055,000	3,055,467

				52,275,480

Utilities: 2.61%

Electric Utilities: 1.65%
Dayton Power & Light Company	1.88	9-15-2016	9,000,000	9,153,279
Exelon Corporation	4.90	6-15-2015	2,000,000	2,066,606
LG&E & KU Energy LLC	2.13	11-15-2015	7,635,000	7,734,606
NextEra Energy Capital Holdings Incorporated	1.34	9-1-2015	7,000,000	7,051,233
PECO Energy Company	5.00	10-1-2014	1,000,000	1,003,452
Southern Company	1.30	8-15-2017	7,000,000	7,007,231

				34,016,407

Gas Utilities: 0.28%
Atmos Energy Corporation	4.95	10-15-2014	5,640,000	5,669,571

Multi-Utilities: 0.68%
CMS Energy Corporation	4.25	9-30-2015	6,901,000	7,154,301
DTE Energy Company	6.35	6-1-2016	6,250,000	6,836,600

				13,990,901

Total Corporate Bonds and Notes (Cost $766,319,759)				767,386,589

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Ultra Short-Term Income Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 4.37%

California: 1.18%
California PCFA Solid Waste Disposal Series A (Resource Recovery Revenue) 144A±	0.45%	8-1-2023	$15,000,000	$15,000,300
California PCFA Waste Management Services Incorporated Series A1 (Resource Recovery Revenue) ±	1.88	4-1-2025	4,000,000	4,025,040
California Public Works Board Lease Series E (Miscellaneous Revenue)	3.68	12-1-2015	5,000,000	5,173,450

				24,198,790

Connecticut: 0.38%
Connecticut Series A (GO)	5.46	3-1-2019	7,090,000	7,735,686

Illinois: 0.67%
Illinois (GO)	4.42	1-1-2015	13,665,000	13,843,738

Michigan: 0.07%
Michigan Housing Development Authority Series A (Housing Revenue) ±	0.81	12-1-2014	1,500,000	1,500,135

New Jersey: 0.49%
New Jersey EDA School Facilities Series QQ (Education Revenue)	1.80	6-15-2017	10,000,000	10,024,300

Pennsylvania: 0.05%
Bucks County PA IDA (Resource Recovery Revenue) ±	1.38	12-1-2022	1,000,000	1,002,200

South Carolina: 0.54%
South Carolina Jobs EDA Waste Management South Carolina Incorporated Project (Resource Recovery Revenue) ±	1.88	11-1-2016	2,500,000	2,558,025
South Carolina Public Service Authority Series D (GO) ±	1.03	6-1-2015	8,500,000	8,515,130

				11,073,155

Tennessee: 0.14%
Lewisburg TN Industrial Development Board Waste Management Project (Resource Recovery Revenue) ±	0.40	7-2-2035	3,000,000	3,000,000

Texas: 0.85%
Gulf Coast Waste Disposal Authority Waste Management of Texas Series B (Resource Recovery Revenue) ±	0.70	5-1-2028	4,000,000	4,000,200
Port Arthur TX Naval District Motiva Enterprises Series B (Resource Recovery Revenue) §	0.19	12-1-2039	12,000,000	12,000,000
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series D (Industrial Development Revenue) §	0.19	11-1-2040	1,500,000	1,500,000

				17,500,200

Total Municipal Obligations (Cost $89,560,739)				89,878,204

Non-Agency Mortgage Backed Securities: 12.51%
Bank of America Commercial Mortgage Incorporated Series 2007-3 Class A1A ±	5.76	6-10-2049	1,297,911	1,393,486
Bank of America Mortgage Securities Series 2002-K Class 3A1 ±	2.63	10-20-2032	2,470	2,505
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PW10 Class A4 ±	5.41	12-11-2040	7,276,052	7,538,907
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PWR 9 Class A4A	4.87	9-11-2042	4,848,159	4,986,399
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PWR-7 Class A3 ±	5.12	2-11-2041	5,107,961	5,155,103
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PWR8 Class A4	4.67	6-11-2041	5,682,185	5,778,754
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-T18 Class A4 ±	4.93	2-13-2042	5,083,338	5,141,064

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage Backed Securities (continued)
Bear Stearns Commercial Mortgage Securities Incorporated Series 2007-PWR15 Class A4	5.33%	2-11-2044	$2,552,868	$2,731,786
Citigroup/Deutsche Bank Commercial Mortgage Trust Pass-Through Certificate Series 2005-CD1 Class A4 ±	5.40	7-15-2044	3,501,401	3,611,153
CNH Equipment Trust Series 2014-A Class A2	0.49	6-15-2017	13,500,000	13,501,607
Collateralized Mortgage Obligation Trust Series 66 Class Z	8.00	9-20-2021	79,208	86,971
Commercial Mortgage Trust Pass-Through Certificate Series 2005-C6 Class A5A ±	5.12	6-10-2044	11,067,189	11,324,966
Commercial Mortgage Trust Series 2010-C1 Class A1 144A	3.16	7-10-2046	9,250,030	9,409,371
Commercial Mortgage Trust Series 2013-FL3 Class B 144A±	2.31	10-13-2028	9,000,000	9,050,256
Commercial Mortgage Trust Series 2014-BBG Class A 144A±	0.96	3-15-2029	5,400,000	5,403,386
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 1A1 ±	2.08	6-19-2031	608,323	612,556
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 2A1 ±	1.93	6-19-2031	277,347	278,093
Countrywide Home Loans Mortgage Pass-Through Trust Series 2004-20 Class 3A1 ±	2.25	9-25-2034	170,240	144,628
Credit Suisse First Boston Mortgage Securities Corporation Series 2005-C3 Class A4	4.69	7-15-2037	5,594,954	5,669,546
Credit Suisse First Boston Mortgage Securities Corporation Series 2005-C5 Class A4 ±	5.10	8-15-2038	2,608,452	2,664,875
Credit Suisse First Boston Mortgage Securities Corporation Series 2006-C4 Class A3	5.47	9-15-2039	4,789,322	5,112,974
Credit Suisse Mortgage Capital Certificates Series 2006-C5 Class A3	5.31	12-15-2039	8,958,064	9,605,741
Credit Suisse Mortgage Capital Certificates Series 2007-C5 Class A4 ±	5.70	9-15-2040	10,325,000	11,302,643
Dell Equipment Finance Trust Series 2014-1 Class A2 144A	0.64	7-22-2016	4,000,000	3,999,912
DLJ Mortgage Acceptance Corporation Series 1990-2 Class A ±(i)	3.41	1-25-2022	88,357	90,458
DLJ Mortgage Acceptance Corporation Series 1991-3 Class A1 ±(i)	1.93	1-25-2021	30,209	30,632
EquiFirst Mortgage Loan Trust Series 2003-2 Class 3A3 ±	1.28	9-25-2033	667,225	639,850
Equity Mortgage Trust Series 2014-INNS Class A 144A±	1.01	5-8-2031	11,000,000	10,989,484
FedEx Corporation 1998 Pass-Through Certificates	7.02	1-15-2016	3,295,054	3,484,520
GE Capital Commercial Mortgage Corporation Series 2005-C3 Class A7A ±	4.97	7-10-2045	5,430,000	5,563,697
GE Equipment Transportation LLC Series 2014-1 Class A2	0.55	12-23-2016	8,665,000	8,665,841
GS Mortgage Securities Trust Series 2014-GSFL Class A 144A±	1.16	7-15-2031	10,000,000	10,000,830
GSMPS Mortgage Loan Trust Series 1998-1 Class A 144A±	8.00	9-19-2027	80,910	82,472
Housing Securities Incorporated Series 1992-8 Class E ±	3.56	6-25-2024	129,825	130,080
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2005-LDP5 Class A4 ±	5.40	12-15-2044	5,000,000	5,185,575
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2006-CB17 Class A4	5.43	12-12-2043	990,000	1,057,095
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2006-LDP6 Class A4 ±	5.48	4-15-2043	1,752,503	1,846,171
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2006-LDP7 Class A4 ±	6.06	4-15-2045	2,200,000	2,345,229
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2014-INN Class A 144A±	1.08	6-15-2029	15,000,000	14,990,895
Lehman Brothers UBS Commercial Mortgage Trust Series 2005-C1 Class A4	4.74	2-15-2030	3,177,351	3,187,029
Lehman Brothers UBS Commercial Mortgage Trust Series 2005-C5 Class 4	4.95	9-15-2030	4,739,960	4,842,457
Lehman Brothers UBS Commercial Mortgage Trust Series 2007-C2 Class A3	5.43	2-15-2040	2,915,568	3,174,806
Macquarie Equipment Funding Trust Series 2014-A Class A2 144A(a)	0.80	11-21-2016	11,400,000	11,399,167
Master Mortgages Trust Series 2002-3 Class 4A1 ± (w)(i)	2.50	10-25-2032	19,215	19,306
Morgan Stanley Capital I Series 2005-IQ10 Class A4A ±	5.23	9-15-2042	4,870,318	5,022,476
Morgan Stanley Capital I Series 2005-T19 Class A4A	4.89	6-12-2047	4,723,150	4,829,794
Morgan Stanley Capital I Series 2007-IQ Class A4	5.81	12-12-2049	7,786,730	8,548,327
Morgan Stanley Dean Witter Capital I Series 2005-IQ9 Class A5	4.70	7-15-2056	617,085	619,340
Morgan Stanley Mortgage Trust Series 35 Class 2 ± (w)(i)	15,333.50	4-20-2021	11	1,172
NCUA Guaranteed Notes Series 2010-C1 Class A1	1.60	10-29-2020	4,482,681	4,500,357
NCUA Guaranteed Notes Series 2010-C1 Class APT	2.65	10-29-2020	5,302,940	5,393,992
NCUA Guaranteed Notes Series 2010-R1 Class 2A	1.84	10-7-2020	485,201	489,061
Prudential Home Mortgage Securities Series 1988-1 Class A ±	2.38	4-25-2018	18,191	18,479
Resecuritization Mortgage Trust Series 1998-B Class A 144A±	0.41	4-26-2021	9,423	8,898
Salomon Brothers Mortgage Securities VII Series 1990-2 Class A ±	2.22	11-25-2020	381,829	389,098
SCG Trust Series 2013-SRP1 Class A 144A±	1.56	11-15-2026	7,500,000	7,521,923

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Ultra Short-Term Income Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage Backed Securities (continued)
Springleaf Mortgage Loan Trust Series 2012-2A Class A 144A±	2.22%	10-25-2057	$2,099,519	$2,130,183
Structured Asset Mortgage Investments Incorporated Series 2001-4 Class A2 ±	9.48	10-25-2024	127,501	133,068
Structured Asset Securities Corporation Series 1998-2 Class A ±	0.68	2-25-2028	228,869	225,543
Terwin Mortgage Trust Series 2004-21HE Class 1A1 ±	1.12	12-25-2034	5,664	5,609
UBS Barclays Commercial Mortgage Trust Series 2012-C2 Class A1	1.01	5-10-2063	4,256,800	4,262,854
Wilshire Funding Corporation Series 1996-3 Class M2 ±	5.94	8-25-2032	152,817	149,917
Wilshire Funding Corporation Series 1996-3 Class M3 ±	5.94	8-25-2032	136,938	131,767
Wilshire Funding Corporation Series 1998-2 Class M1 ±	2.00	12-28-2037	652,230	637,893

Total Non-Agency Mortgage Backed Securities (Cost $257,557,019)				257,252,027

Yankee Corporate Bonds and Notes: 13.11%

Consumer Discretionary: 0.46%

Media: 0.46%
WPP Finance	8.00	9-15-2014	9,533,000	9,554,573

Consumer Staples: 1.15%

Food & Staples Retailing: 0.80%
FBG Finance Limited 144A	5.13	6-15-2015	5,900,000	6,108,707
Tesco plc 144A	2.70	1-5-2017	10,100,000	10,385,800

				16,494,507

Food Products: 0.35%
Tate & Lyle International Finance plc 144A	5.00	11-15-2014	7,000,000	7,056,938

Energy: 2.13%

Energy Equipment & Services: 0.42%
Ensco plc	3.25	3-15-2016	8,380,000	8,676,669

Oil, Gas & Consumable Fuels: 1.71%
Petrobras Global Finance Company	3.25	3-17-2017	11,000,000	11,222,420
Petroleos Mexicanos Company	4.88	3-15-2015	6,930,000	7,071,372
Sinopec Group Overseas Development 2014 Limited 144A	1.75	4-10-2017	7,295,000	7,305,067
Transocean Incorporated	5.05	12-15-2016	8,765,000	9,454,657

				35,053,516

Financials: 5.73%

Banks: 4.41%
Abbey National Treasury Services plc 144A	3.88	11-10-2014	4,400,000	4,429,704
ABN AMRO Bank NV 144A	1.38	1-22-2016	9,815,000	9,884,549
Bank of Montreal 144A	1.30	10-31-2014	5,500,000	5,508,855
Banque Federative du Credit Mutuel SA 144A	1.70	1-20-2017	8,150,000	8,196,235
BPCE SA	1.61	7-25-2017	10,000,000	10,018,040
Corporacion Andina De Fomento	3.75	1-15-2016	2,360,000	2,448,904
Experian Finance plc 144A	2.38	6-15-2017	11,500,000	11,743,904
ING Bank NV 144A	1.38	3-7-2016	8,000,000	8,065,328
Macquarie Bank Limited 144A	3.45	7-27-2015	5,000,000	5,121,620
Royal Bank of Scotland plc	3.95	9-21-2015	3,000,000	3,097,353
Shinhan Bank 144A±	0.88	4-8-2017	5,000,000	5,014,110

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Banks (continued)
Sumitomo Mitsui Banking Corporation	1.35%	7-11-2017	$7,000,000	$6,993,301
Westpac Banking Corporation 144A	5.30	10-15-2015	4,040,000	4,246,670
Xstrata Finance Canada Limited 144A	2.85	11-10-2014	6,000,000	6,024,012

				90,792,585

Insurance: 0.87%
Allied World Assurance Company Holdings AG	7.50	8-1-2016	9,252,000	10,307,644
Endurance Specialty Holdings Limited	6.15	10-15-2015	7,130,000	7,502,350

				17,809,994

Real Estate Management & Development: 0.20%
Korea Land & Housing Corporation 144A	1.88	8-2-2017	4,000,000	4,015,668

Thrifts & Mortgage Finance: 0.25%
Korea Finance Corporation	3.25	9-20-2016	5,000,000	5,199,635

Health Care: 0.51%

Pharmaceuticals: 0.51%
Perrigo Company 144A	1.30	11-8-2016	10,550,000	10,537,941

Information Technology: 0.41%

Internet Software & Services: 0.24%
Tencent Holdings Limited 144A	2.00	5-2-2017	5,000,000	5,023,685

Semiconductors & Semiconductor Equipment: 0.17%
TSMC Global Limited 144A	0.95	4-3-2016	3,385,000	3,384,716

Materials: 0.76%

Construction Materials: 0.49%
Lafarge SA 144A	6.20	7-9-2015	9,590,000	9,961,613

Metals & Mining: 0.27%
ArcelorMittal	9.50	2-15-2015	5,450,000	5,640,750

Telecommunication Services: 1.41%

Diversified Telecommunication Services: 1.21%
Deutsche Telekom International Finance Company 144A	3.13	4-11-2016	10,290,000	10,648,390
Telefonica Emisiones SAU	6.42	6-20-2016	7,500,000	8,203,448
Telefonos de Mexico SA	5.50	1-27-2015	6,000,000	6,104,340

				24,956,178

Wireless Telecommunication Services: 0.20%
America Movil SAB de CV ±	1.23	9-12-2016	4,000,000	4,032,916

Utilities: 0.55%

Independent Power & Renewable Electricity Producers: 0.55%
TransAlta Corporation	4.75	1-15-2015	11,217,000	11,385,367

Total Yankee Corporate Bonds and Notes (Cost $268,171,324)				269,577,251

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Ultra Short-Term Income Fund	23

Security name	Yield		Shares	Value

Short-Term Investments: 6.61%

Investment Companies: 6.52%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)##	0.07%		133,008,846	$133,008,846
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)	0.11		1,100,000	1,100,000

				134,108,846

		Maturity date	Principal

U.S. Treasury Securities: 0.09%
U.S. Treasury Bill #(z)	0.02	9-18-2014	$1,850,000	1,849,983

Total Short-Term Investments (Cost $135,958,828)				135,958,829

Total investments in securities
(Cost $2,064,048,466) *	100.59%	2,068,572,929
Other assets and liabilities, net	(0.59)	(12,098,285)

Total net assets	100.00%	$2,056,474,644

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	The security is issued on a when-issued basis.

¤	The security is issued in zero coupon form with no periodic interest payments.

(a)	The security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(w)	The security is a structured note which generates income based on a coupon formula (-1,500 * 1 month LIBOR + 15,573.5%) and the prepayment behavior of the underlying collateral. The coupon is subject to a mandatory cap of 15,573.5% and a mandatory floor of 11%.

(i)	Illiquid security for which the designation as illiquid is unaudited.

«	All or a portion of this security is on loan.

§	The security is subject to a demand feature which reduces the effective maturity.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $2,063,497,621 and unrealized gains (losses) consists of:

Gross unrealized gains	$8,458,185
Gross unrealized losses	(3,382,877)

Net unrealized gains	$5,075,308

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Ultra Short-Term Income Fund	Statement of assets and liabilities—August 31, 2014

Assets
Investments
In unaffiliated securities (including $1,078,372 of securities loaned), at value (cost $1,929,939,620)	$1,934,464,083
In affiliated securities, at value (cost $134,108,846)	134,108,846

Total investments, at value (cost $2,064,048,466)	2,068,572,929
Principal paydown receivable	237,998
Receivable for Fund shares sold	10,786,082
Receivable for interest	13,256,522
Receivable for securities lending income	20
Prepaid expenses and other assets	35,534

Total assets	2,092,889,085

Liabilities
Dividends payable	773,167
Payable for investments purchased	29,273,011
Payable for Fund shares redeemed	4,190,008
Payable upon receipt of securities loaned	1,100,000
Payable for daily variation margin on open futures contracts	186,129
Advisory fee payable	359,149
Distribution fees payable	5,975
Administration fees payable	280,298
Accrued expenses and other liabilities	246,704

Total liabilities	36,414,441

Total net assets	$2,056,474,644

NET ASSETS CONSIST OF
Paid-in capital	$2,136,214,901
Overdistributed net investment income	(773,167)
Accumulated net realized losses on investments	(82,940,708)
Net unrealized gains on investments	3,973,618

Total net assets	$2,056,474,644

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$196,458,604
Shares outstanding – Class A1	23,026,236
Net asset value per share – Class A	$ 8.53
Maximum offering price per share – Class A2	$ 8.70
Net assets – Class C	$9,077,746
Shares outstanding – Class C1	1,065,320
Net asset value per share – Class C	$ 8.52
Net assets – Administrator Class	$119,884,119
Shares outstanding – Administrator Class[1]	14,103,359
Net asset value per share – Administrator Class	$ 8.50
Net assets – Institutional Class	$1,418,101,025
Shares outstanding – Institutional Class[1]	166,297,417
Net asset value per share – Institutional Class	$ 8.53
Net assets – Investor Class	$312,953,150
Shares outstanding – Investor Class[1]	36,669,710
Net asset value per share – Investor Class	$ 8.53

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2014	Wells Fargo Advantage Ultra Short-Term Income Fund	25

Investment income
Interest	$25,417,083
Income from affiliated securities	91,019
Securities lending income, net	10,226

Total investment income	25,518,328

Expenses
Advisory fee	5,459,886
Administration fees
Fund level	914,260
Class A	285,616
Class C	16,525
Administrator Class	123,198
Institutional Class	954,539
Investor Class	614,288
Shareholder servicing fees
Class A	446,275
Class C	25,820
Administrator Class	307,607
Investor Class	808,033
Distribution fees
Class C	77,458
Custody and accounting fees	96,142
Professional fees	73,197
Registration fees	100,588
Shareholder report expenses	105,116
Trustees’ fees and expenses	12,179
Other fees and expenses	34,320

Total expenses	10,455,047
Less: Fee waivers and/or expense reimbursements	(1,841,863)

Net expenses	8,613,184

Net investment income	16,905,144

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	2,712,131
Futures transactions	(5,810,176)

Net realized losses on investments	(3,098,045)

Net change in unrealized gains (losses) on:
Unaffiliated securities	4,211,832
Futures transactions	(90,319)

Net change in unrealized gains (losses) on investments	4,121,513

Net realized and unrealized gains (losses) on investments	1,023,468

Net increase in net assets resulting from operations	$17,928,612

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Ultra Short-Term Income Fund	Statement of changes in net assets

	Year ended August 31, 2014		Year ended August 31, 2013

Operations
Net investment income		$16,905,144		$11,503,650
Net realized losses on investments		(3,098,045)		(234,972)
Net change in unrealized gains (losses) on investments		4,121,513		(3,619,071)

Net increase in net assets resulting from operations		17,928,612		7,649,607

Distributions to shareholders from
Net investment income
Class A		(1,311,025)		(1,173,593)
Class C		(4,885)		(5,744)
Administrator Class		(1,089,252)		(902,787)
Institutional Class		(12,933,549)		(7,274,377)
Investor Class		(2,280,773)		(2,478,423)

Total distributions to shareholders		(17,619,484)		(11,834,924)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	19,620,269	167,527,734	19,035,708	162,795,928
Class C	160,363	1,367,745	361,139	3,086,464
Administrator Class	13,855,490	117,870,044	19,412,067	165,243,754
Institutional Class	200,951,647	1,715,174,083	151,122,150	1,291,229,934
Investor Class	9,811,002	83,805,971	11,705,065	100,154,971

		2,085,745,577		1,722,511,051

Reinvestment of distributions
Class A	148,168	1,264,904	134,732	1,152,206
Class C	549	4,687	655	5,604
Administrator Class	67,702	575,851	66,524	566,898
Institutional Class	590,277	5,037,910	455,243	3,890,255
Investor Class	256,307	2,188,945	272,097	2,328,027

		9,072,297		7,942,990

Payment for shares redeemed
Class A	(15,311,490)	(130,736,274)	(17,716,568)	(151,488,125)
Class C	(487,060)	(4,154,932)	(718,484)	(6,146,290)
Administrator Class	(16,944,553)	(144,114,902)	(14,537,285)	(123,830,546)
Institutional Class	(152,147,868)	(1,298,604,917)	(103,476,714)	(884,571,432)
Investor Class	(12,513,153)	(106,880,999)	(13,992,732)	(119,750,034)

		(1,684,492,024)		(1,285,786,427)

Net increase in net assets resulting from capital share transactions		410,325,850		444,667,614

Total increase in net assets		410,634,978		440,482,297

Net assets
Beginning of period		1,645,839,666		1,205,357,369

End of period		$2,056,474,644		$1,645,839,666

Overdistributed net investment income		$(773,167)		$(393,594)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Ultra Short-Term Income Fund	27

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
CLASS A	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$8.53	$8.55	$8.52	$8.52	$8.48	$8.03
Net investment income	0.06	0.06	0.10	0.10	0.04	0.17
Net realized and unrealized gains (losses) on investments	0.00	(0.02)	0.03	0.02	0.04	0.48

Total from investment operations	0.06	0.04	0.13	0.12	0.08	0.65
Distributions to shareholders from
Net investment income	(0.06)	(0.06)	(0.10)	(0.12)	(0.04)	(0.20)
Net asset value, end of period	$8.53	$8.53	$8.55	$8.52	$8.52	$8.48
Total return[2]	0.74%	0.52%	1.47%	1.37%	0.94%	8.22%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.83%	0.88%	0.87%	0.88%	0.91%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	0.70%	0.72%	1.11%	1.17%	1.62%	1.98%
Supplemental data
Portfolio turnover rate	47%	56%	61%	60%	9%	45%
Net assets, end of period (000s omitted)	$196,459	$158,363	$146,400	$160,768	$208,845	$154,016

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Ultra Short-Term Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
CLASS C	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$8.52	$8.55	$8.52	$8.52	$8.48	$8.03
Net investment income (loss)	(0.01)	(0.00)[2]	0.03	0.04	0.02	0.12
Net realized and unrealized gains (losses) on investments	0.01	(0.03)	0.03	0.01	0.04	0.47

Total from investment operations	0.00	(0.03)	0.06	0.05	0.06	0.59
Distributions to shareholders from
Net investment income	(0.00)[2]	(0.00)[2]	(0.03)	(0.05)	(0.02)	(0.14)
Net asset value, end of period	$8.52	$8.52	$8.55	$8.52	$8.52	$8.48
Total return[3]	0.05%	(0.31)%	0.71%	0.61%	0.75%	7.41%
Ratios to average net assets (annualized)
Gross expenses	1.53%	1.59%	1.63%	1.62%	1.63%	1.67%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income (loss)	(0.05)%	(0.02)%	0.37%	0.43%	0.88%	1.30%
Supplemental data
Portfolio turnover rate	47%	56%	61%	60%	9%	45%
Net assets, end of period (000s omitted)	$9,078	$11,859	$14,951	$19,117	$21,226	$16,519

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Amount is less than $0.005.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Ultra Short-Term Income Fund	29

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$8.50	$8.52	$8.48	$8.48	$8.45	$8.00
Net investment income	0.07	0.07	0.11	0.11	0.04	0.19
Net realized and unrealized gains (losses) on investments	0.01	(0.01)	0.04	0.02	0.03	0.46

Total from investment operations	0.08	0.06	0.15	0.13	0.07	0.65
Distributions to shareholders from
Net investment income	(0.08)	(0.08)	(0.11)	(0.13)	(0.04)	(0.20)
Net asset value, end of period	$8.50	$8.50	$8.52	$8.48	$8.48	$8.45
Total return[2]	0.89%	0.67%	1.74%	1.52%	0.86%	8.41%
Ratios to average net assets (annualized)
Gross expenses	0.72%	0.77%	0.82%	0.79%	0.79%	0.81%
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income	0.84%	0.87%	1.26%	1.33%	1.65%	2.32%
Supplemental data
Portfolio turnover rate	47%	56%	61%	60%	9%	45%
Net assets, end of period (000s omitted)	$119,884	$145,498	$103,810	$107,449	$205,587	$82,835

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage Ultra Short-Term Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$8.52	$8.55	$8.51	$8.51	$8.48	$8.03
Net investment income	0.09	0.09	0.13	0.13	0.04	0.19
Net realized and unrealized gains (losses) on investments	0.01	(0.03)	0.04	0.02	0.04	0.49

Total from investment operations	0.10	0.06	0.17	0.15	0.08	0.68
Distributions to shareholders from
Net investment income	(0.09)	(0.09)	(0.13)	(0.15)	(0.05)	(0.23)
Net asset value, end of period	$8.53	$8.52	$8.55	$8.51	$8.51	$8.48
Total return[2]	1.21%	0.75%	1.94%	1.72%	1.03%	8.48%
Ratios to average net assets (annualized)
Gross expenses	0.45%	0.50%	0.55%	0.54%	0.54%	0.57%
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	1.05%	1.07%	1.46%	1.50%	2.01%	2.26%
Supplemental data
Portfolio turnover rate	47%	56%	61%	60%	9%	45%
Net assets, end of period (000s omitted)	$1,418,101	$996,437	$588,228	$596,838	$260,747	$197,087

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Ultra Short-Term Income Fund	31

(For a share outstanding throughout each period)

	Year ended August 31					Year ended May 31, 2010
INVESTOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$8.53	$8.56	$8.52	$8.52	$8.48	$8.03
Net investment income	0.06	0.06	0.09	0.10	0.04	0.18
Net realized and unrealized gains (losses) on investments	0.00	(0.03)	0.04	0.01	0.04	0.47

Total from investment operations	0.06	0.03	0.13	0.11	0.08	0.65
Distributions to shareholders from
Net investment income	(0.06)	(0.06)	(0.09)	(0.11)	(0.04)	(0.20)
Net asset value, end of period	$8.53	$8.53	$8.56	$8.52	$8.52	$8.48
Total return[2]	0.71%	0.37%	1.56%	1.34%	0.93%	8.18%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.87%	0.91%	0.90%	0.92%	0.98%
Net expenses	0.73%	0.73%	0.73%	0.73%	0.74%	0.75%
Net investment income	0.67%	0.69%	1.08%	1.15%	1.66%	2.16%
Supplemental data
Portfolio turnover rate	47%	56%	61%	60%	9%	45%
Net assets, end of period (000s omitted)	$312,953	$333,684	$351,969	$384,998	$436,991	$453,772

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage Ultra Short-Term Income Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Ultra Short-Term Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities

Notes to financial statements	Wells Fargo Advantage Ultra Short-Term Income Fund	33

lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

34	Wells Fargo Advantage Ultra Short-Term Income Fund	Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to certain distributions paid and expiration of capital loss carryforwards. At August 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized losses on investments
$(26,410,809)	$334,767	$26,076,042

As of August 31, 2014, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

					No expiration
2015	2016	2017	2018	2019	Short-term	Long-term
$2,154,408	$8,848,032	$35,029,445	$7,738,751	$7,448,920	$1,262,457	$20,608,750

As of August 31, 2014, the Fund had $400,790 of current year deferred post-October capital losses, which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage Ultra Short-Term Income Fund	35

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Agency securities	$0	$313,148,915	$0	$313,148,915

Asset-backed securities	0	235,371,114	0	235,371,114

Corporate bonds and notes	0	767,386,589	0	767,386,589

Municipal obligations	0	89,878,204	0	89,878,204

Non-agency mortgage backed securities	0	257,252,027	0	257,252,027

Yankee corporate bonds and notes	0	269,577,251	0	269,577,251

Short-term investments
Investment companies	133,008,846	1,100,000	0	134,108,846
U.S. Treasury securities	1,849,983	0	0	1,849,983
Total assets	$134,858,829	$1,933,714,100	$0	$2,068,572,929
Liabilities

Futures contracts	$186,129	$0	$0	$186,129
Total liabilities	$186,129	$0	$0	$186,129

Futures contracts are reported at their variation margin at measurement date, which represents the amount due from the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.30% and declining to 0.225% as the average daily net assets of the Fund increase. Prior to January 1, 2014, Funds Management was entitled to receive an annual advisory fee which started at 0.35% and declined to 0.25% as the average daily net assets of the Fund increased. For the year ended August 31, 2014, the advisory fee was equivalent to an annual rate of 0.30% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

36	Wells Fargo Advantage Ultra Short-Term Income Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.70% for Class A shares, 1.45% for Class C shares, 0.55% for Administrator Class shares, 0.35% for Institutional Class shares, and 0.73% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A and Class C shares. For the year ended August 31, 2014, Funds Distributor received $1,704 from the sale of Class A shares and $550 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2014 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$293,137,343	$1,438,785,392	$76,124,933	$725,445,083

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2014, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio.

At August 31, 2014, the Fund had short futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at August 31, 2014	Unrealized losses
12-31-2014	JPMorgan	2,557 Short	2-Year U.S. Treasury Notes	$560,102,862	$(364,439)
12-31-2014	JPMorgan	608 Short	5-Year U.S. Treasury Notes	72,252,250	(186,406)

The Fund had an average notional amount of $528,758,602 in futures contracts during the year ended August 31, 2014.

On August 31, 2014, the cumulative unrealized losses on futures contracts in the amount of $550,845 are reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized losses and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while

Notes to financial statements	Wells Fargo Advantage Ultra Short-Term Income Fund	37

collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Futures – variation margin	JPMorgan	$186,129	$0	$(186,129)	$0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended August 31, 2014, the Fund paid $1,960 in commitment fees.

For the year ended August 31, 2014, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $17,619,484 and $11,834,924 of ordinary income for the years ended August 31, 2014 and August 31, 2013, respectively.

As of August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$4,524,463	$(400,790)	$(83,090,763)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

38	Wells Fargo Advantage Ultra Short-Term Income Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Ultra Short-Term Income Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the period from June 1, 2010 through August 31, 2010, and the one-year period ended May 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Ultra Short-Term Income Fund as of August 31, 2014, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 27, 2014

Other information (unaudited)	Wells Fargo Advantage Ultra Short-Term Income Fund	39

TAX INFORMATION

For the fiscal year ended August 31, 2014, $14,155,964 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

40	Wells Fargo Advantage Ultra Short-Term Income Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Ultra Short-Term Income Fund	41

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

42	Wells Fargo Advantage Ultra Short-Term Income Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Ultra Short-Term Income Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to

Other information (unaudited)	Wells Fargo Advantage Ultra Short-Term Income Fund	43

other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund higher than its benchmark, the Barclays Short-Term Government/Corporate Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups for all share classes.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

44	Wells Fargo Advantage Ultra Short-Term Income Fund	Other information (unaudited)

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage Ultra Short-Term Income Fund	45

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

227665 10-14 A223/AR223 08-14

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal	Fiscal
	year ended	year ended
	August 31, 2014	August 31, 2013
Audit fees	$428,240	$413,880
Audit-related fees	—	—
Tax fees (1)	48,400	45,200
All other fees	—	—

	$476,640	$459,080

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolios of investments for each fund is included as part of the report to shareholders filed under Item 1 of this Form, except for Wells Fargo Advantage Adjustable Rate Government Fund and Wells Fargo Advantage Government Securities Fund which included a Summary portfolio of investments under Item 1. The Portfolios of investments for Wells Fargo Advantage Adjustable Rate Government Fund and Wells Fargo Advantage Government Securities Fund are filed under this Item.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Adjustable Rate Government Fund	1

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 96.20%
Federal Agricultural Mortgage Corporation Series 2000-A Class A ±	0.04%	12-15-2039	$164,845	$166,392
FHLMC ±	1.68	3-15-2024	1,155,886	1,167,721
FHLMC ±	1.79	2-1-2037	16,404	17,213
FHLMC ±	1.86	7-1-2034	13,561,398	14,378,181
FHLMC ±	1.88	5-1-2019	7,243	7,248
FHLMC ±	1.92	2-1-2037	693,335	724,303
FHLMC ±	1.93	9-1-2016	3,810	3,816
FHLMC ±	1.93	11-1-2016	85,043	87,412
FHLMC ±	1.93	7-1-2018	2,381	2,422
FHLMC ±	1.93	1-1-2019	7,219	7,217
FHLMC ±	1.93	2-1-2019	12,860	12,864
FHLMC ±	1.93	2-1-2035	457,195	474,221
FHLMC ±	1.95	1-1-2030	8,124	8,359
FHLMC ±	1.95	1-1-2030	11,779	12,238
FHLMC ±	1.95	7-1-2030	196,741	205,730
FHLMC ±	1.96	6-1-2035	4,215,325	4,450,771
FHLMC ±	2.00	12-1-2017	17,644	18,472
FHLMC ±	2.00	5-1-2018	895	896
FHLMC ±	2.00	6-1-2018	11,089	11,481
FHLMC ±	2.00	9-1-2018	1,871	1,925
FHLMC ±	2.00	1-1-2023	60,168	62,171
FHLMC ±	2.04	5-1-2028	336,506	357,681
FHLMC ±	2.04	5-1-2035	1,270,603	1,343,731
FHLMC ±	2.05	6-1-2037	1,398,472	1,475,064
FHLMC ±	2.06	1-1-2037	3,682,999	3,917,673
FHLMC ±	2.09	8-1-2036	4,640,145	4,945,783
FHLMC ±	2.10	10-1-2030	17,735	18,665
FHLMC ±	2.11	6-1-2024	11,235	11,266
FHLMC ±	2.11	11-1-2034	1,036,245	1,098,295
FHLMC ±	2.14	6-1-2020	2,164	2,173
FHLMC ±	2.14	5-1-2020	671	679
FHLMC ±	2.14	5-1-2020	1,431	1,435
FHLMC ±	2.15	1-1-2024	28,651	28,656
FHLMC ±	2.16	3-1-2025	134,109	137,846
FHLMC ±	2.18	3-1-2018	13,693	13,760
FHLMC ±	2.18	8-1-2018	3,331	3,471
FHLMC ±	2.19	7-1-2024	51,985	52,214
FHLMC ±	2.19	11-1-2030	1,187,647	1,224,291
FHLMC ±	2.20	8-1-2033	3,035,490	3,233,199
FHLMC ±	2.21	7-1-2030	26,021	26,012
FHLMC ±	2.22	1-1-2030	31,295	32,977
FHLMC ±	2.23	10-1-2037	1,888,522	2,003,650
FHLMC ±	2.24	12-1-2017	4,426	4,444
FHLMC ±	2.25	6-1-2033	2,457,603	2,618,912
FHLMC ±	2.26	7-1-2019	1,844	1,852
FHLMC ±	2.26	5-1-2033	451,108	467,820
FHLMC ±	2.27	6-1-2036	4,401,469	4,688,128
FHLMC ±	2.27	6-1-2035	3,099,026	3,312,454
FHLMC ±	2.28	4-1-2035	668,209	711,197
FHLMC ±	2.29	6-1-2033	810,412	854,453

2	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC ±	2.29%	10-1-2035	$2,900,381	$3,106,140
FHLMC ±	2.29	8-1-2035	403,471	421,841
FHLMC ±	2.30	8-1-2034	2,096,163	2,228,368
FHLMC ±	2.30	8-1-2036	4,886,205	5,209,969
FHLMC ±	2.31	4-1-2023	451,844	462,014
FHLMC ±	2.31	10-1-2036	1,370,087	1,464,435
FHLMC ±	2.31	6-1-2036	1,727,802	1,845,084
FHLMC ±	2.33	1-1-2022	25,889	25,974
FHLMC ±	2.33	7-1-2036	794,881	843,774
FHLMC ±	2.33	6-1-2037	8,748,849	9,357,215
FHLMC ±	2.34	5-1-2037	4,302,528	4,631,182
FHLMC ±	2.34	10-1-2033	682,797	727,477
FHLMC ±	2.34	10-1-2033	1,446,999	1,541,972
FHLMC ±	2.34	10-1-2033	2,978,883	3,171,889
FHLMC ±	2.35	8-1-2033	571,642	609,656
FHLMC ±	2.35	12-1-2034	989,894	1,055,821
FHLMC ±	2.35	1-1-2033	1,372,522	1,463,151
FHLMC ±	2.35	10-1-2033	66,564	66,858
FHLMC ±	2.35	2-1-2034	1,898,650	2,027,041
FHLMC ±	2.35	4-1-2034	1,484,580	1,590,098
FHLMC ±	2.35	1-1-2035	599,075	633,682
FHLMC ±	2.35	9-1-2035	3,152,756	3,366,590
FHLMC ±	2.35	7-1-2036	5,900,959	6,292,224
FHLMC ±	2.35	5-1-2032	77,537	78,243
FHLMC ±	2.35	5-1-2034	3,344,499	3,570,502
FHLMC ±	2.35	3-1-2035	7,813,437	8,349,119
FHLMC ±	2.35	6-1-2037	8,965,514	9,588,263
FHLMC ±	2.36	4-1-2034	1,123,123	1,196,837
FHLMC ±	2.36	9-1-2035	8,455,789	9,050,971
FHLMC ±	2.36	7-1-2034	286,207	305,915
FHLMC ±	2.36	5-1-2038	3,292,399	3,514,653
FHLMC ±	2.36	1-1-2036	3,456,308	3,699,014
FHLMC ±	2.36	2-1-2036	1,433,299	1,529,490
FHLMC ±	2.36	10-1-2035	3,762,489	4,026,102
FHLMC ±	2.37	6-1-2035	4,103,826	4,388,188
FHLMC ±	2.37	12-1-2036	708,676	757,811
FHLMC ±	2.37	5-1-2039	2,696,058	2,903,510
FHLMC ±	2.37	2-1-2036	1,633,351	1,744,251
FHLMC ±	2.37	3-1-2027	310,212	331,144
FHLMC ±	2.37	11-1-2035	2,451,468	2,619,174
FHLMC ±	2.37	4-1-2035	4,123,977	4,424,259
FHLMC ±	2.37	5-1-2035	578,172	618,421
FHLMC ±	2.37	4-1-2036	1,216,708	1,302,473
FHLMC ±	2.37	11-1-2036	2,027,773	2,168,771
FHLMC ±	2.37	8-1-2035	1,069,218	1,143,671
FHLMC ±	2.37	8-1-2035	4,870,577	5,220,771
FHLMC ±	2.37	12-1-2032	4,574,820	4,878,006
FHLMC ±	2.38	6-1-2020	110,243	115,496
FHLMC ±	2.38	9-1-2033	472,002	502,093
FHLMC ±	2.38	5-1-2034	977,973	1,039,488

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Adjustable Rate Government Fund	3

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC ±	2.38%	5-1-2034	$172,845	$184,902
FHLMC ±	2.38	9-1-2034	1,236,795	1,320,098
FHLMC ±	2.38	10-1-2034	3,555,775	3,800,679
FHLMC ±	2.38	2-1-2035	3,004,041	3,220,821
FHLMC ±	2.38	7-1-2035	4,966,636	5,304,890
FHLMC ±	2.38	8-1-2035	4,590,800	4,893,998
FHLMC ±	2.38	12-1-2035	3,909,974	4,175,204
FHLMC ±	2.38	2-1-2036	2,534,670	2,702,439
FHLMC ±	2.38	2-1-2036	2,459,063	2,635,616
FHLMC ±	2.38	3-1-2036	1,662,616	1,775,510
FHLMC ±	2.38	1-1-2037	447,457	478,924
FHLMC ±	2.38	4-1-2037	4,077,884	4,376,659
FHLMC ±	2.38	4-1-2038	8,595,571	9,214,964
FHLMC ±	2.38	4-1-2034	5,132,365	5,475,242
FHLMC ±	2.38	4-1-2038	2,764,444	2,955,812
FHLMC ±	2.38	2-1-2036	1,325,114	1,414,603
FHLMC ±	2.38	11-1-2022	382,377	391,965
FHLMC ±	2.38	12-1-2034	6,116,191	6,530,830
FHLMC ±	2.38	10-1-2034	2,170,163	2,317,209
FHLMC ±	2.38	9-1-2030	630,217	664,325
FHLMC ±	2.38	1-1-2038	8,301,173	8,921,713
FHLMC ±	2.38	6-1-2036	5,132,872	5,500,675
FHLMC ±	2.39	7-1-2031	3,226,440	3,418,709
FHLMC ±	2.39	2-1-2035	6,598,795	7,073,596
FHLMC ±	2.39	3-1-2037	3,253,829	3,489,703
FHLMC ±	2.39	5-1-2035	4,954,165	5,300,453
FHLMC ±	2.39	10-1-2035	5,430,635	5,793,604
FHLMC ±	2.39	2-1-2036	1,547,568	1,651,829
FHLMC ±	2.39	8-1-2027	9,321	9,526
FHLMC ±	2.40	5-1-2025	107,727	109,520
FHLMC ±	2.40	11-1-2029	197,490	200,173
FHLMC ±	2.40	4-1-2035	4,043,444	4,333,325
FHLMC ±	2.40	11-1-2035	809,339	865,175
FHLMC ±	2.40	10-1-2036	1,598,289	1,714,096
FHLMC ±	2.40	3-1-2037	5,464,218	5,840,883
FHLMC ±	2.40	11-1-2035	2,154,359	2,305,967
FHLMC ±	2.40	10-1-2036	998,352	1,064,303
FHLMC ±	2.40	5-1-2034	3,198,936	3,434,408
FHLMC ±	2.40	4-1-2037	1,280,188	1,375,657
FHLMC ±	2.41	1-1-2035	637,526	682,656
FHLMC ±	2.41	2-1-2034	3,632,528	3,902,975
FHLMC ±	2.41	11-1-2027	951,682	1,018,494
FHLMC ±	2.41	11-1-2029	404,507	431,165
FHLMC ±	2.42	9-1-2033	1,881,529	2,008,536
FHLMC ±	2.42	4-1-2034	6,460,758	6,945,000
FHLMC ±	2.42	6-1-2026	1,639,297	1,742,348
FHLMC ±	2.43	6-1-2035	688,053	728,801
FHLMC ±	2.43	3-1-2037	843,802	906,436
FHLMC ±	2.43	2-1-2031	1,331,061	1,415,202
FHLMC ±	2.43	6-1-2035	2,599,259	2,794,046

4	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC ±	2.43%	2-1-2037	$865,515	$929,456
FHLMC ±	2.44	9-1-2032	3,312,203	3,531,233
FHLMC ±	2.44	9-1-2029	1,229,528	1,320,604
FHLMC ±	2.44	7-1-2031	402,659	429,058
FHLMC ±	2.44	4-1-2036	3,867,568	4,149,980
FHLMC ±	2.45	10-1-2033	3,345,174	3,566,577
FHLMC ±	2.46	4-1-2035	2,472,971	2,661,605
FHLMC ±	2.46	6-1-2035	3,795,927	4,048,467
FHLMC ±	2.46	9-1-2033	1,470,592	1,577,599
FHLMC ±	2.46	5-1-2023	87,630	88,161
FHLMC ±	2.47	9-1-2030	12,438,354	13,249,436
FHLMC ±	2.48	7-1-2038	3,162,143	3,382,057
FHLMC ±	2.48	2-1-2036	286,100	307,535
FHLMC ±	2.48	4-1-2038	2,929,673	3,132,898
FHLMC ±	2.48	1-1-2028	32,606	34,746
FHLMC ±	2.48	1-1-2028	6,757	7,152
FHLMC ±	2.48	12-1-2034	5,505,188	5,909,230
FHLMC ±	2.48	2-1-2035	2,063,273	2,217,017
FHLMC ±	2.48	6-1-2035	1,031,511	1,108,608
FHLMC ±	2.48	1-1-2037	1,940,938	2,086,712
FHLMC ±	2.49	1-1-2019	744	748
FHLMC ±	2.49	9-1-2038	1,351,807	1,454,513
FHLMC ±	2.49	7-1-2034	1,247,863	1,330,535
FHLMC ±	2.50	5-1-2037	517,866	552,225
FHLMC ±	2.50	4-1-2034	1,188,510	1,274,510
FHLMC ±	2.50	7-1-2027	869,888	932,848
FHLMC ±	2.50	4-1-2037	2,153,296	2,324,934
FHLMC ±	2.51	6-1-2028	325,058	339,474
FHLMC ±	2.51	10-1-2030	3,171,849	3,380,906
FHLMC ±	2.52	12-1-2032	1,220,253	1,310,518
FHLMC ±	2.52	4-1-2035	1,577,871	1,695,139
FHLMC ±	2.53	9-1-2031	152,992	153,898
FHLMC ±	2.53	7-1-2029	89,643	95,573
FHLMC ±	2.53	4-1-2037	918,236	987,427
FHLMC ±	2.53	6-1-2019	77,864	79,354
FHLMC ±	2.53	3-1-2032	1,592,752	1,705,444
FHLMC ±	2.54	7-1-2037	1,204,765	1,285,181
FHLMC ±	2.55	6-1-2025	105,931	106,117
FHLMC ±	2.55	8-1-2029	159,269	159,466
FHLMC ±	2.56	7-1-2036	1,338,304	1,437,533
FHLMC ±	2.57	2-1-2029	268,515	270,084
FHLMC ±	2.57	4-1-2029	166,278	169,395
FHLMC ±	2.58	10-1-2029	139,996	142,836
FHLMC ±	2.60	7-1-2034	2,580,462	2,760,641
FHLMC ±	2.60	7-1-2017	24,842	24,973
FHLMC ±	2.60	10-1-2024	221,653	235,240
FHLMC ±	2.60	10-1-2025	131,762	134,430
FHLMC ±	2.60	10-1-2025	44,165	44,401
FHLMC ±	2.60	2-1-2030	64,595	68,783
FHLMC ±	2.60	6-1-2030	142,515	151,590

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Adjustable Rate Government Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC ±	2.60%	6-1-2030	$528,246	$565,230
FHLMC ±	2.60	6-1-2030	137,441	138,247
FHLMC ±	2.60	11-1-2032	238,084	242,724
FHLMC ±	2.62	5-1-2036	5,507,406	5,935,147
FHLMC ±	2.63	11-1-2018	14,419	14,508
FHLMC ±	2.63	10-1-2019	28,739	28,758
FHLMC ±	2.63	11-1-2029	1,386,120	1,489,899
FHLMC ±	2.65	11-1-2029	313,501	322,266
FHLMC ±	2.65	10-1-2018	57,254	58,860
FHLMC ±	2.65	6-1-2022	1,497	1,541
FHLMC ±	2.66	12-1-2018	28,851	29,238
FHLMC ±	2.66	12-1-2018	22,973	23,724
FHLMC ±	2.67	1-1-2017	446	448
FHLMC ±	2.67	9-1-2029	171,011	181,870
FHLMC ±	2.67	6-1-2019	104,104	109,832
FHLMC ±	2.69	8-1-2030	6,833,284	7,346,952
FHLMC ±	2.69	5-1-2028	441,060	454,597
FHLMC ±	2.69	11-1-2026	362,848	373,748
FHLMC ±	2.71	2-1-2036	6,110,506	6,573,732
FHLMC ±	2.72	2-1-2024	32,638	32,788
FHLMC ±	2.73	6-1-2032	254,047	256,469
FHLMC ±	2.73	3-1-2025	3,108,428	3,268,998
FHLMC ±	2.74	9-1-2030	179,794	183,992
FHLMC ±	2.75	8-1-2029	246,371	249,414
FHLMC ±	2.76	6-1-2029	1,064,046	1,126,638
FHLMC ±	2.77	4-1-2020	24,689	25,926
FHLMC ±	2.88	5-1-2032	284,415	302,573
FHLMC ±	2.91	2-1-2018	4,333	4,368
FHLMC ±	2.94	4-1-2032	131,921	134,413
FHLMC ±	2.96	9-1-2016	6,784	6,835
FHLMC ±	2.97	4-1-2019	26,171	26,328
FHLMC ±	3.03	12-1-2025	386,171	395,286
FHLMC ±	3.12	2-1-2027	187,710	190,259
FHLMC ±	3.20	6-1-2021	133,717	140,525
FHLMC ±	3.22	7-1-2018	72,803	72,914
FHLMC ±	3.23	6-1-2035	2,014,205	2,145,367
FHLMC ±	3.25	8-1-2019	19,913	20,000
FHLMC ±	3.32	7-1-2028	97,568	97,534
FHLMC ±	3.34	5-1-2031	183,707	188,361
FHLMC ±	3.49	12-1-2025	831,758	884,285
FHLMC ±	3.64	11-1-2026	169,023	176,296
FHLMC ±	3.85	4-1-2023	180,189	183,371
FHLMC ±	3.91	8-1-2029	41,161	42,488
FHLMC	4.00	12-15-2023	219,819	230,524
FHLMC	4.00	3-15-2039	2,487,933	2,564,738
FHLMC ±	4.47	10-1-2029	513	513
FHLMC ±	4.52	2-1-2021	40,979	41,311
FHLMC ±	4.72	8-1-2027	80,567	80,969
FHLMC	5.00	10-1-2022	46,477	50,638
FHLMC ±	5.50	8-1-2024	584,936	616,238

6	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC	6.50%	4-1-2018	$82,596	$93,046
FHLMC	7.00	9-1-2035	70,415	75,652
FHLMC	7.50	1-1-2016	7,231	7,291
FHLMC	7.50	6-1-2016	1,986	1,999
FHLMC	8.50	5-1-2020	98,042	104,176
FHLMC Series 0020 Class F ±	1.14	7-1-2029	27,210	27,581
FHLMC Series 1671 Class QA ±	1.62	2-15-2024	590,190	606,876
FHLMC Series 1686 Class FE ±	1.77	2-15-2024	49,270	50,520
FHLMC Series 1730 Class FA ±	1.93	5-15-2024	319,103	324,856
FHLMC Series 2315 Class FW ±	0.71	4-15-2027	191,685	193,906
FHLMC Series 2391 Class EF ±	0.66	6-15-2031	162,812	164,520
FHLMC Series 2454 Class SL ±(c)	7.85	3-15-2032	378,902	105,394
FHLMC Series 2461 Class FI ±	0.66	4-15-2028	249,241	251,957
FHLMC Series 2464 Class FE ±	1.16	3-15-2032	238,002	244,786
FHLMC Series 2466 Class FV ±	0.71	3-15-2032	413,268	418,503
FHLMC Series T-48 Class 2A ±	3.35	7-25-2033	3,362,930	3,574,182
FHLMC Series T-54 Class 4A ±	3.04	2-25-2043	2,389,204	2,520,533
FHLMC Series T-55 Class 1A1	6.50	3-25-2043	108,643	121,318
FHLMC Series T-56 Class 3AF ±	1.16	5-25-2043	1,367,246	1,397,927
FHLMC Series T-62 Class 1A1 ±	1.32	10-25-2044	5,602,106	5,712,826
FHLMC Series T-63 Class 1A1 ±	1.32	2-25-2045	3,393,430	3,473,179
FHLMC Series T-66 Class 2A1 ±	2.83	1-25-2036	3,993,774	4,210,532
FHLMC Series T-67 Class 1A1C ±	2.96	3-25-2036	13,780,622	14,574,510
FHLMC Series T-67 Class 2A1C ±	2.91	3-25-2036	8,788,759	9,188,542
FHLMC Series T-75 Class A1 ±	0.20	12-25-2036	4,210,722	4,184,148
FNMA ±	1.25	12-1-2020	29,708	29,735
FNMA ±	1.29	6-1-2021	71,355	73,072
FNMA ±	1.38	1-1-2021	3,845	3,959
FNMA ±	1.38	1-1-2021	4,415	4,428
FNMA ±	1.45	9-1-2032	65,445	65,601
FNMA ±	1.52	8-1-2032	270,869	271,610
FNMA ±	1.52	12-1-2030	160,448	167,523
FNMA ±	1.62	3-1-2015	114	114
FNMA ±	1.63	12-1-2016	1,013	1,017
FNMA ±	1.63	7-1-2017	1,319	1,323
FNMA ±	1.65	8-1-2033	1,854,900	1,923,588
FNMA ±	1.71	3-1-2034	519,738	538,093
FNMA ±	1.73	1-1-2017	1,310	1,313
FNMA ±	1.74	8-1-2033	417,313	431,493
FNMA ±	1.74	1-1-2032	434,949	445,518
FNMA ±	1.75	8-1-2033	4,073	4,086
FNMA ±	1.75	8-1-2031	159,458	159,933
FNMA ±	1.75	12-1-2031	26,785	26,867
FNMA ±	1.77	5-1-2029	451,014	461,881
FNMA ±	1.79	8-1-2031	143,126	143,577
FNMA ±	1.79	9-1-2031	254,367	259,397
FNMA ±	1.79	12-1-2031	388,380	396,057
FNMA ±	1.79	4-1-2033	593,140	628,610
FNMA ±	1.81	12-1-2031	162,395	164,835
FNMA ±	1.81	10-1-2037	1,885,829	2,019,288

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Adjustable Rate Government Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	1.82%	3-1-2030	$23,756	$24,335
FNMA ±	1.84	7-1-2020	14,196	14,341
FNMA ±	1.87	5-1-2018	7,031	7,049
FNMA ±	1.87	1-1-2032	35,671	35,803
FNMA ±	1.87	1-1-2035	129,342	134,064
FNMA ±	1.88	3-1-2021	1,137	1,157
FNMA ±	1.88	1-1-2022	12,486	12,525
FNMA ±	1.88	3-1-2030	32,694	32,775
FNMA ±	1.88	8-1-2032	165,690	172,109
FNMA ±	1.92	1-1-2035	4,417,459	4,673,810
FNMA ±	1.92	2-1-2035	5,203,554	5,540,449
FNMA ±	1.92	4-1-2042	4,279,852	4,526,720
FNMA ±	1.92	10-1-2044	1,820,111	1,924,273
FNMA ±	1.92	12-1-2022	15,063	15,298
FNMA ±	1.93	10-1-2017	47,117	48,461
FNMA ±	1.93	1-1-2018	63,810	65,913
FNMA ±	1.93	11-1-2023	43,064	43,520
FNMA ±	1.93	1-1-2035	1,520,642	1,593,713
FNMA ±	1.93	4-1-2019	6,275	6,295
FNMA ±	1.94	2-1-2033	263,372	269,002
FNMA ±	1.95	6-1-2031	327,165	333,635
FNMA ±	1.95	4-1-2038	1,224,391	1,296,184
FNMA ±	1.95	11-1-2024	11,516	11,864
FNMA ±	1.95	4-1-2021	80,321	82,782
FNMA ±	1.95	3-1-2033	275,671	288,172
FNMA ±	1.96	6-1-2035	1,261,524	1,325,873
FNMA ±	1.97	12-1-2017	70,030	70,020
FNMA ±	1.99	11-1-2034	1,417,121	1,509,986
FNMA ±	2.00	7-1-2017	2,151	2,171
FNMA ±	2.01	8-1-2031	74,880	75,280
FNMA ±	2.01	7-1-2032	217,936	218,813
FNMA ±	2.02	6-1-2032	152,127	152,890
FNMA ±	2.03	10-1-2035	9,124,543	9,685,285
FNMA ±	2.05	7-1-2018	2,076	2,085
FNMA ±	2.05	12-1-2035	7,927,970	8,430,618
FNMA ±	2.05	1-1-2038	652,112	668,045
FNMA ±	2.07	10-1-2018	104,300	108,845
FNMA ±	2.09	6-1-2035	3,395,503	3,620,408
FNMA ±	2.09	7-1-2035	2,315,382	2,433,434
FNMA ±	2.09	1-1-2036	5,366,629	5,689,270
FNMA ±	2.09	11-1-2035	50,934	53,850
FNMA ±	2.11	1-1-2035	834,720	880,824
FNMA ±	2.12	10-1-2024	59,411	59,644
FNMA ±	2.12	12-1-2024	92,173	92,513
FNMA ±	2.13	11-1-2017	116,433	122,206
FNMA ±	2.13	2-1-2020	13,614	13,652
FNMA ±	2.13	5-1-2033	6,183,582	6,619,387
FNMA ±	2.13	9-1-2035	1,914,629	2,038,604
FNMA ±	2.14	7-1-2035	1,829,397	1,934,781
FNMA ±	2.14	4-1-2018	4,546	4,634

8	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	2.14%	10-1-2035	$976,972	$1,030,761
FNMA ±	2.15	12-1-2032	1,216,209	1,279,362
FNMA ±	2.15	11-1-2027	60,652	60,644
FNMA ±	2.16	6-1-2034	930,025	990,999
FNMA ±	2.16	6-1-2018	1,717	1,764
FNMA ±	2.17	7-1-2035	4,109,870	4,387,680
FNMA ±	2.18	4-1-2030	158,094	162,178
FNMA ±	2.18	12-1-2023	12,179	12,229
FNMA ±	2.19	1-1-2034	3,781,277	4,052,922
FNMA ±	2.19	1-1-2040	685,221	731,804
FNMA ±	2.20	7-1-2018	384,838	403,354
FNMA ±	2.20	4-1-2033	919,247	978,486
FNMA ±	2.20	4-1-2018	332,840	348,897
FNMA ±	2.21	8-1-2025	49,457	49,747
FNMA ±	2.21	1-1-2036	537,644	570,182
FNMA ±	2.21	7-1-2038	1,378,531	1,463,443
FNMA ±	2.22	1-1-2037	3,947,645	4,216,088
FNMA ±	2.22	9-1-2032	7,877,853	8,391,086
FNMA ±	2.22	8-1-2036	4,674,983	4,955,627
FNMA ±	2.23	11-1-2038	1,626,166	1,754,812
FNMA ±	2.23	4-1-2037	4,826,952	5,141,911
FNMA ±	2.23	7-1-2036	4,390,766	4,687,031
FNMA ±	2.23	9-1-2036	1,758,615	1,888,304
FNMA ±	2.24	11-1-2035	906,367	957,889
FNMA ±	2.24	12-1-2025	23,918	24,006
FNMA ±	2.24	8-1-2026	107,769	108,410
FNMA ±	2.24	7-1-2035	1,806,368	1,925,193
FNMA ±	2.24	5-1-2032	222,979	223,814
FNMA ±	2.24	12-1-2033	1,937,867	2,086,644
FNMA ±	2.25	3-1-2031	43,100	45,223
FNMA ±	2.25	4-1-2035	4,123,320	4,418,032
FNMA ±	2.25	1-1-2036	534,451	558,868
FNMA ±	2.25	5-1-2017	43,682	43,737
FNMA ±	2.25	7-1-2017	1,407	1,410
FNMA ±	2.25	8-1-2017	1,079	1,096
FNMA ±	2.25	1-1-2018	539,126	562,027
FNMA ±	2.25	1-1-2019	119,367	123,210
FNMA ±	2.25	10-1-2025	160,522	163,606
FNMA ±	2.25	1-1-2027	44,554	44,723
FNMA ±	2.25	5-1-2033	1,096,881	1,175,741
FNMA ±	2.25	5-1-2036	3,261,416	3,476,694
FNMA ±	2.25	6-1-2036	907,088	967,155
FNMA ±	2.26	12-1-2033	2,749,057	2,944,030
FNMA ±	2.26	9-1-2035	3,223,484	3,428,928
FNMA ±	2.26	8-1-2035	812,583	850,206
FNMA ±	2.26	4-1-2033	1,315,998	1,413,229
FNMA ±	2.26	10-1-2035	477,290	514,435
FNMA ±	2.26	4-1-2040	346,766	371,041
FNMA ±	2.27	9-1-2038	1,754,898	1,873,049
FNMA ±	2.27	5-1-2018	95,223	95,784

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Adjustable Rate Government Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	2.27%	10-1-2033	$840,118	$897,581
FNMA ±	2.28	1-1-2037	4,669,845	4,982,963
FNMA ±	2.28	5-1-2038	6,010,579	6,408,870
FNMA ±	2.28	7-1-2025	5,547	5,610
FNMA ±	2.28	8-1-2039	6,328,829	6,759,340
FNMA ±	2.28	12-1-2039	324,705	335,844
FNMA ±	2.28	1-1-2035	3,094,807	3,304,102
FNMA ±	2.28	3-1-2039	953,607	1,020,764
FNMA ±	2.29	7-1-2029	805,934	845,512
FNMA ±	2.29	4-1-2034	5,022,699	5,373,821
FNMA ±	2.29	4-1-2034	702,264	754,068
FNMA ±	2.29	7-1-2035	1,352,583	1,437,386
FNMA ±	2.29	8-1-2044	5,813,136	6,200,981
FNMA ±	2.29	4-1-2034	1,660,782	1,772,588
FNMA ±	2.30	10-1-2035	3,719,206	3,973,292
FNMA ±	2.30	2-1-2036	6,936,142	7,464,458
FNMA ±	2.30	12-1-2024	36,933	39,059
FNMA ±	2.30	6-1-2032	46,315	46,513
FNMA ±	2.30	6-1-2032	361,198	369,062
FNMA ±	2.30	1-1-2035	493,786	515,894
FNMA ±	2.30	6-1-2035	594,124	639,670
FNMA ±	2.30	1-1-2036	1,587,719	1,694,133
FNMA ±	2.30	1-1-2037	10,684,127	11,436,929
FNMA ±	2.30	7-1-2038	7,437,654	8,079,732
FNMA ±	2.30	12-1-2034	2,348,486	2,509,916
FNMA ±	2.30	5-1-2035	2,036,946	2,190,660
FNMA ±	2.30	2-1-2038	1,514,425	1,618,112
FNMA ±	2.30	5-1-2039	5,117,280	5,474,291
FNMA ±	2.31	4-1-2024	4,331,957	4,580,311
FNMA ±	2.31	2-1-2036	1,403,181	1,499,447
FNMA ±	2.31	3-1-2035	1,688,215	1,815,613
FNMA ±	2.31	2-1-2033	406,647	419,559
FNMA ±	2.31	12-1-2035	927,145	989,824
FNMA ±	2.31	2-1-2035	5,276,431	5,627,644
FNMA ±	2.32	5-1-2033	702,733	743,753
FNMA ±	2.32	7-1-2048	5,912,260	6,344,028
FNMA ±	2.32	9-1-2039	9,600,940	10,247,852
FNMA ±	2.32	6-1-2033	1,203,373	1,281,760
FNMA ±	2.32	7-1-2043	2,586,452	2,779,466
FNMA ±	2.32	12-1-2043	3,236,971	3,455,047
FNMA ±	2.32	6-1-2023	802	806
FNMA ±	2.32	2-1-2035	528,979	560,016
FNMA ±	2.32	10-1-2024	380,676	391,487
FNMA ±	2.32	2-1-2035	4,959,366	5,322,537
FNMA ±	2.33	8-1-2035	4,174,396	4,467,521
FNMA ±	2.33	12-1-2040	11,295,489	12,085,886
FNMA ±	2.33	6-1-2033	547,338	571,778
FNMA ±	2.33	5-1-2037	2,731,545	2,917,154
FNMA ±	2.33	1-1-2044	2,418,893	2,581,253
FNMA ±	2.33	1-1-2027	872,677	932,540

10	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	2.33%	7-1-2038	$1,261,299	$1,360,662
FNMA ±	2.34	7-1-2033	194,978	207,452
FNMA ±	2.34	1-1-2035	7,309,926	7,800,624
FNMA ±	2.34	1-11-2035	2,698,988	2,904,022
FNMA ±	2.34	6-1-2035	1,779,776	1,895,112
FNMA ±	2.34	7-1-2035	2,334,058	2,513,603
FNMA ±	2.34	9-1-2034	5,781,405	6,169,822
FNMA ±	2.34	4-1-2030	19,218	20,336
FNMA ±	2.34	9-1-2032	138,959	139,865
FNMA ±	2.34	4-1-2033	2,131,307	2,267,418
FNMA ±	2.34	6-1-2037	381,257	406,723
FNMA ±	2.34	1-1-2038	7,857,660	8,435,018
FNMA ±	2.34	7-1-2040	4,477,259	4,779,964
FNMA ±	2.34	6-1-2027	115,719	116,364
FNMA ±	2.34	12-1-2033	2,613,274	2,805,540
FNMA ±	2.34	9-1-2036	1,459,118	1,567,104
FNMA ±	2.34	4-1-2043	5,728,567	6,130,997
FNMA ±	2.35	8-1-2031	135,088	135,913
FNMA ±	2.35	10-1-2034	556,215	580,652
FNMA ±	2.35	1-1-2035	1,148,337	1,225,150
FNMA ±	2.35	6-1-2026	94,567	95,136
FNMA ±	2.35	7-1-2035	2,581,024	2,770,795
FNMA ±	2.35	7-1-2035	968,744	1,038,304
FNMA ±	2.35	10-1-2035	1,912,470	2,052,565
FNMA ±	2.35	9-1-2033	64,159	64,441
FNMA ±	2.35	9-1-2033	67,459	67,757
FNMA ±	2.35	7-1-2038	3,866,451	4,144,653
FNMA ±	2.35	5-1-2035	2,921,607	3,126,460
FNMA ±	2.36	12-1-2040	3,582,383	3,830,179
FNMA ±	2.36	7-1-2037	1,184,469	1,277,561
FNMA ±	2.36	8-1-2037	5,970,243	6,400,191
FNMA ±	2.36	7-1-2028	299	321
FNMA ±	2.36	10-1-2036	5,744,735	6,192,115
FNMA ±	2.36	9-1-2039	9,477,492	10,125,507
FNMA ±	2.36	5-1-2042	7,423,888	7,946,785
FNMA ±	2.36	1-1-2031	1,027,464	1,097,572
FNMA ±	2.36	5-1-2036	5,853,818	6,305,840
FNMA ±	2.36	11-1-2017	45,850	46,045
FNMA ±	2.36	4-1-2033	1,143,113	1,227,405
FNMA ±	2.36	2-1-2034	3,992,332	4,305,751
FNMA ±	2.37	3-1-2033	683,366	728,953
FNMA ±	2.37	8-1-2026	908,189	968,246
FNMA ±	2.37	6-1-2036	5,783,550	6,201,664
FNMA ±	2.37	6-1-2034	5,473,202	5,866,565
FNMA ±	2.37	3-1-2035	5,735,729	6,159,741
FNMA ±	2.37	6-1-2027	2,278	2,332
FNMA ±	2.37	8-1-2017	395,541	406,257
FNMA ±	2.38	2-1-2019	2,000	2,012
FNMA ±	2.38	6-1-2025	9,453	9,492
FNMA ±	2.38	1-1-2035	1,723,171	1,852,613

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Adjustable Rate Government Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	2.38%	10-1-2029	$211,268	$212,672
FNMA ±	2.38	5-1-2035	785,847	829,009
FNMA ±	2.39	7-1-2036	4,568,374	4,934,923
FNMA ±	2.39	9-1-2039	8,340,629	8,991,264
FNMA ±	2.39	9-1-2019	6,828	6,827
FNMA ±	2.39	5-1-2034	1,433,440	1,539,608
FNMA ±	2.40	12-1-2040	5,891,963	6,314,355
FNMA ±	2.40	2-1-2036	13,039,641	14,095,981
FNMA ±	2.40	5-1-2037	2,891,219	3,129,472
FNMA ±	2.40	7-1-2048	7,885,904	8,492,701
FNMA ±	2.40	5-1-2019	580	582
FNMA ±	2.40	4-1-2024	75,601	75,970
FNMA ±	2.40	4-1-2024	27,095	27,896
FNMA ±	2.40	7-1-2024	16,059	16,815
FNMA ±	2.40	9-1-2026	113,688	114,414
FNMA ±	2.40	2-1-2037	4,254,298	4,592,613
FNMA ±	2.41	11-1-2022	77,158	77,345
FNMA ±	2.41	9-1-2030	207,628	213,842
FNMA ±	2.41	10-1-2036	1,482,864	1,594,475
FNMA ±	2.41	8-1-2034	3,823,353	4,103,503
FNMA ±	2.41	8-1-2035	1,707,643	1,792,026
FNMA ±	2.41	9-1-2037	1,176,615	1,258,248
FNMA ±	2.42	12-1-2030	85,171	85,635
FNMA ±	2.42	9-1-2034	2,456,173	2,660,885
FNMA ±	2.42	6-1-2037	1,461,031	1,561,092
FNMA ±	2.42	4-1-2035	2,526,033	2,709,133
FNMA ±	2.42	1-1-2019	3,435	3,441
FNMA ±	2.42	9-1-2036	983,382	1,046,342
FNMA ±	2.43	5-1-2033	1,373,348	1,481,531
FNMA ±	2.43	7-1-2033	1,487,555	1,595,183
FNMA ±	2.43	5-1-2034	2,322,262	2,484,686
FNMA ±	2.43	4-1-2035	3,008,418	3,228,323
FNMA ±	2.43	12-1-2042	2,014,138	2,165,515
FNMA ±	2.43	9-1-2037	1,872,650	1,996,888
FNMA ±	2.43	6-1-2019	892	893
FNMA ±	2.44	12-1-2028	50,557	50,551
FNMA ±	2.44	12-1-2034	1,461,267	1,571,005
FNMA ±	2.44	2-1-2035	1,951,130	2,096,655
FNMA ±	2.44	5-1-2035	2,706,024	2,924,592
FNMA ±	2.44	4-1-2036	6,328,919	6,805,310
FNMA ±	2.44	5-1-2025	52,029	52,441
FNMA ±	2.44	4-1-2030	28,234	29,835
FNMA ±	2.44	10-1-2034	1,684,157	1,810,873
FNMA ±	2.45	4-1-2028	333,731	343,624
FNMA ±	2.45	6-1-2032	52,176	52,421
FNMA ±	2.45	2-1-2035	1,541,574	1,652,412
FNMA ±	2.45	6-1-2017	17,005	17,079
FNMA ±	2.45	4-1-2020	6,582	6,607
FNMA ±	2.45	3-1-2033	7,481	7,523
FNMA ±	2.45	1-1-2026	402,254	416,089

12	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	2.45%	1-1-2028	$9,588	$9,640
FNMA ±	2.45	9-1-2028	115,238	115,853
FNMA ±	2.45	6-1-2033	571,028	596,514
FNMA ±	2.46	11-1-2024	173,806	175,206
FNMA ±	2.46	11-1-2020	1,067,996	1,125,265
FNMA ±	2.47	1-1-2036	140,209	144,616
FNMA ±	2.48	6-1-2030	203,266	207,599
FNMA ±	2.48	1-1-2032	137,280	140,689
FNMA ±	2.48	6-1-2027	96,977	97,495
FNMA ±	2.48	1-1-2029	812,274	852,008
FNMA ±	2.48	12-1-2030	1,007,368	1,089,599
FNMA ±	2.49	3-1-2033	2,311,464	2,485,068
FNMA ±	2.49	2-1-2032	1,730,876	1,857,914
FNMA ±	2.50	7-1-2027	61,846	61,843
FNMA ±	2.50	9-1-2030	1,117,471	1,201,371
FNMA ±	2.50	8-1-2040	1,253,863	1,349,661
FNMA ±	2.50	5-1-2017	45,374	46,759
FNMA ±	2.50	2-1-2018	7,709	7,727
FNMA ±	2.50	7-1-2027	360,024	370,613
FNMA ±	2.50	9-1-2032	171,791	174,578
FNMA ±	2.51	9-1-2022	502,960	540,663
FNMA ±	2.52	3-1-2037	5,870,752	6,318,936
FNMA ±	2.52	10-1-2034	778,142	840,509
FNMA ±	2.52	7-1-2017	112,302	115,840
FNMA ±	2.52	10-1-2027	1,082,963	1,151,110
FNMA ±	2.52	5-1-2036	842,901	899,079
FNMA ±	2.53	6-1-2024	58,467	58,707
FNMA ±	2.53	5-1-2027	100,677	103,634
FNMA ±	2.53	7-1-2037	2,075,753	2,238,682
FNMA ±	2.53	5-1-2028	80,116	80,107
FNMA ±	2.54	8-1-2035	1,843,212	1,982,051
FNMA ±	2.54	7-1-2037	1,203,948	1,270,450
FNMA ±	2.54	4-1-2018	426,169	432,411
FNMA ±	2.55	7-1-2020	136,499	139,433
FNMA ±	2.55	12-1-2021	80,752	80,945
FNMA ±	2.55	9-1-2035	948,685	1,015,323
FNMA ±	2.56	8-1-2036	608,677	650,274
FNMA ±	2.57	9-1-2033	1,258,131	1,353,834
FNMA ±	2.57	12-1-2046	1,799,128	1,938,332
FNMA ±	2.58	1-1-2033	2,773,240	2,999,484
FNMA ±	2.58	3-1-2035	4,345,009	4,674,843
FNMA ±	2.58	3-1-2027	190,642	191,290
FNMA ±	2.59	9-1-2035	166,530	178,625
FNMA ±	2.60	8-1-2035	3,960,199	4,251,252
FNMA ±	2.60	4-1-2036	5,691,356	6,101,824
FNMA ±	2.62	9-1-2030	956,083	1,028,980
FNMA ±	2.62	6-1-2040	1,252,492	1,326,057
FNMA ±	2.63	10-1-2029	582,020	607,891
FNMA ±	2.64	11-1-2024	91,070	91,221
FNMA ±	2.64	5-1-2035	2,360,287	2,538,802

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Adjustable Rate Government Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	2.64%	9-1-2030	$823,464	$862,466
FNMA ±	2.64	6-1-2032	222,003	227,440
FNMA ±	2.65	10-1-2024	51,656	51,779
FNMA ±	2.66	5-1-2035	3,787,292	4,077,995
FNMA ±	2.68	1-1-2025	69,533	69,833
FNMA ±	2.70	3-1-2032	141,789	145,296
FNMA ±	2.70	3-1-2035	1,515,496	1,631,145
FNMA ±	2.71	10-1-2024	11,864	12,639
FNMA ±	2.72	9-1-2021	108,320	108,274
FNMA ±	2.72	9-1-2019	64,022	64,640
FNMA ±	2.72	10-1-2018	234,304	243,166
FNMA ±	2.72	10-1-2025	11,624	11,663
FNMA ±	2.72	4-1-2026	8,916	8,956
FNMA ±	2.72	2-1-2028	48,315	48,527
FNMA ±	2.74	10-1-2018	124,683	129,027
FNMA ±	2.74	9-1-2017	353,962	368,365
FNMA ±	2.75	6-1-2016	57,834	59,468
FNMA ±	2.75	7-1-2016	13,055	13,162
FNMA ±	2.75	6-1-2018	17,966	17,971
FNMA ±	2.75	8-1-2018	69,658	69,691
FNMA ±	2.75	12-1-2028	153,622	160,508
FNMA ±	2.75	1-1-2029	19,803	20,707
FNMA ±	2.76	3-1-2034	66,191	66,455
FNMA ±	2.76	5-1-2018	357,344	373,028
FNMA ±	2.77	10-1-2025	9,291	9,315
FNMA ±	2.77	7-1-2039	2,954,237	3,234,611
FNMA ±	2.79	1-1-2033	170,799	171,498
FNMA ±	2.79	7-1-2020	2,306,588	2,404,899
FNMA ±	2.80	10-1-2028	285,986	305,301
FNMA ±	2.80	11-1-2034	2,682,789	2,889,806
FNMA ±	2.80	11-1-2035	14,990,815	16,150,628
FNMA ±	2.81	7-1-2028	363,750	374,394
FNMA ±	2.82	5-1-2018	628	639
FNMA ±	2.83	10-1-2017	2,999	2,999
FNMA ±	2.83	5-1-2028	246,834	257,399
FNMA ±	2.84	7-1-2019	2,850	2,850
FNMA ±	2.86	9-1-2033	42,186	42,357
FNMA ±	2.88	3-1-2019	492,005	518,180
FNMA ±	2.91	4-1-2020	2,057,264	2,181,400
FNMA ±	2.92	4-1-2033	571,402	604,304
FNMA ±	2.93	4-1-2040	2,761,702	2,996,831
FNMA ±	2.94	9-1-2032	1,820,500	1,996,150
FNMA ±	2.95	11-1-2024	159,394	159,696
FNMA ±	3.00	1-1-2029	29,847	31,118
FNMA ±	3.00	8-1-2030	248,945	251,227
FNMA ±	3.00	5-1-2017	60,045	62,858
FNMA ±	3.00	11-1-2028	179,247	188,107
FNMA ±	3.00	2-1-2029	121,773	126,699
FNMA ±	3.00	8-1-2029	773,858	821,934
FNMA ±	3.02	1-1-2031	82,038	82,338

14	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	3.09%	8-1-2031	$70,618	$71,336
FNMA ±	3.09	3-1-2030	160,233	164,199
FNMA ±	3.11	4-1-2024	380,770	402,130
FNMA ±	3.11	1-1-2021	561,883	587,800
FNMA ±	3.16	9-1-2033	44,277	44,312
FNMA ±	3.16	7-1-2033	27,630	27,664
FNMA ±	3.17	1-1-2033	71,671	71,996
FNMA ±	3.23	7-1-2017	47,911	48,137
FNMA ±	3.23	4-1-2034	3,240,950	3,503,143
FNMA ±	3.25	9-1-2017	2,331	2,335
FNMA ±	3.25	7-1-2028	82,669	85,676
FNMA ±	3.37	2-1-2029	2,213,184	2,384,274
FNMA ±	3.45	11-1-2031	45,047	45,258
FNMA ±	3.45	7-1-2021	203,557	207,182
FNMA ±	3.46	11-1-2029	10,398	10,448
FNMA ±	3.47	6-1-2024	31,985	32,069
FNMA ±	3.48	9-1-2033	61,544	61,857
FNMA ±	3.58	10-1-2017	446,170	458,778
FNMA ±	3.62	4-1-2034	1,876,774	2,037,445
FNMA ±	3.71	10-1-2034	353,009	365,758
FNMA ±	3.78	12-1-2050	217,320	219,150
FNMA ±	3.80	7-1-2017	32,832	34,732
FNMA ±	3.81	10-1-2018	48	49
FNMA ±	3.85	12-1-2032	174,334	177,967
FNMA ±	3.92	2-1-2033	100,259	101,498
FNMA ±	3.92	4-1-2032	255,953	257,999
FNMA ±	3.93	9-1-2028	6,252	6,509
FNMA ±	3.95	9-1-2023	6,833	6,875
FNMA ±	4.03	5-1-2034	519,518	555,066
FNMA ±	4.17	6-1-2019	4,631	4,689
FNMA ±	4.19	9-1-2017	2,561	2,590
FNMA ±	4.20	11-1-2031	150,992	153,233
FNMA ±	4.20	11-1-2031	23,052	23,221
FNMA ±	4.26	8-1-2017	28,991	29,764
FNMA ±	4.26	5-1-2017	1,229	1,230
FNMA ±	4.30	1-1-2018	880	882
FNMA ±	4.30	6-1-2034	328,929	349,075
FNMA ±	4.38	12-1-2036	154,932	165,032
FNMA ±	4.39	9-1-2031	339,468	344,561
FNMA ±	4.47	6-1-2028	80,901	83,657
FNMA ±	4.62	2-1-2019	424,470	447,910
FNMA ±	4.79	1-1-2019	566,868	588,348
FNMA ±	4.81	11-1-2019	377	380
FNMA ±	4.92	4-1-2018	215,063	228,803
FNMA ±	4.96	5-1-2025	358	358
FNMA ±	5.16	6-1-2028	47,600	47,630
FNMA ±	5.25	10-1-2021	14,880	14,905
FNMA	5.50	9-1-2019	183,343	194,416
FNMA ±	5.54	1-1-2019	114,029	122,079
FNMA ±	5.73	11-1-2014	77	77

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Adjustable Rate Government Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	6.00%	1-1-2020	$12,369	$12,577
FNMA ±	6.10	9-1-2017	211	212
FNMA ±	6.45	2-1-2034	76,143	77,056
FNMA	6.50	8-1-2028	70,172	72,300
FNMA	6.50	5-1-2031	200,223	226,705
FNMA	7.00	11-1-2014	136	136
FNMA	7.00	11-1-2017	22,802	24,035
FNMA	7.06	11-1-2024	49,299	51,226
FNMA	7.06	12-1-2024	34,452	34,839
FNMA	7.06	1-1-2025	30,405	30,589
FNMA	7.06	3-1-2025	64,913	67,921
FNMA	7.06	3-1-2025	11,263	11,301
FNMA	7.06	4-1-2025	23,434	23,515
FNMA	7.06	1-1-2027	60,347	62,766
FNMA	7.50	2-1-2016	99,399	101,979
FNMA	7.50	1-1-2031	190,547	215,654
FNMA	7.50	1-1-2033	323,525	369,533
FNMA	7.50	5-1-2033	230,327	262,726
FNMA	7.50	5-1-2033	213,807	239,825
FNMA	7.50	6-1-2033	136,937	148,558
FNMA	7.50	7-1-2033	258,108	296,694
FNMA	7.50	8-1-2033	191,850	213,472
FNMA	8.00	12-1-2026	137,982	157,156
FNMA	8.00	2-1-2030	343	350
FNMA	8.00	3-1-2030	396	445
FNMA	8.00	7-1-2031	44,965	46,056
FNMA	8.00	5-1-2033	256,225	289,036
FNMA	8.50	10-1-2026	17,633	19,792
FNMA	8.50	2-1-2027	28,315	28,695
FNMA	8.50	6-1-2030	61,570	63,977
FNMA	8.51	8-1-2024	76,459	80,537
FNMA	9.00	7-1-2030	13,331	13,394
FNMA ±	9.10	10-1-2024	133	133
FNMA	9.50	8-1-2021	32,130	33,103
FNMA	9.50	12-1-2024	24,036	24,486
FNMA	10.00	1-1-2021	23,523	24,208
FNMA	11.00	1-1-2018	8,276	9,105
FNMA	12.50	7-1-2015	19	19
FNMA Series 1989-74 Class J	9.80	10-25-2019	21,579	24,464
FNMA Series 1989-96 Class H	9.00	12-25-2019	12,065	13,403
FNMA Series 1992-39 Class FA ±	2.06	3-25-2022	235,785	243,038
FNMA Series 1992-45 Class F ±	2.06	4-25-2022	43,828	43,101
FNMA Series 1992-87 Class Z	8.00	5-25-2022	27,994	31,519
FNMA Series 1993-113 Class FA ±	1.76	7-25-2023	175,188	178,380
FNMA Series 1994-14 Class F ±	2.27	10-25-2023	390,169	404,579
FNMA Series 1998-T2 Class A5 ±	2.31	1-25-2032	731,908	747,111
FNMA Series 2001-50 Class BA	7.00	10-25-2041	298,313	341,163
FNMA Series 2001-63 Class FD ±	0.76	12-18-2031	205,643	208,452
FNMA Series 2001-81 Class F ±	0.71	1-25-2032	134,380	136,067
FNMA Series 2001-T08 Class A1	7.50	7-25-2041	210,000	237,499

16	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA Series 2001-T10 Class A2	7.50%	12-25-2041	$4,640,382	$5,377,544
FNMA Series 2001-T12 Class A2	7.50	8-25-2041	336,249	394,526
FNMA Series 2001-T12 Class A4 ±	3.42	8-25-2041	8,440,535	8,729,877
FNMA Series 2001-W03 Class A ±	6.93	9-25-2041	1,012,652	1,162,532
FNMA Series 2002-05 Class FD ±	1.06	2-25-2032	390,814	399,885
FNMA Series 2002-33 Class A4 ±	4.59	11-25-2030	205,011	215,290
FNMA Series 2002-66 Class A3 ±	3.11	4-25-2042	11,742,436	12,054,116
FNMA Series 2002-T12 Class A3	7.50	5-25-2042	1,510,906	1,772,972
FNMA Series 2002-T12 Class A5 ±	3.48	10-25-2041	2,890,375	2,961,944
FNMA Series 2002-T18 Class A5 ±	3.57	5-25-2042	876,873	922,481
FNMA Series 2002-T19 Class A4 ±	3.30	3-25-2042	281,704	292,937
FNMA Series 2002-W1 Class 3A ±	3.13	4-25-2042	1,993,023	2,081,858
FNMA Series 2002-W4 Class A6 ±	3.36	5-25-2042	3,105,007	3,266,234
FNMA Series 2003-07 Class A2 ±	2.45	5-25-2042	1,395,922	1,420,859
FNMA Series 2003-63 Class A8 ±	2.64	1-25-2043	1,927,563	1,972,781
FNMA Series 2003-W02 Class 1A3	7.50	7-25-2042	492,642	581,740
FNMA Series 2003-W04 Class 5A ±	3.01	10-25-2042	1,708,380	1,792,329
FNMA Series 2003-W08 Class 4A ±	3.14	11-25-2042	2,329,400	2,501,657
FNMA Series 2003-W10 Class 2A ±	3.08	6-25-2043	4,407,262	4,620,406
FNMA Series 2003-W18 Class 2A ±	3.38	6-25-2043	15,982,321	16,869,196
FNMA Series 2004-T3 Class 1A3	7.00	2-25-2044	777,130	886,532
FNMA Series 2004-T3 Class 2A ±	3.18	8-25-2043	2,618,494	2,757,489
FNMA Series 2004-T9 Class A1 ±	0.45	4-25-2035	317,492	315,767
FNMA Series 2004-W02 Class 5A	7.50	3-25-2044	283,729	326,784
FNMA Series 2004-W1 Class 2A2	7.00	12-25-2033	454,913	529,582
FNMA Series 2004-W1 Class 3A ±	3.31	1-25-2043	137,297	146,063
FNMA Series 2004-W12 Class 2A ±	3.33	6-25-2044	8,099,305	8,641,326
FNMA Series 2004-W15 Class 3A ±	2.62	6-25-2044	10,597,288	11,083,004
FNMA Series 2005-W3 Class 3A ±	2.67	4-25-2045	2,169,995	2,303,686
FNMA Series 2006-W1 Class 3A ±	2.15	10-25-2045	11,489,474	12,101,633
FNMA Series 2007-95 Class A2 ±	0.41	8-27-2036	1,025,000	984,858
FNMA Series 2010-M3 Class A1	2.59	3-25-2020	25,017	25,131
FNMA Series G92-20 Class FB ±	2.06	4-25-2022	133,911	133,261
FNMA Series G93-1 Class K	6.68	1-25-2023	712,132	789,555
FNMA Series G93-19 Class FD ±	1.76	4-25-2023	647,982	660,924
GNMA ±	1.63	2-20-2017	8,373	8,446
GNMA ±	1.63	3-20-2017	10,965	11,408
GNMA ±	1.63	5-20-2017	26,327	27,123
GNMA ±	1.63	5-20-2017	10,374	10,678
GNMA ±	1.63	6-20-2017	2,865	2,951
GNMA ±	1.63	9-20-2017	20,251	20,292
GNMA ±	1.63	9-20-2017	1,638	1,693
GNMA ±	1.63	6-20-2021	62,832	65,141
GNMA ±	1.63	8-20-2021	22,568	23,285
GNMA ±	1.63	8-20-2021	48,805	49,865
GNMA ±	1.63	12-20-2021	9,738	9,956
GNMA ±	1.63	1-20-2022	109,000	111,357
GNMA ±	1.63	2-20-2022	43,303	44,857
GNMA ±	1.63	2-20-2022	99,964	102,143
GNMA ±	1.63	2-20-2022	5,850	6,074

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Adjustable Rate Government Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA ±	1.63%	3-20-2022	$117,131	$119,704
GNMA ±	1.63	3-20-2022	198,983	203,353
GNMA ±	1.63	4-20-2022	318,987	325,959
GNMA ±	1.63	4-20-2022	308,484	315,226
GNMA ±	1.63	5-20-2022	31,124	32,213
GNMA ±	1.63	5-20-2022	300,852	307,477
GNMA ±	1.63	5-20-2022	83,928	85,777
GNMA ±	1.63	6-20-2022	25,117	25,674
GNMA ±	1.63	7-20-2022	12,482	12,932
GNMA ±	1.63	9-20-2022	105,551	105,779
GNMA ±	1.63	9-20-2022	47,218	48,352
GNMA ±	1.63	9-20-2022	10,370	10,619
GNMA ±	1.63	10-20-2022	36,131	37,002
GNMA ±	1.63	10-20-2022	120,979	123,897
GNMA ±	1.63	11-20-2022	77,459	79,340
GNMA ±	1.63	11-20-2022	94,222	96,510
GNMA ±	1.63	12-20-2022	28,475	29,171
GNMA ±	1.63	12-20-2022	381,068	395,014
GNMA ±	1.63	12-20-2022	7,996	8,318
GNMA ±	1.63	1-20-2023	834,115	864,969
GNMA ±	1.63	1-20-2023	61,843	63,301
GNMA ±	1.63	2-20-2023	78,159	80,015
GNMA ±	1.63	2-20-2023	43,821	45,379
GNMA ±	1.63	2-20-2023	78,753	80,622
GNMA ±	1.63	3-20-2023	84,834	86,861
GNMA ±	1.63	4-20-2023	13,721	14,047
GNMA ±	1.63	4-20-2023	33,107	33,893
GNMA ±	1.63	5-20-2023	28,523	29,205
GNMA ±	1.63	5-20-2023	12,625	13,094
GNMA ±	1.63	6-20-2023	313,228	320,754
GNMA ±	1.63	6-20-2023	133,491	136,699
GNMA ±	1.63	7-20-2023	4,688	4,872
GNMA ±	1.63	9-20-2023	412,963	423,663
GNMA ±	1.63	9-20-2023	92,638	95,039
GNMA ±	1.63	9-20-2023	352,470	361,431
GNMA ±	1.63	10-20-2023	883,293	906,289
GNMA ±	1.63	11-20-2023	649,865	666,560
GNMA ±	1.63	11-20-2023	631,317	647,841
GNMA ±	1.63	12-20-2023	27,456	28,434
GNMA ±	1.63	12-20-2023	115,616	118,662
GNMA ±	1.63	12-20-2023	853,734	876,095
GNMA ±	1.63	4-20-2024	43,380	44,478
GNMA ±	1.63	4-20-2024	243,490	252,537
GNMA ±	1.63	5-20-2024	198,012	203,078
GNMA ±	1.63	5-20-2024	18,145	18,610
GNMA ±	1.63	6-20-2024	22,399	22,972
GNMA ±	1.63	6-20-2024	33,209	34,063
GNMA ±	1.63	6-20-2024	117,231	120,375
GNMA ±	1.63	7-20-2024	80,347	83,099
GNMA ±	1.63	7-20-2024	614,521	631,350

18	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA ±	1.63%	8-20-2024	$40,302	$41,832
GNMA ±	1.63	11-20-2024	108,976	112,971
GNMA ±	1.63	4-20-2025	124,621	129,273
GNMA ±	1.63	9-20-2025	171,602	176,659
GNMA ±	1.63	10-20-2025	626,476	645,004
GNMA ±	1.63	1-20-2026	686,409	706,127
GNMA ±	1.63	2-20-2026	520,598	535,607
GNMA ±	1.63	10-20-2026	116,259	119,868
GNMA ±	1.63	1-20-2027	239,211	246,414
GNMA ±	1.63	1-20-2027	9,815	9,906
GNMA ±	1.63	5-20-2027	25,718	26,707
GNMA ±	1.63	8-20-2027	20,651	21,316
GNMA ±	1.63	9-20-2027	3,458	3,570
GNMA ±	1.63	10-20-2027	7,326	7,604
GNMA ±	1.63	1-20-2028	8,386	8,649
GNMA ±	1.63	12-20-2029	217,492	225,062
GNMA ±	1.63	1-20-2030	126,475	130,711
GNMA ±	1.63	10-20-2030	158,827	164,380
GNMA ±	1.63	11-20-2031	5,955	5,974
GNMA ±	1.63	4-20-2032	78,934	82,021
GNMA ±	1.63	5-20-2032	209,374	217,563
GNMA ±	1.63	6-20-2032	459,260	477,219
GNMA ±	1.63	11-20-2032	501,693	517,095
GNMA ±	1.63	2-20-2033	4,007	4,151
GNMA ±	1.63	3-20-2033	47,650	49,689
GNMA ±	2.00	1-20-2017	6,998	7,218
GNMA ±	2.00	2-20-2017	34,399	35,591
GNMA ±	2.00	3-20-2017	5,901	6,093
GNMA ±	2.00	9-20-2017	2,456	2,541
GNMA ±	2.00	7-20-2018	406	407
GNMA ±	2.00	8-20-2018	6,386	6,615
GNMA ±	2.00	1-20-2021	21,213	21,413
GNMA ±	2.00	2-20-2021	49,660	51,659
GNMA ±	2.00	8-20-2021	10,746	11,070
GNMA ±	2.00	10-20-2021	229,455	236,499
GNMA ±	2.00	11-20-2021	28,495	29,376
GNMA ±	2.00	2-20-2022	4,672	4,862
GNMA ±	2.00	3-20-2022	38,692	40,261
GNMA ±	2.00	5-20-2022	19,161	19,855
GNMA ±	2.00	7-20-2022	6,569	6,833
GNMA ±	2.00	12-20-2022	59,441	61,785
GNMA ±	2.00	2-20-2023	5,357	5,377
GNMA ±	2.00	10-20-2024	1,102,053	1,144,628
GNMA ±	2.00	11-20-2024	530,120	550,709
GNMA ±	2.00	7-20-2025	7,717	8,028
GNMA ±	2.00	9-20-2026	113,337	118,704
GNMA ±	2.00	11-20-2026	10,098	10,552
GNMA ±	2.00	2-20-2027	7,257	7,587
GNMA ±	2.00	7-20-2027	2,773	2,904
GNMA ±	2.00	8-20-2027	4,170	4,369

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Adjustable Rate Government Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA ±	2.00%	11-20-2027	$6,138	$6,277
GNMA ±	2.04	8-20-2062	8,257,460	8,786,977
GNMA ±	2.05	9-20-2062	2,595,676	2,765,822
GNMA ±	2.13	1-20-2022	4,290	4,449
GNMA ±	2.13	7-20-2022	4,743	4,766
GNMA ±	2.13	7-20-2022	6,233	6,262
GNMA ±	2.50	8-20-2017	13,183	13,641
GNMA ±	2.50	10-20-2017	5,214	5,397
GNMA ±	2.50	11-20-2017	11,241	11,635
GNMA ±	2.50	12-20-2017	13,278	13,754
GNMA ±	2.50	7-20-2018	36,863	38,253
GNMA ±	2.50	8-20-2018	15,074	15,631
GNMA ±	2.50	3-20-2019	2,402	2,512
GNMA ±	2.50	11-20-2020	16,575	17,328
GNMA ±	2.50	12-20-2020	11,371	11,828
GNMA ±	2.50	5-20-2021	8,975	9,303
GNMA ±	2.50	12-20-2021	23,021	23,803
GNMA ±	2.50	7-20-2022	6,945	7,247
GNMA ±	2.50	7-20-2024	302,856	315,538
GNMA ±	2.50	8-20-2024	56,087	58,264
GNMA ±	2.50	10-20-2024	517,488	545,954
GNMA ±	2.50	12-20-2024	382,365	403,592
GNMA ±	2.50	4-20-2025	5,434	5,742
GNMA ±	2.75	10-20-2017	32,345	33,345
GNMA ±	3.00	2-20-2016	4,141	4,158
GNMA ±	3.00	3-20-2016	8,749	8,840
GNMA ±	3.00	4-20-2016	7,258	7,402
GNMA ±	3.00	5-20-2016	634	646
GNMA ±	3.00	7-20-2017	6,602	6,746
GNMA ±	3.00	8-20-2017	62,287	65,022
GNMA ±	3.00	8-20-2017	5,679	5,701
GNMA ±	3.00	9-20-2017	69,307	71,471
GNMA ±	3.00	11-20-2017	14,131	14,638
GNMA ±	3.00	12-20-2017	90,925	93,684
GNMA ±	3.00	1-20-2018	24,523	25,329
GNMA ±	3.00	6-20-2018	5,630	5,799
GNMA ±	3.00	11-20-2018	3,582	3,709
GNMA ±	3.00	12-20-2018	880	911
GNMA ±	3.00	1-20-2019	1,874	1,881
GNMA ±	3.00	2-20-2019	6,379	6,594
GNMA ±	3.00	3-20-2019	9,360	9,699
GNMA ±	3.00	5-20-2019	15,706	16,241
GNMA ±	3.00	6-20-2019	33,117	34,244
GNMA ±	3.00	8-20-2019	12,118	12,120
GNMA ±	3.00	6-20-2020	7,733	8,003
GNMA ±	3.00	1-20-2021	227	236
GNMA ±	3.00	2-20-2021	337	350
GNMA ±	3.50	9-20-2017	12,906	13,465
GNMA ±	3.50	10-20-2017	143	144
GNMA ±	3.50	11-20-2017	33,239	34,571

20	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA ±	3.50%	2-20-2018	$25,512	$26,453
GNMA ±	3.50	3-20-2018	3,034	3,166
GNMA ±	3.50	4-20-2018	4,408	4,577
GNMA ±	3.50	5-20-2018	1,175	1,187
GNMA ±	3.50	9-20-2018	3,759	3,917
GNMA ±	3.50	2-20-2019	22,352	23,316
GNMA ±	3.50	9-20-2019	25,224	26,203
GNMA ±	3.50	1-20-2020	11,051	11,099
GNMA ±	4.00	1-20-2016	58,792	60,774
GNMA ±	4.00	3-20-2016	11,473	11,846
GNMA ±	4.00	4-20-2016	1,729	1,781
GNMA ±	4.00	5-20-2016	225	233
GNMA ±	4.00	11-20-2017	14,040	14,567
GNMA ±	4.00	4-20-2018	8,184	8,482
GNMA ±	4.00	11-20-2018	54,349	56,831
GNMA ±	4.00	1-20-2019	66,976	68,254
GNMA ±	4.00	5-20-2019	4,066	4,233
GNMA ±	4.50	12-20-2017	2,471	2,600
GNMA ±	5.00	8-20-2015	1,501	1,521
GNMA ±	5.00	9-20-2015	2,571	2,610
GNMA ±	5.00	10-20-2015	2,782	2,849
GNMA	6.45	4-20-2025	70,693	79,524
GNMA	6.45	5-20-2025	30,654	33,522
GNMA	6.45	9-20-2025	48,810	56,646
GNMA	6.50	6-20-2034	83,758	87,421
GNMA	6.50	8-20-2034	896,320	1,030,576
GNMA	6.50	8-20-2034	119,882	127,841
GNMA	6.75	2-15-2029	133,174	151,624
GNMA	7.00	7-20-2034	65,815	68,025
GNMA	7.25	7-15-2017	13,227	13,399
GNMA	7.25	8-15-2017	22,895	24,119
GNMA	7.25	8-15-2017	15,487	15,709
GNMA	7.25	9-15-2017	24,141	25,492
GNMA	7.25	10-15-2017	33,471	35,260
GNMA	7.25	10-15-2017	14,500	14,697
GNMA	7.25	11-15-2017	16,240	16,493
GNMA	7.25	1-15-2018	6,737	6,763
GNMA	7.25	1-15-2018	9,422	9,459
GNMA	7.25	2-15-2018	18,515	18,860
GNMA	7.25	5-15-2018	9,982	10,021
GNMA	9.00	5-15-2016	4,745	4,764
GNMA	9.00	7-15-2016	367	368
GNMA	9.00	8-15-2016	6,842	6,870
GNMA	9.00	11-15-2016	4,285	4,303
GNMA	9.00	11-15-2016	2,377	2,472
GNMA	9.00	12-15-2016	167	168
GNMA	9.00	2-15-2017	4,590	4,825
GNMA	9.00	5-15-2017	826	830
GNMA	9.00	7-15-2017	7,301	7,331
GNMA	9.00	3-15-2020	3,796	3,890

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Adjustable Rate Government Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA	9.00%	8-15-2021	$647	$650
GNMA	9.00	7-20-2024	1,025	1,051
GNMA	9.00	8-20-2024	414	462
GNMA	9.00	9-20-2024	1,885	2,156
GNMA	9.00	10-20-2024	9,311	10,270
GNMA	9.00	11-20-2024	182	183
GNMA	9.00	1-20-2025	7,198	8,302
GNMA	9.00	2-20-2025	24,135	27,675
GNMA Series 2011-H12 Class FA ±	0.65	2-20-2061	3,306,004	3,305,286
GNMA Series 2011-H17 Class FA ±	0.69	6-20-2061	1,772,873	1,775,461

Total Agency Securities (Cost $1,291,904,254)				1,317,928,635

	Yield		Shares
Short-Term Investments: 3.20%

Investment Companies: 3.13%
Wells Fargo Advantage Government Money Market Fund, Institutional Class (l)(u)	0.01		42,926,628	42,926,628

			Principal
U.S. Treasury Securities: 0.07%
U.S. Treasury Bill #(z)	0.02	9-18-2014	$900,000	899,992

Total Short-Term Investments (Cost $43,826,619)				43,826,620

Total investments in securities
(Cost $1,335,730,873) *	99.40%	1,361,755,255
Other assets and liabilities, net	0.60	8,211,555

Total net assets	100.00%	$1,369,966,810

±	Variable rate investment. The rate shown is the rate in effect at period end.

(c)	Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $1,336,632,596 and unrealized gains (losses) consists of:

Gross unrealized gains	$27,013,925
Gross unrealized losses	(1,891,266)

Net unrealized gains	$25,122,659

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Government Securities Fund	1

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 72.15%
FDIC Series 2010-S1 Class 1A 144A±	0.71%	2-25-2048	$7,635,593	$7,638,990
FDIC Series 2013-R1 Class A 144A	1.15	3-25-2033	5,955,327	5,895,560
FHLB	5.63	3-14-2036	6,150,000	8,200,146
FHLMC ±	2.26	10-1-2026	234,707	247,861
FHLMC	2.38	1-13-2022	10,415,000	10,470,481
FHLMC ±	2.38	6-1-2032	87,858	92,175
FHLMC ±	2.53	7-1-2029	232,190	243,793
FHLMC ±	2.53	9-1-2031	9,656	9,658
FHLMC ±	2.53	9-1-2031	58,112	58,216
FHLMC ±	2.62	1-1-2038	1,097,413	1,181,485
FHLMC ±	2.86	5-1-2026	144,292	149,426
FHLMC ±	2.98	7-1-2032	1,696,993	1,738,045
FHLMC %%	3.50	9-1-2044	80,990,000	83,191,916
FHLMC %%	4.00	9-1-2044	11,875,000	12,555,725
FHLMC	4.50	3-1-2042	1,155,592	1,248,373
FHLMC	5.00	5-1-2018	290,425	306,669
FHLMC	5.00	4-1-2019	245,568	259,315
FHLMC	5.00	4-1-2019	276,888	293,756
FHLMC	5.00	6-1-2019	399,101	426,078
FHLMC	5.00	8-1-2019	1,431,056	1,527,937
FHLMC	5.00	10-1-2019	534,644	568,739
FHLMC	5.00	2-1-2020	1,530,685	1,644,717
FHLMC	5.00	8-1-2040	3,440,464	3,792,905
FHLMC	5.50	7-1-2035	9,464,195	10,631,677
FHLMC	5.50	12-1-2038	6,221,713	6,890,970
FHLMC	6.00	1-1-2024	3,728,278	4,061,577
FHLMC	6.00	10-1-2032	77,025	87,756
FHLMC	6.00	5-25-2043	7,017,650	8,070,838
FHLMC ±	6.38	1-1-2026	80,731	82,187
FHLMC	6.50	4-1-2018	26,339	27,471
FHLMC	6.50	4-1-2021	52,270	55,048
FHLMC	6.50	4-1-2022	139,591	157,251
FHLMC	6.50	9-1-2028	42,316	48,033
FHLMC	6.50	9-1-2028	23,669	26,663
FHLMC	6.50	7-1-2031	7	7
FHLMC	6.50	8-1-2037	213,461	234,881
FHLMC	7.00	10-1-2014	26,823	26,923
FHLMC	7.00	12-1-2023	6,761	7,756
FHLMC	7.00	5-1-2024	11,500	11,788
FHLMC	7.00	12-1-2026	4,346	4,689
FHLMC	7.00	12-1-2026	363	365
FHLMC	7.00	12-1-2026	889	995
FHLMC	7.00	4-1-2029	3,759	4,378
FHLMC	7.00	4-1-2029	1,841	1,848
FHLMC	7.00	5-1-2029	25,567	29,397
FHLMC	7.00	4-1-2032	217,902	251,197
FHLMC	7.50	11-1-2031	300,484	357,947
FHLMC	7.50	4-1-2032	251,589	295,974
FHLMC	8.00	2-1-2017	7,600	8,005

2	Wells Fargo Advantage Government Securities Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC	8.00%	8-1-2023	$37,408	$41,256
FHLMC	8.00	6-1-2024	9,938	11,375
FHLMC	8.00	6-1-2024	3,994	4,137
FHLMC	8.00	6-1-2024	12,839	14,315
FHLMC	8.00	8-1-2026	27,175	32,117
FHLMC	8.00	11-1-2026	29,278	34,489
FHLMC	8.00	11-1-2028	22,268	25,564
FHLMC	8.50	7-1-2022	5,284	5,917
FHLMC	8.50	12-1-2025	20,159	23,404
FHLMC	8.50	5-1-2026	2,975	3,366
FHLMC	8.50	8-1-2026	7,265	7,633
FHLMC	8.50	8-1-2026	26,538	26,666
FHLMC	9.00	6-1-2016	2,399	2,423
FHLMC	9.00	1-1-2017	6,952	7,015
FHLMC	9.00	4-1-2017	10,731	11,283
FHLMC	9.00	11-1-2018	40,246	42,120
FHLMC	9.00	8-1-2019	501	539
FHLMC	9.00	8-1-2019	88	89
FHLMC	9.00	12-1-2019	234	257
FHLMC	9.00	1-1-2020	32	32
FHLMC	9.00	2-1-2020	144	160
FHLMC	9.00	3-1-2020	2,054	2,100
FHLMC	9.00	3-1-2020	279	291
FHLMC	9.00	9-1-2020	229	252
FHLMC	9.00	9-1-2020	798	831
FHLMC	9.00	12-1-2020	66	67
FHLMC	9.00	3-1-2021	5,057	5,580
FHLMC	9.00	4-1-2021	54,607	58,335
FHLMC	9.00	4-1-2021	6,567	7,148
FHLMC	9.00	4-1-2021	278	316
FHLMC	9.00	7-1-2021	4,983	5,006
FHLMC	9.00	7-1-2021	4,250	4,403
FHLMC	9.00	8-1-2021	665	761
FHLMC	9.00	7-1-2022	693	713
FHLMC	9.00	9-1-2024	1,667	1,869
FHLMC	9.50	9-1-2016	35	36
FHLMC	9.50	10-1-2016	232	245
FHLMC	9.50	8-1-2018	34	34
FHLMC	9.50	8-1-2019	171	189
FHLMC	9.50	2-1-2020	9	10
FHLMC	9.50	6-1-2020	81	90
FHLMC	9.50	8-1-2020	391	439
FHLMC	9.50	9-1-2020	21	21
FHLMC	9.50	9-1-2020	6,165	6,650
FHLMC	9.50	9-1-2020	55	62
FHLMC	9.50	10-1-2020	79	89
FHLMC	9.50	10-1-2020	43	47
FHLMC	9.50	11-1-2020	91	102
FHLMC	9.50	5-1-2021	262	296
FHLMC	9.50	9-1-2022	682,286	755,491

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Government Securities Fund	3

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC	9.50%	4-1-2025	$67,079	$76,703
FHLMC	10.00	8-1-2017	15	15
FHLMC	10.00	1-1-2019	14	16
FHLMC	10.00	8-1-2019	6	6
FHLMC	10.00	12-1-2019	272	305
FHLMC	10.00	3-1-2020	26	29
FHLMC	10.00	6-1-2020	36	41
FHLMC	10.00	7-1-2020	51	54
FHLMC	10.00	8-1-2020	42	47
FHLMC	10.00	10-1-2021	66,244	73,787
FHLMC	10.00	8-1-2022	296,891	322,115
FHLMC	10.00	2-1-2025	694,144	793,112
FHLMC	10.50	2-1-2019	26	27
FHLMC	10.50	5-1-2019	107	109
FHLMC	10.50	6-1-2019	14	15
FHLMC	10.50	8-1-2019	19,118	21,355
FHLMC	10.50	12-1-2019	19,528	19,959
FHLMC	10.50	5-1-2020	46,299	52,332
FHLMC	10.50	5-1-2020	5,480	5,648
FHLMC	10.50	8-1-2020	33,762	35,485
FHLMC	10.50	8-1-2020	14,811	14,835
FHLMC Series 16 Class D	10.00	10-15-2019	13,892	14,894
FHLMC Series 2882 Class TF ±	0.41	10-15-2034	2,763,767	2,769,088
FHLMC Series 3221 Class VA	5.00	9-15-2017	4,370,694	4,537,082
FHLMC Series 3706 Class C	2.00	8-15-2020	5,607,233	5,694,425
FHLMC Series 3767 Class PD	4.00	7-15-2040	454,068	474,714
FHLMC Series 3948 Class DA	3.00	12-15-2024	997,863	1,044,568
FHLMC Series K020 Class X1 ±(c)	1.60	5-25-2022	48,208,046	4,346,437
FHLMC Series T-15 Class A6 ±	0.56	11-25-2028	247,433	244,331
FHLMC Series T-23 Class A ±	0.44	5-25-2030	1,050,821	1,019,160
FHLMC Series T-35 Class A ±	0.44	9-25-2031	438,732	410,777
FHLMC Series T-42 Class A6	9.50	2-25-2042	1,307,383	1,623,509
FHLMC Series T-55 Class 2A1 ±	2.68	3-25-2043	661,845	663,763
FHLMC Series T-57 Class 1A1	6.50	7-25-2043	1,725,507	1,941,703
FHLMC Series T-57 Class 2A1 ±	3.24	7-25-2043	3,535,062	3,667,821
FHLMC Series T-67 Class 1A1C ±	2.93	3-25-2036	1,831,296	1,936,795
FHLMC Series T-67 Class 2A1C ±	2.91	3-25-2036	3,407,835	3,562,851
FHLMC Series T-75 Class A1 ±	0.20	12-25-2036	6,374,138	6,333,911
FNMA ¤	0.00	12-1-2014	121,000,000	120,985,480
FNMA ±	1.85	1-1-2043	2,359,099	2,417,759
FNMA ±	2.04	5-1-2036	2,336,831	2,476,153
FNMA ±	2.10	12-1-2035	2,057,148	2,185,794
FNMA ±	2.12	5-1-2036	3,770,460	3,961,469
FNMA ±	2.31	9-1-2031	103,447	109,108
FNMA ±	2.31	11-1-2031	209,748	212,337
FNMA ±	2.31	4-1-2032	133,214	134,234
FNMA ±	2.34	6-1-2032	176,213	186,328
FNMA ±	2.34	8-1-2036	2,977,121	3,199,687
FNMA ±	2.35	12-1-2034	2,076,477	2,222,027
FNMA ±	2.39	12-1-2040	88,727	93,941

4	Wells Fargo Advantage Government Securities Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	2.40%	9-1-2031	$471,314	$477,619
FNMA ±	2.42	6-1-2034	809,041	853,261
FNMA ±	2.48	9-1-2036	1,764,177	1,891,093
FNMA	2.50	4-25-2039	396,354	405,318
FNMA ±	2.53	10-1-2027	283,449	302,337
FNMA ±	2.63	9-1-2027	728,062	777,944
FNMA	2.96	7-1-2015	932,284	932,254
FNMA	3.00	4-1-2022	1,428,234	1,491,654
FNMA %%	3.00	9-1-2029	18,235,000	18,900,021
FNMA %%	3.00	9-1-2044	78,050,000	77,667,375
FNMA ±	3.00	5-1-2036	1,519,421	1,615,808
FNMA ±	3.14	2-1-2027	981,583	1,002,811
FNMA	3.21	3-1-2015	994,126	1,003,695
FNMA ±	3.22	7-1-2026	474,104	510,758
FNMA ±	3.22	1-1-2033	98,417	100,906
FNMA ±	3.29	4-1-2033	97,766	98,918
FNMA %%	3.50	9-1-2029	15,180,000	16,028,305
FNMA %%	3.50	9-1-2044	26,335,000	27,105,710
FNMA ±	3.93	9-1-2028	369,580	384,773
FNMA	4.00	5-1-2021	1,378,788	1,460,550
FNMA %%	4.00	9-1-2029	12,615,000	13,345,290
FNMA %%	4.00	9-1-2044	54,450,000	57,685,098
FNMA ±	4.11	7-1-2033	163,652	167,038
FNMA	4.50	8-1-2018	1,319,978	1,396,013
FNMA	4.50	12-1-2018	1,105,576	1,171,021
FNMA %%	4.50	9-1-2029	11,445,000	12,094,154
FNMA %%	4.50	9-1-2044	17,387,000	18,772,527
FNMA	4.68	2-1-2020	3,274,858	3,660,447
FNMA	4.79	5-1-2019	2,173,353	2,423,009
FNMA	5.00	12-1-2018	857,854	906,471
FNMA	5.00	6-1-2019	828,578	875,383
FNMA	5.00	6-1-2023	1,733,379	1,853,468
FNMA	5.00	3-1-2034	1,339,012	1,479,723
FNMA	5.00	8-1-2040	25,259,854	27,946,730
FNMA	5.03	5-1-2015	6,186,099	6,318,451
FNMA	5.22	10-1-2015	3,212,964	3,313,468
FNMA	5.38	5-1-2017	714,855	767,358
FNMA	5.39	1-1-2024	2,630,802	2,969,732
FNMA	5.50	6-1-2016	151,464	160,612
FNMA	5.50	11-1-2023	242,381	267,269
FNMA	5.50	1-1-2025	230,966	250,484
FNMA	5.50	1-1-2025	965,800	1,058,856
FNMA	5.50	9-1-2033	4,422,356	4,966,708
FNMA	5.50	9-1-2033	2,027,954	2,277,667
FNMA	5.50	6-1-2034	9,323,306	10,448,981
FNMA	5.50	8-1-2035	1,618,838	1,808,393
FNMA	5.50	1-1-2037	1,751,650	1,956,118
FNMA	5.55	5-1-2016	3,070,469	3,277,319
FNMA	5.55	9-1-2019	2,271,948	2,350,715
FNMA	5.61	2-1-2021	2,708,728	2,983,490
FNMA	5.63	2-1-2018	1,079,267	1,207,423

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Government Securities Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	5.67%	3-1-2016	$6,092,353	$6,433,036
FNMA	5.67	11-1-2021	5,511,656	5,844,184
FNMA	5.70	3-1-2016	930,599	982,851
FNMA	5.75	5-1-2021	3,503,552	3,954,160
FNMA	5.79	10-1-2017	1,070,933	1,194,913
FNMA	5.95	6-1-2024	1,772,260	2,058,810
FNMA	6.00	5-1-2016	46,031	47,128
FNMA	6.00	3-1-2024	169,873	191,378
FNMA	6.00	2-1-2035	2,260,627	2,513,115
FNMA	6.00	11-1-2037	1,552,445	1,756,177
FNMA %%	6.00	9-1-2044	21,385,000	24,120,777
FNMA	6.08	1-1-2019	796,378	823,880
FNMA	6.50	6-1-2017	125,664	130,858
FNMA	6.50	1-1-2024	85,393	96,272
FNMA	6.50	3-1-2028	44,348	49,348
FNMA	6.50	12-1-2029	527,490	603,670
FNMA	6.50	11-1-2031	126,877	144,822
FNMA	6.50	7-1-2036	1,045,885	1,237,656
FNMA	6.50	7-1-2036	721,618	851,665
FNMA	6.50	7-25-2042	2,382,561	2,699,920
FNMA	6.65	5-1-2016	1,403,716	1,520,875
FNMA	7.00	11-1-2026	15,223	17,213
FNMA	7.00	9-1-2031	6,081	6,134
FNMA	7.00	1-1-2032	6,926	7,939
FNMA	7.00	2-1-2032	166,556	197,937
FNMA	7.00	2-1-2032	8,324	8,682
FNMA	7.00	10-1-2032	430,164	504,659
FNMA	7.00	2-1-2034	3,833	4,209
FNMA	7.00	4-1-2034	321,672	377,123
FNMA	7.00	1-1-2036	9,401	10,150
FNMA	7.00	9-1-2036	365,084	397,371
FNMA	7.50	7-1-2015	1,773	1,781
FNMA	7.50	9-1-2031	151,384	184,525
FNMA	7.50	11-25-2031	791,559	919,268
FNMA	7.50	2-1-2032	52,057	60,379
FNMA	7.50	10-1-2037	2,380,556	2,711,393
FNMA	8.00	8-1-2020	1,090	1,093
FNMA	8.00	5-1-2027	59,719	62,545
FNMA	8.00	10-1-2027	12,335	12,386
FNMA	8.00	6-1-2028	9,795	11,151
FNMA	8.00	2-1-2030	191,032	220,181
FNMA	8.00	9-1-2040	2,025,649	2,413,469
FNMA	8.50	5-1-2017	217,948	232,032
FNMA	8.50	5-1-2017	3,642	3,865
FNMA	8.50	8-1-2024	36,191	40,830
FNMA	8.50	5-1-2026	224,726	254,688
FNMA	8.50	7-1-2026	32,958	35,517
FNMA	8.50	8-1-2026	16,694	17,164
FNMA	8.50	9-1-2026	374	386
FNMA	8.50	10-1-2026	36,188	37,016

6	Wells Fargo Advantage Government Securities Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	8.50%	10-1-2026	$379	$400
FNMA	8.50	10-1-2026	9,365	9,407
FNMA	8.50	11-1-2026	35,614	36,891
FNMA	8.50	11-1-2026	11,743	12,640
FNMA	8.50	12-1-2026	269,879	328,414
FNMA	8.50	12-1-2026	23,350	26,717
FNMA	8.50	12-1-2026	336	338
FNMA	8.50	2-1-2027	562	646
FNMA	8.50	2-1-2027	9,046	9,162
FNMA	8.50	3-1-2027	1,484	1,705
FNMA	8.50	3-1-2027	2,993	3,006
FNMA	8.50	6-1-2027	272,400	311,496
FNMA	8.50	7-1-2029	965	969
FNMA	9.00	3-1-2021	41,904	45,822
FNMA	9.00	6-1-2021	223	250
FNMA	9.00	7-1-2021	63,115	69,017
FNMA	9.00	8-1-2021	294	335
FNMA	9.00	10-1-2021	43,617	46,801
FNMA	9.00	1-1-2025	2,936	2,999
FNMA	9.00	1-1-2025	24,015	27,485
FNMA	9.00	2-1-2025	9,557	9,604
FNMA	9.00	3-1-2025	714	724
FNMA	9.00	3-1-2025	4,070	4,310
FNMA	9.00	3-1-2025	1,595	1,603
FNMA	9.00	4-1-2025	3,804	3,823
FNMA	9.00	7-1-2028	46,654	52,403
FNMA	9.50	11-1-2020	209	235
FNMA	9.50	12-15-2020	70,250	74,944
FNMA	9.50	1-1-2021	29,724	30,969
FNMA	9.50	6-1-2022	4,529	4,742
FNMA	9.50	7-1-2028	61,784	65,654
FNMA	10.00	12-1-2020	95,294	105,648
FNMA	11.00	2-1-2019	11,708	11,781
FNMA	11.00	10-15-2020	6,143	6,443
FNMA	11.25	2-1-2016	1,644	1,654
FNMA Series 161 Class 2 (c)	8.50	7-25-2022	75,765	19,920
FNMA Series 1988-2 Class Z	10.10	2-25-2018	4,122	4,266
FNMA Series 1988-7 Class Z	9.25	4-25-2018	26,089	28,426
FNMA Series 1989-10 Class Z	9.50	3-25-2019	188,471	210,118
FNMA Series 1989-100 Class Z	8.75	12-25-2019	116,111	128,864
FNMA Series 1989-12 Class Y	10.00	3-25-2019	292,291	326,155
FNMA Series 1989-22 Class G	10.00	5-25-2019	192,393	217,384
FNMA Series 1989-63 Class Z	9.40	10-25-2019	26,687	28,997
FNMA Series 1989-98 Class E	9.20	12-25-2019	74,011	81,414
FNMA Series 1990-144 Class W	9.50	12-25-2020	128,889	146,596
FNMA Series 1990-75 Class Z	9.50	7-25-2020	142,788	162,355
FNMA Series 1990-84 Class Y	9.00	7-25-2020	31,926	35,734
FNMA Series 1990-96 Class Z	9.67	8-25-2020	199,513	227,497
FNMA Series 1991-5 Class Z	8.75	1-25-2021	48,532	54,050
FNMA Series 1991-85 Class Z	8.00	6-25-2021	141,153	152,674

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Government Securities Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA Series 1992-45 Class Z	8.00%	4-25-2022	$160,421	$185,412
FNMA Series 1999-W6 Class A ±	9.52	9-25-2028	22,906	23,781
FNMA Series 2000-T6 Class A2	9.50	6-25-2030	1,269,827	1,445,998
FNMA Series 2001-T10 Class A3	9.50	12-25-2041	1,943,983	2,235,452
FNMA Series 2001-T12 Class A3	9.50	8-25-2041	484,509	567,239
FNMA Series 2001-T4 Class A1	7.50	7-25-2041	1,150,126	1,373,331
FNMA Series 2001-T8 Class A3 ±	3.69	7-25-2041	1,319,067	1,329,143
FNMA Series 2002-T12 Class A5 ±	3.48	10-25-2041	1,630,061	1,670,423
FNMA Series 2002-T19 Class A1	6.50	7-25-2042	6,540,385	7,466,615
FNMA Series 2002-T5 Class A1 ±	0.40	5-25-2032	430,695	423,840
FNMA Series 2002-W4 Class A4	6.25	5-25-2042	1,063,072	1,183,048
FNMA Series 2003-T2 Class A1 ±	0.44	3-25-2033	410,829	398,066
FNMA Series 2003-W1 Class 1A1 ±	5.89	12-25-2042	938,509	1,059,740
FNMA Series 2003-W11 Class A1 ±	3.27	6-25-2033	179,732	177,729
FNMA Series 2003-W3 Class 1A4 ±	3.35	8-25-2042	4,000,064	4,188,791
FNMA Series 2003-W5 Class A ±	0.38	4-25-2033	671,458	659,022
FNMA Series 2003-W6 Class 6A ±	3.07	8-25-2042	2,865,241	2,978,140
FNMA Series 2003-W6 Class PT4 ±	8.83	10-25-2042	2,530,904	2,966,465
FNMA Series 2003-W8 Class PT1 ±	9.71	12-25-2042	1,043,007	1,204,687
FNMA Series 2003-W9 Class A ±	0.40	6-25-2033	171,052	165,004
FNMA Series 2004-79 Class FA ±	0.45	8-25-2032	1,631,400	1,630,604
FNMA Series 2004-T1 Class 1A2	6.50	1-25-2044	1,015,203	1,160,102
FNMA Series 2004-W1 Class 2A2	7.00	12-25-2033	2,222,883	2,587,744
FNMA Series 2004-W15 Class 1A3	7.00	8-25-2044	1,927,448	2,240,652
FNMA Series 2005-71 Class DB	4.50	8-25-2025	2,046,867	2,203,264
FNMA Series 2007-2 Class FA ±	0.36	2-25-2037	271,437	271,462
FNMA Series 2007-W10 Class 2A ±	6.30	8-25-2047	1,092,515	1,233,810
FNMA Series 2009-108 Class DE	4.50	8-25-2027	158,865	161,583
FNMA Series 2011-42 Class A	3.00	2-25-2024	1,494,619	1,562,494
FNMA Series 265 Class 2	9.00	3-25-2024	196,734	228,796
FNMA Series G-8 Class E	9.00	4-25-2021	155,932	175,385
FNMA Series G92-30 Class Z	7.00	6-25-2022	303,529	331,170
FNMA Series G93-39 Class ZQ	6.50	12-25-2023	3,037,489	3,371,254
GNMA ±	3.00	8-20-2020	206,807	213,609
GNMA ±	3.00	11-20-2020	144,391	149,532
GNMA	4.00	6-20-2042	17,997,349	19,200,378
GNMA	4.00	9-20-2042	417,754	445,678
GNMA %%	4.50	9-20-2044	41,770,000	45,398,769
GNMA	5.00	7-20-2040	8,762,948	9,717,267
GNMA	6.00	8-20-2034	369,628	415,145
GNMA	6.50	12-15-2025	43,930	49,968
GNMA	6.50	4-15-2029	616	700
GNMA	6.50	5-15-2029	3,959	4,490
GNMA	6.50	5-15-2031	2,626	3,015
GNMA	6.50	9-20-2033	95,226	110,911
GNMA	7.00	12-15-2022	52,429	57,401
GNMA	7.00	5-15-2026	5,292	5,893
GNMA	7.00	3-15-2028	73,782	81,932
GNMA	7.00	1-15-2031	484	501
GNMA	7.00	4-15-2031	3,764	3,876

8	Wells Fargo Advantage Government Securities Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA	7.00%	4-15-2031	$1,292	$1,337
GNMA	7.00	8-15-2031	22,415	24,038
GNMA	7.00	3-15-2032	16,678	17,224
GNMA	7.34	10-20-2021	62,189	64,748
GNMA	7.34	12-20-2021	22,170	22,257
GNMA	7.34	2-20-2022	19,526	19,602
GNMA	7.34	4-20-2022	26,853	26,959
GNMA	7.34	9-20-2022	44,843	48,002
GNMA	8.00	4-15-2023	917	921
GNMA	8.00	6-15-2023	6,820	7,582
GNMA	8.00	12-15-2023	529,419	624,196
GNMA	8.00	2-15-2024	1,439	1,622
GNMA	8.00	9-15-2024	4,965	5,211
GNMA	8.00	6-15-2025	96	97
GNMA	8.35	4-15-2020	431,649	487,001
GNMA	8.40	5-15-2020	201,557	227,102
GNMA	8.50	7-15-2016	641	644
GNMA	9.00	12-15-2016	3,492	3,506
GNMA	9.00	4-15-2021	2,971	3,028
GNMA	9.50	10-20-2019	87,938	93,180
GNMA	10.00	12-15-2018	7,465	7,510
GNMA	12.50	4-15-2019	2,440	2,456
GNMA Series 2002-53 Class IO ±(c)	0.00	4-16-2042	5,279,835	53
GNMA Series 2005-23 Class IO ±(c)	0.42	6-17-2045	14,730,341	159,279
GNMA Series 2006-32 Class C ±	5.52	11-16-2038	12,510,000	13,317,796
GNMA Series 2006-32 Class XM ±(c)	0.08	11-16-2045	19,775,727	55,688
GNMA Series 2006-68 Class D ±	5.31	12-16-2037	12,520,000	13,835,301
GNMA Series 2007-35 Class NF ±	0.26	10-16-2035	6,158,947	6,155,572
GNMA Series 2007-44 Class FP ±	0.33	3-20-2036	3,106,068	3,105,863
GNMA Series 2007-69 Class D ±	5.25	6-16-2041	1,000,000	1,062,395
GNMA Series 2008-22 Class XM ±(c)	0.77	2-16-2050	55,458,276	1,892,292
SBA (a)(c)(i)	1.30	2-15-2018	266,012	915
SBA Series 1992-6 Class A (a)(c)(i)	2.09	10-15-2017	315,855	1,378
TVA	5.38	4-1-2056	3,670,000	4,624,604

Total Agency Securities (Cost $916,684,935)				937,078,622

Municipal Obligations: 0.61%

Arkansas: 0.00%
Arkansas Development Finance Authority (Housing Revenue, GNMA Insured)	9.75	11-15-2014	14,292	14,505

Texas: 0.61%
San Antonio TX Retama Development Corporation (Miscellaneous Revenue)	10.00	12-15-2020	5,405,000	7,925,892

Total Municipal Obligations (Cost $6,771,427)				7,940,397

Non-Agency Mortgage Backed Securities: 5.74%
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PWR-7 Class A3 ±	5.12	2-11-2041	6,251,679	6,309,376
Citigroup Commercial Mortgage Trust Series 2006-C4 Class A3 ±	5.97	3-15-2049	9,681,128	10,262,596
Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4	5.43	10-15-2049	11,280,000	12,156,558

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Government Securities Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage Backed Securities (continued)
GE Capital Commercial Mortgage Corporation Series 2005-C3 Class A7A ±	4.97%	7-10-2045	$9,360,000	$9,590,462
GS Mortgage Securities Trust Series 2013-G1 Class A2 144A±	3.56	4-10-2031	5,349,842	5,335,269
Lehman Brothers UBS Commercial Mortgage Trust Series 2006-C1 Class A4	5.16	2-15-2031	13,165,000	13,691,916
Morgan Stanley Capital I Series 2006-HQ8 Class A4 ±	5.60	3-12-2044	2,343,628	2,447,184
National Credit Union Administration Guaranteed Notes Series 2010-C1 Class APT	2.65	10-29-2020	8,060,469	8,198,867
National Credit Union Administration Guaranteed Notes Series 2011-R4 Class 1A ±	0.54	3-6-2020	2,839,082	2,845,768
National Credit Union Administration Guaranteed Notes Series 2011-R6 Class 1A ±	0.54	5-7-2020	2,603,759	2,606,313
Vendee Mortgage Trust Series 1995-1 Class 4 ±	8.77	2-15-2025	397,406	456,151
Vendee Mortgage Trust Series 1995-2C Class 3A	8.79	6-15-2025	519,420	622,230

Total Non-Agency Mortgage Backed Securities (Cost $75,919,011)				74,522,690

U.S. Treasury Securities: 49.65%
U.S. Treasury Bond	2.75	8-15-2042	12,935,000	12,154,864
U.S. Treasury Bond	3.75	8-15-2041	17,565,000	19,958,231
U.S. Treasury Bond	4.50	2-15-2036	7,475,000	9,431,350
U.S. Treasury Bond	4.63	2-15-2040	20,150,000	26,100,537
U.S. Treasury Bond	6.25	8-15-2023	18,460,000	24,504,210
U.S. Treasury Bond	7.25	8-15-2022	4,685,000	6,456,516
U.S. Treasury Note ±##	0.08	1-31-2016	130,990,000	131,003,099
U.S. Treasury Note ##	0.13	12-31-2014	84,180,000	84,196,415
U.S. Treasury Note ##	0.38	3-15-2015	89,940,000	90,087,592
U.S. Treasury Note	0.38	11-15-2015	30,605,000	30,671,964
U.S. Treasury Note ##	0.50	10-15-2014	120,390,000	120,451,158
U.S. Treasury Note	1.00	8-31-2016	12,240,000	12,357,614
U.S. Treasury Note	1.38	2-28-2019	56,830,000	56,421,506
U.S. Treasury Note	2.38	8-15-2024	20,915,000	20,973,813

Total U.S. Treasury Securities (Cost $636,583,019)				644,768,869

Yankee Corporate Bonds and Notes: 2.17%

Financials: 2.17%

Banks: 2.17%
Bank of Nova Scotia 144A	1.65	10-29-2015	13,235,000	13,419,655
Canadian Imperial Bank 144A	0.90	9-19-2014	8,355,000	8,357,256
Royal Bank of Canada Incorporated	2.00	10-1-2018	6,370,000	6,458,390

Total Yankee Corporate Bonds and Notes (Cost $27,950,423)				28,235,301

	Yield		Shares
Short-Term Investments: 0.79%

Investment Companies: 0.67%
Wells Fargo Advantage Government Money Market Fund, Institutional Class (l)(u)##	0.01		8,630,543	8,630,543

10	Wells Fargo Advantage Government Securities Fund	Portfolio of investments—August 31, 2014

Security name	Yield	Maturity date	Principal	Value

U.S. Treasury Securities: 0.12%
U.S. Treasury Bill (z)#	0.02%	9-18-2014	$1,600,000	$1,599,986

Total Short-Term Investments (Cost $10,230,527)				10,230,529

Total investments in securities
(Cost $1,674,139,342) *	131.11%	1,702,776,408
Other assets and liabilities, net	(31.11)	(404,048,599)

Total net assets	100.00%	$1,298,727,809

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	The security is issued on a when-issued basis.

¤	The security is issued in zero coupon form with no periodic interest payments.

(c)	Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

(a)	The security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $1,675,131,215 and unrealized gains (losses) consists of:

Gross unrealized gains	$35,599,995
Gross unrealized losses	(7,954,802)

Net unrealized gains	$27,645,193

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Wells Fargo Funds Trust:

We have audited the financial statements of the Wells Fargo Advantage Adjustable Rate Government Fund and the Wells Fargo Advantage Government Securities Fund (the “Funds”), each a series of the Wells Fargo Funds Trust, as of August 31, 2014, and for each of the years presented and have issued our unqualified reports thereon dated October 27, 2014 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Our audits included an audit of the Funds’ portfolios of investments (the “Portfolios”) as of August 31, 2014 appearing in Item 6 of this Form N-CSR. These Portfolios are the responsibility of management. Our responsibility is to express an opinion on these Portfolios based on our audits.

In our opinion, the Portfolios referred to above, when read in conjunction with the financial statements of the Funds, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts
October 27, 2014

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date: October 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date: October 27, 2014

By:	/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date: October 27, 2014